UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: December 31, 2019

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2019 SEMI-ANNUAL REPORT

June 30, 2019

IONIC STRATEGIC ARBITRAGE FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

IONIC STRATEGIC ARBITRAGE FUND

The Fund’s strategy of investing in a variety of arbitrage strategies entails certain risks including that the sub-advisor’s judgments about allocation between such strategies, as well as individual arbitrage opportunities, may not perform to expectations, resulting in the Fund’s underperformance or even losses versus other similar funds. Arbitrage is the simultaneous purchase and sale of an asset or assets to take advantage of a perceived pricing anomaly. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Small- or mid-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. The use of fixed-income securities, including convertible securities, entails interest rate and credit risks. In addition, the value of a convertible security could fluctuate based on the value of the underlying stock. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. Short sales involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument; the Fund’s losses are potentially unlimited in a short sale.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2019

Additional Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we take our heritage as a fiduciary very seriously — and we apply that mindset to all aspects of our business as a fund manager. As a result, for more than 30 years, we have endeavored to:

▶   Identify, engage and oversee the best money managers. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style and market strategy we offer. We are committed to partnering with those we judge to be “the best of the best” when it comes to choosing sub-advisors for our mutual funds. Whether our due-diligence process results in the selection of one sub-advisor or multiple sub-advisors, we select those we believe show the greatest potential to help us meet the high standards you’ve come to expect.

▶

Offer a variety of innovative investment solutions. Our mutual funds — which span the domestic, international, global, frontier and emerging markets — are sub-advised by experienced money managers who employ distinctive, proprietary investment processes to manage assets through a variety of economic and market conditions. From offering some of the first multi-manager funds, one of the first retirement income funds and the first open-ended mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process in an effort to help you grow your assets while mitigating risk.

▶

Provide a solutions-based approach to achieving long-term investment goals. We seek to provide investment solutions that might enable you to benefit from taking a more disciplined approach to investing. Our mutual funds provide access to institutional-quality, research-intensive investment managers with diverse processes and styles. Over the long run, having such access and spending time in the market — rather than trying to time the market — may better position you to reach your long-term investment goals during market upswings and potentially insulate against market downswings.

Our management approach is more than a concept; it’s the cornerstone of American Beacon’s culture. And we strive to employ it at every turn as we seek to provide a well-diversified line of investment solutions to help our shareholders seek long-term rewards.

Thank you for your continued interest in American Beacon. For additional information about our mutual funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

American Beacon Ionic Strategic Arbitrage FundSM

Performance Overview

June 30, 2019 (Unaudited)

The Investor Class of the American Beacon Ionic Strategic Arbitrage Fund (the “Fund”) returned 1.79% for the six months ended June 30, 2019.

Average Annual Total Returns for the Period ended June 30, 2019

	Ticker	6 Months*	1 Year	3 Years	5 Years	Since Inception (09/01/2013)
Institutional Class (1,7)	AHLIX	2.18%	(1.70)%	(0.20)%	1.06%	1.46%
Y Class (1,2,7)	AHLYX	2.19%	(1.84)%	(0.28)%	1.00%	1.41%
Investor Class (1,3,7)	AHLPX	1.79%	(2.23)%	(0.63)%	0.73%	1.18%
A without Sales Charge (1,4,7)	AHLAX	2.07%	(2.02)%	(0.57)%	0.77%	1.21%
A with Sales Charge (1,4,7)	AHLAX	(2.76)%	(6.64)%	(2.16)%	(0.21)%	0.37%
C without Sales Charge (1,5,7)	AHLCX	1.66%	(2.91)%	(1.32)%	0.16%	0.69%
C with Sales Charge (1,5,7)	AHLCX	0.66%	(3.91)%	(1.32)%	0.16%	0.69%

Bloomberg Barclays U.S. Aggregate Bond Index (6)		6.11%	7.87%	2.31%	2.95%	3.35%
ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index (6)		1.42%	2.59%	1.65%	1.12%	0.99%

*	Not Annualized

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Simultaneous with the commencement of the Fund’s investment operations on June 30, 2015, the Ionic Absolute Return Fund LLC (“Private Fund”), a privately offered investment fund managed by the Fund’s sub-advisor, transferred its assets to the Institutional Class shares of the Fund. A portion of the fees charged to the Institutional Class of the Fund has been waived since Class inception (June 30, 2015). Performance prior to waiving fees was lower than actual returns shown since inception.

2.

Fund performance for the five-year and since inception periods represents the total returns achieved by the Institutional Class from 9/1/13 up to 6/30/15, the inception date of the Y Class. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 9/1/13. A portion of the fees charged to the Y Class of the Fund has been waived since Class inception (June 30, 2015). Performance prior to waiving fees was lower than actual returns shown since inception.

3.

Fund performance for the five-year and since inception periods represents the total returns achieved by the Institutional Class from 9/1/13 up to 6/30/15, the inception date of the Investor Class. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 9/1/13. A portion of the fees charged to the Investor Class of the Fund was waived in 2015, partially recovered in 2016, and waived in 2017 and 2018. Performance prior to waiving fees was lower than actual returns shown for 2015, 2017 and 2018.

4.

Fund performance for the five-year and since inception periods represents the total returns achieved by the Institutional Class from 9/1/13 up to 6/30/15, the inception date of the A Class. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 9/1/13. A portion of the fees charged to the A Class of the Fund has been waived since Class inception (June 30, 2015). Performance prior to waiving fees was lower than actual returns shown since inception. A Class shares have a maximum sales charge of 4.75%.

5.

Fund performance for the five-year and since inception periods represents the total returns achieved by the Institutional Class from 9/1/13 up to 6/30/15, the inception date of the C Class. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 9/1/13. A portion of the fees charged to the C Class of the Fund has been waived since Class inception (June 30, 2015). Performance prior to waiving fees was lower than actual returns shown since inception. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

6.

The ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having 3-months to maturity and with a coupon equal to the closing quote for 3-Month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-Month LIBOR rate) and is rolled into a new 3-month instrument. The index, therefore, will always have a constant maturity equal to exactly 3 months. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. One cannot directly invest in an index.

7.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares were 2.63%, 2.69%, 3.37%, 2.93% and 3.78%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

2

American Beacon Ionic Strategic Arbitrage FundSM

Performance Overview

June 30, 2019 (Unaudited)

The Fund’s performance during the first half of the year resulted from mixed performance among the various arbitrage strategies. The Equity Arbitrage Strategy was the biggest positive contributor to performance during the period. The Credit Relative Value Arbitrage and Convertible Arbitrage Strategies also added value over the period. On the negative side, the Fund’s Volatility Arbitrage Strategy detracted from returns as volatility across most asset classes remained subdued for most of the period outside of the spike in U.S. equity markets in May. The Interest Rate Relative Value Arbitrage strategy was the largest detractor, given losses in mortgage holdings that were negatively impacted by sharply lower interest rates and the implied dovish shift in sentiment from the Federal Reserve (the “Fed”).

Equity Arbitrage was the Fund’s largest performance contributor. Gains were attributable to an option-based S&P replacement strategy, exposure to equity closed-end funds and two event driven situations, one a merger and the other a corporate action that benefited an equity warrant position. Losses in the second quarter were primarily attributable to a short-biased equity call spread position in the Consumer sector and across the warrant arbitrage sub strategy, where declining equity volatility was a headwind.

The Convertible Arbitrage Strategy produced gains during the first half. Attribution was primarily driven by positions in the Technology sector. These positions benefited from both credit enhancement and strong underlying stock performance. Of note, underlying volatility also remained high in the sector, which allowed for consistent opportunities to delta trade individual positions. Net exposure to the strategy was reduced marginally over the period.

The Credit Relative Value Arbitrage Strategy was another positive driver of performance, primarily by exposure to closed-end funds invested in floating rate loans and shorter dated high-yield bonds. Floating rate loan exposure was reduced in the second quarter, while positions in funds invested in shorter dated high yield bonds were increased. Not surprisingly, credit hedges detracted from overall performance in the strategy, but were nonetheless increased in the second quarter given continued tightening in credit spreads.

The Interest Rates Relative Value Arbitrage Strategy was the largest detractor from overall gains during the period. These losses were primarily attributable to mortgage holdings that were negatively impacted explicitly by sharply lower interest rates (in the context of a broad flattening in the yield curve) and implicitly by the increasingly dovish shift in sentiment from the Fed. The Fund had been reducing exposure to this sub strategy during the period.

The Fund’s Volatility Arbitrage Strategy also generated losses for the period, as volatility fell sharply across most asset classes. Specifically, losses were attributable to VIX exposure utilized to hedge overall exposure in the Fund, as well as positions oriented around foreign exchange volatility in the euro and the Canadian dollar. VIX hedges remain in the Fund and foreign exchange exposure was increased in the strategy.

Looking forward, the Fund’s sub-advisor will continue to implement its investment process by allocating the Fund’s assets among the following strategies: Convertible Arbitrage, Credit Relative Value Arbitrage, Interest Rates Relative Value Arbitrage, Equity Arbitrage, and Volatility Arbitrage, seeking capital appreciation with low volatility and reduced correlation to equities and interest rates.

3

American Beacon Ionic Strategic Arbitrage FundSM

Performance Overview

June 30, 2019 (Unaudited)

Positions By Investment Strategy			Fund
Convertible Arbitrage			13
Credit/Rates Relative Value Arbitrage			7
Equity Arbitrage			42
Volatility Arbitrage			7
Total			69

Investment Strategy Exposure (%)	LMV	*	SMV **
Convertible Arbitrage	34		(15)
Credit/Rates Relative Value Arbitrage	22		(3)
Equity Arbitrage	42		(50)
Volatility Arbitrage	3		(14)
Total	101		(82)

*	Long Market Value
**	Short Market Value

Source: Ionic Capital Management LLC

4

American Beacon Ionic Strategic Arbitrage FundSM

Expense Example

June 30, 2019 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2019 through June 30, 2019.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

5

American Beacon Ionic Strategic Arbitrage FundSM

Expense Example

June 30, 2019 (Unaudited)

American Beacon Ionic Strategic Arbitrage Fund

	Beginning Account Value 1/1/2019	Ending Account Value 6/30/2019	Expenses Paid During Period 1/1/2019-6/30/2019*
Institutional Class
Actual	$1,000.00	$1,021.80	$9.47
Hypothetical**	$1,000.00	$1,015.42	$9.44
Y Class
Actual	$1,000.00	$1,020.50	$10.02
Hypothetical**	$1,000.00	$1,014.88	$9.99
Investor Class
Actual	$1,000.00	$1,017.90	$11.16
Hypothetical**	$1,000.00	$1,013.74	$11.13
A Class
Actual	$1,000.00	$1,020.70	$11.57
Hypothetical**	$1,000.00	$1,013.34	$11.53
C Class
Actual	$1,000.00	$1,016.60	$15.20
Hypothetical**	$1,000.00	$1,009.72	$15.15

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.89%, 2.00%, 2.23%, 2.31%, and 3.04% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

6

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

SECURITIES HELD LONG - 122,57%

COMMON STOCKS - 8.98%

Communication Services - 1.28%

Interactive Media & Services - 1.28%
Liberty TripAdvisor Holdings, Inc., Class AA	12,540	$155,496
Sohu.com Ltd., ADRA	9,834	137,676

		293,172

Total Communication Services		293,172

Consumer Discretionary - 5.04%

Automobiles - 0.13%
ElectraMeccanica Vehicles Corp.A	11,566	28,915

Hotels, Restaurants & Leisure - 2.53%
Carnival PLC, ADR	10,179	460,803
Marriott International, Inc., Class A	851	119,387

		580,190

Household Durables - 0.11%
Purple Innovation, Inc.A	86,496	25,862

Internet & Direct Marketing Retail - 1.04%
Naspers Ltd., Class N, Sponsored ADR	4,909	237,743

Specialty Retail - 0.11%
Blink Charging Co.A	9,880	26,479

Textiles, Apparel & Luxury Goods - 1.12%
Kering S.A.	246	145,486
Swatch Group AG, ADR	7,842	111,905

		257,391

Total Consumer Discretionary		1,156,580

Energy - 0.46%

Oil, Gas & Consumable Fuels - 0.46%
Petroleo Brasileiro SA, ADR	6,775	105,487

Financials - 1.30%

Banks - 0.94%
Bank of Kyoto Ltd.	5,600	216,334

Insurance - 0.36%
Crawford & Co., Class B	8,705	81,043
Greenlight Capital Re Ltd., Class AA	18	153

		81,196

Total Financials		297,530

Industrials - 0.47%

Aerospace & Defense - 0.47%
HEICO Corp., Class A	1,030	106,471

Information Technology - 0.43%

Technology Hardware, Storage & Peripherals - 0.43%
Hewlett Packard Enterprise Co.	6,650	99,417

Total Common Stocks (Cost $2,083,673)		2,058,657

See accompanying notes

7

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

WARRANTS - 12.01%

Consumer Discretionary - 2.34%

Automobiles - 0.21%
ElectraMeccanica Vehicles Corp., 08/08/2023, Strike Price $4.25A	95,593	$47,797

Diversified Consumer Services - 1.08%
OneSpaWorld Holdings Ltd., 03/19/2024, Strike Price $11.50A	53,059	248,847

Hotels, Restaurants & Leisure - 0.66%
Del Taco Restaurants, Inc., 06/30/2020, Strike Price $11.50A	70,328	151,205

Internet & Direct Marketing Retail - 0.31%
Yatra Online, Inc., 12/16/2021, Strike Price $11.50A	498,699	70,067

Specialty Retail - 0.08%
Blink Charging Co., 02/08/2023, Strike Price $4.25A	26,802	11,961
Kaixin Auto Holdings CM / Seven Star Acquisition, 04/30/2024, Strike Price $11.50A	145,895	7,295

		19,256

Total Consumer Discretionary		537,172

Consumer Staples - 1.36%

Food Products - 1.36%
Hostess Brands, Inc., 11/04/2021, Strike Price $11.50A	164,517	312,582

Energy - 0.50%

Oil, Gas & Consumable Fuels - 0.50%
Altus Midstream Co., 11/12/2023, Strike Price $11.50A	86,160	38,763
Falcon Minerals Corp., 08/15/2022, Strike Price $11.50A	80,169	76,161

		114,924

Total Energy		114,924

Financials - 2.98%

Banks - 0.03%
Zions Bancorp NA, 05/22/2020, Strike Price $35.70A	450	5,976

Insurance - 2.95%
American International Group, Inc., 01/19/2021, Strike Price $43.12A	55,190	676,078

Total Financials		682,054

Health Care - 0.04%

Biotechnology - 0.04%
Xynomic Pharmaceuticals Holdings, Inc., 05/15/2024, Strike Price $11.50A	44,485	9,342

Industrials - 3.88%

Commercial Services & Supplies - 0.99%
NRC Group Holdings Corp., 10/18/2023, Strike Price $11.50A	137,944	227,801

Professional Services - 2.89%
Clarivate Analytics PLC, 10/29/2023, Strike Price $11.50A	139,246	661,418

Total Industrials		889,219

Information Technology - 0.91%

IT Services - 0.69%
Verra Mobility Corp., 10/17/2023, Strike Price $11.50A	39,232	158,890

See accompanying notes

8

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

WARRANTS - 12.01% (continued)

Information Technology - 0.91% (continued)

Software - 0.22%
GTY Govetech, Inc., 02/14/2024, Strike Price $11.50A	65,924	$50,102

Total Information Technology		208,992

Total Warrants (Cost $2,496,689)		2,754,285

	Principal Amount

CORPORATE OBLIGATIONS - 2.61% (Cost $596,009)

Consumer, Cyclical - 2.61%
Marriott Vacations Worldwide Corp., 1.500%, Due 9/15/2022	$619,000	597,681

CONVERTIBLE OBLIGATIONS - 39.69%

Communications - 11.97%
Palo Alto Networks, Inc., 0.750%, Due 7/1/2023B	668,000	703,787
Twitter, Inc., 0.250%, Due 6/15/2024	597,000	581,394
Vonage Holdings Corp., 1.750%, Due 6/1/2024B	400,000	402,670
YY, Inc.,
0.750%, Due 6/15/2025B	170,000	171,478
1.375%, Due 6/15/2026B	170,000	172,551
Zillow Group, Inc., 2.000%, Due 12/1/2021	630,000	712,932

		2,744,812

Consumer, Non-Cyclical - 8.42%
Exact Sciences Corp., 0.375%, Due 3/15/2027	888,000	1,120,080
Inovio Pharmaceuticals, Inc., 6.500%, Due 3/1/2024B	500,000	417,698
Tilray, Inc., 5.000%, Due 10/1/2023B	488,000	393,450

		1,931,228

Energy - 2.41%
Chesapeake Energy Corp., 5.500%, Due 9/15/2026	692,000	552,340

Technology - 16.89%
Altair Engineering, Inc., 0.250%, Due 6/1/2024	495,000	536,205
j2 Global, Inc., 3.250%, Due 6/15/2029	796,000	1,109,404
NXP Semiconductors N.V., 1.000%, Due 12/1/2019	1,033,000	1,088,503
PROS Holdings, Inc., 1.000%, Due 5/15/2024B	648,000	739,763
Zynga, Inc., 0.250%, Due 6/1/2024B	400,000	398,380

		3,872,255

Total Convertible Obligations (Cost $8,787,854)		9,100,635

FOREIGN CORPORATE OBLIGATIONS - 3.57% (Cost $940,254)

Financial - 3.57%
Greenlight Capital Re Ltd., 4.000%, Due 8/1/2023B	937,000	818,118

COLLATERALIZED MORTGAGE OBLIGATIONS - 8.94%

Agency CMO Interest Only - 7.38%
Fannie Mae REMIC Trust, 5.500%, Due 12/25/2043, 2014-38 QI	1,006,763	176,291
Freddie Mac REMIC Trust,
1.000%, Due 3/15/2038, 3421 IO	4,199,006	128,366
4.500%, Due 12/15/2042, 303 157C	1,218,724	238,958
Ginnie Mae REMIC Trust,
4.000%, Due 2/20/2040, 2015-162 LI	995,742	136,237
6.000%, Due 9/20/2040, 2016-75 IO	1,218,767	268,908
3.500%, Due 10/20/2041, 2013-81 PI	2,766,710	302,958
3.500%, Due 5/16/2042, 2015-84 IO	2,684,568	441,411

		1,693,129

See accompanying notes

9

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Principal Amount	Fair Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 8.94% (continued)

Agency CMO Interest Only Inverse Floater - 1.56%
Freddie Mac REMIC Trust, 0.216%, Due 4/15/2043, 4517 KI, (1-mo. LIBOR + 1.071%)D	$7,017,910	$218,261
Ginnie Mae REMIC Trust, 4.217%, Due 11/20/2033, 2003-98 SC, (1-mo. LIBOR + 6.600%)D	857,623	139,674

		357,935

Total Collateralized Mortgage Obligations (Cost $2,032,648)		2,051,064

	Shares

INVESTMENT COMPANIES - 19.82%

Closed-End Funds - 19.82%
Aberdeen Asia-Pacific Income Fund, Inc.	66,123	276,394
Adams Natural Resources Fund, Inc.	24,950	412,673
BlackRock Floating Rate Income Trust	12,410	154,132
Highland Floating Rate Opportunities FundA	54,097	748,703
Invesco Dynamic Credit Opportunities Fund	15,164	169,534
Invesco Senior Income Trust	30,943	133,674
MFS Intermediate Income Trust	82,208	317,323
Nuveen Credit Strategies Income Fund	22,932	181,621
Nuveen Floating Rate Income Fund	23,543	231,899
Nuveen Floating Rate Income Opportunity Fund	12,434	121,107
Pershing Square Holdings Ltd./Fund	37,574	659,799
PGIM Short Duration High Yield Fund, Inc.	52,934	774,424
Voya Prime Rate Trust	76,394	363,635

Total Closed-End Funds		4,544,918

Total Investment Companies (Cost $4,417,164)		4,544,918

EXCHANGE-TRADED INSTRUMENTS - 3.28% (Cost $616,097)

Exchange-Traded Notes - 3.28%
ETRACS Monthly Pay 2xLeveraged Closed-End Fund ETN	52,144	753,481

SHORT-TERM INVESTMENTS - 23.67% (Cost $5,428,781)

Investment Companies - 23.67%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.32%E F	5,428,781	5,428,781

TOTAL SECURITIES HELD LONG (Cost $27,399,169)		28,107,620

SECURITIES SOLD SHORT - (63.81%)

COMMON STOCKS - (56.93%)

Communication Services - (5.29%)

Diversified Telecommunication Services - (0.68%)
Vonage Holdings Corp.A	(13,688)	(155,085)

Entertainment - (1.20%)
Nintendo Co., Ltd.	(300)	(109,883)
Zynga, Inc., Class AA	(27,000)	(165,510)

		(275,393)

Interactive Media & Services - (3.41%)
Tencent Holdings Ltd., ADR	(4,909)	(222,181)
TripAdvisor, Inc.A	(2,796)	(129,427)
Twitter, Inc.A	(4,523)	(157,853)
Zillow Group, Inc., Class CA	(5,867)	(272,170)

		(781,631)

Total Communication Services		(1,212,109)

See accompanying notes

10

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - (56.93%) (continued)

Consumer Discretionary - (8.32%)

Diversified Consumer Services - (2.15%)
OneSpaWorld Holdings Ltd.A	(31,877)	$(494,093)

Hotels, Restaurants & Leisure - (4.97%)
Carnival Corp.	(10,179)	(473,832)
Del Taco Restaurants, Inc.A	(42,880)	(549,722)
Hilton Worldwide Holdings, Inc.	(1,186)	(115,920)

		(1,139,474)

Textiles, Apparel & Luxury Goods - (1.20%)
Cie Financiere Richemont S.A., ADR	(15,469)	(130,558)
LVMH Moet Hennessy Louis Vuitton SE	(339)	(144,284)

		(274,842)

Total Consumer Discretionary		(1,908,409)

Consumer Staples - (4.09%)

Food Products - (4.09%)
Hostess Brands, Inc.A	(64,946)	(937,820)

Energy - (1.85%)

Oil, Gas & Consumable Fuels - (1.85%)
Altus Midstream Co., Class AA	(7,786)	(28,964)
Chesapeake Energy Corp.A	(15,526)	(30,276)
Falcon Minerals Corp.A	(26,208)	(220,147)
Kinder Morgan, Inc.	(1,900)	(39,672)
Petroleo Brasileiro SA, ADR	(7,419)	(105,350)

		(424,409)

Total Energy		(424,409)

Financials - (12.30%)

Banks - (0.19%)
Zions Bancorp NA	(974)	(44,421)

Insurance - (12.11%)
American International Group, Inc.	(50,381)	(2,684,300)
Crawford & Co., Class A	(8,705)	(91,663)

		(2,775,963)

Total Financials		(2,820,384)

Health Care - (3.83%)

Biotechnology - (3.83%)
Exact Sciences Corp.A	(5,748)	(678,494)
Inovio Pharmaceuticals, Inc.A	(67,699)	(199,035)

		(877,529)

Total Health Care		(877,529)

Industrials - (9.83%)

Aerospace & Defense - (0.49%)
HEICO Corp.	(835)	(111,731)

Commercial Services & Supplies - (3.12%)
NRC Group Holdings Corp.A	(64,345)	(715,517)

See accompanying notes

11

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - (56.93%) (continued)

Industrials - (9.83%) (continued)

Electrical Equipment - (0.30%)
Nidec Corp.	(500)	$(68,288)

Professional Services - (5.92%)
Clarivate Analytics PLCA	(88,360)	(1,358,977)

Total Industrials		(2,254,513)

Information Technology - (11.42%)

Electronic Equipment, Instruments & Components - (0.28%)
Kyocera Corp.	(600)	(39,151)
Murata Manufacturing Co., Ltd.	(200)	(8,978)
Omron Corp.	(300)	(15,638)

		(63,767)

IT Services - (1.11%)
Verra Mobility Corp.A	(19,537)	(255,739)

Semiconductors & Semiconductor Equipment - (2.45%)
NXP Semiconductors N.V.	(4,964)	(484,536)
Rohm Co., Ltd.	(100)	(6,715)
Texas Instruments, Inc.	(620)	(71,151)

		(562,402)

Software - (7.58%)
Altair Engineering, Inc., Class AA	(7,100)	(286,769)
GTY Govetech, Inc.A	(4,819)	(33,010)
j2 Global, Inc.	(8,596)	(764,098)
Palo Alto Networks, Inc.A	(1,171)	(238,603)
PROS Holdings, Inc.A	(6,560)	(414,986)

		(1,737,466)

Total Information Technology		(2,619,374)

TOTAL COMMON STOCKS (Proceeds $(12,511,918))		(13,054,547)

EXCHANGE-TRADED INSTRUMENTS - (6.88%)

Exchange-Traded Funds - (6.88%)
Invesco CurrencyShares Euro Currency TrustA	(1,500)	(162,405)
iShares China Large-Cap ETF	(14,000)	(598,780)
iShares iBoxx High Yield Corporate Bond ETF	(9,400)	(815,678)

Total Exchange-Traded Funds		(1,576,863)

TOTAL EXCHANGE-TRADED INSTRUMENTS (Proceeds $(1,587,235))		(1,576,863)

TOTAL SECURITIES SOLD SHORT (Proceeds $(14,099,153))		(14,631,410)

TOTAL INVESTMENTS IN SECURITIES (EXCLUDES SECURITIES SOLD SHORT) - 122.57% (Cost $27,399,169)		28,107,620
TOTAL PURCHASED OPTIONS CONTRACTS - 8.20% (Premiums Paid $2,525,525)		1,879,988
TOTAL WRITTEN OPTIONS CONTRACTS - (1.60%) (Premiums Received $(609,394))		(367,837)
TOTAL SECURITIES SOLD SHORT - (63.81%) (Proceeds $(14,099,153))		(14,631,410)
OTHER ASSETS, NET OF LIABILITIES - 34.64%		7,943,239

NET ASSETS - 100.00%		$22,931,600

Percentages are stated as a percent of net assets.

See accompanying notes

12

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

A Non-income producing security.

B Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $4,217,895 or 18.39% of net assets. The Fund has no right to demand registration of these securities.

C Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

D Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on June 30, 2019.

E The Fund is affiliated by having the same investment advisor.

F 7-day yield.

ADR - American Depositary Receipt.

CMO - Collateralized Mortgage Obligation.

ETF - Exchange-Traded Fund.

ETN - Exchange-Traded Note.

LIBOR - London Interbank Offered Rate.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

REMIC - Real Estate Mortgage Investment Conduit.

Short Futures Contracts Open on June 30, 2019:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	2	September 2019	$(295,125)	$(294,420)	$705

			$(295,125)	$(294,420)	$705

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Canadian Dollar Currency Futures	26	September 2019	$(1,967,805)	$(1,990,430)	$(22,625)
Euro Currency Futures	5	September 2019	(710,781)	(715,406)	(4,625)

			$(2,678,586)	$(2,705,836)	$(27,250)

OTC Swap Agreements Outstanding on June 30, 2019:

Total Return Swap Agreements
Pay/Receive Floating Rate	Description	Reference Entity	Counter- party	Floating Rate	Expiration Date	Reference Quantity	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Pay	1-Month USD-LIBOR	Zions Bancorp	DUB	3.594%	8/5/2019	75,101	937,636	$-	$58,207
Receive	1-Month USD-LIBOR	Zions Bancorp	DUB	2.394%	8/5/2019	66,436	2,971,682	-	(80,547)

								$-	$(22,340)

Purchased Options Contracts Open on June 30, 2019:

Equity Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Call - Caesars Entertainment Corp.	CCP	8.00	7/19/2019	USD	196	19,600	$34,646	$73,500	$38,854
Call - Zions Bancorp NA	CCP	52.50	7/19/2019	USD	59	5,900	7,505	354	(7,151)
Call - Adams Natural Resources Fund, Inc.	CCP	17.50	8/16/2019	USD	73	7,300	4,114	548	(3,566)
Call - Beyond Meat, Inc.	CCP	160.00	8/16/2019	USD	19	1,900	27,680	29,640	1,960
Put - Blink Charging Co.	CCP	2.50	9/20/2019	USD	249	24,900	15,570	13,695	(1,875)
Put - ElectraMeccanica Vehicles Corp.	CCP	5.00	9/20/2019	USD	2	200	521	545	24

See accompanying notes

13

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

Equity Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - ElectraMeccanica Vehicles Corp.	CCP	2.50	9/20/2019	USD	1,002	100,200	$65,417	$50,100	$(15,317)
Call - Adams Natural Resources Fund, Inc.	CCP	17.50	11/15/2019	USD	439	43,900	23,801	17,560	(6,241)
Put - ElectraMeccanica Vehicles Corp.	CCP	2.50	12/20/2019	USD	16	1,600	1,457	1,280	(177)
Put - Lyft, Inc.	CCP	30.00	1/15/2021	USD	47	4,700	16,904	11,750	(5,154)
Put - Shake Shack, Inc.	CCP	45.00	1/15/2021	USD	106	10,600	56,033	28,885	(27,148)
Put - Uber Technologies, Inc.	CCP	25.00	1/15/2021	USD	50	5,000	16,687	8,250	(8,437)

							$270,335	$236,107	$(34,228)

Exchange-Traded Fund Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Call - iShares iBoxx High Yield Corporate Bond ETF	CCP	87.00	7/19/2019	USD	90	9,000	$2,966	$3,150	$184
Put - iShares iBoxx High Yield Corporate Bond ETF	CCP	83.00	8/16/2019	USD	750	75,000	18,029	12,000	(6,029)
Put - iShares iBoxx High Yield Corporate Bond ETF	CCP	82.00	8/16/2019	USD	185	18,500	9,675	2,775	(6,900)
Put - iShares iBoxx High Yield Corporate Bond ETF	CCP	78.00	10/18/2019	USD	90	9,000	5,024	1,800	(3,224)
Call - Canadian Dollar Currency Futures	CCP	75.00	12/6/2019	USD	48	48,000	70,798	103,200	32,402
Call - Canadian Dollar Currency Futures	CCP	74.50	12/6/2019	USD	38	38,000	52,961	96,140	43,179
Call - Euro Currency Futures	CCP	1.17	12/6/2019	USD	50	6,250,000	111,775	66,250	(45,525)
Put - Canadian Dollar Currency Futures	CCP	77.00	12/6/2019	USD	8	8,000	11,840	10,560	(1,280)
Put - Canadian Dollar Currency Futures	CCP	75.00	12/6/2019	USD	52	52,000	68,260	28,080	(40,180)
Put - Canadian Dollar Currency Futures	CCP	74.50	12/6/2019	USD	40	40,000	54,342	16,800	(37,542)
Put - Euro Currency Futures	CCP	1.14	12/6/2019	USD	50	6,250,000	100,394	75,000	(25,394)
Call - CurrencyShares Euro Trust ETF	CCP	116.00	1/17/2020	USD	821	82,100	156,270	28,324	(127,946)
Call - iShares China Large-Cap ETF	CCP	37.00	1/17/2020	USD	160	16,000	100,326	105,200	4,874
Put - iShares China Large-Cap ETF	CCP	37.00	1/17/2020	USD	1,440	144,000	391,734	110,880	(280,854)

							$1,154,394	$660,159	$(494,235)

Index Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Call - Dow Jones Industrial Average Index	CCP	280.00	7/19/2019	USD	100	10,000	$9,654	$1,500	$(8,154)
Call - S&P 500 Index	CCP	2,820.00	7/19/2019	USD	4	400	38,942	54,176	15,234
Put - S&P 500 Index	CCP	2,820.00	7/19/2019	USD	4	400	13,652	4,120	(9,532)

See accompanying notes

14

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

Index Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - S&P 500 Index	CCP	2,225.00	7/31/2019	USD	2	200	$4,331	$105	$(4,226)
Put - S&P 500 Index	CCP	2,800.00	8/16/2019	USD	8	800	61,284	15,920	(45,364)
Call - CBOE SPX Volatility Index	CCP	20.00	8/21/2019	USD	350	35,000	41,139	37,800	(3,339)
Put - S&P 500 Index	CCP	2,450.00	10/18/2019	USD	3	300	6,182	3,690	(2,492)
Call - S&P 500 Index	CCP	2,975.00	12/20/2019	USD	4	400	37,198	37,880	682
Put - S&P 500 Index	CCP	2,575.00	12/20/2019	USD	3	300	9,767	10,815	1,048
Put - S&P 500 Index	CCP	1,825.00	12/20/2019	USD	4	400	7,846	960	(6,886)
Call - S&P 500 Index	CCP	2,925.00	3/20/2020	USD	2	200	23,567	31,520	7,953
Put - S&P 500 Index	CCP	1,950.00	3/20/2020	USD	2	200	3,297	1,780	(1,517)
Call - S&P 500 Index	CCP	3,025.00	6/19/2020	USD	2	200	25,131	24,356	(775)
Call - S&P 500 Index	CCP	2,500.00	6/19/2020	USD	10	1,000	234,955	498,600	263,645
Put - S&P 500 Index	CCP	2,000.00	6/19/2020	USD	2	200	3,585	3,300	(285)
Put - S&P 500 Index	CCP	2,700.00	6/19/2020	USD	20	2,000	345,211	194,000	(151,211)
Put - S&P 500 Index	CCP	2,500.00	6/19/2020	USD	10	1,000	235,055	63,200	(171,855)

							$1,100,796	$983,722	$(117,074)

Written Options Contracts Open on June 30, 2019:

Equity Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Call - Chevron Corp.	CCP	127.00	7/12/2019	USD	4	400	$(442)	$(220)	$222
Call - ConocoPhillips	CCP	63.00	7/12/2019	USD	4	400	(226)	(178)	48
Call - DuPont de Nemours, Inc.	CCP	76.50	7/12/2019	USD	2	200	(211)	(159)	52
Call - EOG Resources, Inc.	CCP	95.00	7/12/2019	USD	2	200	(316)	(306)	10
Call - Exxon Mobil Corp.	CCP	78.00	7/12/2019	USD	11	1,100	(731)	(506)	225
Call - Marathon Petroleum Corp.	CCP	54.50	7/12/2019	USD	3	300	(224)	(678)	(454)
Call - Phillips 66	CCP	93.00	7/12/2019	USD	1	100	(118)	(200)	(82)
Call - Schlumberger Ltd.	CCP	40.00	7/12/2019	USD	3	300	(147)	(204)	(57)
Call - Chevron Corp.	CCP	125.00	7/19/2019	USD	4	400	(458)	(700)	(242)
Call - Chevron Corp.	CCP	120.00	7/19/2019	USD	8	800	(1,561)	(3,920)	(2,359)
Call - ConocoPhillips	CCP	62.50	7/19/2019	USD	12	1,200	(1,113)	(984)	129
Call - DowDuPont, Inc.	CCP	32.50	7/19/2019	USD	6	600	(591)	(1,422)	(831)
Call - DuPont de Nemours, Inc.	CCP	77.50	7/19/2019	USD	2	200	(303)	(130)	173
Call - ElectraMeccanica Vehicles Corp.	CCP	2.50	7/19/2019	USD	22	2,200	(758)	(440)	318
Call - EOG Resources, Inc.	CCP	90.00	7/19/2019	USD	6	600	(1,435)	(2,670)	(1,235)
Call - Exxon Mobil Corp.	CCP	77.50	7/19/2019	USD	12	1,200	(713)	(984)	(271)
Call - Exxon Mobil Corp.	CCP	75.00	7/19/2019	USD	21	2,100	(2,411)	(4,998)	(2,587)
Call - Kinder Morgan Inc/DE	CCP	21.00	7/19/2019	USD	15	1,500	(427)	(525)	(98)
Call - Marathon Petroleum Corp.	CCP	52.50	7/19/2019	USD	13	1,300	(1,542)	(5,330)	(3,788)
Call - Occidental Petroleum Corp.	CCP	52.50	7/19/2019	USD	4	400	(326)	(180)	146
Call - Occidental Petroleum Corp.	CCP	55.00	7/19/2019	USD	8	800	(916)	(104)	812
Call - Phillips 66	CCP	90.00	7/19/2019	USD	2	200	(169)	(820)	(651)
Call - Phillips 66	CCP	85.00	7/19/2019	USD	5	500	(1,057)	(4,600)	(3,543)
Call - Schlumberger Ltd.	CCP	40.00	7/19/2019	USD	7	700	(362)	(847)	(485)
Call - Schlumberger Ltd.	CCP	37.50	7/19/2019	USD	5	500	(387)	(1,385)	(998)
Call - Kinder Morgan Inc/DE	CCP	21.50	7/26/2019	USD	5	500	(157)	(90)	67

See accompanying notes

15

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

Equity Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Call - Beyond Meat, Inc.	CCP	125.00	8/16/2019	USD	17	1,700	$(50,434)	$(59,670)	$(9,236)
Call - Blink Charging Co.	CCP	5.00	9/20/2019	USD	58	5,800	(3,488)	(145)	3,343
Call - Blink Charging Co.	CCP	7.50	9/20/2019	USD	74	7,400	(2,180)	(370)	1,810
Call - ElectraMeccanica Vehicles Corp.	CCP	7.50	9/20/2019	USD	155	15,500	(3,378)	(1,162)	2,216
Call - ElectraMeccanica Vehicles Corp.	CCP	5.00	9/20/2019	USD	481	48,100	(21,004)	(2,405)	18,599
Call - Canadian Dollar Currency Futures	CCP	77.00	12/6/2019	USD	8	8,000	(7,120)	(7,600)	(480)
Call - ElectraMeccanica Vehicles Corp.	CCP	5.00	12/20/2019	USD	7	700	(276)	(70)	206
Call - ElectraMeccanica Vehicles Corp.	CCP	2.50	12/20/2019	USD	120	12,000	(8,555)	(4,200)	4,355

							$(113,536)	$(108,202)	$5,334

Exchange-Traded Fund Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Received	Fair Value	Unrealized Appreciation/ (Depreciation)
Call - iShares iBoxx High Yield Corporate Bond ETF	CCP	86.00	7/19/2019	USD	1	100	$(73)	$(116)	$(43)
Call - iShares iBoxx High Yield Corporate Bond ETF	CCP	86.00	8/16/2019	USD	245	24,500	(37,965)	(30,870)	7,095
Call - iShares iBoxx High Yield Corporate Bond ETF	CCP	87.00	8/16/2019	USD	185	18,500	(7,298)	(9,805)	(2,507)
Put - iShares iBoxx High Yield Corporate Bond ETF	CCP	82.00	10/18/2019	USD	90	9,000	(11,252)	(3,870)	7,382
Put - iShares China Large-Cap ETF	CCP	40.00	1/17/2020	USD	800	80,000	(310,366)	(121,200)	189,166

							$(366,954)	$(165,861)	$201,093

Index Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Put - S&P 500 Index	CCP	2,870.00	7/5/2019	USD	2	200	$(8,918)	$(1,070)	$7,848
Put - S&P 500 Index	CCP	2,880.00	7/12/2019	USD	2	200	(8,379)	(3,164)	5,215
Put - S&P 500 Index	CCP	2,960.00	7/19/2019	USD	2	200	(7,965)	(9,520)	(1,555)
Put - S&P 500 Index	CCP	2,920.00	7/26/2019	USD	2	200	(7,955)	(7,955)	-
Put - S&P 500 Index	CCP	2,590.00	7/31/2019	USD	2	200	(15,838)	(640)	15,198
Call - CBOE SPX Volatility Index	CCP	25.00	8/21/2019	USD	350	35,000	(20,461)	(18,550)	1,911
Put - S&P 500 Index	CCP	2,850.00	10/18/2019	USD	3	300	(22,453)	(18,420)	4,033
Call - S&P 500 Index	CCP	3,300.00	12/20/2019	USD	4	400	(7,138)	(2,460)	4,678
Put - S&P 500 Index	CCP	2,850.00	12/20/2019	USD	3	300	(24,223)	(26,175)	(1,952)
Call - S&P 500 Index	CCP	3,300.00	3/20/2020	USD	2	200	(2,475)	(3,020)	(545)
Call - S&P 500 Index	CCP	3,400.00	6/19/2020	USD	2	200	(3,099)	(2,800)	299

							$(128,904)	$(93,774)	$35,130

See accompanying notes

16

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

Glossary:

Counterparty Abbreviations:
DUB	Deutsche Bank AG

Currency Abbreviations:
USD	United States Dollar

Index Abbreviations:
CBOE	Chicago Board Options Exchange.
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index.

Other Abbreviations:
CCP	Central Counterparty Clearing House.
ETF	Exchange-Traded Fund.
LIBOR	London Interbank Offered Rate.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2019, the investments were classified as described below:

Ionic Strategic Arbitrage Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$2,058,657	$-	$-	$2,058,657
Warrants	2,754,285	-	-	2,754,285
Corporate Obligations	-	597,681	-	597,681
Convertible Obligations	-	9,100,635	-	9,100,635
Foreign Corporate Obligations	-	818,118	-	818,118
Collateralized Mortgage Obligations	-	2,051,064	-	2,051,064
Investment Companies	4,544,918	-	-	4,544,918
Exchange-Traded Instruments	753,481	-	-	753,481
Short-Term Investments	5,428,781	-	-	5,428,781

Total Investments in Securities - Assets	$15,540,122	$12,567,498	$-	$28,107,620

Liabilities
Common Stocks (Sold Short)	$(13,054,547)	$-	$-	$(13,054,547)
Exchange-Traded Instruments Sold Short	(1,576,863)	-	-	(1,576,863)

Total Investments in Securities - Liabilities	(14,631,410)	-	-	(14,631,410)

Total Investments in Securities	$908,712	$12,567,498	$-	$13,476,210

Financial Derivative Instruments - Assets
Futures Contracts	$705	$-	$-	$705
Swap Contract Agreements	-	58,207	-	58,207
Purchased Options	1,879,988	-	-	1,879,988

Total Financial Derivative Instruments - Assets	$1,880,693	$58,207	$-	$1,938,900

Financial Derivative Instruments - Liabilities
Futures Contracts	$(27,250)	$-	$-	$(27,250)
Swap Contract Agreements	-	(80,547)	-	(80,547)
Written Options	(367,837)	-	-	(367,837)

Total Financial Derivative Instruments - Liabilities	$(395,087)	$(80,547)	$-	$(475,634)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2019, there were no transfers into or out of Level 3.

See accompanying notes

17

American Beacon Ionic Strategic Arbitrage FundSM

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets:
Investments in unaffiliated securities, at fair value†	$22,678,839
Investments in affiliated securities, at fair value‡	5,428,781
Foreign currency, at fair value^	3,435
Foreign currency with brokers, at fair value#	25,099
Purchased options contracts outstanding (premiums paid $2,525,525)	1,879,988
Foreign currency deposits with brokers for futures contracts, at fair value	339
Cash	4,290
Cash with brokers	7,089,111
Cash collateral held at custodian for the benefit of the broker	1,610,000
Dividends and interest receivable	117,463
Deposits with broker for futures contracts	31,801
Receivable for investments sold	2,731,015
Receivable for fund shares sold	1,258
Receivable for tax reclaims	2,894
Receivable for expense reimbursement (Note 2)	8,709
Unrealized appreciation from swap agreements	58,207
Prepaid expenses	62,338

Total assets	41,733,567

Liabilities:
Payable for investments purchased	1,128,964
Payable for fund shares redeemed	2,360,883
Securities sold short, at fair value±	14,631,410
Written options contracts, at fair value (premiums received $609,394)	367,837
Dividends and interest expense payable	1,495
Management and sub-advisory fees payable (Note 2)	26,403
Service fees payable (Note 2)	69
Transfer agent fees payable (Note 2)	6,162
Custody and fund accounting fees payable	10,767
Professional fees payable	151,902
Trustee fees payable (Note 2)	4,808
Payable for prospectus and shareholder reports	4,196
Payable for variation margin from open futures contracts (Note 5)	26,487
Unrealized depreciation from swap agreements	80,547
Other liabilities	37

Total liabilities	18,801,967

Net assets	$22,931,600

Analysis of net assets:
Paid-in-capital	$50,581,234
Total distributable earnings (deficits)A	(27,649,634)

Net assets	$22,931,600

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	919,426

Y Class	2,099,734

Investor Class	23,521

A Class	14,615

C Class	6,420

Net assets:
Institutional Class	$6,892,443

Y Class	$15,709,280

Investor Class	$174,384

A Class	$108,239

C Class	$47,254

Net asset value, offering and redemption price per share:
Institutional Class	$7.50

Y Class	$7.48

Investor Class	$7.41

A Class	$7.41

A Class (offering price)	$7.78

C Class	$7.36

† Cost of investments in unaffiliated securities	$21,970,388
‡ Cost of investments in affiliated securities	$5,428,781
¤ Cost of foreign currency deposits with broker for futures contracts	$340
# Cost of foreign currency with brokers	$25,299
^ Cost of foreign currency	$3,381
± Proceeds of securities sold short	$14,099,153
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

18

American Beacon Ionic Strategic Arbitrage FundSM

Statement of Operations

For the period ended June 30, 2019 (Unaudited)

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$214,050
Dividend income from affiliated securities (Note 7)	109,620
Interest income	39,647

Total investment income	363,317

Expenses:
Management and sub-advisory fees (Note 2)	176,258
Transfer agent fees:
Institutional Class (Note 2)	2,455
Y Class (Note 2)	11,724
Investor Class	643
A Class	6
C Class	3
Custody and fund accounting fees	19,475
Professional fees	43,661
Registration fees and expenses	30,531
Service fees (Note 2):
Investor Class	439
A Class	11
C Class	41
Distribution fees (Note 2):
A Class	137
C Class	289
Prospectus and shareholder report expenses	9,657
Trustee fees (Note 2)	6,063
Dividends and interest on securities sold short	85,601
Other expenses	5,462

Total expenses	392,456

Net fees waived and expenses (reimbursed) (Note 2)	(88,900)

Net expenses	303,556

Net investment income	59,761

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesA	1,562,092
Purchased options contracts	(842,112)
Foreign currency transactions	(4,396)
Futures contracts	295,911
Swap agreements	(27,056)
Written options contracts	76,687
Short sales	(735,020)
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesB	1,842,091
Purchased options contracts	(502,734)
Foreign currency transactions	12,056
Futures contracts	(164,177)
Swap agreements	16,553
Written options contracts	339,708
Short sales	(1,229,772)

Net gain from investments	639,831

Net increase in net assets resulting from operations	$699,592

† Foreign taxes	$463

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

19

American Beacon Ionic Strategic Arbitrage FundSM

Statement of Changes in Net Assets

	Six Months Ended June 30, 2019	Year Ended December 31, 2018
	(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$59,761	$1,366,154
Net realized gain (loss) from investments in unaffiliated securities, purchased options contracts, foreign currency transactions, futures contracts, swap agreements, written options contracts, and short sales	326,106	(6,111,630)
Change in net unrealized appreciation of investments in unaffiliated securities, purchased options contracts, foreign currency transactions, futures contracts, swap agreements, written options contracts, and short sales	313,725	2,484,943

Net increase (decrease) in net assets resulting from operations	699,592	(2,260,533)

Distributions to shareholders:
Total retained earnings:
Institutional Class	-	(917,084)
Y Class	-	(2,401,637)
Investor Class	-	(75,180)
A Class	-	(9,603)
C Class	-	(4,388)

Net distributions to shareholders	-	(3,407,892)

Capital share transactions (Note 10):
Proceeds from sales of shares	5,914,560	17,689,908
Reinvestment of dividends and distributions	-	3,397,962
Cost of shares redeemed	(15,364,815)	(82,447,032)

Net (decrease) in net assets from capital share transactions	(9,450,255)	(61,359,162)

Net (decrease) in net assets	(8,750,663)	(67,027,587)

Net assets:
Beginning of period	31,682,263	98,709,850

End of period	$22,931,600	$31,682,263

See accompanying notes

20

American Beacon Ionic Strategic Arbitrage FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”) as a non-diversified, open-end management investment company. As of June 30, 2019, the Trust consists of thirty-three active series, one of which is presented in this filing: American Beacon Ionic Strategic Arbitrage Fund (the “Fund”). The remaining thirty-two active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the period ended June 30, 2019, the Fund has chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third-party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

21

American Beacon Ionic Strategic Arbitrage FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust

22

American Beacon Ionic Strategic Arbitrage FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily, equal to 0.35%.

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Ionic Capital Management LLC (the “Sub-Advisors”) for the Ionic Strategic Arbitrage Fund pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily equal to 0.80% of the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the period ended June 30, 2019 were as follows:

Ionic Strategic Arbitrage Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$53,644
Sub-Advisor Fees	0.80%	122,614

Total	1.15%	$176,258

Distribution Plans

The Fund, except for the A and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes. of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

23

American Beacon Ionic Strategic Arbitrage FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the period ended June 30, 2019, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Ionic Strategic Arbitrage	$13,481

As of June 30, 2019, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Ionic Strategic Arbitrage	$5,657

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended June 30, 2019, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Ionic Strategic Arbitrage	$4,716

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended June 30, 2019, the Fund did not utilize the credit facility.

24

American Beacon Ionic Strategic Arbitrage FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the period ended June 30, 2019, the Manager waived and/or reimbursed expenses as follows:

Fund	Class	Expense Cap	Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
		1/1/2019 - 6/30/2019
Ionic Strategic Arbitrage	Institutional	1.34%	$23,014	$-	2022
Ionic Strategic Arbitrage	Y	1.44%	63,968	-	2022
Ionic Strategic Arbitrage	Investor	1.72%	1,515	-	2022
Ionic Strategic Arbitrage	A	1.74%	240	-	2022
Ionic Strategic Arbitrage	C	2.49%	163	-	2022

Of these amounts, $8,709 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at June 30, 2019.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2022. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Ionic Strategic Arbitrage	$-	$33,392	$-	2019
Ionic Strategic Arbitrage	-	207,392	-	2020
Ionic Strategic Arbitrage	-	193,214	-	2021

Sales Commissions

The Fund’s Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers and it may be used to offset distribution related expenses. During the period ended June 30, 2019, there were no sales charges collected by RID from the sale of Class A Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended June 30, 2019, there were no CDSC fees collected for Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended June 30, 2019, there were no CDSC fees collected for Class C Shares of the Fund.

25

American Beacon Ionic Strategic Arbitrage FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Trustee Fees and Expenses

As compensation for their service to the Trusts, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chair receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on the Fund’s Net Asset Value (“NAV”). The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of its portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and

26

American Beacon Ionic Strategic Arbitrage FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

other appropriate indicators such as prices of relevant American Depository Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

American Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in

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Notes to Financial Statements

June 30, 2019 (Unaudited)

the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Convertible Securities

Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Exchange-Traded Notes

The Fund may invest in Exchange-Traded Notes (“ETNs”). ETNs are debt obligations that are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised. Because ETNs are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Fund to the risk that an ETN’s issuer may be unable to repay the note upon maturity. As a result, the value of the ETN may decline, including to zero. In addition, as with investments in ETFs and investment companies, the Fund will bear its proportionate share of the fees and expenses of the ETN, which may cause the Fund’s operating expenses to be higher and its performance to be lower than it would if it invested directly in the securities of the index or other reference assets of the ETN. There may be times when an ETN share trades at a premium or discount to its market benchmark. The Fund’s decision to sell its ETN holdings may be limited by the availability of a liquid market. If the Fund must sell some or all of its ETN holdings and the market for such ETN is weak, it may have to sell such holdings at a discount.

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of

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Notes to Financial Statements

June 30, 2019 (Unaudited)

each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as MBS and ABS, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Investment Company Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of

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Notes to Financial Statements

June 30, 2019 (Unaudited)

capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the sub-advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Restricted securities outstanding during the period ended June 30, 2019 are disclosed in the Notes to the Schedule of Investments.

Interest-Only and Principal-Only Mortgage-Backed Securities

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Interest-only instruments generally increase in value in a rising interest rate environment, which typically results in a slower rate of prepayments on the underlying mortgages and extends the period during which interest payments are required to be made on the IO security. Interest only securities are subject to prepayment risk, which is the risk that prepayments will accelerate in a declining interest rate environment and will reduce the number of remaining interest payments even though there is no default on the underlying mortgages. Principal only instruments generally increase in value in a declining interest rate environment, which typically results in a faster rate of prepayments on the underlying mortgages. Since a PO security is usually purchased at a discount, faster prepayments result in a higher rate of return when the face value of the security is paid back sooner than expected.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

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Notes to Financial Statements

June 30, 2019 (Unaudited)

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage-backed securities consisting of collateralized mortgage obligations and mortgage pass-through certificates. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include commercial mortgage-backed securities (“CMBS”), collateralized mortgage obligations (“CMOs”), mortgage pass-through securities, mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”).

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including money market funds and ETFs. The Fund may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund become a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Fund could invest in money market funds rather than purchasing individual short-term investments. If the Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Fund invests, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

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Notes to Financial Statements

June 30, 2019 (Unaudited)

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

Rights and Warrants

Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer’s securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets the Fund may invest in rights and warrants.

Short Sales

The Fund may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the dividends and interest payable on such securities, if any, are reflected as a liability. A Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of June 30, 2019, short positions were held by the Fund and are disclosed in the Schedule of Investments.

Special Purpose Acquisition Company

A special purpose acquisition company (“SPAC”) is a collective investment structure that allows public stock market investors to invest in private equity type transactions, particular leveraged buyouts. SPACs are shell or blank-check companies, governed by the SEC, that have no operations but go public with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (“IPO”). For the period ended June 30, 2019, the Fund did not hold SPAC securities in the portfolio.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

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Notes to Financial Statements

June 30, 2019 (Unaudited)

Variable or Floating Rate Obligations

The coupon on certain fixed-income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended June 30, 2019, the Fund entered into futures contracts primarily for hedging purposes.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended June 30, 2019
Ionic Strategic Arbitrage	17

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Notes to Financial Statements

June 30, 2019 (Unaudited)

Options Contracts

The Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Fund’s exposure to unfavorable movements of the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

During the period ended June 30, 2019, the Fund purchased/sold options primarily for return enhancement and hedging.

The Fund’s options contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of options contracts. For the purpose of this disclosure, volume is measured by the notional value of contracts outstanding at each quarter end:

Average Option Notional Amounts Outstanding Period Ended June 30, 2019
Fund	Purchased Contracts	Written Contracts
Ionic Strategic Arbitrage	$15,645,375	$245,850

Straddle Options

The Fund may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

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Notes to Financial Statements

June 30, 2019 (Unaudited)

Swap Agreements

The Fund may invest in swap agreements. Swap agreements are negotiated between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are either privately negotiated in the over-the-counter market (“OTC Swaps”) or cleared in a central clearing house (“Centrally Cleared Swaps”). The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Daily fluctuations in the value of centrally cleared swaps are recorded in variation margin on the Statement of Assets and Liabilities and recorded as unrealized gain or loss. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee pursuant to procedures approved by the Board.

For OTC payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Centrally cleared swaps provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments for OTC and centrally cleared swaps are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swap Agreements

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

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American Beacon Ionic Strategic Arbitrage FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

The Fund’s total return swap contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end:

Average Total Return Swap Notional Amounts Outstanding
Fund	Period Ended June 30, 2019
Ionic Strategic Arbitrage	5,386,860

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options contracts outstanding	$-	$-	$-	$-	$1,879,988	$1,879,988
Receivable for variation margin from open futures contracts(2)	-	-	-	-	705	705
Unrealized appreciation from swap agreements	-	-	-	-	58,207	58,207

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Written options contracts outstanding	$-	$-	$-	$-	$(367,837)	$(367,837)
Payable for variation margin from open futures contracts	-	(27,250)	-	-	-	(27,250)
Unrealized depreciation from swap agreements	-	-	-	-	(80,547)	(80,547)

The effect of financial derivative instruments on the Statement of Operations as of June 30, 2019:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options contracts	$-	$(380,355)	$-	$-	$(461,757)	$(842,112)
Futures contracts	-	61,925	-	31	233,955	295,911
Swap agreements	-	-	-	(135,120)	108,064	(27,056)
Written options contracts	-	-	-	-	76,687	76,687

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options contracts	$-	$-	$-	$-	$(502,734)	$(502,734)
Futures contracts	-	(29,406)	-	-	(134,771)	(164,177)
Swap agreements	-	-	-	-	16,553	16,553
Written options contracts	-	-	-	-	339,708	339,708
(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Master Agreements

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed

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American Beacon Ionic Strategic Arbitrage FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

delivery or sale-buyback financing transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2019.

Offsetting of Financial and Derivative Assets as of June 30, 2019:
	Assets	Liabilities
Futures Contracts(1)	$705	$27,250
Swap Agreement - OTC	58,207	80,547
Purchased Options Contracts	1,879,988	-
Written Options Contracts	-	367,837

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,938,900	$475,634

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(1,880,693)	$(395,087)

Total derivative assets and liabilities subject to an MNA	$58,207	$80,547

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of June 30, 2019:
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
Deutsche Bank AG	$58,207	$(58,207)	$-	$-	$-

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Received	Cash Collateral Received	Net Amount
Deutsche Bank AG	$80,547	$(58,207)	$-	$-	$22,340

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Allocation and Correlation Risk

The sub-advisor’s judgments about, and allocations between arbitrage strategies, asset classes and market exposures may adversely affect the Fund’s performance. There can be no assurance, particularly during periods of market disruption and stress, that the Fund will, in fact, experience a low level of correlation with a traditional portfolio of stocks and bonds or with the debt or equity markets generally. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

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American Beacon Ionic Strategic Arbitrage FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Arbitrage Risk

The Fund may use a variety of arbitrage strategies in pursuing its investment strategy. The underlying relationships among securities and derivative instruments in which the Fund takes long and short positions may change in an adverse manner, in which case the Fund may realize losses. The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated.

The expected timing of each transaction is also important since the length of time that the Fund’s capital must be committed to any given transaction may affect the rate of return realized by the Fund, and unanticipated delays could cause the Fund to lose money or not achieve the desired rate of return.

The success of the Fund’s investment strategies is dependent on the sub-advisor’s ability to exploit pricing inefficiencies among interrelated instruments. Although arbitrage positions are considered to have a lower risk profile than directional trades as the former attempt to exploit price differentials rather than overall price movements, such strategies are by no means without risk. Pricing inefficiencies, even if correctly identified, may not converge within the time frame within which the Fund maintains its positions. Even pure “riskless” arbitrage – which is rare – can result in significant losses if the arbitrage cannot be sustained (due, for example, to margin calls) until expiration. The Fund’s strategies are subject to the risks of disruptions in historical price relationships, the restricted availability of credit and the obsolescence or inaccuracy of valuation models. Market disruptions may also force the Fund to close out one or more positions. Such disruptions have in the past resulted in substantial losses for funds employing similar strategies.

The Fund expects a major component of its investment strategies to involve spreads between two or more securities. To the extent the price relationships between such securities remain constant, no gain or loss may occur. Such spread strategies do, however, entail a substantial risk that the price differential could change unfavorably and result in losses.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Some of the markets in which the Fund may effect derivative transactions are over -the-counter (“OTC”) or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight to the same extent as are members of “exchange-based” markets. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a credit or liquidity problem with the counterparty and the recent turbulence in the financial markets highlights the importance of being aware of counterparty risk resulting from OTC derivative transactions. The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result, the Funds may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

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American Beacon Ionic Strategic Arbitrage FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the sub-advisors require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Funds can invest significantly in lower quality debt securities considered speculative in nature, this risk will be substantial. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in securities denominated in non-U.S. currencies or by purchasing or selling forward currency exchange contracts in non-U.S. currencies, or non-U.S. currency futures contracts. Foreign currencies may decline in value relative to the U.S. dollar or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. Currency futures, forwards or options may not always work as intended, and in specific cases the Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose to not hedge its currency risks.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a

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American Beacon Ionic Strategic Arbitrage FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Hedging Risk

If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund’s return, or create a loss.

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund’s transaction costs because of increased broker

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American Beacon Ionic Strategic Arbitrage FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

commissions resulting from such transactions. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but they can have a negative impact on performance. Frequent trading by the Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund’s shareholders (including net short-term capital gain distributions, which are taxable to them as ordinary income).

High-Yield Securities Risk

Investing in high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act, including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

Investments in fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve has raised the federal funds rate several times since December 2015 and may continue to increase rates in the future. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Leverage Risk

The Fund’s use of futures, forward foreign currency contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not

42

American Beacon Ionic Strategic Arbitrage FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of an increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV to be volatile.

Liquidity Risk

When there is little or no active trading market for a specific security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund’s NAV and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments, the Federal Reserve, and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants.

In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent

43

American Beacon Ionic Strategic Arbitrage FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Mortgage-Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, credit risk, extension risk and prepayment risk. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Non-Diversification Risk

The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers.

Options Risk

In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit that might have been realized had it bought the underlying security at the time it purchased the call option. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If the Fund sell a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sell a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price. If the Fund sell a call option on an underlying asset that the Fund owns and the underlying asset has increased in value when the call option is exercised, the Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price.

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American Beacon Ionic Strategic Arbitrage FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”) and closed-end funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees.

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Short Position Risk

The Fund will incur a loss as a result of a short position if the price of the instrument sold short increases in value between the date of the short sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

Swap Agreement Risk

Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Interest rate swaps, total return swaps, currency swaps, credit default swaps and commodities swaps are subject to counterparty risk, credit risk and liquidity risk. In addition, interest rate swaps are subject to interest rate risk, total return swaps are subject to market risk, and interest rate risk if the underlying securities are bonds or other debt obligations, currency swaps are subject to currency risk, and commodities swaps are subject to commodities risk.

45

American Beacon Ionic Strategic Arbitrage FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Volatility Risk

The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV to experience significant increases or declines in value over short periods of time.

Warrants Risk

Warrants may be more speculative than certain other types of investments because warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2018 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

46

American Beacon Ionic Strategic Arbitrage FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

As of June 30, 2019 the tax cost for the Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Ionic Strategic Arbitrage	$31,140,226	$1,675,125	$(3,713,094)	$(2,037,969)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

During the year December 31, 2018, the Fund had the following post RIC MOD capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Ionic Strategic Arbitrage	$23,033,314	$4,939,340

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended June 30, 2019 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Ionic Strategic Arbitrage	$71,168,558	$9,126	$75,580,571	$1,074,786

A summary of the Fund’s transactions in the USG Select Fund for the period ended June 30, 2019 are as follows:

Fund	Type of Transaction	December 31, 2018 Shares/Fair Value	Purchases	Sales	June 30, 2019 Shares/Fair Value	Dividend Income
Ionic Strategic Arbitrage	Direct	$10,580,670	$21,608,847	$26,760,736	$5,428,781	$109,620

9.  Borrowing Arrangements

Effective November 15, 2018 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 14, 2019, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds will pay a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 14, 2019 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

47

American Beacon Ionic Strategic Arbitrage FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

During the period ended June 30, 2019, the Fund did not utilize this facility.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Ionic Strategic Arbitrage Fund	Shares	Amount	Shares	Amount
Shares sold	69,440	$519,731	369,844	$3,082,484
Reinvestment of dividends	-	-	124,603	917,078
Shares redeemed	(467,430)	(3,484,228)	(2,330,102)	(19,288,064)

Net (decrease) in shares outstanding	(397,990)	$(2,964,497)	(1,835,655)	$(15,288,502)

	Y Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Ionic Strategic Arbitrage Fund	Shares	Amount	Shares	Amount
Shares sold	723,701	$5,394,144	1,656,742	$13,891,665
Reinvestment of dividends	-	-	325,403	2,391,713
Shares redeemed	(1,526,206)	(11,437,062)	(7,519,109)	(61,521,380)

Net (decrease) in shares outstanding	(802,505)	$(6,042,918)	(5,536,964)	$(45,238,002)

	Investor Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Ionic Strategic Arbitrage Fund	Shares	Amount	Shares	Amount
Shares sold	86	$640	72,977	$608,461
Reinvestment of dividends	-	-	10,299	75,180
Shares redeemed	(57,577)	(428,720)	(187,306)	(1,512,063)

Net (decrease) in shares outstanding	(57,491)	$(428,080)	(104,030)	$(828,422)

	A Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Ionic Strategic Arbitrage Fund	Shares	Amount	Shares	Amount
Shares sold	6	$45	3,052	$25,298
Reinvestment of dividends	-	-	1,319	9,603
Shares redeemed	(317)	(2,363)	(3,160)	(25,994)

Net increase (decrease) in shares outstanding	(311)	$(2,318)	1,211	$8,907

	C Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Ionic Strategic Arbitrage Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	9,885	$82,000
Reinvestment of dividends	-	-	604	4,388
Shares redeemed	(1,687)	(12,442)	(12,183)	(99,531)

Net (decrease) in shares outstanding	(1,687)	$(12,442)	(1,694)	$(13,143)

11.  Subsequent Events

The Board of American Beacon Funds has approved a plan to liquidate and terminate the American Beacon Ionic Strategic Arbitrage Fund on or about October 15, 2019, upon the recommendation of American Beacon Advisors, Inc., the Fund’s investment manager.

48

American Beacon Ionic Strategic Arbitrage FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30,		Year Ended December 31,				June 30, 2015A to December 31,

	2019		2018		2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$7.34		$8.37		$9.06	$9.89	$10.00

Income (loss) from investment operations:
Net investment income	0.02	C	0.03	B	0.33	0.16	0.04
Net gains (losses) on investments (both realized and unrealized)	0.14		(0.35)		(0.34)	(0.02)	0.11

Total income (loss) from investment operations	0.16		(0.32)		(0.01)	0.14	0.15

Less distributions:
Dividends from net investment income	-		(0.71)		(0.61)	(0.45)	(0.06)
Distributions from net realized gains	-		-		(0.07)	(0.52)	(0.20)

Total distributions	-		(0.71)		(0.68)	(0.97)	(0.26)

Net asset value, end of period	$7.50		$7.34		$8.37	$9.06	$9.89

Total returnD	2.18	%E	(3.80)%		(0.15)%	1.39%	1.46	%E

Ratios and supplemental data:
Net assets, end of period	$6,892,443		$9,666,324		$26,386,023	$105,989,910	$63,421,998
Ratios to average net assets:
Expenses, before reimbursements	2.51	%F	2.48%		2.67%	3.14%	3.55	%F
Expenses, net of reimbursementsG	1.89	%F	2.21%		2.47%	3.10%	2.84	%F
Net investment income (loss), before expense reimbursements	(0.12	)%F	1.35%		0.15%	1.05%	(0.31	)%F
Net investment income, net of reimbursements	0.50	%F	1.62%		0.35%	1.09%	0.40	%F
Portfolio turnover rate	113	%E	556%		390%	436%	159	%E

A	Commencement of operations.
B	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.06).
C	Per share amounts have been calculated using the average shares method.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G

Includes non-operating expenses consisting of prime broker fees and dividends from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.34% for the period ended June 30, 2019.

See accompanying notes

49

American Beacon Ionic Strategic Arbitrage FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30,		Year Ended December 31,				June 30, 2015A to December 31,

	2019		2018		2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$7.33		$8.36		$9.06	$9.90	$10.00

Income (loss) from investment operations:
Net investment income	0.01	C	0.15	BC	0.02	0.10	0.06
Net gains (losses) on investments (both realized and unrealized)	0.14		(0.47)		(0.04)	0.03	0.10

Total income (loss) from investment operations	0.15		(0.32)		(0.02)	0.13	0.16

Less distributions:
Dividends from net investment income	-		(0.71)		(0.61)	(0.45)	(0.06)
Distributions from net realized gains	-		-		(0.07)	(0.52)	(0.20)

Total distributions	-		(0.71)		(0.68)	(0.97)	(0.26)

Redemption fees added to beneficial interests	-		-		-	-	-

Net asset value, end of period	$7.48		$7.33		$8.36	$9.06	$9.90

Total returnD	2.05	%E	(3.80)%		(0.27)%	1.28%	1.56	%E

Ratios and supplemental data:
Net assets, end of period	$15,709,280		$21,259,294		$70,589,684	$61,253,803	$26,059,687
Ratios to average net assets:
Expenses, before reimbursements	2.56	%F	2.54%		2.94%	3.31%	3.83	%F
Expenses, net of reimbursementsG	2.00	%F	2.33%		2.79%	3.30%	3.27	%F
Net investment income (loss), before expense reimbursements	(0.20	)%F	1.61%		0.08%	0.88%	0.83	%F
Net investment income, net of reimbursements	0.36	%F	1.82%		0.23%	0.88%	1.40	%F
Portfolio turnover rate	113	%E	556%		390%	436%	159	%E

A	Commencement of operations.
B	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09.
C	Per share amounts have been calculated using the average shares method.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G

Includes non-operating expenses consisting of prime broker fees and dividends from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.44% for the period ended June 30, 2019.

See accompanying notes

50

American Beacon Ionic Strategic Arbitrage FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30,		Year Ended December 31,				June 30, 2015A to December 31,

	2019		2018		2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$7.28		$8.32		$9.01	$9.88	$10.00

Income (loss) from investment operations:
Net investment income	0.01	C	0.13	B C	0.08	0.30	0.02
Net gains (losses) on investments (both realized and unrealized)	0.12		(0.48)		(0.12)	(0.20)	0.12

Total income (loss) from investment operations	0.13		(0.35)		(0.04)	0.10	0.14

Less distributions:
Dividends from net investment income	-		(0.69)		(0.58)	(0.45)	(0.06)
Distributions from net realized gains	-		-		(0.07)	(0.52)	(0.20)

Total distributions	-		(0.69)		(0.65)	(0.97)	(0.26)

Net asset value, end of period	$7.41		$7.28		$8.32	$9.01	$9.88

Total returnD	1.79	%E	(4.17)%		(0.49)%	0.98%	1.36	%E

Ratios and supplemental data:
Net assets, end of period	$174,384		$589,523		$1,539,554	$3,339,009	$2,186,944
Ratios to average net assets:
Expenses, before reimbursements	3.09	%F	3.22%		3.00%	3.47%	4.23	%F
Expenses, net of reimbursementsG	2.23	%F	2.60%		2.93%	3.50%	3.23	%F
Net investment income (loss), before expense reimbursements	(0.61	)%F	0.98%		(0.08)%	0.32%	(1.52	)%F
Net investment income (loss), net of reimbursements	0.25	%F	1.60%		(0.01)%	0.29%	(0.53	)%F
Portfolio turnover rate	113	%E	556%		390%	436%	159	%E

A	Commencement of operations.
B	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.07.
C	Per share amounts have been calculated using the average shares method.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G

Includes non-operating expenses consisting of prime broker fees and dividends from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.72% for the period ended June 30, 2019.

See accompanying notes

51

American Beacon Ionic Strategic Arbitrage FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30,		Year Ended December 31,				June 30, 2015A to December 31,

	2019		2018		2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$7.26		$8.31		$9.01	$9.88	$10.00

Income (loss) from investment operations:
Net investment income	0.00	C	0.23	B	0.03	0.07	0.08
Net gains (losses) on investments (both realized and unrealized)	0.15		(0.58)		(0.07)	0.03	0.06

Total income (loss) from investment operations	0.15		(0.35)		(0.04)	0.10	0.14

Less distributions:
Dividends from net investment income	-		(0.70)		(0.59)	(0.45)	(0.06)
Distributions from net realized gains	-		-		(0.07)	(0.52)	(0.20)

Total distributions	-		(0.70)		(0.66)	(0.97)	(0.26)

Net asset value, end of period	$7.41		$7.26		$8.31	$9.01	$9.88

Total returnD	2.07	%E	(4.23)%		(0.51)%	0.98%	1.36	%E

Ratios and supplemental data:
Net assets, end of period	$108,239		$108,393		$113,957	$115,308	$115,261
Ratios to average net assets:
Expenses, before reimbursements	2.75	%F	2.78%		3.23%	3.65%	7.35	%F
Expenses, net of reimbursementsG	2.31	%F	2.63%		3.08%	3.58%	3.37	%F
Net investment income (loss), before expense reimbursements	(0.35	)%F	1.58%		(0.22)%	0.27%	(3.54	)%F
Net investment income (loss), net of reimbursements	0.09	%F	1.73%		(0.07)%	0.34%	0.44	%F
Portfolio turnover rate	113	%E	556%		390%	436%	159	%E

A	Commencement of operations.
B	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.17.
C	Per share amounts have been calculated using the average shares method.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G

Includes non-operating expenses consisting of prime broker fees and dividends from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.74% for the period ended June 30, 2019.

See accompanying notes

52

American Beacon Ionic Strategic Arbitrage FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30,		Year Ended December 31,					June 30, 2015A to December 31,

	2019		2018		2017		2016	2015

	(unaudited)
Net asset value, beginning of period	$7.24		$8.23		$8.90		$9.85	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		0.03	C	0.00	B	(0.01)	0.05
Net gains (losses) on investments (both realized and unrealized)	0.14		(0.44)		(0.11)		0.03	0.05

Total income (loss) from investment operations	0.12		(0.41)		(0.11)		0.02	0.10

Less distributions:
Dividends from net investment income	-		(0.58)		(0.49)		(0.45)	(0.05)
Distributions from net realized gains	-		-		(0.07)		(0.52)	(0.20)

Total distributions	-		(0.58)		(0.56)		(0.97)	(0.25)

Net asset value, end of period	$7.36		$7.24		$8.23		$8.90	$9.85

Total returnD	1.66	%E	(4.95)%		(1.21)%		0.17%	1.00	%E

Ratios and supplemental data:
Net assets, end of period	$47,254		$58,729		$80,632		$152,859	$131,408
Ratios to average net assets:
Expenses, before reimbursements	3.61	%F	3.63%		3.75%		4.40%	8.14	%F
Expenses, net of reimbursementsG	3.04	%F	3.42%		3.73%		4.34%	4.11	%F
Net investment income (loss), before expense reimbursements	(1.23	)%F	0.30%		(0.83)%		(0.46)%	(4.30	)%F
Net investment income (loss), net of reimbursements	(0.67	)%F	0.51%		(0.82)%		(0.40)%	(0.28	)%F
Portfolio turnover rate	113	%E	556%		390%		436%	159	%E

A	Commencement of operations.
B	Amount represents less than 0.005% of average net assets.
C	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.04).
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G

Includes non-operating expenses consisting of prime broker fees and dividends from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 2.49% for the period ended June 30, 2019.

See accompanying notes

53

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2019 (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At in-person meetings held on May 9, 2019 and June 4-5, 2019 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 5, 2019 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Ionic Strategic Arbitrage Fund (“Fund”); and

(2) the Investment Advisory Agreement among the Manager, Ionic Capital Management LLC (the “subadvisor”), and the Trust, on behalf of the Fund.

The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Board received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Board’s process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

54

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2019 (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to renew the Agreements, the Board considered the Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Fund by the subadvisor, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisor. The Board also considered the subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting the Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of the Fund relative to the performance of the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager sustaining a loss before and after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that,

55

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2019 (Unaudited)

among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Fund that were in place during the last fiscal year. The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by the subadvisor that the subadvisor does not manage any comparable client accounts, and therefore could not provide fee schedules for comparable investment accounts managed by the subadvisor. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered the subadvisor’s representation that it has not experienced and does not currently anticipate experiencing economies of scale with respect to its management of the Fund.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made in comparison to the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile representing the bottom 20 percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

56

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2019 (Unaudited)

The expense comparisons below were made in comparison to the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense and the 5th Quintile representing the highest 20 percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Board also considered the Fund’s Morningstar fee level category. In reviewing expenses, the Board considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisor’s use of soft dollars was requested from the Manager and was considered by the Board.

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with the subadvisor for the Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4th Quintile
Compared to Broadridge Expense Universe	5th Quintile
Morningstar Fee Level Ranking – Institutional Class	High Expense Ratio

Broadridge and Morningstar Performance Analysis (three-year period ended December 31, 2018)

Compared to Broadridge Performance Universe	4th Quintile
Compared to Morningstar Category	4th Quintile

The Board also considered: (1) that the Fund has only been operational since June 30, 2015; (2) the challenges associated with identifying a peer group for evaluating the Fund’s expenses and performance as none of the funds in the Fund’s Broadridge expense group, expense universe, performance universe or Morningstar category pursue a comparable investment strategy; (3) the additional expenses associated with the implementation of the Fund’s arbitrage-based investment strategy, which is broader than the investment strategies pursued by many of the funds in the Fund’s Broadridge expense group and expense universe; (4) the subadvisor’s investment advisory fee rate was reduced, effective December 1, 2018; and (5) the Manager’s representation that, while the Manager was recommending that the Board continue to retain the subadvisor, the Manager continues to evaluate the Fund’s ongoing operational viability and whether to make any further recommendations with respect to the Fund.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and the subadvisor’s continued management of the Fund.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the first and third fiscal quarters. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Managers Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Ionic Strategic Arbitrage Fund are service marks of American Beacon Advisors, Inc.

SAR 6/19

American Beacon® FUNDS

2019 SEMI-ANNUAL REPORT

June 30, 2019

AHL MANAGED FUTURES STRATEGY FUND

AHL TARGETRISK FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ''Quick Links'' and then ''Register for E-Delivery.''

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

AHL MANAGED FUTURES STRATEGY FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of quantitative models may lead to high levels of trading and concentration among certain investments, resulting in higher trading costs and return volatility. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Regulatory changes may impair the Fund’s ability to qualify for federal income tax treatment as a regulated investment company, which could result in the Fund and shareholders incurring significant income tax expense. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

AHL TARGETRISK FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of quantitative models may lead to high levels of trading and concentration among certain investments, resulting in higher trading costs and return volatility. The Fund’s investments in high-yield or junk-rated securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. In a period of sustained deflation, inflation index-linked securities may not pay any income and may suffer a loss. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Regulatory changes may impair the Fund’s ability to qualify for federal income tax treatment as a regulated investment company, which could result in the Fund and shareholders incurring significant income tax expense. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2019

Additional Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we take our heritage as a fiduciary very seriously — and we apply that mindset to all aspects of our business as a fund manager. As a result, for more than 30 years, we have endeavored to:

▶   Identify, engage and oversee the best money managers. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style and market strategy we offer. We are committed to partnering with those we judge to be “the best of the best” when it comes to choosing sub-advisors for our mutual funds. Whether our due-diligence process results in the selection of one sub-advisor or multiple sub-advisors, we select those we believe show the greatest potential to help us meet the high standards you’ve come to expect.

▶

Offer a variety of innovative investment solutions. Our mutual funds — which span the domestic, international, global, frontier and emerging markets — are sub-advised by experienced money managers who employ distinctive, proprietary investment processes to manage assets through a variety of economic and market conditions. From offering some of the first multi-manager funds, one of the first retirement income funds and the first open-ended mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process in an effort to help you grow your assets while mitigating risk.

▶

Provide a solutions-based approach to achieving long-term investment goals. We seek to provide investment solutions that might enable you to benefit from taking a more disciplined approach to investing. Our mutual funds provide access to institutional-quality, research-intensive investment managers with diverse processes and styles. Over the long run, having such access and spending time in the market — rather than trying to time the market — may better position you to reach your long-term investment goals during market upswings and potentially insulate against market downswings.

Our management approach is more than a concept; it’s the cornerstone of American Beacon’s culture. And we strive to employ it at every turn as we seek to provide a well-diversified line of investment solutions to help our shareholders seek long-term rewards.

Thank you for your continued interest in American Beacon. For additional information about our mutual funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

June 30, 2019 (Unaudited)

The Investor Class of the American Beacon AHL Managed Futures Strategy Fund (the “Fund”) returned 1.14% for the six months ended June 30, 2019.

Average Annual Total Returns for the Period ended June 30, 2019

	Ticker	6 Months*	1 Year	3 Years	Since Inception (8/19/2014)
Institutional Class (1,5)	AHLIX	1.32%	5.06%	2.26%	4.21%
Y Class (1,5)	AHLYX	1.23%	5.03%	2.15%	4.10%
Investor Class (1,5)	AHLPX	1.14%	4.73%	1.86%	3.80%
A Class without Sales Charge (1,2,5)	AHLAX	1.05%	4.68%	1.82%	3.77%
A Class with Sales Charge (1,2,5)	AHLAX	(4.76)%	(1.36)%	(0.18)%	2.51%
C Class without Sales Charge (1,3,5)	AHLCX	0.68%	3.93%	1.09%	3.01%
C Class with Sales Charge (1,3,5)	AHLCX	(0.32)%	2.93%	1.09%	3.01%

ICE BofAML 3-Month Treasury Bill Index (4)		1.24%	2.31%	1.38%	0.89%

*	Not Annualized

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown.

2.	A Class shares have a maximum sales charge of 5.75%.

3.	C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

4.

The ICE BofAML 3-Month Treasury Bill Index is designed to measure the total return on cash, including price and interest income, based on short-term government Treasury bills of about 90-day maturity. One cannot directly invest in an index.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 1.71%, 1.72%, 1.97%, 2.05%, and 2.78%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

For the period, Fixed-Income was the best performing sector. A long position in the German bund (+1.1%) and a long position in the Euribor (+0.8%) were the top markets within the sector.

The remaining three sectors were negative over the period. Currencies were the worst performing sector for the period detracting from Fund performance. A long position in the Japanese yen versus the U.S. dollar detracted the most (-0.8%). Additionally, a long position in the Canadian dollar against the U.S. dollar generated losses of 0.5%.

Equities also realized losses over the period. The largest negative returner was a short position in the Korean Kospi (-0.6%). This was followed by a short position in the Russell 2000 which produced losses of 0.4%.

Lastly, Commodities added losses as well. Leading losses was a short position in West Texas Intermediate Crude Oil (-0.5%). Detracting the second most was a short position in Copper which returned -0.4%.

Looking forward, the Fund’s sub-advisor will continue to implement its trading strategy designed to capitalize on price trends (up or down) in a broad range of global stock index, bond, currency, short-term interest rate and commodity futures markets seeking to achieve the Fund’s goal of capital growth.

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

June 30, 2019 (Unaudited)

Commodities		% of VaR	*
Natural Gas	Short	9.56
Copper	Short	3.11
Gold	Long	2.67
Aluminum	Short	2.00
Silver	Short	1.11

Currencies		% of VaR	*
GBP/USD	Short	5.33
AUD/USD	Short	3.11
EUR/USD	Short	2.67
MXN/USD	Long	2.44
CAD/USD	Long	1.78

Equities		% of VaR	*
S&P 500 Index	Long	3.56
Australian SPI 200 Index	Long	2.89
Euro-STOXX Index	Long	2.22
FTSE 100 Index	Long	2.22
South African All Share Index	Long	2.20

Interest Rate		% of VaR	*
U.S. Treasuries	Long	5.11
German Bund	Long	2.22
Australian Bonds	Long	2.00
Japanese Bonds	Long	1.56
Euribor	Long	1.33

*

Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

American Beacon AHL TargetRisk FundSM

Performance Overview

June 30, 2019 (Unaudited)

The Investor Class of the American Beacon AHL TargetRisk Fund (the “Fund”) returned 19.90% for the six months ended June 30, 2019.

Average Annual Total Returns for the Period ended June 30, 2019

	Ticker	6 Months*	Since Inception (12/31/2018)
Institutional Class (1,3)	AHTIX	20.10%	20.10%
Y Class (1,3)	AHTYX	20.00%	20.00%
Investor Class (1,3)	AHTPX	19.90%	19.90%
A Class without Sales Charge (1,2,3)	AHTAX	20.01%	20.01%
A Class with Sales Charge (1,2,3)	AHTAX	13.11%	13.11%
C Class without Sales Charge (1,2,3)	AHACX	19.91%	19.91%
C Class with Sales Charge (1,2,3)	AHACX	18.91%	18.91%

*	Not Annualized

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

2.

A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. Fund performance represents the returns achieved by the Investor Class from 12/31/18 up to the 4/30/19 inception date of the A and C Classes and returns of the A and C Classes since 4/20/19.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares were 2.04%, 2.14%, 2.42%, 2.44% and 3.19%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

4.

The AHL TargetRisk Fund’s annual total return is compared to the TargetRisk Composite Index, which combines the returns of the MSCI World Index Hedged to U.S. Dollars (USD) and the Bloomberg Barclays Global-Aggregate Total Return Index Value Hedged USD in a 60%/40% proportion. The MSCI World Index Hedged to USD represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month forward weight. The parent index is composed of large and mid-cap stocks across 23 Developed Markets (DM) countries and its local performance is calculated in 13 different currencies, including the Euro. The MSCI© information contained herein: (1) is provided “as is,” (2) is proprietary to MSCI and/or its content providers, (3) may not be used to create any financial instruments or products or any indexes and (4) may not be copied or distributed without MSCI’s express written consent. MSCI disclaims all warranties with respect to the information. Neither MSCI nor its content providers are responsible for any damages or losses arising from any use of this information. The Bloomberg Barclays Global-Aggregate Total Return Index Value Hedged USD is a flagship measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. One cannot directly invest in an index.

Over the first half of 2019, markets were generally positive with some intermittent volatility along the way in large part due to the up and down trade negotiations between the world’s two largest economies, the U.S. and China. In early January, the U.S. Fed surprised markets by projecting no further rate hikes this year as the economy showed signs of cooling growth. Overall, this backdrop led to a supportive environment for the Fund’s investment strategy.

All sectors within the Fund produced positive returns over the period. Bonds led the way as the top performer returning 9.8%. Within the sector, the best performing markets were the U.S. Inflation-Linked Bonds (up 1.8%) and U.K. 10-Year Gilts (up 1.0%). Equities were the next best performing sector adding approximately 6.7% to Fund performance. Within equities, the FTSE 100 Index (up 1.4%) generated the largest gain, and the S&P 500 Index (up 1.3%) registered second most. Credit gained 3.1%. The U.S. High Yield CDX Index (up 1.5%) performed best followed by the U.S. 5-Year CDX Index (up 0.9%). Lastly, Commodities contributed 0.3% to Fund performance.

Looking forward, the Fund’s sub-advisor will continue to implement its strategy of building a multi-asset portfolio and combining rigorous risk controls to provide a stable level of volatility while seeking to achieve the Fund’s goal of capital growth.

American Beacon AHL TargetRisk FundSM

Performance Overview

June 30, 2019 (Unaudited)

Top Ten Holdings	% of VaR	*
U.S. Treasuries	0.4
Gilts	0.3
BBG Commodity ex-Agriculturals Index	0.2
FTSE 100	0.2
S&P 500 Index	0.1
Euro-BUND	0.1
NASDAQ 100 Index	0.1
US High Yield CDX Index	0.1
French Bonds	0.1
Nikkei	0.1

*

Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

American Beacon FundsSM

Expense Examples

June 30, 2019 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2019 through June 30, 2019.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

June 30, 2019 (Unaudited)

American Beacon AHL Managed Futures Strategy Fund

	Beginning Account Value 1/1/2019	Ending Account Value 6/30/2019	Expenses Paid During Period 1/1/2019-6/30/2019*
Institutional Class
Actual	$1,000.00	$1,012.20	$7.68
Hypothetical**	$1,000.00	$1,017.16	$7.70
Y Class
Actual	$1,000.00	$1,012.30	$8.18
Hypothetical**	$1,000.00	$1,016.66	$8.20
Investor Class
Actual	$1,000.00	$1,011.40	$9.58
Hypothetical**	$1,000.00	$1,015.27	$9.59
A Class
Actual	$1,000.00	$1,010.50	$9.67
Hypothetical**	$1,000.00	$1,015.17	$9.69
C Class
Actual	$1,000.00	$1,006.80	$13.38
Hypothetical**	$1,000.00	$1,011.46	$13.42

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.54%, 1.64%, 1.92%, 1.94%, and 2.69% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon AHL TargetRisk Fund

	Beginning Account Value 1/1/2019	Ending Account Value 6/30/2019	Expenses Paid During Period 1/1/2019-6/30/2019*
Institutional Class
Actual	$1,000.00	$1,201.00	$5.68
Hypothetical**	$1,000.00	$1,019.64	$5.21
Y Class
Actual	$1,000.00	$1,200.00	$6.22
Hypothetical**	$1,000.00	$1,019.14	$5.71
Investor Class
Actual	$1,000.00	$1,199.00	$7.74
Hypothetical**	$1,000.00	$1,017.75	$7.10
A Class***
Actual	$1,000.00	$1,058.30	$2.48
Hypothetical**	$1,000.00	$1,017.65	$7.20
C Class***
Actual	$1,000.00	$1,057.40	$3.77
Hypothetical**	$1,000.00	$1,013.94	$10.94

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.04%, 1.14%, 1.42%, 1.44%, and 2.19% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.
***

American Beacon AHL TargetRisk Fund’s A and C Classes commenced operations on April 30, 2019. Expenses are equal to the fund’s annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by the number of days since inception (61), then divided by the number of days in the year (365) to reflect the period. The Ending Account Value is derived from the fund’s share class actual return since inception. The Hypothetical 5% Annual Return information reflects the (181) day period for the six months ended June 30, 2019 to allow for comparability.

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 90.97%

Investment Companies - 4.34%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.32%A B C	45,380,132	$45,380,132

	Principal Amount

U.S. Treasury Obligations - 86.63%
U.S. Treasury Bills,
2.437%, Due 7/5/2019	$50,000,000	49,989,165
2.416%, Due 7/18/2019A	30,000,000	29,970,941
2.420%, Due 7/18/2019	55,000,000	54,946,724
2.386%, Due 8/15/2019	50,000,000	49,869,218
2.391%, Due 8/15/2019A	32,000,000	31,916,300
2.452%, Due 9/5/2019A	91,000,000	90,650,901
2.410%, Due 9/19/2019	50,000,000	49,769,148
2.354%, Due 9/26/2019A	82,000,000	81,588,804
2.385%, Due 10/3/2019A	31,000,000	30,830,624
2.385%, Due 10/3/2019	50,000,000	49,726,813
2.419%, Due 10/10/2019	50,000,000	49,706,118
2.353%, Due 10/17/2019A	30,000,000	29,815,725
2.369%, Due 10/17/2019	100,000,000	99,385,750
2.305%, Due 10/31/2019	40,000,000	39,725,839
2.031%, Due 11/7/2019	30,000,000	29,778,281
2.355%, Due 11/14/2019A	109,000,000	108,153,797
1.995%, Due 12/12/2019A	30,000,000	29,721,713

		905,545,861

Total Short-Term Investments (Cost $950,342,051)		950,925,993

TOTAL INVESTMENTS - 90.97% (Cost $950,342,051)		950,925,993
OTHER ASSETS, NET OF LIABILITIES - 9.03%		94,428,866

TOTAL NET ASSETS - 100.00%		$1,045,354,859

Percentages are stated as a percent of net assets.

A All or a portion represents positions held by the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

Long Futures Contracts Open on June 30, 2019:

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Cocoa FuturesA	398	September 2019	$9,939,896	$9,651,500	$(288,396)
Corn FuturesA	746	December 2019	16,875,508	16,094,950	(780,558)
Gasoline RBOB FuturesA	19	July 2019	1,525,556	1,513,487	(12,069)
Gold 100oz FuturesA	536	August 2019	71,470,676	75,774,320	4,303,644
LME Copper FuturesA	64	July 2019	10,365,576	9,587,200	(778,376)
LME Copper FuturesA	56	August 2019	8,389,450	8,391,600	2,150
LME Lead FuturesA	50	July 2019	2,365,808	2,406,875	41,067
LME Nickel FuturesA	75	July 2019	5,513,226	5,688,000	174,774
LME Nickel FuturesA	69	August 2019	5,194,978	5,247,864	52,886
LME Primary Aluminum FuturesA	294	July 2019	13,150,199	13,099,537	(50,662)
LME Zinc FuturesA	58	July 2019	4,170,378	3,690,250	(480,128)
LME Zinc FuturesA	58	August 2019	3,810,936	3,635,150	(175,786)
Sugar #11 World FuturesA	520	September 2019	7,438,524	7,349,888	(88,636)

			$160,210,711	$162,130,621	$1,919,910

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Canadian Dollar Currency Futures	1,158	September 2019	$88,090,693	$88,650,690	$559,997
Japanese Yen Currency Futures	367	September 2019	43,028,569	42,805,963	(222,606)
Mexican Peso Futures	3,569	September 2019	91,803,767	91,830,370	26,603
U.S. Dollar Index Futures	692	September 2019	66,611,024	66,200,872	(410,152)

			$289,534,053	$289,487,895	$(46,158)

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Amsterdam Index Futures	233	July 2019	$29,495,947	$29,723,046	$227,099
CAC40 Index Futures	515	July 2019	32,176,646	32,401,612	224,966
DAX Index Futures	157	September 2019	55,021,764	55,289,108	267,344
Euro Stoxx 50 Index Futures	1,625	September 2019	63,561,935	64,044,324	482,389
FTSE 100 Index Futures	715	September 2019	66,883,000	66,911,534	28,534
FTSE/JSE Top 40 Index Futures	1,454	September 2019	54,595,352	54,125,756	(469,596)
FTSE/MIB Index Futures	282	September 2019	33,496,874	33,919,653	422,779
Hang Seng China Enterprises Index Futures	174	July 2019	11,946,937	12,067,092	120,155
Hang Seng Index Futures	171	July 2019	30,859,040	31,199,067	340,027
IBEX 35 Index Futures	182	July 2019	18,996,904	18,983,728	(13,176)
Mini MSCI EAFE Index Futures	354	September 2019	33,896,321	34,042,410	146,089
Mini MSCI Emerging Markets Index Futures	217	September 2019	11,319,804	11,429,390	109,586
MSCI Taiwan Stock Index Futures	1,005	July 2019	38,736,204	38,843,250	107,046
NASDAQ 100 E-Mini Futures	290	September 2019	43,931,787	44,623,750	691,963
Nikkei 225 (SGX) Futures	227	September 2019	22,301,973	22,338,914	36,941
OMXS30 Index Futures	1,142	July 2019	19,626,538	19,931,796	305,258
S&P 500 E-Mini Index Futures	721	September 2019	104,771,818	106,138,410	1,366,592
S&P/TSX 60 Index Futures	397	September 2019	59,181,558	59,279,432	97,874
SPI 200 Futures	826	September 2019	94,147,313	95,088,002	940,689

			$824,947,715	$830,380,274	$5,432,559

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
3-Month Euro Euribor Futures	2,568	September 2020	$732,874,544	$733,595,397	$720,853
3-Month Euro Euribor Futures	2,157	June 2021	615,183,991	615,817,945	633,954
3-Month Euro Euribor Futures	1,466	March 2022	417,673,030	418,080,802	407,772
90-Day Eurodollar Futures	690	September 2020	169,573,080	169,817,625	244,545
90-Day Eurodollar Futures	741	June 2021	182,167,102	182,360,100	192,998
90-Day Eurodollar Futures	839	March 2022	206,112,742	206,310,100	197,358
90-Day Sterling Futures	2,904	September 2020	457,551,058	457,557,214	6,156
90-Day Sterling Futures	2,884	June 2021	454,439,592	454,268,649	(170,943)
Australian 10-Year Bond Futures	1,086	September 2019	108,812,862	109,522,635	709,773
Australian 3-Year Bond Futures	2,342	September 2019	188,834,050	189,079,210	245,160
Euro-Bobl Futures	2,113	September 2019	321,738,071	323,018,000	1,279,929
Euro-Bund Futures	1,159	September 2019	225,307,756	227,653,889	2,346,133
Euro-Buxl Futures	179	September 2019	40,152,236	41,298,455	1,146,219
Euro-Schatz Futures	1,665	September 2019	212,218,334	212,586,022	367,688
Japanese 10-Year Government Bond Futures	345	September 2019	490,963,231	492,308,584	1,345,353
Long GILT Futures	625	September 2019	102,607,823	103,421,497	813,674
U.S. Long Bond Futures	499	September 2019	75,705,896	77,641,281	1,935,385
U.S. Treasury 10-Year Note Futures	1,047	September 2019	131,539,237	133,983,281	2,444,044
U.S. Treasury 2-Year Note Futures	449	September 2019	96,049,223	96,615,680	566,457
U.S. Treasury 5-Year Note Futures	910	September 2019	106,362,559	107,522,188	1,159,629
U.S. Ultra Bond Futures	248	September 2019	42,576,044	44,035,500	1,459,456

			$5,378,442,461	$5,396,494,054	$18,051,593

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Short Futures Contracts Open on June 30, 2019:

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Brent Crude FuturesA	22	July 2019	$(1,379,751)	$(1,424,280)	$(44,529)
Coffee FuturesA	152	September 2019	(5,663,450)	(6,238,650)	(575,200)
KC Hard Red Winter Wheat FuturesA	150	September 2019	(3,550,317)	(3,461,250)	89,067
KC Hard Red Winter Wheat FuturesA	106	December 2019	(2,601,291)	(2,567,850)	33,441
LME Copper FuturesA	64	July 2019	(9,895,916)	(9,587,200)	308,716
LME Copper FuturesA	287	August 2019	(42,883,338)	(43,006,950)	(123,612)
LME Copper FuturesA	46	September 2019	(6,731,109)	(6,895,400)	(164,291)
LME Copper FuturesA	511	September 2019	(34,134,477)	(34,664,963)	(530,486)
LME Lead FuturesA	112	July 2019	(5,396,646)	(5,391,400)	5,246
LME Lead FuturesA	82	August 2019	(3,852,684)	(3,958,550)	(105,866)
LME Lead FuturesA	7	September 2019	(332,817)	(338,100)	(5,283)
LME Nickel FuturesA	75	July 2019	(5,529,478)	(5,688,000)	(158,522)
LME Nickel FuturesA	73	August 2019	(5,204,140)	(5,552,088)	(347,948)
LME Nickel FuturesA	46	September 2019	(3,231,240)	(3,506,580)	(275,340)
LME Primary Aluminum FuturesA	656	July 2019	(30,356,104)	(29,228,900)	1,127,204
LME Primary Aluminum FuturesA	290	August 2019	(13,001,594)	(12,997,437)	4,157
LME Primary Aluminum FuturesA	414	September 2019	(18,603,531)	(18,632,588)	(29,057)
LME Zinc FuturesA	58	July 2019	(3,727,261)	(3,690,250)	37,011
LME Zinc FuturesA	77	August 2019	(4,791,900)	(4,825,975)	(34,075)
LME Zinc FuturesA	61	September 2019	(3,761,385)	(3,814,025)	(52,640)
Low Sulphur Gasoil FuturesA	128	July 2019	(7,129,683)	(7,616,000)	(486,317)
Natural Gas Swap FuturesA	3,379	July 2019	(79,638,207)	(77,987,320)	1,650,887
Natural Gas Swap FuturesA	264	October 2019	(1,845,817)	(1,583,340)	262,477
Natural Gas Swap FuturesA	264	November 2019	(1,845,817)	(1,712,700)	133,117
Natural Gas Swap FuturesA	264	December 2019	(1,845,818)	(1,786,620)	59,198
Natural Gas Swap FuturesA	264	January 2020	(1,845,818)	(1,766,820)	78,998
Natural Gas Swap FuturesA	264	February 2020	(1,845,817)	(1,717,320)	128,497
Natural Gas Swap FuturesA	344	March 2020	(2,189,442)	(2,076,040)	113,402
Natural Gas Swap FuturesA	344	April 2020	(2,189,442)	(2,054,540)	134,902
Natural Gas Swap FuturesA	344	May 2020	(2,189,442)	(2,088,940)	100,502
Natural Gas Swap FuturesA	344	June 2020	(2,189,442)	(2,125,060)	64,382
Natural Gas Swap FuturesA	344	July 2020	(2,189,442)	(2,137,960)	51,482
Natural Gas Swap FuturesA	344	August 2020	(2,189,442)	(2,127,640)	61,802
Natural Gas Swap FuturesA	344	September 2020	(2,189,442)	(2,148,280)	41,162
NY Harbor ULSD FuturesA	128	July 2019	(9,824,426)	(10,426,214)	(601,788)
Silver FuturesA	359	September 2019	(27,410,362)	(27,537,095)	(126,733)
Soybean FuturesA	377	November 2019	(17,271,991)	(17,398,550)	(126,559)
WTI Crude FuturesA	66	July 2019	(3,499,950)	(3,859,020)	(359,070)

			$(373,958,229)	$(373,619,895)	$338,334

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Austrailian Dollar Currency Futures	1,988	September 2019	$(137,894,742)	$(139,875,680)	$(1,980,938)
British Pound Currency Futures	2,982	September 2019	(237,725,710)	(237,609,487)	116,223
Euro Currency Futures	1,175	September 2019	(166,256,523)	(168,120,469)	(1,863,946)
New Zealand Dollar Currency Futures	566	September 2019	(37,283,971)	(38,074,820)	(790,849)
Swiss Franc Currency Futures	33	September 2019	(4,163,443)	(4,257,825)	(94,382)

			$(583,324,389)	$(587,938,281)	$(4,613,892)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
KOSPI 200 Index Futures	761	September 2019	$(44,980,559)	$(45,871,563)	$(891,004)
Russell 2000 E-Mini Index Futures	49	September 2019	(3,744,146)	(3,839,395)	(95,249)
TOPIX Index Futures	41	September 2019	(5,910,594)	(5,898,159)	12,435

			$(54,635,299)	$(55,609,117)	$(973,818)

Forward Foreign Currency Contracts Open on June 30, 2019:
Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
INR	36,203	USD	35,875	7/5/2019	DUB	$328	$-	$328
INR	36,203	USD	35,881	7/5/2019	DUB	322	-	322
INR	72,406	USD	71,165	7/5/2019	DUB	1,241	-	1,241
INR	72,406	USD	71,641	7/5/2019	DUB	765	-	765
INR	72,406	USD	71,338	7/5/2019	DUB	1,068	-	1,068
INR	72,406	USD	71,430	7/5/2019	DUB	976	-	976
INR	72,406	USD	71,767	7/5/2019	DUB	639	-	639
INR	72,406	USD	71,846	7/5/2019	DUB	560	-	560
INR	72,406	USD	71,841	7/5/2019	DUB	565	-	565
INR	72,406	USD	71,846	7/5/2019	DUB	560	-	560
INR	72,406	USD	71,948	7/5/2019	DUB	458	-	458
INR	72,406	USD	71,939	7/5/2019	DUB	467	-	467
INR	72,406	USD	71,800	7/5/2019	DUB	606	-	606
INR	108,608	USD	107,913	7/5/2019	DUB	695	-	695
INR	108,608	USD	107,735	7/5/2019	DUB	873	-	873
INR	112,763	USD	111,216	7/5/2019	DUB	1,547	-	1,547
INR	144,811	USD	142,861	7/5/2019	DUB	1,950	-	1,950
INR	144,811	USD	142,677	7/5/2019	DUB	2,134	-	2,134
INR	144,811	USD	142,859	7/5/2019	DUB	1,952	-	1,952
INR	144,811	USD	142,773	7/5/2019	DUB	2,038	-	2,038
INR	144,811	USD	143,673	7/5/2019	DUB	1,138	-	1,138
INR	144,811	USD	143,876	7/5/2019	DUB	935	-	935
INR	144,811	USD	143,637	7/5/2019	DUB	1,174	-	1,174
INR	181,014	USD	177,999	7/5/2019	DUB	3,015	-	3,015
INR	181,014	USD	178,198	7/5/2019	DUB	2,816	-	2,816
INR	217,217	USD	215,628	7/5/2019	DUB	1,589	-	1,589
INR	217,217	USD	215,450	7/5/2019	DUB	1,767	-	1,767
INR	217,217	USD	215,115	7/5/2019	DUB	2,102	-	2,102
INR	217,217	USD	215,351	7/5/2019	DUB	1,866	-	1,866
INR	253,420	USD	250,014	7/5/2019	DUB	3,406	-	3,406
INR	253,420	USD	252,238	7/5/2019	DUB	1,182	-	1,182
INR	325,826	USD	321,590	7/5/2019	DUB	4,236	-	4,236
INR	325,826	USD	320,948	7/5/2019	DUB	4,878	-	4,878
INR	325,826	USD	323,290	7/5/2019	DUB	2,536	-	2,536
INR	325,826	USD	323,063	7/5/2019	DUB	2,763	-	2,763
INR	325,826	USD	323,015	7/5/2019	DUB	2,811	-	2,811
INR	325,826	USD	323,476	7/5/2019	DUB	2,350	-	2,350
INR	362,028	USD	357,633	7/5/2019	DUB	4,395	-	4,395
INR	362,028	USD	358,905	7/5/2019	DUB	3,123	-	3,123
INR	362,028	USD	358,443	7/5/2019	DUB	3,585	-	3,585
INR	398,231	USD	392,475	7/5/2019	DUB	5,756	-	5,756
INR	398,231	USD	394,310	7/5/2019	DUB	3,921	-	3,921
INR	434,434	USD	427,960	7/5/2019	DUB	6,474	-	6,474
INR	434,434	USD	430,323	7/5/2019	DUB	4,111	-	4,111
INR	434,434	USD	431,512	7/5/2019	DUB	2,922	-	2,922
INR	470,637	USD	467,599	7/5/2019	DUB	3,038	-	3,038
INR	470,637	USD	466,023	7/5/2019	DUB	4,614	-	4,614
INR	470,637	USD	467,330	7/5/2019	DUB	3,307	-	3,307

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
INR	470,637	USD	467,718	7/5/2019	DUB	$2,919	$-	$2,919
INR	506,840	USD	500,395	7/5/2019	DUB	6,445	-	6,445
INR	506,840	USD	503,670	7/5/2019	DUB	3,170	-	3,170
INR	543,043	USD	538,376	7/5/2019	DUB	4,667	-	4,667
INR	575,091	USD	567,217	7/5/2019	DUB	7,874	-	7,874
INR	579,245	USD	572,766	7/5/2019	DUB	6,479	-	6,479
INR	615,448	USD	611,674	7/5/2019	DUB	3,774	-	3,774
INR	615,448	USD	611,765	7/5/2019	DUB	3,683	-	3,683
INR	615,448	USD	611,903	7/5/2019	DUB	3,545	-	3,545
INR	687,854	USD	682,697	7/5/2019	DUB	5,157	-	5,157
INR	724,057	USD	718,556	7/5/2019	DUB	5,501	-	5,501
INR	760,260	USD	753,683	7/5/2019	DUB	6,577	-	6,577
INR	760,260	USD	753,228	7/5/2019	DUB	7,032	-	7,032
INR	796,462	USD	791,355	7/5/2019	DUB	5,107	-	5,107
INR	868,868	USD	863,235	7/5/2019	DUB	5,633	-	5,633
INR	905,071	USD	899,578	7/5/2019	DUB	5,493	-	5,493
INR	905,071	USD	899,423	7/5/2019	DUB	5,648	-	5,648
INR	977,477	USD	971,517	7/5/2019	DUB	5,960	-	5,960
INR	1,122,288	USD	1,115,670	7/5/2019	DUB	6,618	-	6,618
INR	1,303,302	USD	1,294,871	7/5/2019	DUB	8,431	-	8,431
INR	1,339,505	USD	1,327,945	7/5/2019	DUB	11,560	-	11,560
INR	1,846,345	USD	1,832,845	7/5/2019	DUB	13,500	-	13,500
INR	45,470,766	USD	44,796,348	7/5/2019	DUB	674,418	-	674,418
USD	39,050,036	INR	38,990,458	7/5/2019	DUB	59,578	-	59,578
USD	36,023,054	INR	36,202,839	7/5/2019	DUB	-	(179,785)	(179,785)
USD	179,585	INR	181,014	7/5/2019	DUB	-	(1,429)	(1,429)
PHP	97,564	USD	95,726	7/10/2019	DUB	1,838	-	1,838
PHP	292,693	USD	288,289	7/10/2019	DUB	4,404	-	4,404
KRW	1,299,414	USD	1,276,878	7/10/2019	DUB	22,536	-	22,536
KRW	1,732,552	USD	1,705,705	7/10/2019	DUB	26,847	-	26,847
KRW	2,858,710	USD	2,844,386	7/10/2019	DUB	14,324	-	14,324
PHP	2,910,674	USD	2,856,997	7/10/2019	DUB	53,677	-	53,677
PHP	2,910,674	USD	2,857,653	7/10/2019	DUB	53,021	-	53,021
PHP	2,910,674	USD	2,857,653	7/10/2019	DUB	53,021	-	53,021
KRW	3,118,593	USD	3,078,633	7/10/2019	DUB	39,960	-	39,960
KRW	5,370,910	USD	5,324,310	7/10/2019	DUB	46,600	-	46,600
KRW	6,237,186	USD	6,169,983	7/10/2019	DUB	67,203	-	67,203
KRW	7,103,462	USD	7,037,418	7/10/2019	DUB	66,044	-	66,044
KRW	7,190,090	USD	7,127,400	7/10/2019	DUB	62,690	-	62,690
PHP	11,171,136	USD	10,983,214	7/10/2019	DUB	187,922	-	187,922
USD	33,872,441	KRW	34,651,035	7/10/2019	DUB	-	(778,594)	(778,594)
USD	385,074	PHP	390,258	7/10/2019	DUB	-	(5,184)	(5,184)
USD	292,324	PHP	292,694	7/10/2019	DUB	-	(370)	(370)
USD	254,858	KRW	259,883	7/10/2019	DUB	-	(5,025)	(5,025)
USD	194,065	PHP	195,129	7/10/2019	DUB	-	(1,064)	(1,064)
USD	97,264	PHP	97,565	7/10/2019	DUB	-	(301)	(301)
USD	97,590	PHP	97,565	7/10/2019	DUB	25	-	25
USD	97,562	PHP	97,565	7/10/2019	DUB	-	(3)	(3)
USD	48,662	PHP	48,782	7/10/2019	DUB	-	(120)	(120)
USD	48,639	PHP	48,782	7/10/2019	DUB	-	(143)	(143)
USD	48,632	PHP	48,782	7/10/2019	DUB	-	(150)	(150)
TWD	80,535	USD	79,940	7/11/2019	DUB	595	-	595
TWD	80,535	USD	80,778	7/11/2019	DUB	-	(243)	(243)
TWD	161,069	USD	159,854	7/11/2019	DUB	1,215	-	1,215
TWD	161,069	USD	159,881	7/11/2019	DUB	1,188	-	1,188
TWD	161,069	USD	161,577	7/11/2019	DUB	-	(508)	(508)
TWD	241,604	USD	239,747	7/11/2019	DUB	1,857	-	1,857
TWD	241,604	USD	242,139	7/11/2019	DUB	-	(535)	(535)
TWD	241,604	USD	242,154	7/11/2019	DUB	-	(550)	(550)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
TWD	241,604	USD	242,311	7/11/2019	DUB	$-	$(707)	$(707)
TWD	322,138	USD	321,667	7/11/2019	DUB	471	-	471
TWD	322,138	USD	323,698	7/11/2019	DUB	-	(1,560)	(1,560)
TWD	322,138	USD	322,933	7/11/2019	DUB	-	(795)	(795)
TWD	402,673	USD	404,361	7/11/2019	DUB	-	(1,688)	(1,688)
TWD	644,277	USD	643,252	7/11/2019	DUB	1,025	-	1,025
TWD	805,346	USD	808,538	7/11/2019	DUB	-	(3,192)	(3,192)
TWD	805,346	USD	808,889	7/11/2019	DUB	-	(3,543)	(3,543)
TWD	885,881	USD	887,985	7/11/2019	DUB	-	(2,104)	(2,104)
TWD	1,208,019	USD	1,209,443	7/11/2019	DUB	-	(1,424)	(1,424)
USD	4,446,562	TWD	4,509,938	7/11/2019	DUB	-	(63,376)	(63,376)
USD	957,121	TWD	966,415	7/11/2019	DUB	-	(9,294)	(9,294)
USD	238,824	TWD	241,604	7/11/2019	DUB	-	(2,780)	(2,780)
USD	238,679	TWD	241,604	7/11/2019	DUB	-	(2,925)	(2,925)
USD	239,831	TWD	241,604	7/11/2019	DUB	-	(1,773)	(1,773)
USD	239,395	TWD	241,604	7/11/2019	DUB	-	(2,209)	(2,209)
USD	159,104	TWD	161,069	7/11/2019	DUB	-	(1,965)	(1,965)
USD	159,326	TWD	161,069	7/11/2019	DUB	-	(1,743)	(1,743)
USD	159,315	TWD	161,069	7/11/2019	DUB	-	(1,754)	(1,754)
USD	79,782	TWD	80,535	7/11/2019	DUB	-	(753)	(753)
USD	79,702	TWD	80,535	7/11/2019	DUB	-	(833)	(833)
USD	79,865	TWD	80,535	7/11/2019	DUB	-	(670)	(670)
USD	79,814	TWD	80,535	7/11/2019	DUB	-	(721)	(721)
USD	79,590	TWD	80,535	7/11/2019	DUB	-	(945)	(945)
INR	17,868,204	USD	17,718,795	7/12/2019	DUB	149,409	-	149,409
EUR	5,575,162	USD	5,584,200	7/18/2019	DUB	-	(9,038)	(9,038)
KRW	86,650	USD	86,492	7/19/2019	DUB	158	-	158
KRW	173,300	USD	172,865	7/19/2019	DUB	435	-	435
KRW	259,950	USD	259,769	7/19/2019	DUB	181	-	181
KRW	346,600	USD	346,640	7/19/2019	DUB	-	(40)	(40)
KRW	346,600	USD	346,686	7/19/2019	DUB	-	(86)	(86)
KRW	346,600	USD	346,284	7/19/2019	DUB	316	-	316
KRW	433,250	USD	431,816	7/19/2019	DUB	1,434	-	1,434
KRW	433,250	USD	431,655	7/19/2019	DUB	1,595	-	1,595
KRW	433,250	USD	432,766	7/19/2019	DUB	484	-	484
KRW	519,901	USD	520,328	7/19/2019	DUB	-	(427)	(427)
KRW	606,551	USD	604,376	7/19/2019	DUB	2,175	-	2,175
KRW	693,201	USD	693,591	7/19/2019	DUB	-	(390)	(390)
KRW	693,201	USD	693,421	7/19/2019	DUB	-	(220)	(220)
KRW	779,851	USD	777,442	7/19/2019	DUB	2,409	-	2,409
KRW	779,851	USD	777,434	7/19/2019	DUB	2,417	-	2,417
KRW	779,851	USD	778,528	7/19/2019	DUB	1,323	-	1,323
KRW	866,501	USD	863,570	7/19/2019	DUB	2,931	-	2,931
KRW	866,501	USD	867,017	7/19/2019	DUB	-	(516)	(516)
KRW	866,501	USD	862,738	7/19/2019	DUB	3,763	-	3,763
KRW	953,151	USD	948,022	7/19/2019	DUB	5,129	-	5,129
KRW	1,039,801	USD	1,033,885	7/19/2019	DUB	5,916	-	5,916
KRW	1,213,101	USD	1,210,653	7/19/2019	DUB	2,448	-	2,448
KRW	1,299,752	USD	1,292,977	7/19/2019	DUB	6,775	-	6,775
KRW	1,299,752	USD	1,296,737	7/19/2019	DUB	3,015	-	3,015
KRW	1,386,402	USD	1,383,784	7/19/2019	DUB	2,618	-	2,618
KRW	1,906,302	USD	1,893,760	7/19/2019	DUB	12,542	-	12,542
KRW	2,426,203	USD	2,413,577	7/19/2019	DUB	12,626	-	12,626
KRW	3,206,054	USD	3,190,563	7/19/2019	DUB	15,491	-	15,491
USD	84,631,224	KRW	86,650,107	7/19/2019	DUB	-	(2,018,883)	(2,018,883)
USD	3,144,836	KRW	3,206,054	7/19/2019	DUB	-	(61,218)	(61,218)
USD	850,188	KRW	866,501	7/19/2019	DUB	-	(16,313)	(16,313)
PHP	536,290	USD	529,243	7/24/2019	DUB	7,047	-	7,047
PHP	16,088,712	USD	15,789,776	7/24/2019	DUB	298,936	-	298,936

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
TWD	80,605	USD	80,751	7/26/2019	DUB	$-	$(146)	$(146)
TWD	80,605	USD	80,510	7/26/2019	DUB	95	-	95
TWD	161,211	USD	161,708	7/26/2019	DUB	-	(497)	(497)
TWD	161,211	USD	161,405	7/26/2019	DUB	-	(194)	(194)
TWD	161,211	USD	161,483	7/26/2019	DUB	-	(272)	(272)
TWD	241,817	USD	242,544	7/26/2019	DUB	-	(727)	(727)
TWD	241,817	USD	242,452	7/26/2019	DUB	-	(635)	(635)
TWD	241,817	USD	241,727	7/26/2019	DUB	90	-	90
TWD	322,422	USD	323,116	7/26/2019	DUB	-	(694)	(694)
TWD	322,422	USD	323,621	7/26/2019	DUB	-	(1,199)	(1,199)
TWD	403,028	USD	402,538	7/26/2019	DUB	490	-	490
TWD	403,028	USD	404,297	7/26/2019	DUB	-	(1,269)	(1,269)
TWD	403,028	USD	404,243	7/26/2019	DUB	-	(1,215)	(1,215)
TWD	483,633	USD	485,101	7/26/2019	DUB	-	(1,468)	(1,468)
TWD	483,633	USD	484,490	7/26/2019	DUB	-	(857)	(857)
USD	30,799,518	TWD	31,274,942	7/26/2019	DUB	-	(475,424)	(475,424)
USD	638,753	TWD	644,844	7/26/2019	DUB	-	(6,091)	(6,091)
INR	938,309	USD	939,170	7/31/2019	DUB	-	(861)	(861)
INR	36,049	USD	36,085	8/9/2019	DUB	-	(36)	(36)
INR	72,098	USD	72,175	8/9/2019	DUB	-	(77)	(77)
INR	108,147	USD	108,244	8/9/2019	DUB	-	(97)	(97)
INR	108,147	USD	108,263	8/9/2019	DUB	-	(116)	(116)
INR	108,147	USD	108,232	8/9/2019	DUB	-	(85)	(85)
INR	108,147	USD	108,244	8/9/2019	DUB	-	(97)	(97)
INR	144,196	USD	144,315	8/9/2019	DUB	-	(119)	(119)
INR	144,196	USD	144,378	8/9/2019	DUB	-	(182)	(182)
INR	180,245	USD	180,447	8/9/2019	DUB	-	(202)	(202)
INR	684,930	USD	681,519	8/9/2019	DUB	3,411	-	3,411
INR	829,126	USD	826,150	8/9/2019	DUB	2,976	-	2,976
INR	1,045,419	USD	1,043,728	8/9/2019	DUB	1,691	-	1,691
INR	1,081,468	USD	1,079,043	8/9/2019	DUB	2,425	-	2,425
INR	1,225,664	USD	1,226,374	8/9/2019	DUB	-	(710)	(710)
INR	36,048,945	USD	35,843,321	8/9/2019	DUB	205,624	-	205,624
INR	38,824,714	USD	38,875,252	8/9/2019	DUB	-	(50,538)	(50,538)
BRL	26,042	USD	24,739	7/2/2019	HUS	1,303	-	1,303
BRL	26,042	USD	24,532	7/2/2019	HUS	1,510	-	1,510
BRL	26,042	USD	24,567	7/2/2019	HUS	1,475	-	1,475
BRL	26,042	USD	24,696	7/2/2019	HUS	1,346	-	1,346
BRL	26,042	USD	24,693	7/2/2019	HUS	1,349	-	1,349
BRL	26,042	USD	24,690	7/2/2019	HUS	1,352	-	1,352
BRL	26,042	USD	24,674	7/2/2019	HUS	1,368	-	1,368
BRL	26,042	USD	24,694	7/2/2019	HUS	1,348	-	1,348
BRL	26,042	USD	24,686	7/2/2019	HUS	1,356	-	1,356
BRL	26,042	USD	24,689	7/2/2019	HUS	1,353	-	1,353
BRL	26,042	USD	24,698	7/2/2019	HUS	1,344	-	1,344
BRL	26,042	USD	24,698	7/2/2019	HUS	1,344	-	1,344
BRL	26,042	USD	24,685	7/2/2019	HUS	1,357	-	1,357
BRL	26,042	USD	24,788	7/2/2019	HUS	1,254	-	1,254
BRL	26,042	USD	24,798	7/2/2019	HUS	1,244	-	1,244
BRL	26,042	USD	24,800	7/2/2019	HUS	1,242	-	1,242
BRL	26,042	USD	24,804	7/2/2019	HUS	1,238	-	1,238
BRL	26,042	USD	24,804	7/2/2019	HUS	1,238	-	1,238
BRL	26,042	USD	24,805	7/2/2019	HUS	1,237	-	1,237
BRL	26,042	USD	24,805	7/2/2019	HUS	1,237	-	1,237
BRL	26,042	USD	24,806	7/2/2019	HUS	1,236	-	1,236
BRL	26,042	USD	24,807	7/2/2019	HUS	1,235	-	1,235
BRL	26,042	USD	24,799	7/2/2019	HUS	1,243	-	1,243
BRL	26,042	USD	24,800	7/2/2019	HUS	1,242	-	1,242
BRL	26,042	USD	24,800	7/2/2019	HUS	1,242	-	1,242

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	26,042	USD	24,801	7/2/2019	HUS	$1,241	$-	$1,241
BRL	26,042	USD	24,801	7/2/2019	HUS	1,241	-	1,241
BRL	26,042	USD	24,764	7/2/2019	HUS	1,278	-	1,278
BRL	26,042	USD	24,764	7/2/2019	HUS	1,278	-	1,278
BRL	26,042	USD	24,776	7/2/2019	HUS	1,266	-	1,266
BRL	26,042	USD	24,779	7/2/2019	HUS	1,263	-	1,263
BRL	26,042	USD	24,782	7/2/2019	HUS	1,260	-	1,260
BRL	26,042	USD	24,781	7/2/2019	HUS	1,261	-	1,261
BRL	26,042	USD	24,810	7/2/2019	HUS	1,232	-	1,232
BRL	26,042	USD	24,811	7/2/2019	HUS	1,231	-	1,231
BRL	26,042	USD	24,808	7/2/2019	HUS	1,234	-	1,234
BRL	26,042	USD	24,811	7/2/2019	HUS	1,231	-	1,231
BRL	26,042	USD	24,673	7/2/2019	HUS	1,369	-	1,369
BRL	26,042	USD	24,677	7/2/2019	HUS	1,365	-	1,365
BRL	26,042	USD	24,666	7/2/2019	HUS	1,376	-	1,376
BRL	26,042	USD	24,675	7/2/2019	HUS	1,367	-	1,367
BRL	26,042	USD	25,037	7/2/2019	HUS	1,005	-	1,005
BRL	26,042	USD	25,071	7/2/2019	HUS	971	-	971
BRL	52,084	USD	49,621	7/2/2019	HUS	2,463	-	2,463
BRL	52,084	USD	49,641	7/2/2019	HUS	2,443	-	2,443
BRL	52,084	USD	49,666	7/2/2019	HUS	2,418	-	2,418
BRL	52,084	USD	49,690	7/2/2019	HUS	2,394	-	2,394
BRL	52,084	USD	49,434	7/2/2019	HUS	2,650	-	2,650
BRL	52,084	USD	49,418	7/2/2019	HUS	2,666	-	2,666
BRL	52,084	USD	49,648	7/2/2019	HUS	2,436	-	2,436
BRL	52,084	USD	49,452	7/2/2019	HUS	2,632	-	2,632
BRL	52,084	USD	49,444	7/2/2019	HUS	2,640	-	2,640
BRL	52,084	USD	49,466	7/2/2019	HUS	2,618	-	2,618
BRL	52,084	USD	49,620	7/2/2019	HUS	2,464	-	2,464
BRL	52,084	USD	49,603	7/2/2019	HUS	2,481	-	2,481
BRL	52,084	USD	49,161	7/2/2019	HUS	2,923	-	2,923
BRL	52,084	USD	49,174	7/2/2019	HUS	2,910	-	2,910
BRL	52,084	USD	49,399	7/2/2019	HUS	2,685	-	2,685
BRL	52,084	USD	49,406	7/2/2019	HUS	2,678	-	2,678
BRL	52,084	USD	49,358	7/2/2019	HUS	2,726	-	2,726
BRL	52,084	USD	49,368	7/2/2019	HUS	2,716	-	2,716
BRL	52,084	USD	49,615	7/2/2019	HUS	2,469	-	2,469
BRL	52,084	USD	49,592	7/2/2019	HUS	2,492	-	2,492
BRL	52,084	USD	49,595	7/2/2019	HUS	2,489	-	2,489
BRL	52,084	USD	49,601	7/2/2019	HUS	2,483	-	2,483
BRL	52,084	USD	49,534	7/2/2019	HUS	2,550	-	2,550
BRL	52,084	USD	49,552	7/2/2019	HUS	2,532	-	2,532
BRL	52,084	USD	49,571	7/2/2019	HUS	2,513	-	2,513
BRL	52,084	USD	49,571	7/2/2019	HUS	2,513	-	2,513
BRL	52,084	USD	49,575	7/2/2019	HUS	2,509	-	2,509
BRL	52,084	USD	49,609	7/2/2019	HUS	2,475	-	2,475
BRL	52,084	USD	49,345	7/2/2019	HUS	2,739	-	2,739
BRL	52,084	USD	49,319	7/2/2019	HUS	2,765	-	2,765
BRL	52,084	USD	49,338	7/2/2019	HUS	2,746	-	2,746
BRL	52,084	USD	49,343	7/2/2019	HUS	2,741	-	2,741
BRL	52,084	USD	50,181	7/2/2019	HUS	1,903	-	1,903
BRL	52,084	USD	50,042	7/2/2019	HUS	2,042	-	2,042
BRL	52,084	USD	50,157	7/2/2019	HUS	1,927	-	1,927
BRL	52,084	USD	50,030	7/2/2019	HUS	2,054	-	2,054
BRL	52,084	USD	50,083	7/2/2019	HUS	2,001	-	2,001
BRL	52,084	USD	50,174	7/2/2019	HUS	1,910	-	1,910
BRL	52,084	USD	51,148	7/2/2019	HUS	936	-	936
BRL	52,084	USD	51,153	7/2/2019	HUS	931	-	931
BRL	52,084	USD	51,157	7/2/2019	HUS	927	-	927

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	52,084	USD	51,178	7/2/2019	HUS	$906	$-	$906
BRL	52,084	USD	51,202	7/2/2019	HUS	882	-	882
BRL	52,084	USD	51,634	7/2/2019	HUS	450	-	450
BRL	78,126	USD	74,890	7/2/2019	HUS	3,236	-	3,236
BRL	78,126	USD	74,437	7/2/2019	HUS	3,689	-	3,689
BRL	78,126	USD	74,442	7/2/2019	HUS	3,684	-	3,684
BRL	78,126	USD	74,442	7/2/2019	HUS	3,684	-	3,684
BRL	78,126	USD	74,468	7/2/2019	HUS	3,658	-	3,658
BRL	78,126	USD	74,510	7/2/2019	HUS	3,616	-	3,616
BRL	78,126	USD	74,126	7/2/2019	HUS	4,000	-	4,000
BRL	78,126	USD	74,218	7/2/2019	HUS	3,908	-	3,908
BRL	78,126	USD	74,129	7/2/2019	HUS	3,997	-	3,997
BRL	78,126	USD	74,396	7/2/2019	HUS	3,730	-	3,730
BRL	78,126	USD	74,134	7/2/2019	HUS	3,992	-	3,992
BRL	78,126	USD	74,199	7/2/2019	HUS	3,927	-	3,927
BRL	78,126	USD	74,200	7/2/2019	HUS	3,926	-	3,926
BRL	78,126	USD	74,379	7/2/2019	HUS	3,747	-	3,747
BRL	78,126	USD	74,381	7/2/2019	HUS	3,745	-	3,745
BRL	78,126	USD	74,416	7/2/2019	HUS	3,710	-	3,710
BRL	78,126	USD	74,134	7/2/2019	HUS	3,992	-	3,992
BRL	78,126	USD	74,153	7/2/2019	HUS	3,973	-	3,973
BRL	78,126	USD	74,010	7/2/2019	HUS	4,116	-	4,116
BRL	78,126	USD	75,064	7/2/2019	HUS	3,062	-	3,062
BRL	78,126	USD	76,225	7/2/2019	HUS	1,901	-	1,901
BRL	78,126	USD	76,722	7/2/2019	HUS	1,404	-	1,404
BRL	78,126	USD	76,738	7/2/2019	HUS	1,388	-	1,388
BRL	78,126	USD	76,827	7/2/2019	HUS	1,299	-	1,299
BRL	104,168	USD	99,863	7/2/2019	HUS	4,305	-	4,305
BRL	104,168	USD	99,243	7/2/2019	HUS	4,925	-	4,925
BRL	104,168	USD	99,283	7/2/2019	HUS	4,885	-	4,885
BRL	104,168	USD	99,332	7/2/2019	HUS	4,836	-	4,836
BRL	104,168	USD	98,869	7/2/2019	HUS	5,299	-	5,299
BRL	104,168	USD	99,791	7/2/2019	HUS	4,377	-	4,377
BRL	104,168	USD	99,850	7/2/2019	HUS	4,318	-	4,318
BRL	104,168	USD	99,997	7/2/2019	HUS	4,171	-	4,171
BRL	104,168	USD	98,905	7/2/2019	HUS	5,263	-	5,263
BRL	104,168	USD	99,224	7/2/2019	HUS	4,944	-	4,944
BRL	104,168	USD	99,232	7/2/2019	HUS	4,936	-	4,936
BRL	104,168	USD	99,194	7/2/2019	HUS	4,974	-	4,974
BRL	104,168	USD	98,314	7/2/2019	HUS	5,854	-	5,854
BRL	104,168	USD	98,941	7/2/2019	HUS	5,227	-	5,227
BRL	104,168	USD	98,966	7/2/2019	HUS	5,202	-	5,202
BRL	104,168	USD	99,795	7/2/2019	HUS	4,373	-	4,373
BRL	104,168	USD	100,349	7/2/2019	HUS	3,819	-	3,819
BRL	104,168	USD	100,073	7/2/2019	HUS	4,095	-	4,095
BRL	104,168	USD	100,349	7/2/2019	HUS	3,819	-	3,819
BRL	104,168	USD	101,696	7/2/2019	HUS	2,472	-	2,472
BRL	104,168	USD	102,294	7/2/2019	HUS	1,874	-	1,874
BRL	104,168	USD	102,310	7/2/2019	HUS	1,858	-	1,858
BRL	104,168	USD	102,724	7/2/2019	HUS	1,444	-	1,444
BRL	104,168	USD	102,730	7/2/2019	HUS	1,438	-	1,438
BRL	104,168	USD	103,284	7/2/2019	HUS	884	-	884
BRL	104,168	USD	103,282	7/2/2019	HUS	886	-	886
BRL	104,168	USD	103,302	7/2/2019	HUS	866	-	866
BRL	130,210	USD	124,939	7/2/2019	HUS	5,271	-	5,271
BRL	130,210	USD	124,105	7/2/2019	HUS	6,105	-	6,105
BRL	130,210	USD	122,902	7/2/2019	HUS	7,308	-	7,308
BRL	130,210	USD	123,674	7/2/2019	HUS	6,536	-	6,536
BRL	130,210	USD	123,671	7/2/2019	HUS	6,539	-	6,539

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	130,210	USD	123,695	7/2/2019	HUS	$6,515	$-	$6,515
BRL	130,210	USD	125,945	7/2/2019	HUS	4,265	-	4,265
BRL	130,210	USD	126,992	7/2/2019	HUS	3,218	-	3,218
BRL	130,210	USD	127,074	7/2/2019	HUS	3,136	-	3,136
BRL	130,210	USD	127,873	7/2/2019	HUS	2,337	-	2,337
BRL	130,210	USD	127,910	7/2/2019	HUS	2,300	-	2,300
BRL	130,210	USD	127,916	7/2/2019	HUS	2,294	-	2,294
BRL	130,210	USD	127,956	7/2/2019	HUS	2,254	-	2,254
BRL	130,210	USD	128,422	7/2/2019	HUS	1,788	-	1,788
BRL	130,210	USD	128,449	7/2/2019	HUS	1,761	-	1,761
BRL	156,252	USD	149,742	7/2/2019	HUS	6,510	-	6,510
BRL	156,252	USD	148,447	7/2/2019	HUS	7,805	-	7,805
BRL	156,252	USD	151,118	7/2/2019	HUS	5,134	-	5,134
BRL	156,252	USD	152,427	7/2/2019	HUS	3,825	-	3,825
BRL	156,252	USD	152,563	7/2/2019	HUS	3,689	-	3,689
BRL	156,252	USD	152,621	7/2/2019	HUS	3,631	-	3,631
BRL	156,252	USD	152,728	7/2/2019	HUS	3,524	-	3,524
BRL	156,252	USD	153,453	7/2/2019	HUS	2,799	-	2,799
BRL	156,252	USD	153,425	7/2/2019	HUS	2,827	-	2,827
BRL	156,252	USD	153,618	7/2/2019	HUS	2,634	-	2,634
BRL	156,252	USD	155,045	7/2/2019	HUS	1,207	-	1,207
BRL	156,252	USD	154,936	7/2/2019	HUS	1,316	-	1,316
BRL	156,252	USD	154,755	7/2/2019	HUS	1,497	-	1,497
BRL	156,252	USD	154,936	7/2/2019	HUS	1,316	-	1,316
BRL	182,294	USD	174,634	7/2/2019	HUS	7,660	-	7,660
BRL	182,294	USD	179,019	7/2/2019	HUS	3,275	-	3,275
BRL	182,294	USD	179,782	7/2/2019	HUS	2,512	-	2,512
BRL	182,294	USD	180,986	7/2/2019	HUS	1,308	-	1,308
BRL	208,336	USD	203,350	7/2/2019	HUS	4,986	-	4,986
BRL	208,336	USD	203,267	7/2/2019	HUS	5,069	-	5,069
BRL	208,336	USD	203,423	7/2/2019	HUS	4,913	-	4,913
BRL	208,336	USD	204,751	7/2/2019	HUS	3,585	-	3,585
BRL	208,336	USD	205,857	7/2/2019	HUS	2,479	-	2,479
BRL	208,336	USD	205,740	7/2/2019	HUS	2,596	-	2,596
BRL	208,336	USD	205,846	7/2/2019	HUS	2,490	-	2,490
BRL	208,336	USD	206,494	7/2/2019	HUS	1,842	-	1,842
BRL	208,336	USD	207,755	7/2/2019	HUS	581	-	581
BRL	208,336	USD	207,787	7/2/2019	HUS	549	-	549
BRL	208,336	USD	207,835	7/2/2019	HUS	501	-	501
BRL	208,336	USD	206,681	7/2/2019	HUS	1,655	-	1,655
BRL	217,711	USD	208,684	7/2/2019	HUS	9,027	-	9,027
BRL	234,378	USD	228,548	7/2/2019	HUS	5,830	-	5,830
BRL	234,378	USD	228,786	7/2/2019	HUS	5,592	-	5,592
BRL	234,378	USD	228,878	7/2/2019	HUS	5,500	-	5,500
BRL	234,378	USD	229,025	7/2/2019	HUS	5,353	-	5,353
BRL	234,378	USD	230,250	7/2/2019	HUS	4,128	-	4,128
BRL	234,378	USD	231,307	7/2/2019	HUS	3,071	-	3,071
BRL	234,378	USD	231,470	7/2/2019	HUS	2,908	-	2,908
BRL	234,378	USD	231,119	7/2/2019	HUS	3,259	-	3,259
BRL	234,378	USD	231,327	7/2/2019	HUS	3,051	-	3,051
BRL	234,378	USD	231,208	7/2/2019	HUS	3,170	-	3,170
BRL	234,378	USD	233,730	7/2/2019	HUS	648	-	648
BRL	234,378	USD	233,760	7/2/2019	HUS	618	-	618
BRL	239,261	USD	227,690	7/2/2019	HUS	11,571	-	11,571
BRL	260,420	USD	250,238	7/2/2019	HUS	10,182	-	10,182
BRL	260,420	USD	254,052	7/2/2019	HUS	6,368	-	6,368
BRL	260,420	USD	254,220	7/2/2019	HUS	6,200	-	6,200
BRL	260,420	USD	255,774	7/2/2019	HUS	4,646	-	4,646
BRL	260,420	USD	255,741	7/2/2019	HUS	4,679	-	4,679

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	260,420	USD	257,255	7/2/2019	HUS	$3,165	$-	$3,165
BRL	260,420	USD	256,832	7/2/2019	HUS	3,588	-	3,588
BRL	260,420	USD	257,241	7/2/2019	HUS	3,179	-	3,179
BRL	260,420	USD	259,712	7/2/2019	HUS	708	-	708
BRL	261,706	USD	259,346	7/2/2019	HUS	2,360	-	2,360
BRL	272,139	USD	260,865	7/2/2019	HUS	11,274	-	11,274
BRL	286,462	USD	279,415	7/2/2019	HUS	7,047	-	7,047
BRL	286,462	USD	279,393	7/2/2019	HUS	7,069	-	7,069
BRL	286,462	USD	282,580	7/2/2019	HUS	3,882	-	3,882
BRL	286,462	USD	285,803	7/2/2019	HUS	659	-	659
BRL	286,462	USD	285,546	7/2/2019	HUS	916	-	916
BRL	286,462	USD	276,299	7/2/2019	HUS	10,163	-	10,163
BRL	287,877	USD	285,479	7/2/2019	HUS	2,398	-	2,398
BRL	288,287	USD	286,396	7/2/2019	HUS	1,891	-	1,891
BRL	307,621	USD	292,722	7/2/2019	HUS	14,899	-	14,899
BRL	312,504	USD	305,297	7/2/2019	HUS	7,207	-	7,207
BRL	312,504	USD	305,421	7/2/2019	HUS	7,083	-	7,083
BRL	312,504	USD	306,827	7/2/2019	HUS	5,677	-	5,677
BRL	312,504	USD	306,945	7/2/2019	HUS	5,559	-	5,559
BRL	312,504	USD	306,960	7/2/2019	HUS	5,544	-	5,544
BRL	312,504	USD	308,753	7/2/2019	HUS	3,751	-	3,751
BRL	317,712	USD	304,855	7/2/2019	HUS	12,857	-	12,857
BRL	319,201	USD	316,306	7/2/2019	HUS	2,895	-	2,895
BRL	338,546	USD	324,537	7/2/2019	HUS	14,009	-	14,009
BRL	338,546	USD	335,423	7/2/2019	HUS	3,123	-	3,123
BRL	338,546	USD	335,995	7/2/2019	HUS	2,551	-	2,551
BRL	349,484	USD	335,022	7/2/2019	HUS	14,462	-	14,462
BRL	364,588	USD	356,252	7/2/2019	HUS	8,336	-	8,336
BRL	364,588	USD	362,262	7/2/2019	HUS	2,326	-	2,326
BRL	364,588	USD	363,617	7/2/2019	HUS	971	-	971
BRL	364,588	USD	361,748	7/2/2019	HUS	2,840	-	2,840
BRL	366,910	USD	364,391	7/2/2019	HUS	2,519	-	2,519
BRL	371,217	USD	367,613	7/2/2019	HUS	3,604	-	3,604
BRL	376,653	USD	372,804	7/2/2019	HUS	3,849	-	3,849
BRL	380,994	USD	365,147	7/2/2019	HUS	15,847	-	15,847
BRL	381,255	USD	365,653	7/2/2019	HUS	15,602	-	15,602
BRL	390,630	USD	382,010	7/2/2019	HUS	8,620	-	8,620
BRL	390,630	USD	387,827	7/2/2019	HUS	2,803	-	2,803
BRL	390,630	USD	387,337	7/2/2019	HUS	3,293	-	3,293
BRL	390,630	USD	387,677	7/2/2019	HUS	2,953	-	2,953
BRL	394,418	USD	390,739	7/2/2019	HUS	3,679	-	3,679
BRL	416,672	USD	407,363	7/2/2019	HUS	9,309	-	9,309
BRL	416,672	USD	415,790	7/2/2019	HUS	882	-	882
BRL	416,672	USD	412,946	7/2/2019	HUS	3,726	-	3,726
BRL	416,672	USD	415,250	7/2/2019	HUS	1,422	-	1,422
BRL	416,672	USD	415,649	7/2/2019	HUS	1,023	-	1,023
BRL	418,730	USD	414,547	7/2/2019	HUS	4,183	-	4,183
BRL	419,326	USD	416,597	7/2/2019	HUS	2,729	-	2,729
BRL	428,665	USD	408,876	7/2/2019	HUS	19,789	-	19,789
BRL	430,461	USD	426,215	7/2/2019	HUS	4,246	-	4,246
BRL	442,714	USD	432,944	7/2/2019	HUS	9,770	-	9,770
BRL	442,714	USD	432,724	7/2/2019	HUS	9,990	-	9,990
BRL	442,714	USD	434,994	7/2/2019	HUS	7,720	-	7,720
BRL	442,714	USD	440,287	7/2/2019	HUS	2,427	-	2,427
BRL	442,714	USD	439,492	7/2/2019	HUS	3,222	-	3,222
BRL	450,813	USD	432,170	7/2/2019	HUS	18,643	-	18,643
BRL	460,580	USD	439,230	7/2/2019	HUS	21,350	-	21,350
BRL	464,628	USD	459,039	7/2/2019	HUS	5,589	-	5,589
BRL	468,756	USD	467,638	7/2/2019	HUS	1,118	-	1,118

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	471,742	USD	468,915	7/2/2019	HUS	$2,827	$-	$2,827
BRL	489,850	USD	470,203	7/2/2019	HUS	19,647	-	19,647
BRL	494,798	USD	486,058	7/2/2019	HUS	8,740	-	8,740
BRL	497,241	USD	492,146	7/2/2019	HUS	5,095	-	5,095
BRL	509,266	USD	490,668	7/2/2019	HUS	18,598	-	18,598
BRL	510,424	USD	505,623	7/2/2019	HUS	4,801	-	4,801
BRL	511,172	USD	506,065	7/2/2019	HUS	5,107	-	5,107
BRL	520,840	USD	509,424	7/2/2019	HUS	11,416	-	11,416
BRL	520,840	USD	509,087	7/2/2019	HUS	11,753	-	11,753
BRL	520,840	USD	519,371	7/2/2019	HUS	1,469	-	1,469
BRL	520,840	USD	519,399	7/2/2019	HUS	1,441	-	1,441
BRL	524,158	USD	520,828	7/2/2019	HUS	3,330	-	3,330
BRL	534,546	USD	528,334	7/2/2019	HUS	6,212	-	6,212
BRL	540,111	USD	517,747	7/2/2019	HUS	22,364	-	22,364
BRL	557,306	USD	538,610	7/2/2019	HUS	18,696	-	18,696
BRL	572,924	USD	567,471	7/2/2019	HUS	5,453	-	5,453
BRL	572,924	USD	568,749	7/2/2019	HUS	4,175	-	4,175
BRL	576,573	USD	572,970	7/2/2019	HUS	3,603	-	3,603
BRL	625,008	USD	614,046	7/2/2019	HUS	10,962	-	10,962
BRL	625,008	USD	614,266	7/2/2019	HUS	10,742	-	10,742
BRL	625,008	USD	621,094	7/2/2019	HUS	3,914	-	3,914
BRL	631,519	USD	605,342	7/2/2019	HUS	26,177	-	26,177
BRL	636,441	USD	610,182	7/2/2019	HUS	26,259	-	26,259
BRL	651,050	USD	639,926	7/2/2019	HUS	11,124	-	11,124
BRL	654,265	USD	648,144	7/2/2019	HUS	6,121	-	6,121
BRL	675,822	USD	667,539	7/2/2019	HUS	8,283	-	8,283
BRL	688,437	USD	665,665	7/2/2019	HUS	22,772	-	22,772
BRL	703,134	USD	695,100	7/2/2019	HUS	8,034	-	8,034
BRL	703,134	USD	695,930	7/2/2019	HUS	7,204	-	7,204
BRL	712,063	USD	705,695	7/2/2019	HUS	6,368	-	6,368
BRL	720,495	USD	713,003	7/2/2019	HUS	7,492	-	7,492
BRL	721,220	USD	696,086	7/2/2019	HUS	25,134	-	25,134
BRL	733,820	USD	729,031	7/2/2019	HUS	4,789	-	4,789
BRL	733,820	USD	728,932	7/2/2019	HUS	4,888	-	4,888
BRL	750,219	USD	718,901	7/2/2019	HUS	31,318	-	31,318
BRL	755,218	USD	729,853	7/2/2019	HUS	25,365	-	25,365
BRL	805,791	USD	772,250	7/2/2019	HUS	33,541	-	33,541
BRL	819,638	USD	809,411	7/2/2019	HUS	10,227	-	10,227
BRL	885,428	USD	850,808	7/2/2019	HUS	34,620	-	34,620
BRL	885,428	USD	875,454	7/2/2019	HUS	9,974	-	9,974
BRL	903,966	USD	895,512	7/2/2019	HUS	8,454	-	8,454
BRL	917,916	USD	887,607	7/2/2019	HUS	30,309	-	30,309
BRL	920,151	USD	902,964	7/2/2019	HUS	17,187	-	17,187
BRL	920,151	USD	902,397	7/2/2019	HUS	17,754	-	17,754
BRL	923,044	USD	890,295	7/2/2019	HUS	32,749	-	32,749
BRL	963,554	USD	957,755	7/2/2019	HUS	5,799	-	5,799
BRL	971,270	USD	953,372	7/2/2019	HUS	17,898	-	17,898
BRL	989,596	USD	956,552	7/2/2019	HUS	33,044	-	33,044
BRL	1,062,877	USD	1,013,382	7/2/2019	HUS	49,495	-	49,495
BRL	1,098,211	USD	1,083,888	7/2/2019	HUS	14,323	-	14,323
BRL	1,119,806	USD	1,082,769	7/2/2019	HUS	37,037	-	37,037
BRL	1,119,806	USD	1,112,951	7/2/2019	HUS	6,855	-	6,855
BRL	1,183,213	USD	1,144,251	7/2/2019	HUS	38,962	-	38,962
BRL	1,224,927	USD	1,209,730	7/2/2019	HUS	15,197	-	15,197
BRL	1,250,016	USD	1,242,525	7/2/2019	HUS	7,491	-	7,491
BRL	1,290,777	USD	1,248,556	7/2/2019	HUS	42,221	-	42,221
BRL	1,329,107	USD	1,303,781	7/2/2019	HUS	25,326	-	25,326
BRL	1,354,184	USD	1,326,855	7/2/2019	HUS	27,329	-	27,329
BRL	1,381,254	USD	1,317,456	7/2/2019	HUS	63,798	-	63,798

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	1,750,597	USD	1,689,251	7/2/2019	HUS	$61,346	$-	$61,346
USD	36,506,210	BRL	39,063,009	7/2/2019	HUS	-	(2,556,799)	(2,556,799)
USD	12,214,337	BRL	13,021,003	7/2/2019	HUS	-	(806,666)	(806,666)
USD	7,374,797	BRL	7,708,684	7/2/2019	HUS	-	(333,887)	(333,887)
USD	3,200,701	BRL	3,348,652	7/2/2019	HUS	-	(147,951)	(147,951)
USD	2,947,418	BRL	3,083,473	7/2/2019	HUS	-	(136,055)	(136,055)
USD	866,433	BRL	930,072	7/2/2019	HUS	-	(63,639)	(63,639)
USD	776,189	BRL	824,663	7/2/2019	HUS	-	(48,474)	(48,474)
USD	709,430	BRL	761,051	7/2/2019	HUS	-	(51,621)	(51,621)
USD	683,034	BRL	734,385	7/2/2019	HUS	-	(51,351)	(51,351)
USD	645,934	BRL	677,092	7/2/2019	HUS	-	(31,158)	(31,158)
USD	573,511	BRL	614,591	7/2/2019	HUS	-	(41,080)	(41,080)
USD	561,263	BRL	599,545	7/2/2019	HUS	-	(38,282)	(38,282)
USD	513,800	BRL	551,106	7/2/2019	HUS	-	(37,306)	(37,306)
USD	511,945	BRL	546,882	7/2/2019	HUS	-	(34,937)	(34,937)
USD	504,661	BRL	540,386	7/2/2019	HUS	-	(35,725)	(35,725)
USD	491,276	BRL	527,041	7/2/2019	HUS	-	(35,765)	(35,765)
USD	496,118	BRL	520,840	7/2/2019	HUS	-	(24,722)	(24,722)
USD	462,388	BRL	496,038	7/2/2019	HUS	-	(33,650)	(33,650)
USD	472,119	BRL	494,798	7/2/2019	HUS	-	(22,679)	(22,679)
USD	448,240	BRL	480,344	7/2/2019	HUS	-	(32,104)	(32,104)
USD	448,681	BRL	480,343	7/2/2019	HUS	-	(31,662)	(31,662)
USD	440,386	BRL	472,377	7/2/2019	HUS	-	(31,991)	(31,991)
USD	415,883	BRL	446,134	7/2/2019	HUS	-	(30,251)	(30,251)
USD	366,955	BRL	393,647	7/2/2019	HUS	-	(26,692)	(26,692)
USD	359,433	BRL	385,422	7/2/2019	HUS	-	(25,989)	(25,989)
USD	340,622	BRL	364,009	7/2/2019	HUS	-	(23,387)	(23,387)
USD	324,480	BRL	348,885	7/2/2019	HUS	-	(24,405)	(24,405)
USD	324,600	BRL	348,885	7/2/2019	HUS	-	(24,285)	(24,285)
USD	324,435	BRL	348,885	7/2/2019	HUS	-	(24,450)	(24,450)
USD	318,144	BRL	341,161	7/2/2019	HUS	-	(23,017)	(23,017)
USD	305,434	BRL	328,362	7/2/2019	HUS	-	(22,928)	(22,928)
USD	297,156	BRL	319,015	7/2/2019	HUS	-	(21,859)	(21,859)
USD	267,188	BRL	286,462	7/2/2019	HUS	-	(19,274)	(19,274)
USD	267,317	BRL	286,462	7/2/2019	HUS	-	(19,145)	(19,145)
USD	261,503	BRL	280,200	7/2/2019	HUS	-	(18,697)	(18,697)
USD	244,732	BRL	262,431	7/2/2019	HUS	-	(17,699)	(17,699)
USD	242,866	BRL	260,420	7/2/2019	HUS	-	(17,554)	(17,554)
USD	218,555	BRL	234,378	7/2/2019	HUS	-	(15,823)	(15,823)
USD	218,505	BRL	234,378	7/2/2019	HUS	-	(15,873)	(15,873)
USD	198,728	BRL	208,336	7/2/2019	HUS	-	(9,608)	(9,608)
USD	195,843	BRL	208,336	7/2/2019	HUS	-	(12,493)	(12,493)
USD	194,274	BRL	208,336	7/2/2019	HUS	-	(14,062)	(14,062)
USD	179,511	BRL	190,975	7/2/2019	HUS	-	(11,464)	(11,464)
USD	173,870	BRL	182,294	7/2/2019	HUS	-	(8,424)	(8,424)
USD	171,406	BRL	182,294	7/2/2019	HUS	-	(10,888)	(10,888)
USD	169,946	BRL	182,294	7/2/2019	HUS	-	(12,348)	(12,348)
USD	149,154	BRL	156,252	7/2/2019	HUS	-	(7,098)	(7,098)
USD	148,991	BRL	156,252	7/2/2019	HUS	-	(7,261)	(7,261)
USD	149,099	BRL	156,252	7/2/2019	HUS	-	(7,153)	(7,153)
USD	148,961	BRL	156,252	7/2/2019	HUS	-	(7,291)	(7,291)
USD	148,954	BRL	156,252	7/2/2019	HUS	-	(7,298)	(7,298)
USD	148,898	BRL	156,252	7/2/2019	HUS	-	(7,354)	(7,354)
USD	145,667	BRL	156,252	7/2/2019	HUS	-	(10,585)	(10,585)
USD	123,993	BRL	130,210	7/2/2019	HUS	-	(6,217)	(6,217)
USD	124,267	BRL	130,210	7/2/2019	HUS	-	(5,943)	(5,943)
USD	124,217	BRL	130,210	7/2/2019	HUS	-	(5,993)	(5,993)
USD	124,267	BRL	130,210	7/2/2019	HUS	-	(5,943)	(5,943)
USD	124,217	BRL	130,210	7/2/2019	HUS	-	(5,993)	(5,993)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	124,100	BRL	130,210	7/2/2019	HUS	$-	$(6,110)	$(6,110)
USD	122,390	BRL	130,210	7/2/2019	HUS	-	(7,820)	(7,820)
USD	99,254	BRL	104,168	7/2/2019	HUS	-	(4,914)	(4,914)
USD	99,221	BRL	104,168	7/2/2019	HUS	-	(4,947)	(4,947)
USD	99,433	BRL	104,168	7/2/2019	HUS	-	(4,735)	(4,735)
USD	99,399	BRL	104,168	7/2/2019	HUS	-	(4,769)	(4,769)
USD	99,133	BRL	104,168	7/2/2019	HUS	-	(5,035)	(5,035)
USD	99,379	BRL	104,168	7/2/2019	HUS	-	(4,789)	(4,789)
USD	99,390	BRL	104,168	7/2/2019	HUS	-	(4,778)	(4,778)
USD	99,280	BRL	104,168	7/2/2019	HUS	-	(4,888)	(4,888)
USD	74,562	BRL	78,126	7/2/2019	HUS	-	(3,564)	(3,564)
USD	74,460	BRL	78,126	7/2/2019	HUS	-	(3,666)	(3,666)
USD	74,446	BRL	78,126	7/2/2019	HUS	-	(3,680)	(3,680)
USD	74,431	BRL	78,126	7/2/2019	HUS	-	(3,695)	(3,695)
USD	74,375	BRL	78,126	7/2/2019	HUS	-	(3,751)	(3,751)
USD	74,468	BRL	78,126	7/2/2019	HUS	-	(3,658)	(3,658)
USD	74,505	BRL	78,126	7/2/2019	HUS	-	(3,621)	(3,621)
USD	74,382	BRL	78,126	7/2/2019	HUS	-	(3,744)	(3,744)
USD	73,292	BRL	78,126	7/2/2019	HUS	-	(4,834)	(4,834)
USD	73,283	BRL	78,126	7/2/2019	HUS	-	(4,843)	(4,843)
USD	73,406	BRL	78,126	7/2/2019	HUS	-	(4,720)	(4,720)
USD	49,609	BRL	52,084	7/2/2019	HUS	-	(2,475)	(2,475)
USD	49,594	BRL	52,084	7/2/2019	HUS	-	(2,490)	(2,490)
USD	49,702	BRL	52,084	7/2/2019	HUS	-	(2,382)	(2,382)
USD	49,665	BRL	52,084	7/2/2019	HUS	-	(2,419)	(2,419)
USD	49,617	BRL	52,084	7/2/2019	HUS	-	(2,467)	(2,467)
USD	49,609	BRL	52,084	7/2/2019	HUS	-	(2,475)	(2,475)
USD	49,695	BRL	52,084	7/2/2019	HUS	-	(2,389)	(2,389)
USD	49,585	BRL	52,084	7/2/2019	HUS	-	(2,499)	(2,499)
USD	49,573	BRL	52,084	7/2/2019	HUS	-	(2,511)	(2,511)
USD	49,695	BRL	52,084	7/2/2019	HUS	-	(2,389)	(2,389)
USD	49,647	BRL	52,084	7/2/2019	HUS	-	(2,437)	(2,437)
USD	48,890	BRL	52,084	7/2/2019	HUS	-	(3,194)	(3,194)
USD	48,860	BRL	52,084	7/2/2019	HUS	-	(3,224)	(3,224)
USD	48,947	BRL	52,084	7/2/2019	HUS	-	(3,137)	(3,137)
USD	48,892	BRL	52,084	7/2/2019	HUS	-	(3,192)	(3,192)
USD	48,932	BRL	52,084	7/2/2019	HUS	-	(3,152)	(3,152)
USD	48,692	BRL	52,084	7/2/2019	HUS	-	(3,392)	(3,392)
USD	48,821	BRL	52,084	7/2/2019	HUS	-	(3,263)	(3,263)
USD	48,828	BRL	52,084	7/2/2019	HUS	-	(3,256)	(3,256)
USD	48,787	BRL	52,084	7/2/2019	HUS	-	(3,297)	(3,297)
USD	48,756	BRL	52,084	7/2/2019	HUS	-	(3,328)	(3,328)
USD	48,753	BRL	52,084	7/2/2019	HUS	-	(3,331)	(3,331)
USD	24,349	BRL	26,042	7/2/2019	HUS	-	(1,693)	(1,693)
USD	24,845	BRL	26,042	7/2/2019	HUS	-	(1,197)	(1,197)
USD	24,346	BRL	26,042	7/2/2019	HUS	-	(1,696)	(1,696)
USD	24,342	BRL	26,042	7/2/2019	HUS	-	(1,700)	(1,700)
USD	24,327	BRL	26,042	7/2/2019	HUS	-	(1,715)	(1,715)
USD	24,328	BRL	26,042	7/2/2019	HUS	-	(1,714)	(1,714)
USD	24,443	BRL	26,042	7/2/2019	HUS	-	(1,599)	(1,599)
USD	24,469	BRL	26,042	7/2/2019	HUS	-	(1,573)	(1,573)
USD	24,462	BRL	26,042	7/2/2019	HUS	-	(1,580)	(1,580)
USD	24,459	BRL	26,042	7/2/2019	HUS	-	(1,583)	(1,583)
USD	24,459	BRL	26,042	7/2/2019	HUS	-	(1,583)	(1,583)
USD	24,462	BRL	26,042	7/2/2019	HUS	-	(1,580)	(1,580)
USD	24,417	BRL	26,042	7/2/2019	HUS	-	(1,625)	(1,625)
USD	24,382	BRL	26,042	7/2/2019	HUS	-	(1,660)	(1,660)
USD	24,381	BRL	26,042	7/2/2019	HUS	-	(1,661)	(1,661)
USD	24,375	BRL	26,042	7/2/2019	HUS	-	(1,667)	(1,667)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	24,425	BRL	26,042	7/2/2019	HUS	$-	$(1,617)	$(1,617)
USD	24,414	BRL	26,042	7/2/2019	HUS	-	(1,628)	(1,628)
USD	24,350	BRL	26,042	7/2/2019	HUS	-	(1,692)	(1,692)
USD	24,349	BRL	26,042	7/2/2019	HUS	-	(1,693)	(1,693)
USD	24,340	BRL	26,042	7/2/2019	HUS	-	(1,702)	(1,702)
USD	24,313	BRL	26,042	7/2/2019	HUS	-	(1,729)	(1,729)
USD	24,305	BRL	26,042	7/2/2019	HUS	-	(1,737)	(1,737)
USD	24,394	BRL	26,042	7/2/2019	HUS	-	(1,648)	(1,648)
USD	24,378	BRL	26,042	7/2/2019	HUS	-	(1,664)	(1,664)
USD	24,381	BRL	26,042	7/2/2019	HUS	-	(1,661)	(1,661)
USD	24,369	BRL	26,042	7/2/2019	HUS	-	(1,673)	(1,673)
USD	24,366	BRL	26,042	7/2/2019	HUS	-	(1,676)	(1,676)
USD	24,444	BRL	26,042	7/2/2019	HUS	-	(1,598)	(1,598)
USD	24,426	BRL	26,042	7/2/2019	HUS	-	(1,616)	(1,616)
USD	24,413	BRL	26,042	7/2/2019	HUS	-	(1,629)	(1,629)
USD	24,364	BRL	26,042	7/2/2019	HUS	-	(1,678)	(1,678)
USD	24,362	BRL	26,042	7/2/2019	HUS	-	(1,680)	(1,680)
USD	24,352	BRL	26,042	7/2/2019	HUS	-	(1,690)	(1,690)
USD	24,359	BRL	26,042	7/2/2019	HUS	-	(1,683)	(1,683)
USD	24,326	BRL	26,042	7/2/2019	HUS	-	(1,716)	(1,716)
USD	19,506,452	EUR	19,566,031	7/18/2019	HUS	-	(59,579)	(59,579)
USD	9,548,656	AUD	9,641,758	7/18/2019	HUS	-	(93,102)	(93,102)
USD	7,725,416	HKD	7,739,924	7/18/2019	HUS	-	(14,508)	(14,508)
CLP	403,314	USD	401,999	7/22/2019	HUS	1,315	-	1,315
CLP	403,314	USD	402,117	7/22/2019	HUS	1,197	-	1,197
CLP	410,291	USD	410,566	7/22/2019	HUS	-	(275)	(275)
CLP	410,291	USD	410,578	7/22/2019	HUS	-	(287)	(287)
CLP	410,291	USD	410,615	7/22/2019	HUS	-	(324)	(324)
CLP	537,752	USD	535,943	7/22/2019	HUS	1,809	-	1,809
CLP	537,752	USD	536,093	7/22/2019	HUS	1,659	-	1,659
CLP	537,752	USD	536,307	7/22/2019	HUS	1,445	-	1,445
CLP	547,055	USD	547,292	7/22/2019	HUS	-	(237)	(237)
CLP	547,055	USD	548,126	7/22/2019	HUS	-	(1,071)	(1,071)
CLP	547,055	USD	548,053	7/22/2019	HUS	-	(998)	(998)
CLP	547,055	USD	547,551	7/22/2019	HUS	-	(496)	(496)
CLP	547,055	USD	547,543	7/22/2019	HUS	-	(488)	(488)
CLP	602,282	USD	597,006	7/22/2019	HUS	5,276	-	5,276
CLP	602,282	USD	597,024	7/22/2019	HUS	5,258	-	5,258
CLP	672,189	USD	670,165	7/22/2019	HUS	2,024	-	2,024
CLP	672,189	USD	670,214	7/22/2019	HUS	1,975	-	1,975
CLP	683,819	USD	684,399	7/22/2019	HUS	-	(580)	(580)
CLP	803,042	USD	796,427	7/22/2019	HUS	6,615	-	6,615
CLP	1,003,803	USD	995,229	7/22/2019	HUS	8,574	-	8,574
CLP	1,003,803	USD	995,855	7/22/2019	HUS	7,948	-	7,948
CLP	1,003,803	USD	995,200	7/22/2019	HUS	8,603	-	8,603
CLP	1,697,608	USD	1,695,040	7/22/2019	HUS	2,568	-	2,568
CLP	1,697,608	USD	1,696,278	7/22/2019	HUS	1,330	-	1,330
CLP	3,838,070	USD	3,811,377	7/22/2019	HUS	26,693	-	26,693
CLP	4,502,352	USD	4,401,078	7/22/2019	HUS	101,274	-	101,274
CLP	11,292,784	USD	11,224,415	7/22/2019	HUS	68,369	-	68,369
USD	20,259,994	CLP	20,826,452	7/22/2019	HUS	-	(566,458)	(566,458)
USD	16,528,020	CLP	17,271,317	7/22/2019	HUS	-	(743,297)	(743,297)
USD	14,466,841	CLP	14,860,221	7/22/2019	HUS	-	(393,380)	(393,380)
USD	12,124,412	CLP	12,455,276	7/22/2019	HUS	-	(330,864)	(330,864)
USD	12,104,149	CLP	12,455,276	7/22/2019	HUS	-	(351,127)	(351,127)
COP	465,885	USD	457,596	7/30/2019	HUS	8,289	-	8,289
COP	698,828	USD	705,195	7/30/2019	HUS	-	(6,367)	(6,367)
COP	698,828	USD	704,914	7/30/2019	HUS	-	(6,086)	(6,086)
COP	698,828	USD	704,889	7/30/2019	HUS	-	(6,061)	(6,061)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
COP	698,828	USD	704,669	7/30/2019	HUS	$-	$(5,841)	$(5,841)
COP	931,771	USD	913,832	7/30/2019	HUS	17,939	-	17,939
COP	1,397,656	USD	1,371,667	7/30/2019	HUS	25,989	-	25,989
USD	10,282,713	COP	10,435,832	7/30/2019	HUS	-	(153,119)	(153,119)
BRL	25,968	USD	25,784	8/2/2019	HUS	184	-	184
BRL	25,968	USD	25,784	8/2/2019	HUS	184	-	184
BRL	25,968	USD	25,791	8/2/2019	HUS	177	-	177
BRL	25,968	USD	25,854	8/2/2019	HUS	114	-	114
BRL	25,968	USD	25,869	8/2/2019	HUS	99	-	99
BRL	25,968	USD	25,877	8/2/2019	HUS	91	-	91
BRL	25,968	USD	25,743	8/2/2019	HUS	225	-	225
BRL	25,968	USD	26,076	8/2/2019	HUS	-	(108)	(108)
BRL	25,968	USD	26,112	8/2/2019	HUS	-	(144)	(144)
BRL	25,968	USD	26,111	8/2/2019	HUS	-	(143)	(143)
BRL	25,968	USD	26,073	8/2/2019	HUS	-	(105)	(105)
BRL	25,968	USD	26,119	8/2/2019	HUS	-	(151)	(151)
BRL	25,968	USD	26,116	8/2/2019	HUS	-	(148)	(148)
BRL	25,968	USD	26,076	8/2/2019	HUS	-	(108)	(108)
BRL	25,968	USD	26,083	8/2/2019	HUS	-	(115)	(115)
BRL	25,968	USD	26,076	8/2/2019	HUS	-	(108)	(108)
BRL	25,968	USD	26,086	8/2/2019	HUS	-	(118)	(118)
BRL	51,936	USD	51,565	8/2/2019	HUS	371	-	371
BRL	51,936	USD	51,571	8/2/2019	HUS	365	-	365
BRL	51,936	USD	51,585	8/2/2019	HUS	351	-	351
BRL	51,936	USD	51,738	8/2/2019	HUS	198	-	198
BRL	51,936	USD	51,996	8/2/2019	HUS	-	(60)	(60)
BRL	51,936	USD	51,900	8/2/2019	HUS	36	-	36
BRL	51,936	USD	51,714	8/2/2019	HUS	222	-	222
BRL	51,936	USD	51,885	8/2/2019	HUS	51	-	51
BRL	51,936	USD	51,925	8/2/2019	HUS	11	-	11
BRL	51,936	USD	51,871	8/2/2019	HUS	65	-	65
BRL	51,936	USD	52,183	8/2/2019	HUS	-	(247)	(247)
BRL	51,936	USD	52,228	8/2/2019	HUS	-	(292)	(292)
BRL	51,936	USD	52,160	8/2/2019	HUS	-	(224)	(224)
BRL	51,936	USD	52,143	8/2/2019	HUS	-	(207)	(207)
BRL	51,936	USD	52,139	8/2/2019	HUS	-	(203)	(203)
BRL	51,936	USD	52,138	8/2/2019	HUS	-	(202)	(202)
BRL	51,936	USD	52,140	8/2/2019	HUS	-	(204)	(204)
BRL	51,936	USD	52,146	8/2/2019	HUS	-	(210)	(210)
BRL	51,936	USD	52,147	8/2/2019	HUS	-	(211)	(211)
BRL	51,936	USD	52,239	8/2/2019	HUS	-	(303)	(303)
BRL	51,936	USD	52,050	8/2/2019	HUS	-	(114)	(114)
BRL	51,936	USD	52,064	8/2/2019	HUS	-	(128)	(128)
BRL	51,936	USD	52,132	8/2/2019	HUS	-	(196)	(196)
BRL	51,936	USD	52,140	8/2/2019	HUS	-	(204)	(204)
BRL	51,936	USD	52,146	8/2/2019	HUS	-	(210)	(210)
BRL	51,936	USD	52,235	8/2/2019	HUS	-	(299)	(299)
BRL	51,936	USD	52,132	8/2/2019	HUS	-	(196)	(196)
BRL	51,936	USD	52,157	8/2/2019	HUS	-	(221)	(221)
BRL	51,936	USD	52,154	8/2/2019	HUS	-	(218)	(218)
BRL	51,936	USD	52,160	8/2/2019	HUS	-	(224)	(224)
BRL	51,936	USD	52,159	8/2/2019	HUS	-	(223)	(223)
BRL	77,904	USD	76,883	8/2/2019	HUS	1,021	-	1,021
BRL	77,904	USD	77,591	8/2/2019	HUS	313	-	313
BRL	77,904	USD	77,581	8/2/2019	HUS	323	-	323
BRL	77,904	USD	77,875	8/2/2019	HUS	29	-	29
BRL	77,904	USD	77,551	8/2/2019	HUS	353	-	353
BRL	77,904	USD	77,581	8/2/2019	HUS	323	-	323
BRL	77,904	USD	77,898	8/2/2019	HUS	6	-	6

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	77,904	USD	77,806	8/2/2019	HUS	$98	$-	$98
BRL	77,904	USD	77,868	8/2/2019	HUS	36	-	36
BRL	77,904	USD	77,817	8/2/2019	HUS	87	-	87
BRL	77,904	USD	77,912	8/2/2019	HUS	-	(8)	(8)
BRL	77,904	USD	77,704	8/2/2019	HUS	200	-	200
BRL	77,904	USD	77,890	8/2/2019	HUS	14	-	14
BRL	77,904	USD	77,781	8/2/2019	HUS	123	-	123
BRL	77,904	USD	77,367	8/2/2019	HUS	537	-	537
BRL	77,904	USD	78,272	8/2/2019	HUS	-	(368)	(368)
BRL	77,904	USD	78,263	8/2/2019	HUS	-	(359)	(359)
BRL	77,904	USD	78,221	8/2/2019	HUS	-	(317)	(317)
BRL	77,904	USD	78,250	8/2/2019	HUS	-	(346)	(346)
BRL	77,904	USD	78,368	8/2/2019	HUS	-	(464)	(464)
BRL	77,904	USD	78,100	8/2/2019	HUS	-	(196)	(196)
BRL	77,904	USD	78,109	8/2/2019	HUS	-	(205)	(205)
BRL	77,904	USD	78,247	8/2/2019	HUS	-	(343)	(343)
BRL	77,904	USD	78,275	8/2/2019	HUS	-	(371)	(371)
BRL	77,904	USD	78,282	8/2/2019	HUS	-	(378)	(378)
BRL	77,904	USD	78,188	8/2/2019	HUS	-	(284)	(284)
BRL	77,904	USD	78,247	8/2/2019	HUS	-	(343)	(343)
BRL	77,904	USD	78,260	8/2/2019	HUS	-	(356)	(356)
BRL	77,904	USD	78,249	8/2/2019	HUS	-	(345)	(345)
BRL	103,872	USD	102,931	8/2/2019	HUS	941	-	941
BRL	103,872	USD	103,953	8/2/2019	HUS	-	(81)	(81)
BRL	103,872	USD	103,942	8/2/2019	HUS	-	(70)	(70)
BRL	103,872	USD	103,832	8/2/2019	HUS	40	-	40
BRL	103,872	USD	103,425	8/2/2019	HUS	447	-	447
BRL	103,872	USD	103,926	8/2/2019	HUS	-	(54)	(54)
BRL	103,872	USD	103,848	8/2/2019	HUS	24	-	24
BRL	103,872	USD	103,749	8/2/2019	HUS	123	-	123
BRL	103,872	USD	103,819	8/2/2019	HUS	53	-	53
BRL	103,872	USD	103,842	8/2/2019	HUS	30	-	30
BRL	103,872	USD	102,950	8/2/2019	HUS	922	-	922
BRL	103,872	USD	103,194	8/2/2019	HUS	678	-	678
BRL	103,872	USD	104,361	8/2/2019	HUS	-	(489)	(489)
BRL	103,872	USD	104,459	8/2/2019	HUS	-	(587)	(587)
BRL	103,872	USD	104,293	8/2/2019	HUS	-	(421)	(421)
BRL	103,872	USD	104,470	8/2/2019	HUS	-	(598)	(598)
BRL	103,872	USD	104,075	8/2/2019	HUS	-	(203)	(203)
BRL	103,872	USD	104,132	8/2/2019	HUS	-	(260)	(260)
BRL	103,872	USD	104,159	8/2/2019	HUS	-	(287)	(287)
BRL	103,872	USD	104,319	8/2/2019	HUS	-	(447)	(447)
BRL	103,872	USD	104,300	8/2/2019	HUS	-	(428)	(428)
BRL	129,840	USD	129,895	8/2/2019	HUS	-	(55)	(55)
BRL	129,840	USD	129,993	8/2/2019	HUS	-	(153)	(153)
BRL	129,840	USD	129,775	8/2/2019	HUS	65	-	65
BRL	129,840	USD	129,791	8/2/2019	HUS	49	-	49
BRL	129,840	USD	129,941	8/2/2019	HUS	-	(101)	(101)
BRL	129,840	USD	129,791	8/2/2019	HUS	49	-	49
BRL	129,840	USD	129,561	8/2/2019	HUS	279	-	279
BRL	129,840	USD	129,594	8/2/2019	HUS	246	-	246
BRL	129,840	USD	129,372	8/2/2019	HUS	468	-	468
BRL	129,840	USD	129,661	8/2/2019	HUS	179	-	179
BRL	129,840	USD	129,374	8/2/2019	HUS	466	-	466
BRL	129,840	USD	128,680	8/2/2019	HUS	1,160	-	1,160
BRL	129,840	USD	130,491	8/2/2019	HUS	-	(651)	(651)
BRL	129,840	USD	130,525	8/2/2019	HUS	-	(685)	(685)
BRL	129,840	USD	130,144	8/2/2019	HUS	-	(304)	(304)
BRL	129,840	USD	130,165	8/2/2019	HUS	-	(325)	(325)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	155,808	USD	154,401	8/2/2019	HUS	$1,407	$-	$1,407
BRL	155,808	USD	155,743	8/2/2019	HUS	65	-	65
BRL	155,808	USD	155,604	8/2/2019	HUS	204	-	204
BRL	155,808	USD	155,816	8/2/2019	HUS	-	(8)	(8)
BRL	155,808	USD	155,453	8/2/2019	HUS	355	-	355
BRL	155,808	USD	155,516	8/2/2019	HUS	292	-	292
BRL	155,808	USD	155,290	8/2/2019	HUS	518	-	518
BRL	155,808	USD	155,292	8/2/2019	HUS	516	-	516
BRL	155,808	USD	155,246	8/2/2019	HUS	562	-	562
BRL	155,808	USD	155,306	8/2/2019	HUS	502	-	502
BRL	155,808	USD	156,464	8/2/2019	HUS	-	(656)	(656)
BRL	155,808	USD	156,507	8/2/2019	HUS	-	(699)	(699)
BRL	155,808	USD	156,171	8/2/2019	HUS	-	(363)	(363)
BRL	155,808	USD	156,439	8/2/2019	HUS	-	(631)	(631)
BRL	181,776	USD	181,166	8/2/2019	HUS	610	-	610
BRL	181,776	USD	181,048	8/2/2019	HUS	728	-	728
BRL	181,776	USD	181,143	8/2/2019	HUS	633	-	633
BRL	181,776	USD	181,672	8/2/2019	HUS	104	-	104
BRL	181,776	USD	181,696	8/2/2019	HUS	80	-	80
BRL	181,776	USD	182,539	8/2/2019	HUS	-	(763)	(763)
BRL	181,776	USD	182,544	8/2/2019	HUS	-	(768)	(768)
BRL	181,776	USD	182,568	8/2/2019	HUS	-	(792)	(792)
BRL	207,744	USD	205,000	8/2/2019	HUS	2,744	-	2,744
BRL	207,744	USD	207,598	8/2/2019	HUS	146	-	146
BRL	233,712	USD	231,607	8/2/2019	HUS	2,105	-	2,105
BRL	233,712	USD	234,726	8/2/2019	HUS	-	(1,014)	(1,014)
BRL	259,680	USD	257,315	8/2/2019	HUS	2,365	-	2,365
BRL	311,615	USD	307,693	8/2/2019	HUS	3,922	-	3,922
BRL	311,615	USD	308,440	8/2/2019	HUS	3,175	-	3,175
BRL	389,519	USD	384,474	8/2/2019	HUS	5,045	-	5,045
BRL	389,519	USD	386,296	8/2/2019	HUS	3,223	-	3,223
BRL	428,078	USD	430,077	8/2/2019	HUS	-	(1,999)	(1,999)
BRL	467,423	USD	460,712	8/2/2019	HUS	6,711	-	6,711
BRL	519,359	USD	515,661	8/2/2019	HUS	3,698	-	3,698
BRL	545,327	USD	541,723	8/2/2019	HUS	3,604	-	3,604
BRL	779,039	USD	773,737	8/2/2019	HUS	5,302	-	5,302
BRL	1,272,430	USD	1,276,913	8/2/2019	HUS	-	(4,483)	(4,483)
BRL	1,337,743	USD	1,343,886	8/2/2019	HUS	-	(6,143)	(6,143)
USD	104,022	BRL	103,872	8/2/2019	HUS	150	-	150
CNY	145,603	USD	145,618	8/26/2019	HUS	-	(15)	(15)
CNY	145,603	USD	145,539	8/26/2019	HUS	64	-	64
CNY	145,603	USD	145,551	8/26/2019	HUS	52	-	52
CNY	145,603	USD	145,355	8/26/2019	HUS	248	-	248
CNY	218,405	USD	218,116	8/26/2019	HUS	289	-	289
CNY	291,207	USD	291,057	8/26/2019	HUS	150	-	150
CNY	436,811	USD	435,275	8/26/2019	HUS	1,536	-	1,536
CNY	436,811	USD	436,771	8/26/2019	HUS	40	-	40
CNY	509,612	USD	508,953	8/26/2019	HUS	659	-	659
CNY	728,018	USD	727,215	8/26/2019	HUS	803	-	803
USD	3,916,450	CNY	3,931,296	8/26/2019	HUS	-	(14,846)	(14,846)
USD	1,502,766	CLP	1,549,214	10/2/2019	HUS	-	(46,448)	(46,448)
USD	1,360,460	CLP	1,403,061	10/2/2019	HUS	-	(42,601)	(42,601)
USD	1,359,934	CLP	1,403,061	10/2/2019	HUS	-	(43,127)	(43,127)
PEN	2,651,701	USD	2,572,168	8/22/2019	RBS	79,533	-	79,533
PEN	2,643,160	USD	2,636,575	11/6/2019	RBS	6,585	-	6,585

						$4,890,227	$(12,029,068)	$(7,138,841)

*	All values denominated in USD.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Glossary:

Counterparty Abbreviations:
DUB	Deutsche Bank AG.
HUS	HSBC Bank (USA).
RBS	Royal Bank of Scotland PLC.

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
HKD	Hong Kong Dollar
INR	Indian Rupee
KRW	South Korean Won
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
TWD	Taiwan Dollar
USD	United States Dollar

Index Abbreviations:
CAC40	Euronet Paris - French Stock Market Index.
DAX	Deutsche Boerse AG German Stock Index.
Euro Stoxx 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
FTSE/JSE Top 40	Largest 40 companies ranked by full market value in the FTSE/JSE All-Share Index.
FTSE/MIB	Borsa Italiana - Italian Stock Market Index.
Hang Seng	Hong Kong Stock Market Index.
IBEX	Bolsa de Madrid - Spanish Stock Market Index.
KOSPI	South Korean Stock Market Index.
MSCI	Morgan Stanley Capital International.
MSCI EAFE	Morgan Stanley Capital International - Europe, Australasia, and Far East.
NASDAQ	National Association of Securities Dealers Automated Quotations.
NIKKEI 225	Nikkei Stock Average.
OMXS30	Stockholm Stock Exchange’s leading share index.
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index.
S&P/TSX	Canadian Equity Market Index.
SPI 200	Australian Equity Market Index Future.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.

Exchange Abbreviations:
JSE	Johannesburg Stock Exchange.
LME	London Metal Exchange.
SGX	Singapore Stock Exchange.

Other Abbreviations:
Bobl	Medium term debt that is issued by the Federal Republic of Germany.
Bund	German Federal Government Bond.
Buxl	Long term debt that is issued by the Federal Republic of Germany.
EURIBOR	Euro Interbank Offered Rate.
GILT	Bank of England Bonds.
LME	London Metal Exchange.
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending.
Sugar#11	World Benchmark for raw sugar.
ULSD	Ultra-low-sulfur diesel.
WTI	West Texas Intermediate.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2019, the investments were classified as described below:

AHL Managed Futures Strategy Fund	Level 1	Level 2	Level 3	Total
Assets
Short-Term Investments
Investment Companies	$45,380,132	$-	$-	$45,380,132
U.S. Treasury Obligations	-	905,545,861	-	905,545,861

Total Investments in Securities - Assets	$45,380,132	$905,545,861	$-	$950,925,993

Financial Derivative Instruments - Assets
Futures Contracts	$33,913,296	$-	$-	$33,913,296
Forward Foreign Currency Contracts	-	4,890,227	-	4,890,227

Total Financial Derivative Instruments - Assets	$33,913,296	$4,890,227	$-	$38,803,523

Financial Derivative Instruments - Liabilities
Futures Contracts	$(13,804,768)	$-	$-	$(13,804,768)
Forward Foreign Currency Contracts	-	(12,029,068)	-	(12,029,068)

Total Financial Derivative Instruments-Liabilities	$(13,804,768)	$(12,029,068)	$-	$(25,833,836)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2019, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

	Principal Amount*		Fair Value

FOREIGN SOVEREIGN OBLIGATIONS - 41.49%
Deutsche Bundesrepublik Inflation-Linked Bond, 0.500%, Due 4/15/2030, Series I/LA B	EUR	4,228,680	$5,737,903
French Republic Government Bond OAT, 1.850%, Due 7/25/2027, Series OATEA B	EUR	1,677,630	2,386,480
0.100%, Due 3/1/2028, Series OATIA B	EUR	1,037,080	1,286,096
United Kingdom Gilt Inflation-Linked, 0.125%, Due 3/22/2026, Series 3MOA B	GBP	3,346,830	5,073,486

Total Foreign Sovereign Obligations (Cost $14,114,294)			14,483,965

U.S. TREASURY OBLIGATIONS - 24.13%
United States Treasury Inflation-Protected Security, 0.625%, Due 4/15/2023A		$3,085,890	3,122,233
0.750%, Due 7/15/2028A		5,089,350	5,302,347

Total U.S. Treasury Obligations (Cost $8,086,866)			8,424,580

	Shares

SHORT-TERM INVESTMENTS - 22.66%

Investment Companies - 10.60%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.32%C D		3,701,122	3,701,122

	Principal Amount*

U.S. Treasury Obligations - 12.06%
U.S. Treasury Bill, 2.019%, Due 12/12/2019		$4,250,000	4,210,576

Total Short-Term Investments (Cost $7,912,768)			7,911,698

TOTAL INVESTMENTS - 88.28% (Cost $30,113,928)			30,820,243
OTHER ASSETS, NET OF LIABILITIES - 11.72%			4,090,204

TOTAL NET ASSETS - 100.00%			$34,910,447

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Inflation-Indexed Note.

B Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

GILT - Bank of England Bonds.

OAT - Obligations Assimilables du Trésor.

Long Futures Contracts Open on June 30, 2019:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Amsterdam Index Futures	4	July 2019	$507,380	$510,267	$2,887
BIST 30 Index Futures	63	August 2019	134,956	136,135	1,179
CAC40 Index Futures	11	July 2019	686,988	692,073	5,085
DAX Index Futures	2	September 2019	700,342	704,320	3,978
Euro Stoxx 50 Index Futures	23	September 2019	899,006	906,474	7,468
FTSE 100 Index Futures	43	September 2019	4,009,740	4,024,050	14,310
FTSE China A50 Index Futures	4	July 2019	53,275	54,020	745
FTSE/JSE Top 40 Index Futures	4	September 2019	150,219	148,902	(1,317)
FTSE/MIB Index Futures	4	September 2019	473,366	481,130	7,764
Hang Seng China Enterprises Index Futures	4	July 2019	274,042	277,404	3,362
Hang Seng Index Futures	2	July 2019	360,642	364,901	4,259
IBEX 35 Index Futures	3	July 2019	312,856	312,919	63
KOSPI 200 Index Futures	10	September 2019	591,432	602,780	11,348

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
MSCI SING IX ETS Futures	7	July 2019	$192,717	$195,643	$2,926
MSCI Taiwan Stock Index Futures	5	July 2019	191,562	193,250	1,688
NASDAQ 100 E-Mini Futures	10	September 2019	1,508,784	1,538,750	29,966
Nikkei 225 (SGX) Futures	12	September 2019	1,174,872	1,180,912	6,040
OMXS30 Index Futures	11	July 2019	189,070	191,988	2,918
S&P 500 E-Mini Index Futures	21	September 2019	3,044,193	3,091,410	47,217
S&P/TSX 60 Index Futures	7	September 2019	1,040,845	1,045,229	4,384
SGX NIFTY 50 Index Futures	2	July 2019	47,660	47,352	(308)
SPI 200 Futures	2	September 2019	228,168	230,237	2,069
TOPIX Index Futures	4	September 2019	576,687	575,429	(1,258)

			$17,348,802	$17,505,575	$156,773

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Canadian 10-Year Bond Futures	10	September 2019	$1,082,442	$1,091,444	$9,002
Euro OAT Futures	13	September 2019	2,406,454	2,437,158	30,704
Euro-Bobl Futures	29	September 2019	4,416,966	4,433,281	16,315
Euro-BTP Futures	10	September 2019	1,479,236	1,527,126	47,890
Euro-Bund Futures	24	September 2019	4,671,941	4,714,144	42,203
Euro-Buxl Futures	2	September 2019	449,406	461,435	12,029
Japanese 10-Year Government Bond Futures	7	September 2019	9,964,024	9,988,870	24,846
Korea 10-Year Government Bond Futures	6	September 2019	682,917	682,025	(892)
Korea 3-Year Government Bond Futures	8	September 2019	765,594	764,907	(687)
Long GILT Futures	59	September 2019	9,686,937	9,762,989	76,052
U.S. Long Bond Futures	26	September 2019	3,953,678	4,045,437	91,759
U.S. Treasury 10-Year Note Futures	52	September 2019	6,546,776	6,654,375	107,599
U.S. Treasury 2-Year Note Futures	10	September 2019	2,139,885	2,151,797	11,912
U.S. Treasury 5-Year Note Futures	38	September 2019	4,446,605	4,489,938	43,333
U.S. Ultra Bond Futures	14	September 2019	2,408,847	2,485,875	77,028

			$55,101,708	$55,690,801	$589,093

Centrally Cleared Swap Agreements Outstanding on June 30, 2019:

Credit Default Swaps on Credit Indices - Sell Protection(1)
Index/Tranches	Fixed- Rate (%)	Expiration Date	Implied Credit Spread at 6/30/2019(2) (%)	Curr	Notional Amount(3) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Markit CDX NA.IG-31 5-Year Index Version 1	1.00	6/20/2024	0.5422	USD	15,000	$270,529	$323,967	$53,438
iTraxx Europe ES-31 5-Year Index Version 1	1.00	6/20/2024	0.5210	EUR	10,000	167,949	274,875	106,926
Markit CDX NA.HY-32 5-Year Index Version 1	5.00	6/20/2024	3.2420	USD	5,000	273,614	382,737	109,123

						$712,092	$981,579	$269,487

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

OTC Swap Agreements Outstanding on June 30, 2019:

Total Return Swap Agreements
Pay/Receive Floating Rate	Description	Reference Entity	Counter- party	Floating Rate	Expiration Date	Reference Quantity	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Pay	1-Month USD-LIBOR	BBUXALC INDEX	JPM	0.000%	7/3/2019	33,000	3,698,754	$(949)	$(112,699)

								$(949)	$(112,699)

Forward Foreign Currency Contracts Open on June 30, 2019:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
JPY	14,645	USD	14,593	7/18/2019	SSB	$52	$-	$52
GBP	61,158	USD	61,256	7/18/2019	SSB	-	(98)	(98)
EUR	230,979	USD	230,791	7/18/2019	SSB	188	-	188
USD	5,203,929	GBP	5,199,859	7/18/2019	SSB	4,070	-	4,070
USD	4,248,161	EUR	4,262,909	7/18/2019	SSB	-	(14,748)	(14,748)
USD	3,472,529	EUR	3,484,584	7/18/2019	SSB	-	(12,055)	(12,055)
USD	1,437,858	EUR	1,439,033	7/18/2019	SSB	-	(1,175)	(1,175)
USD	593,765	EUR	602,643	7/18/2019	SSB	-	(8,878)	(8,878)
USD	359,285	EUR	364,501	7/18/2019	SSB	-	(5,216)	(5,216)
USD	70,172	EUR	70,622	7/18/2019	SSB	-	(450)	(450)
USD	55,829	GBP	55,944	7/18/2019	SSB	-	(115)	(115)
USD	28,415	GBP	28,476	7/18/2019	SSB	-	(61)	(61)
USD	13,445	EUR	13,472	7/18/2019	SSB	-	(27)	(27)
USD	8,596	JPY	8,588	7/18/2019	SSB	8	-	8
USD	8,545	CAD	8,549	7/18/2019	SSB	-	(4)	(4)
USD	7,431	AUD	7,575	7/18/2019	SSB	-	(144)	(144)
USD	6,170	JPY	6,197	7/18/2019	SSB	-	(27)	(27)
USD	5,948	JPY	5,986	7/18/2019	SSB	-	(38)	(38)
USD	5,390	HKD	5,387	7/18/2019	SSB	3	-	3
USD	3,210	EUR	3,256	7/18/2019	SSB	-	(46)	(46)
USD	2,587	TRY	2,647	7/18/2019	SSB	-	(60)	(60)
USD	1,359	SEK	1,356	7/18/2019	SSB	3	-	3
USD	442	ZAR	451	7/18/2019	SSB	-	(9)	(9)
USD	236	SEK	242	7/18/2019	SSB	-	(6)	(6)
USD	199	TRY	206	7/18/2019	SSB	-	(7)	(7)

						$4,324	$(43,164)	$(38,840)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
JPM	JPMorgan Chase Bank, N.A.
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
TRY	Turkish Lira
ZAR	South African Rand
USD	United States Dollar

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

June 30, 2019 (Unaudited)

Index Abbreviations:
BIST 30	Bora Instanbul 30 Index.
CAC40	Euronet Paris - French Stock Market Index.
DAX	Deutsche Boerse AG German Stock Index.
Euro Stoxx 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
FTSE China A50	Financial Times Stock Exchange China A50 Index.
FTSE/JFE Top 40	Largest 40 companies ranked by full market value in the FTSE/JSE All-Share Index.
FTSE/MIB	Borsa Italiana - Italian Stock Market Index.
Hang Seng	Hong Kong Stock Market Index.
IBEX	Bolsa de Madrid - Spanish Stock Market Index.
JSE	Johannesburg Stock Exchange.
KOSPI	South Korean Stock Market Index.
MSCI	Morgan Stanley Capital International.
NASDAQ	National Association of Securities Dealers Automated Quotations.
NIKKEI 225	Nikkei Stock Average.
OMXS30	Stockholm Stock Exchange’s leading share index.
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index.
S&P/TSX	Canadian Equity Market Index.
SGX NIFTY	Singapore Stock Exchange NIFTY.
SPI 200	Australian Equity Market Index Future.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.

Exchange Abbreviations:
JSE	Johannesburg Stock Exchange.
SGX	Singapore Stock Exchange.
OTC	Over-the-Counter

Other Abbreviations:
Bobl	Medium term debt that is issued by the Federal Republic of Germany.
BTP	Buoni del Tesoro Poliennali.
Bund	German Federal Government Bond.
Buxl	Long term debt that is issued by the Federal Republic of Germany.
GILT	Bank of England Bonds.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2019, the investments were classified as described below:

AHL TargetRisk Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Sovereign Obligations	$-	$14,483,965	$-	$14,483,965
U.S. Treasury Obligations	-	8,424,580	-	8,424,580
Short-Term Investments	3,701,122	4,210,576	-	7,911,698

Total Investments in Securities - Assets	$3,701,122	$27,119,121	$-	$30,820,243

Financial Derivative Instruments - Assets
Futures Contracts	$750,328	$-	$-	$750,328
Swap Contract Agreements	-	269,487	-	269,487
Forward Foreign Currency Contracts	-	4,324	-	4,324

Total Financial Derivative Instruments - Assets	$750,328	$273,811	$-	$1,024,139

Financial Derivative Instruments - Liabilities
Futures Contracts	$(4,462)	$-	$-	$(4,462)
Swap Contract Agreements	-	(112,699)	-	(112,699)
Forward Foreign Currency Contracts	-	(43,164)	-	(43,164)

Total Financial Derivative Instruments - Liabilities	$(4,462)	$(155,863)	$-	$(160,325)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2019, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2019 (Unaudited)

	AHL Managed Futures Strategy FundA	AHL TargetRisk FundA
Assets:
Investments in unaffiliated securities, at fair value†	$905,545,861	$27,119,121
Investments in affiliated securities, at fair value‡	45,380,132	3,701,122
Foreign currency, at fair value^	-	75,272
Foreign currency deposits with brokers for futures contracts and swap agreements, at fair value¤	36,806,642	716,633
Cash	-	44
Cash collateral held at custodian for the benefit of the broker	15,426,089	720,000
Dividends and interest receivable	86,644	66,714
Deposits with broker for futures contracts and swap agreements	52,962,440	880,535
Receivable for investments sold	-	627,507
Receivable for fund shares sold	2,992,623	92,225
Receivable for expense reimbursement (Note 2)	134,184	24,494
Unrealized appreciation from forward foreign currency contracts	4,890,227	4,324
Receivable for variation margin on open futures contracts (Note 5)	-	826,175
Receivable for variation margin on open centrally cleared swap agreements (Note 5)	-	981,579
Prepaid expenses	103,351	125,209

Total assets	1,064,328,193	35,960,954

Liabilities:
Payable for investments purchased	-	675,501
Payable for fund shares redeemed	834,095	-
Cash collateral held at broker for the benefit of the custodian	-	140,000
Swap premium received	-	949
Management and sub-advisory fees payable (Note 2)	1,150,529	23,029
Service fees payable (Note 2)	5,389	259
Transfer agent fees payable (Note 2)	88,659	243
Custody and fund accounting fees payable	401,905	45,946
Professional fees payable	38,411	7,840
Trustee fees payable (Note 2)	49,682	-
Unrealized depreciation from forward foreign currency contracts	12,029,068	43,164
Payable for variation margin from open futures contracts (Note 5)	4,358,110	-
Unrealized depreciation from swap agreements	-	112,699
Other liabilities	17,486	877

Total liabilities	18,973,334	1,050,507

Net assets	$1,045,354,859	$34,910,447

Analysis of net assets:
Paid-in-capital	$1,016,119,582	$29,765,183
Total distributable earnings (deficits)B	29,235,277	5,145,264

Net assets	$1,045,354,859	$34,910,447

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2019 (Unaudited)

	AHL Managed Futures Strategy FundA	AHL TargetRisk FundA
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	36,705,921	2,489,037

Y Class	58,060,459	363,198

Investor Class	1,726,470	23,704

A ClassC	384,555	8,834

C ClassC	589,833	22,191

Net assets:
Institutional Class	$395,043,227	$29,895,658

Y Class	$621,847,207	$4,359,175

Investor Class	$18,300,747	$284,173

A ClassC	$4,077,098	$105,852

C ClassC	$6,086,580	$265,589

Net asset value, offering and redemption price per share:
Institutional Class	$10.76	$12.01

Y Class	$10.71	$12.00

Investor Class	$10.60	$11.99

A ClassC	$10.60	$11.98

A Class (offering price)	$11.25	$12.71

C ClassC	$10.32	$11.97

† Cost of investments in unaffiliated securities	$904,961,919	$26,412,806
‡ Cost of investments in affiliated securities	$45,380,132	$3,701,122
¤ Cost of foreign currency deposits with broker for futures contracts	$36,189,647	$709,881
^ Cost of foreign currency	$-	$74,657

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.
B The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.
C Class commenced operations April 30, 2019 in the AHL TargetRisk Fund (Note 1).

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the period ended June 30, 2019 (Unaudited)

	AHL Managed Futures Strategy FundA	AHL TargetRisk FundA
Investment income:
Dividend income from unaffiliated securities	$1,324	$-
Dividend income from affiliated securities (Note 7)	234,886	25,415
Interest income (net of foreign taxes)†	11,017,322	174,357

Total investment income	11,253,532	199,772

Expenses:
Management and sub-advisory fees (Note 2)	6,582,173	123,933
Transfer agent fees:
Institutional Class (Note 2)	75,135	2,184
Y Class (Note 2)	272,790	1,592
Investor Class	1,158	2,015
A ClassB	329	183
C ClassB	119	183
Custody and fund accounting fees	900,995	55,828
Professional fees	57,968	53,410
Registration fees and expenses	97,087	52,999
Service fees (Note 2):
Investor Class	20,960	170
A ClassB	1,842	-
C ClassB	1,908	-
Distribution fees (Note 2):
A ClassB	4,861	42
C ClassB	27,058	282
Prospectus and shareholder report expenses	72,749	4,230
Trustee fees (Note 2)	89,074	950
Dividends and interest on securities sold short	2,997	-
Other expenses	23,787	2,646

Total expenses	8,232,990	300,647

Net fees waived and expenses (reimbursed) (Note 2)	(361,704)	(156,537)

Net expenses	7,871,286	144,110

Net investment income	3,382,246	55,662

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesC	(24,896)	36,496
Foreign currency transactions	(109,513)	122,070
Forward foreign currency contracts	6,958,096	62,420
Futures contracts	24,018,740	2,589,025
Swap agreements	-	701,900
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesD	583,603	706,315
Foreign currency transactions	563,492	7,562
Forward foreign currency contracts	(7,367,176)	(38,840)
Futures contracts	(11,853,283)	745,866
Swap agreements	-	156,788

Net gain from investments	12,769,063	5,089,602

Net increase in net assets resulting from operations	$16,151,309	$5,145,264

† Foreign taxes	$46,538	$1,783

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.
B Commencement of operations on April 30, 2018 in the TargetRisk Fund.
C The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
D The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	AHL Managed Futures Strategy FundA		AHL TargetRisk FundA
	Six Months Ended June 30, 2019	Year Ended December 31, 2018	Six Months Ended June 30, 2019	Period EndedB December 31, 2018
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$3,382,246	$1,065,554	$55,662	$-
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	30,842,427	(356,327)	3,511,911	-
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	(18,073,364)	24,815,639	1,577,691	-

Net increase in net assets resulting from operations	16,151,309	25,524,866	5,145,264	-

Distributions to shareholders:
Total retained earnings:
Institutional Class	-	(7,171,786)	-	-
Y Class	-	(8,502,485)	-	-
Investor Class	-	(252,884)	-	-
A ClassC	-	(59,819)	-	-
C ClassC	-	(32,986)	-	-

Net distributions to shareholders	-	(16,019,960)	-	-

Capital share transactions (Note 10):
Proceeds from sales of shares	218,451,804	562,411,814	4,765,173	20,000,000
Reinvestment of dividends and distributions	-	14,959,325	-	-
Cost of shares redeemed	(112,507,829)	(186,100,916)	-	-

Net increase in net assets from capital share transactions	105,943,975	391,270,223	4,765,173	20,000,000

Net increase in net assets	122,095,284	400,775,129	9,910,437	20,000,000

Net assets:
Beginning of period	923,259,575	522,484,446	25,000,010	5,000,010	D

End of period	$1,045,354,859	$923,259,575	$34,910,447	$25,000,010

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.
B Commenced operations December 31, 2018 (Note 1).
C Class commenced operations April 30, 2019 in the AHL TargetRisk Fund (Note 1).
D Seed capital.

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as non-diversified, open-end management investment companies. As of June 30, 2019, the Trust consists of thirty-three active series, two of which are presented in this filing: American Beacon AHL Managed Futures Strategy Fund and American Beacon AHL TargetRisk Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

The American Beacon AHL TargetRisk Fund commenced operations on December 31, 2018 and is a separate series of the Trust. December 31, 2018 is also the inception date of the Institutional, Y and Investor Classes of the Fund. The Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy.

Recently Adopted Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the period ended June 30, 2019, the Funds have chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

Class Disclosure

On April 30, 2019, the AHL TargetRisk Fund created the A and C Classes, new classes made available for sale through intermediary organizations pursuant to the Fund’s registration statement filed with the United States Securities and Exchange Commission (the “SEC”). Refer to the AHL TargetRisk Prospectus for more details.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Consolidation of Subsidiaries

The Schedules of Investments of the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund (the controlled foreign corporation “CFC Funds”) are consolidated to include the accounts of the American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Cayman TargetRisk Fund, Ltd., respectively, each of which are wholly-owned and controlled subsidiaries (the “Subsidiaries”) of the CFC Funds. All inter-company accounts and transactions have been eliminated in consolidation for the CFC Funds.

For Federal tax purposes, taxable income for the CFC Funds and its Subsidiary are calculated separately. The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (the “Code”) and each Subsidiary’s taxable income is included in the calculation of the applicable CFC Fund’s taxable income. Net losses of the Subsidiarys’ are not deductible by the CFC Funds either in the current period or future periods. The Subsidiaries have a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

Each CFC Fund may invest up to 25% of its total assets in its Subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the CFC Fund’s investment objectives and policies. The CFC Funds expect to achieve a significant portion of their exposure to commodities and commodities-related investments through investment in the Subsidiaries. Unlike the CFC Funds, the Subsidiaries may invest without limitation in commodities and commodities-related investments.

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2019	% of Total Net Assets of the CFC Fund at June 30, 2019
American Beacon Cayman Managed Futures Strategy Fund, Ltd.	August 19, 2014	$246,153,271	23.5%
American Beacon Cayman TargetRisk Fund, Ltd.	December 31, 2018	7,609,623	21.8%

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

CFTC Regulation

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting SEC and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

The CFC Funds are commodity pools, as defined in the regulation of the CFTC and operated by the Manager, a commodity pool operator regulated by the CFTC.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of June 30, 2019, based on management’s evaluation of the shareholder account base, 2 accounts have been identified as representing an affiliated significant ownership of approximately 86% for the AHL TargetRisk Fund, respectively.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The AHL Managed Futures Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily, equal to 0.35%.

The AHL TargetRisk Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for preforming the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with AHL Partners LLP (the “Sub-Advisor”), pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

AHL Managed Futures Strategy Fund

All Assets	1.00%

AHL TargetRisk Fund

First $500 million	0.55%
Next $500 million	0.50%
Next $500 million	0.45%
Over $1.5 billion	0.40%

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

The Management and Sub-Advisory Fees paid by the Funds for the period ended June 30, 2019 were as follows:

AHL Managed Futures Strategy Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,706,489
Sub-Advisor Fees	1.00%	4,875,684

Total	1.35%	$6,582,173

AHL TargetRisk Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$48,196
Sub-Advisor Fees	0.55%	75,737

Total	0.90%	$123,933

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Classes on an annual basis. During the period ended June 30, 2019, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$339,429
AHL TargetRisk	-

As of June 30, 2019, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$88,659
AHL TargetRisk	-

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended June 30, 2019, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
AHL Managed Futures Strategy	$11,171
AHL TargetRisk	1,149

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended June 30, 2019, the Funds did not utilize the credit facility.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the period ended June 30, 2019, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	1/1/2019 - 6/30/2019	Reimbursed Expenses	(Recouped) Expenses
AHL Managed Futures Strategy	Institutional	1.54%	$196,910	$–	2022
AHL Managed Futures Strategy	Y	1.64%	169,059	–	2022
AHL Managed Futures Strategy	Investor	1.92%	3,387	(7,805)	2022
AHL Managed Futures Strategy	A	1.94%	786	(307)	2022
AHL Managed Futures Strategy	C	2.69%	1,093	(1,419)	2022
AHL TargetRisk	Institutional	1.04%	148,367	–	2022
AHL TargetRisk	Y	1.14%	4,545	–	2022
AHL TargetRisk	Investor	1.42%	2,684	–	2022
AHL TargetRisk	A	1.44%	392	–	2022
AHL TargetRisk	C	2.19%	549	–	2022

Of these amounts, $134,184 and $24,494 were disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at June 30, 2019 for the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2022. The Funds did not record a liability for potential reimbursement due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
AHL Managed Futures Strategy	$(9,531)	$1,430,943	$–	2019
AHL Managed Futures Strategy	–	2,099,369	–	2020
AHL Managed Futures Strategy	–	913,005	–	2021
AHL TargetRisk	-	61,866	-	2021

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers and it may be used to offset distribution related expenses. During the period ended June 30, 2019, RID collected $109 for AHL Managed Futures Strategy Fund from the sale of Class A Shares. During the period ended June 30, 2019, there were no sales charges collected by RID for the AHL TargetRisk Fund from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended June 30, 2019, there were no CDSC fees collected for Class A Shares of the Funds.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended June 30, 2019, CDSC fees of $774 were collected for the Class C Shares of AHL Managed Futures Strategy Fund. During the period ended June 30, 2019, there were no CDSC fees collected for Class C Shares of the AHL TargetRisk Fund.

Trustee Fees and Expenses

As compensation for their service to the Trusts, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chair receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4.  Securities and Other Investments

Commodity Instruments

Exposure to physical commodities may subject the Funds to greater volatility than investments in traditional securities. The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts. However, these investments may help to moderate fluctuations in the value of the Funds’ other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of the Funds’ shares to fall. No active trading market may exist for certain commodities investments, which may impair the ability of the Funds to sell or realize

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

the full value of such investments in the event of the need to liquidate such investments. Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities. Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Fixed-Income Investments

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Funds’ NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as MBS and ABS, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including money market funds and ETFs. The Funds may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If the Funds invests in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Funds’ securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

During the period ended June 30, 2019, the Funds entered into forward foreign currency contracts primarily for speculative purposes.

The Funds’ forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Period Ended June 30, 2019
Fund	Purchased Contracts	Sold Contracts
AHL Managed Futures Strategy	$241,094,366	$341,672,560
AHL TargetRisk	102,261	9,589,061

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended June 30, 2019, the Funds entered into futures contracts primarily for investing and hedging purposes.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended June 30, 2019
AHL Managed Futures Strategy	51,244
AHL TargetRisk	332

Swap Agreements

A swap is a transaction in which a Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members—generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default and the Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which a Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. To the extent that a swap agreement is subject to netting, the Fund’s cover and asset segregation responsibilities will normally be with respect to the net amount owed by the Fund. However, the Fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that the Fund must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed-rate of periodic premiums throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset- backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high-yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referenced security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of June 30, 2019, for which the Fund is the seller of protection is disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

During the year ended June 30, 2019, the AHL TargetRisk Fund entered into credit default swaps primarily for return enhancement, and hedging.

The Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measure by the notional amounts outstanding at each quarter end.

Average Credit Default Swap Notional Amounts Outstanding
Fund	Period Ended June 30, 2019
AHL TargetRisk	$28,333,333

Total Return Swap Agreements

The Funds may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Funds are subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Funds will receive a payment from or make a payment to the counterparty.

The Funds’ total return swap contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end:

Average Total Return Swap Notional Amounts Outstanding
Fund	Period Ended June 30, 2019
AHL TargetRisk	$2,224,993

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

AHL Managed Futures Strategy Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$–	$4,890,227	–	$–	$–	$4,890,227
Receivable for variation margin from open futures contracts(2)	–	702,823	9,060,171	18,222,536	5,927,766	33,913,296

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$–	$(12,029,068)	–	$–	$–	$(12,029,068)
Payable for variation margin from open futures contracts(2)	–	(5,362,873)	(6,801,927)	(170,943)	(1,469,025)	(13,804,768)

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2019:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$6,958,096	$–	$–	$–	$6,958,096
Futures contracts	–	(13,321,041)	(10,988,945)	69,242,238	(20,913,512)	24,018,740

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$(7,367,176)	$–	$–	$–	$(7,367,176)
Futures contracts	–	(5,019,805)	(9,538,197)	3,601,472	(896,753)	(11,853,283)

AHL TargetRisk Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$–	$4,324	–	$–	$–	$4,324
Receivable for variation margin from open futures contracts(2)	–	–	–	590,672	159,656	750,328
Unrealized appreciation from swap agreements	269,487	–	–	–	–	269,487

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$–	$(43,164)	–	$–	$–	$(43,164)
Payable for variation margin from open futures contracts(2)	–	–	–	(1,579)	(2,883)	(4,462)
Unrealized depreciation from swap agreements	–	–	–	–	(112,699)	(112,699)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2019:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$62,420	$–	$–	$–	$62,420
Futures contracts	–	–	–	1,511,519	1,077,506	2,589,025
Swap agreements	523,651	–	–	–	178,249	701,900

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$(38,840)	$–	$–	$–	$(38,840)
Futures contracts	–	–	–	589,093	156,773	745,866
Swap agreements	269,487	–	–	–	(112,699)	156,788

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Master Agreements

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2019.

AHL Managed Futures Strategy Fund

Offsetting of Financial and Derivative Assets as of June 30, 2019:
	Assets	Liabilities
Futures Contracts	$33,913,296	$13,804,768
Forward Foreign Currency Contracts	4,890,227	12,029,068

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$38,803,523	$25,833,836

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$33,913,296	$13,804,768

Total derivative assets and liabilities subject to an MNA	$4,890,227	$12,029,068

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of June 30, 2019:
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
Deutsche Bank AG	$2,439,161	$(2,439,161)	$-	$-	$-
HSBC Bank (USA)	2,364,948	(2,364,948)	-	-	-
Royal Bank of Scotland PLC	86,118	—	-	-	86,118

Total	$4,890,227	$(4,804,109)	$-	$-	$86,118

	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Received	Cash Collateral Received	Net Amount
Deutsche Bank AG	$3,731,697	$(2,439,161)	$-	$-	$1,292,536
HSBC Bank (USA)	8,297,371	(2,364,948)	-	-	5,932,423

Total	$12,029,068	$(4,804,109)	$-	$-	$7,224,959

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

AHL TargetRisk Fund

Offsetting of Financial and Derivative Assets as of June 30, 2019:
	Assets	Liabilities
Futures Contracts	$750,328	$4,462
Swap Agreement - Centrally Cleared	269,487	-
Swap Agreement - OTC	-	112,699
Forward Foreign Currency Contracts	4,324	43,164

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,024,139	$160,325

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$1,019,815	$117,161

Total derivative assets and liabilities subject to an MNA	$4,324	$43,164

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of June 30, 2019:
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
State Street Bank & Trust Co.	$4,324	$(4,324)	$-	$-	$-

Total	$4,324	$(4,324)	$-	$-	$-

	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Received	Cash Collateral Received	Net Amount
State Street Bank & Trust Co.	$43,164	$(4,324)	$-	$-	$38,840

Total	$43,164	$(4,324)	$-	$-	$38,840

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Commodities Risk

The Funds’ investments in commodity-linked derivative instruments may subject the Funds to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in supply and demand, drought, floods, weather, livestock disease, embargoes, tariffs, war, acts of terrorism and international economic, political and regulatory developments. The Funds and the Subsidiaries each may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Funds and the Subsidiaries may be more susceptible to risks associated with those sectors. The Funds’ investments in commodity-related instruments may lead to losses in excess of the Funds’ investment in such products. Such losses can significantly and adversely affect the NAV of the Funds and, consequently, a shareholder’s interest in the Funds.

Counterparty Risk

There are two separate categories of counterparty risk that arise out of a Fund’s investments in derivatives. The first relates to the risk that its swap counterparty defaults, and the second category relates to the risk that a futures commission merchant (“FCM”) would default on an obligation set forth in an agreement between a Fund and the FCM. As for the first category of risk, entering into derivatives in the OTC market involves counterparty risk, which is the risk that the dealer providing the derivative or other product will fail to timely perform its payment and other obligations or experience financial difficulties, which may include filing for bankruptcy. Therefore, to the extent that a Fund engages in trading in OTC markets, the Fund could be exposed to greater risk

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

of loss through default than if it confined its trading to transactions that are centrally cleared. The second category of risk exists at and from the time that a Fund enters into derivatives transactions that are centrally cleared. In such cases, a clearing organization becomes the Fund’s counterparty and the principal counterparty risk is that the clearing organization itself will default. In addition, the FCM may hold margin posted in connection with those contracts and that margin may be re-hypothecated (or re-pledged) by the FCM and lost or its return delayed due to a default by the FCM or other customer of the FCM. The FCM may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether the assets posted by the FCM as margin in response to margin calls relating to cleared positions. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruptions, a Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Funds may have an adverse impact on its price and make it difficult for the Funds to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Funds can invest significantly in high-yield investments considered speculative in nature, this risk may be substantial.

Currency Risk

The Funds may have exposure to foreign currencies by investing in securities denominated in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Funds. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Funds may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Funds may choose to not hedge its currency risks

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, the Funds may obtain no recovery of their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Hedging Risk

If the Funds use a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Funds’ return, or create a loss.

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Funds’ trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Funds sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Funds’ transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Funds’ annual operating expenses or in the expense example, but they can have a negative impact on performance. Frequent trading by the Funds could also result in increased realized net capital gains, distributions of which are taxable to the Funds’ shareholders (including net short-term capital gain distributions, which are taxable to them as ordinary income).

High-Yield Securities Risk

Investing in high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak

American Beacon FundsSM

Notes to Financial Statements

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or expected to become weak. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. The value of a Fund’s fixed-income investments typically will fall when interest rates rise. A Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve has raised the federal funds rate several times since December 2015 and may continue to increase rates in the future. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to a Fund. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Leverage Risk

Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that a Fund will have the potential for greater losses than if a Fund does not use the derivative instruments that have a leveraging effect. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in a Fund’s exposure to an asset or class of assets and may cause a Fund’s NAV to be volatile.

A Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Fund because a Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Fund’s investments in derivatives is increasing, this could be offset by declining values of a Fund’s other investments. Conversely, it is possible that the rise in the value of a Fund’s non-derivative investments could be offset by a decline in the value of a Fund’s investments in derivatives. In either scenario, a Fund may experience losses. In a market where the value of a Fund’s investments in derivatives is declining and the value of its other investments is declining, a Fund may experience substantial losses. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the costs that a Fund pays to engage in these practices are additional costs borne by a Fund and could reduce or eliminate any net investment profits.

Liquidity Risk

When there is little or no active trading market for a specific type of security, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Funds may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

a result, the Funds may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Funds at such times may have a significant adverse effect on the Funds’ NAV and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Funds’ ability to buy or sell debt securities and increase the related volatility and trading costs. The Funds may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Direction Risk

Since the Funds will typically hold both long and short positions, an investment in the Funds will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Funds’ results could suffer both when there is a general market advance and the Funds hold significant “short” positions, and when there is a general market decline and the Funds hold significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, risks associated with the United Kingdom’s vote to leave the European Union, the risk of a “trade war” between the United States and China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants.

In addition, political and diplomatic events within the U.S. and abroad, such as the United States government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced the federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed-income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Non-Diversification Risk

When a Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When a Fund invests in a relatively small number of issuers it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. When a Fund is non-diversified, its NAV and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund.

Obsolescence Risk

The Funds are unlikely to be successful in its quantitative trading strategies unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and the sub-advisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result – all of which will be borne by the Funds. The sub-advisor will continue to test, evaluate and add new Models, which may lead to the Models being modified from time to time. Any modification of the Models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification to the Models or strategies on a Fund’s performance.

Options Risk

In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit that might have been realized had it bought the underlying security at the time it purchased the call option. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

cover the premium and transaction costs. By using put options in this manner, the Funds will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If the Funds sell a put option, there is a risk that the Funds may be required to buy the underlying asset at a disadvantageous price. If the Funds sell a call option, there is a risk that the Funds may be required to sell the underlying asset at a disadvantageous price. If the Funds sell a call option on an underlying asset that the Funds own and the underlying asset has increased in value when the call option is exercised, the Funds will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”) and money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment may decline, adversely affecting the Funds’ performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees.

Short Position Risk

The Funds will incur a loss as a result of a short position if the price of the instrument sold short increases in value between the date of the short sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument. The Funds’ losses are potentially unlimited in a short position transaction.

Sovereign and Quasi-Sovereign Debt Risk

An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of the sovereign or quasi-sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. In addition, these investments are subject to risk of payment delays or defaults due to: (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or receive further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Subsidiary Risk

There can be no assurance that the investment objective of a Subsidiary will be achieved. The Subsidiaries are not registered under the Investment Company Act, and are not subject to all the investor protections of the Investment Company Act. However, each Fund wholly owns and controls its respective Subsidiary, and each Fund and its respective Subsidiary are both managed by the Manager and the sub-advisor pursuant to separate agreements, making it unlikely that a Subsidiary will take action contrary to the interests of its respective Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Funds, including its investment in the Subsidiaries, and each Fund’s role as sole shareholder of its respective Subsidiary. Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and Subsidiaries, respectively, are organized, could result in the inability of the Funds and/or Subsidiaries to operate as described in the Prospectus and could negatively affect the Funds and their respective shareholders. For example, the Cayman Islands government has undertaken not to impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. Rulemaking by the CFTC or other regulatory initiatives may affect the Funds’ ability to use its respective Subsidiary to pursue its investment strategies.

Swap Agreement Risk

Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Funds are subject to the risk that the hedging strategy may not eliminate the risk that is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Interest rate swaps, total return swaps, currency swaps, credit default swaps and commodities swaps are subject to counterparty risk, credit risk and liquidity risk. In addition, interest rate swaps are subject to interest rate risk, total return swaps are subject to market risk, and interest rate risk if the underlying securities are bonds or other debt obligations, currency swaps are subject to currency risk, and commodities swaps are subject to commodities risk.

Tax Risk

To qualify as a regulated investment company under Subchapter M (“RIC”), the Funds must derive at least 90 percent of its gross income for each taxable year from “qualitying income” under Subchaper M. Although qualifying income does not include income derived directly from commodities, including certain commodity-linked derivative instruments — and a Fund, therefore will restrict its gross income from direct investments therein to a maximum of 10% of its gross income for each taxable year — a Fund’s investment in a Subsidiary is expected to provide a Fund with exposure to the commodities markets within the limitations of the requirements of Subchapter M.

The IRS issued a large number of private letter rulings (“PLRs”) (which the Funds may not cite as precedent) from 2006 through 2011 that income a RIC derives from a wholly owned foreign subsidiary (a “controlled foreign corporation” or “CFC”) (such as a Subsidiary) that earns income derived from commodity-linked derivative instruments is qualifying income. Treasury regulations published on March 19, 2019, provide that income inclusions of a RIC from a CFC are qualifying income for the RIC whether or not the CFC makes distributions to the RIC out of

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Notes to Financial Statements

June 30, 2019 (Unaudited)

its associated earnings and profits for the applicable taxable year. The federal income tax treatment of a Fund’s commodity-linked investments and income from a Subsidiary may be materially adversely affected further by future legislation, other Treasury regulations, and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M or otherwise materially affect the character, timing or recognition, and/or amount of a Fund’s taxable income and/or net capital gains and, therefore, the distributions a Fund makes. If a Fund were unable to qualify as a RIC for one or more taxable years, it would incur potentially significant federal income tax expense. In certain such instances, its income available for distribution to shareholders would be reduced and all such distributions from current or accumulated earnings and profits would be taxable to them as dividend income. In that event, a Fund may not utilize all the potential additional investment strategies.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Volatility Risk

The Funds may have investments that appreciate or decrease significantly in value over short periods of time. This may cause a Fund’s NAV to experience significant increases or declines in value over short periods of time. Because the Funds may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2018 remain subject to examination by the Internal Revenue Service for AHL Managed Futures Fund. The period ended December 31, 2018 remains subject to examination by the Internal Revenue Service for AHL TargetRisk Fund. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

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Notes to Financial Statements

June 30, 2019 (Unaudited)

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

As of June 30, 2019 the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AHL Managed Futures Strategy	$998,304,254	$23,821,715	$(51,763,086)	$(27,941,371)
AHL TargetRisk	29,838,492	1,377,699	(205,253)	1,172,446

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of December 31, 2018, the Funds did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended June 30, 2019 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
AHL Managed Futures Strategy	$–	$–	$–	$–
AHL TargetRisk	15,778,270	7,987,341	1,574,258	–

A summary of the Funds’ transactions in the USG Select Fund for the period ended June 30, 2019 are as follows:

Fund	Type of Transaction	December 31, 2018 Shares/Fair Value	Purchases	Sales	June 30, 2019 Shares/Fair Value	Dividend Income
AHL Managed Futures Strategy	Direct	$20,760,352	$478,410,301	$453,790,521	$45,380,132	$234,886
AHL TargetRisk	Direct	-	50,593,698	46,892,576	3,701,122	25,415

9.  Borrowing Arrangements

Effective November 15, 2018 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 14, 2019, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

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Notes to Financial Statements

June 30, 2019 (Unaudited)

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds will pay a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 14, 2019 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

During the period ended June 30, 2019, the Funds did not utilize this facility.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	2,910,256	$30,343,044	5,973,429	$62,786,869
Reinvestment of dividends	–	–	615,079	6,482,930
Shares redeemed	(3,478,422)	(36,537,933)	(6,356,582)	(66,708,717)

Net increase (decrease) in shares outstanding	(568,166)	$(6,194,889)	231,926	$2,561,082

	Y Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	17,483,986	$180,910,979	46,402,937	$482,140,377
Reinvestment of dividends	–	–	776,199	8,142,322
Shares redeemed	(6,735,519)	(70,296,213)	(9,511,262)	(99,100,466)

Net increase in shares outstanding	10,748,467	$110,614,766	37,667,874	$391,182,233

	Investor Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	269,529	$2,815,310	1,056,484	$10,980,221
Reinvestment of dividends	–	–	24,122	250,869
Shares redeemed	(192,431)	(1,974,160)	(1,370,470)	(14,058,394)

Net increase (decrease) in shares outstanding	77,098	$841,150	(289,864)	$(2,827,304)

	A Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	272,919	$2,837,647	450,225	$4,711,443
Reinvestment of dividends	–	–	5,476	56,952
Shares redeemed	(298,711)	(3,100,250)	(369,052)	(3,812,812)

Net increase (decrease) in shares outstanding	(25,792)	$(262,603)	86,649	$955,583

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Notes to Financial Statements

June 30, 2019 (Unaudited)

	C Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares		Amount
Shares sold	152,772	$1,544,824	175,816		$1,792,904
Reinvestment of dividends	–	–	2,581		26,252
Shares redeemed	(59,541)	(599,273)	(241,190)		(2,420,527)

Net increase (decrease) in shares outstanding	93,231	$945,551	(62,793)		$(601,371)

	Institutional Class
	Six Months Ended June 30, 2019		December 31, 2018A to December 31, 2018
	(unaudited)
AHL TargetRisk Fund	Shares	Amount	Shares		Amount
Shares sold	9,037	$103,938	2,480,000	B	$24,800,000	B

Net increase in shares outstanding	9,037	$103,938	2,480,000		$24,800,000

	Y Class
	Six Months Ended June 30, 2019		December 31, 2018A to December 31, 2018
	(unaudited)
AHL TargetRisk Fund	Shares	Amount	Shares		Amount
Shares sold	353,198	$4,149,636	10,000	B	$100,000	B

Net increase in shares outstanding	353,198	$4,149,636	10,000		$100,000

	Investor Class
	Six Months Ended June 30, 2019		December 31, 2018A to December 31, 2018
	(unaudited)
AHL TargetRisk Fund	Shares	Amount	Shares		Amount
Shares sold	13,703	$160,024	10,001	B	$100,010	B

Net increase in shares outstanding	13,703	$160,024	10,001		$100,010

	A Class
	April 30, 2019A to June 30, 2019
	(unaudited)
AHL TargetRisk Fund	Shares	Amount
Shares sold	8,834	$100,000

Net increase in shares outstanding	8,834	$100,000

	C Class
	April 30, 2019A to June 30, 2019
	(unaudited)
AHL TargetRisk Fund	Shares	Amount
Shares sold	22,191	$251,575

Net increase in shares outstanding	22,191	$251,575

A Commencement of operations.

B Seed capital was received on December 31, 2018 in the amount of $24,800,000 for the Institutional Class, $100,000 for the Y Class, and $100,010 for the Investor Class. Shares were issued in the amount of 2,480,000 for the Institutional Class, 10,000 for the Y Class, and 10,001 for the Investor Class.

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30,		Year Ended December 31,					August 19, 2014A to December 31,

	2019		2018	2017	2016	2015		2014

	(unaudited)
Net asset value, beginning of period	$10.63		$10.57	$10.44	$10.46	$10.95		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04		(0.02)	(0.08)	0.20	(0.06)		0.24
Net gains (losses) on investments (both realized and unrealized)	0.09		0.28	0.63	(0.22)	(0.07)		1.10

Total income (loss) from investment operations	0.13		0.26	0.55	(0.02)	(0.13)		1.34

Less distributions:
Dividends from net investment income	-		(0.14)	-	-	(0.21)		(0.31)
Distributions from net realized gains	-		(0.06)	(0.42)	-	(0.15)		(0.08)
Tax return of capital	-		-	-	-	(0.00	)B	-

Total distributions	-		(0.20)	(0.42)	-	(0.36)		(0.39)

Net asset value, end of period	$10.76		$10.63	$10.57	$10.44	$10.46		$10.95

Total returnC	1.22	%D	2.42%	5.31%	(0.19)%	(1.15)%		13.43	%D

Ratios and supplemental data:
Net assets, end of period	$395,043,227		$396,044,490	$391,617,624	$353,601,987	$20,932,502		$28,765,259
Ratios to average net assets:
Expenses, before reimbursements	1.64	%E	1.71%	1.98%	1.90%	2.25%		4.97	%E
Expenses, net of reimbursements	1.54	%E	1.54%	1.54%	1.54%	1.54%		1.54	%E
Net investment income (loss), before expense reimbursements	0.67	%E	(0.40)%	(1.20)%	(1.69)%	(2.29)%		2.73	%E
Net investment income (loss), net of reimbursements	0.77	%E	(0.23)%	(0.77)%	(1.33)%	(1.57)%		6.17	%E
Portfolio turnover rateF	-%		-%	-%	-%	-%		-%

A	Commencement of operations.
B	Tax return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30,		Year Ended December 31,					August 19, 2014A to December 31,

	2019		2018	2017	2016	2015		2014

	(unaudited)
Net asset value, beginning of period	$10.58		$10.53	$10.41	$10.45	$10.94		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05		0.10	(0.07)	(0.08)	(0.05)		0.30
Net gains (losses) on investments (both realized and unrealized)	0.08		0.14	0.61	0.04	(0.08)		1.03

Total income (loss) from investment operations	0.13		0.24	0.54	(0.04)	(0.13)		1.33

Less distributions:
Dividends from net investment income	-		(0.13)	-	-	(0.21)		(0.31)
Distributions from net realized gains	-		(0.06)	(0.42)	-	(0.15)		(0.08)
Tax return of capital	-		-	-	-	(0.00	)B	-

Total distributions	-		(0.19)	(0.42)	-	(0.36)		(0.39)

Redemption fees added to beneficial interests	-		-	-	-	-		-

Net asset value, end of period	$10.71		$10.58	$10.53	$10.41	$10.45		$10.94

Total returnC	1.23	%D	2.28%	5.23%	(0.38)%	(1.15)%		13.33	%D

Ratios and supplemental data:
Net assets, end of period	$621,847,207		$500,530,112	$101,513,775	$52,391,912	$33,817,374		$464,644
Ratios to average net assets:
Expenses, before reimbursements	1.70	%E	1.72%	2.04%	1.97%	2.28%		7.71	%E
Expenses, net of reimbursements	1.64	%E	1.64%	1.64%	1.64%	1.64%		1.64	%E
Net investment income (loss), before expense reimbursements	0.61	%E	0.71%	(1.25)%	(1.76)%	(1.70)%		12.50	%E
Net investment income (loss), net of reimbursements	0.67	%E	0.79%	(0.84)%	(1.44)%	(1.06)%		18.58	%E
Portfolio turnover rateF	-%		-%	-%	-%	-%		-%

A	Commencement of operations.
B	Tax return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30,		Year Ended December 31,					August 19, 2014A to December 31,

	2019		2018	2017	2016	2015		2014

	(unaudited)
Net asset value, beginning of period	$10.48		$10.44	$10.35	$10.41	$10.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03		(0.12)	(0.11)	(0.25)	(0.09)		0.30
Net gains (losses) on investments (both realized and unrealized)	0.09		0.31	0.62	0.19	(0.08)		1.02

Total income (loss) from investment operations	0.12		0.19	0.51	(0.06)	(0.17)		1.32

Less distributions:
Dividends from net investment income	-		(0.09)	-	-	(0.20)		(0.31)
Distributions from net realized gains	-		(0.06)	(0.42)	-	(0.15)		(0.08)
Tax return of capital	-		-	-	-	(0.00	)B	-

Total distributions	-		(0.15)	(0.42)	-	(0.35)		(0.39)

Net asset value, end of period	$10.60		$10.48	$10.44	$10.35	$10.41		$10.93

Total returnC	1.14	%D	1.85%	4.98%	(0.58)%	(1.54)%		13.23	%D

Ratios and supplemental data:
Net assets, end of period	$18,300,747		$17,292,936	$20,241,387	$31,223,150	$37,185,001		$3,023,636
Ratios to average net assets:
Expenses, before reimbursements	1.87	%E	1.97%	2.20%	2.13%	2.40%		5.98	%E
Expenses, net of reimbursements	1.92	%E	1.92%	1.92%	1.92%	1.92%		1.92	%E
Net investment income (loss), before expense reimbursements	0.44	%E	(0.95)%	(1.48)%	(1.93)%	(2.07)%		10.41	%E
Net investment income (loss), net of reimbursements	0.39	%E	(0.90)%	(1.20)%	(1.72)%	(1.59)%		14.47	%E
Portfolio turnover rateF	-%		-%	-%	-%	-%		-%

A	Commencement of operations.
B	Tax return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30,		Year Ended December 31,						August 19, 2014A to December 31,

	2019		2018		2017	2016	2015		2014

	(unaudited)
Net asset value, beginning of period	$10.49		$10.53		$10.36	$10.44	$10.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	B	(0.06	)B	(0.41)	0.23	(0.52)		0.32
Net gains (losses) on investments (both realized and unrealized)	0.09		0.18		1.00	(0.31)	0.36		1.00

Total income (loss) from investment operations	0.11		0.12		0.59	(0.08)	(0.16)		1.32

Less distributions:
Dividends from net investment income	-		(0.10)		-	-	(0.18)		(0.31)
Distributions from net realized gains	-		(0.06)		(0.42)	-	(0.15)		(0.08)
Tax return of capital	-		-		-	-	(0.00	)C	-

Total distributions	-		(0.16)		(0.42)	-	(0.33)		(0.39)

Net asset value, end of period	$10.60		$10.49		$10.53	$10.36	$10.44		$10.93

Total returnD	1.05	%E	1.14%		5.77%	(0.77)%	(1.45)%		13.23	%E

Ratios and supplemental data:
Net assets, end of period	$4,077,098		$4,303,787		$3,408,861	$23,330,824	$9,890,720		$9,019,308
Ratios to average net assets:
Expenses, before reimbursements	1.97	%F	2.05%		2.35%	2.29%	2.55%		5.31	%F
Expenses, net of reimbursements	1.94	%F	1.94%		1.94%	1.94%	1.94%		1.94	%F
Net investment income (loss), before expense reimbursements	0.34	%F	(0.72)%		(1.62)%	(2.08)%	(3.59)%		32.48	%F
Net investment income (loss), net of reimbursements	0.36	%F	(0.61)%		(1.21)%	(1.74)%	(2.98)%		35.85	%F
Portfolio turnover rateG	-%		-%		-%	-%	-%		-%

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C	Tax return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30,		Year Ended December 31,					August 19, 2014A to December 31,

	2019		2018	2017	2016	2015		2014

	(unaudited)
Net asset value, beginning of period	$10.25		$10.19	$10.20	$10.34	$10.90		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)B	(0.17)	(0.17)	(0.08)	(0.09)		0.27
Net gains (losses) on investments (both realized and unrealized)	0.09		0.30	0.58	(0.06)	(0.16)		1.02

Total income (loss) from investment operations	0.07		0.13	0.41	(0.14)	(0.25)		1.29

Less distributions:
Dividends from net investment income	-		(0.01)	-	-	(0.16)		(0.31)
Distributions from net realized gains	-		(0.06)	(0.42)	-	(0.15)		(0.08)
Tax return of capital	-		-	-	-	(0.00	)C	-

Total distributions	-		(0.07)	(0.42)	-	(0.31)		(0.39)

Net asset value, end of period	$10.32		$10.25	$10.19	$10.20	$10.34		$10.90

Total returnD	0.68	%E	1.30%	4.06%	(1.35)%	(2.30)%		12.93	%E

Ratios and supplemental data:
Net assets, end of period	$6,086,580		$5,088,250	$5,702,799	$4,300,637	$2,151,492		$401,475
Ratios to average net assets:
Expenses, before reimbursements	2.68	%F	2.78%	3.10%	3.04%	3.32%		8.75	%F
Expenses, net of reimbursements	2.69	%F	2.69%	2.69%	2.69%	2.69%		2.68	%F
Net investment income (loss), before expense reimbursements	(0.37	)%F	(1.61)%	(2.31)%	(2.84)%	(2.88)%		7.02	%F
Net investment income (loss), net of reimbursements	(0.38	)%F	(1.52)%	(1.90)%	(2.49)%	(2.25)%		13.09	%F
Portfolio turnover rateG	-%		-%	-%	-%	-%		-%

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C	Tax return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30, 2019		Period Ended December 31, 2018A
	(unaudited)
Net asset value, beginning of period	$10.00		$10.00

Income from investment operations:
Net investment income	0.02		-
Net gains on investments (both realized and unrealized)	1.99		-

Total income from investment operations	2.01		-

Net asset value, end of period	$12.01		$10.00

Total returnB	20.10	%C	-%

Ratios and supplemental data:
Net assets, end of period	$29,895,658		$24,800,000
Ratios to average net assets:
Expenses, before reimbursements	2.15	%D	89.10	%D
Expenses, net of reimbursements	1.04	%D	0.00	%E
Net investment (loss), before expense reimbursements	(0.75	)%D	(89.10	)%D
Net investment income, net of reimbursements	0.36	%D	0.00%
Portfolio turnover rate	9	%C	-%

A	Commenced operations on December 31, 2018.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2019		Period Ended December 31, 2018A
	(unaudited)
Net asset value, beginning of period	$10.00		$10.00

Income from investment operations:
Net investment income	0.02		-
Net gains on investments (both realized and unrealized)	1.98		-

Total income from investment operations	2.00		-

Net asset value, end of period	$12.00		$10.00

Total returnB	20.00	%C	-%

Ratios and supplemental data:
Net assets, end of period	$4,359,175		$100,000
Ratios to average net assets:
Expenses, before reimbursements	2.97	%D	241.64	%D
Expenses, net of reimbursements	1.14	%D	0.00	%E
Net investment income (loss), before expense reimbursements	0.70	%D	(241.64	)%D
Net investment income, net of reimbursements	2.53	%D	0.00%
Portfolio turnover rate	9	%C	-%

A	Commenced operations on December 31, 2018.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2019		Period Ended December 31, 2018A
	(unaudited)
Net asset value, beginning of period	$10.00		$10.00

Income from investment operations:
Net investment income	0.01		-
Net gains on investments (both realized and unrealized)	1.98		-

Total income from investment operations	1.99		-

Net asset value, end of period	$11.99		$10.00

Total returnB	19.90	%C	-%

Ratios and supplemental data:
Net assets, end of period	$284,173		$100,010
Ratios to average net assets:
Expenses, before reimbursements	5.37	%D	241.89	%D
Expenses, net of reimbursements	1.42	%D	0.00	%E
Net investment (loss), before expense reimbursements	(3.71	)%D	(241.89	)%D
Net investment income, net of reimbursements	0.24	%D	0.00%
Portfolio turnover rate	9	%C	-%

A	Commenced operations on December 31, 2018.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.
E	Annualized.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Period Ended June 30, 2019A
	(unaudited)
Net asset value, beginning of period	$11.32

Income from investment operations:
Net investment income	0.05
Net gains on investments (both realized and unrealized)	0.61

Total income from investment operations	0.66

Net asset value, end of period	$11.98

Total returnB	5.83	%C

Ratios and supplemental data:
Net assets, end of period	$105,852
Ratios to average net assets:
Expenses, before reimbursements	3.80	%D
Expenses, net of reimbursements	1.44	%D
Net investment income, before expense reimbursements	0.28	%D
Net investment income, net of reimbursements	2.64	%D
Portfolio turnover rate	9	%C

A	Commenced operations on April 30, 2019.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Period EndedA June 30, 2019
	(unaudited)
Net asset value, beginning of period	$11.32

Income from investment operations:
Net investment income	0.03
Net gains on investments (both realized and unrealized)	0.62

Total income from investment operations	0.65

Net asset value, end of period	$11.97

Total returnB	5.74	%C

Ratios and supplemental data:
Net assets, end of period	$265,589
Ratios to average net assets:
Expenses, before reimbursements	4.14	%D
Expenses, net of reimbursements	2.19	%D
Net investment income, before expense reimbursements	0.24	%D
Net investment income, net of reimbursements	2.19	%D
Portfolio turnover rate	9	%C

A	Commenced operations on April 30, 2019.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

American Beacon FundsSM

Affirmation of the Commodity Pool Operator

June 30, 2019 (Unaudited)

To the best of my knowledge and belief, the information contained in the attached financial statements for the American Beacon AHL Managed Futures Strategy Fund and American Beacon AHL TargetRisk Fund for the period from January 1, 2019 to June 30, 2019, is accurate and complete.

Melinda G. Heika, Treasurer American Beacon Advisors, Inc. Commodity Pool Operator for the American Beacon AHL Managed Futures Strategy Fund and American Beacon AHL TargetRisk Fund

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2019 (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At in-person meetings held on May 9, 2019 and June 4-5, 2019 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 5, 2019 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon AHL Managed Futures Strategy Fund (“Fund”); and

(2) the Investment Advisory Agreement among the Manager, AHL Partners LLP (the “subadvisor”), and the Trust, on behalf of the Fund.

The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Board received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Board’s process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2019 (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to renew the Agreements, the Board considered the Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Fund by the subadvisor, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisor. The Board also considered the subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting the Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of the Fund relative to the performance of the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2019 (Unaudited)

services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Fund that were in place during the last fiscal year. The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by the subadvisor that the subadvisor does not manage any comparable client accounts, and therefore could not provide fee schedules for comparable investment accounts managed by the subadvisor. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered the subadvisor’s representation that it believes that its fee is competitive and reflects economies of scale for the benefit of the Fund’s shareholders.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made in comparison to the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile representing the bottom 20 percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2019 (Unaudited)

The expense comparisons below were made in comparison to the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense and the 5th Quintile representing the highest 20 percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Board also considered the Fund’s Morningstar fee level category. In reviewing expenses, the Board considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisor’s use of soft dollars was requested from the Manager and was considered by the Board.

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with the subadvisor for the Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Broadridge and Morningstar Performance Analysis (three-year period ended December 31, 2018)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	1st Quintile

The Board also considered the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and the subadvisor’s continued management of the Fund.

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the first and third fiscal quarters. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Managers Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon AHL Managed Futures Strategy Fund and American Beacon AHL TargetRisk Fund are service marks of American Beacon Advisors, Inc.

SAR 6/19

American Beacon® FUNDS

2019 SEMI-ANNUAL REPORT

June 30, 2019

BAHL & GAYNOR SMALL CAP GROWTH FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ''Quick Links" and then ''Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BAHL & GAYNOR SMALL CAP GROWTH FUND

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2019

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we take our heritage as a fiduciary very seriously — and we apply that mindset to all aspects of our business as a fund manager. As a result, for more than 30 years, we have endeavored to:

▶   Identify, engage and oversee the best money managers. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style and market strategy we offer. We are committed to partnering with those we judge to be “the best of the best” when it comes to choosing sub-advisors for our mutual funds. Whether our due-diligence process results in the selection of one sub-advisor or multiple sub-advisors, we select those we believe show the greatest potential to help us meet the high standards you’ve come to expect.

▶

Offer a variety of innovative investment solutions. Our mutual funds — which span the domestic, international, global, frontier and emerging markets — are sub-advised by experienced money managers who employ distinctive, proprietary investment processes to manage assets through a variety of economic and market conditions. From offering some of the first multi-manager funds, one of the first retirement income funds and the first open-ended mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process in an effort to help you grow your assets while mitigating risk.

▶

Provide a solutions-based approach to achieving long-term investment goals. We seek to provide investment solutions that might enable you to benefit from taking a more disciplined approach to investing. Our mutual funds provide access to institutional-quality, research-intensive investment managers with diverse processes and styles. Over the long run, having such access and spending time in the market — rather than trying to time the market — may better position you to reach your long-term investment goals during market upswings and potentially insulate against market downswings.

Our management approach is more than a concept; it’s the cornerstone of American Beacon’s culture. And we strive to employ it at every turn as we seek to provide a well-diversified line of investment solutions to help our shareholders seek long-term rewards.

Thank you for your continued interest in American Beacon. For additional information about our mutual funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

June 30, 2019 (Unaudited)

The Investor Class of the American Beacon Bahl & Gaynor Small Cap Growth Fund (the “Fund”) returned 16.21% for the six-month period ended June 30, 2019. The Fund lagged the Russell 2000 Growth Index (the “Index”) return of 20.36% for the period.

Average Annual Total Returns for the Period ended June 30, 2019

	Ticker	6 Months*	1 Year	3 Years	Since Inception (07/15/2014)
Institutional Class (1,5)	GBSIX	16.44%	(3.41)%	11.38%	9.08%
Y Class (1,5)	GBSYX	16.34%	(3.49)%	11.27%	8.97%
Investor Class (1,5)	GBSPX	16.21%	(3.81)%	10.94%	8.66%
A without Sales Charge (1,2,5)	GBSAX	16.20%	(3.83)%	10.94%	8.64%
A with Sales Charge (1,2,5)	GBSAX	9.49%	(9.33)%	8.76%	7.35%
C without Sales Charge (1,3,5)	GBSCX	15.78%	(4.46)%	10.12%	7.84%
C with Sales Charge (1,3,5)	GBSCX	14.78%	(5.46)%	10.12%	7.84%

Russell 2000 Growth Index (4)		20.36%	(0.49)%	14.69%	9.57%
S&P 500 Index (4)		18.54%	10.42%	14.19%	10.63%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

2.	A Class shares have a maximum sales charge of 5.75%.

3.	C Class shares have a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

4.

The Russell 2000® Growth Index is an unmanaged index of those stocks in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index and the Russell 2000 Index are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (“SPDJI”) and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The American Beacon Bahl & Gaynor Small Cap Growth Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. One cannot directly invest in an index.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 1.26%, 1.34%, 1.53%, 1.61% and 2.35%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index due to both security selection and sector allocation.

Most of the Fund’s underperformance related to security selection was attributable to holdings in the Industrials and Consumer Discretionary sectors. Within Industrials, Healthcare Services Group, Inc. was down 22.9%, Ritchie Bros. Auctioneers, Inc. ended the period up 2.0% after some volatility, while Matthews International Corp, Class A and Raven Industries, Inc. were down 12.9% and 3.7%, respectively. In Consumer Discretionary, Brunswick Corp. was down 0.5% and Texas Roadhouse, Inc. was down 9.0%. The Fund did not hold Roku Inc., which was up 195.6% for the period.

2

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

June 30, 2019 (Unaudited)

The aforementioned performance was somewhat offset by the Fund’s holdings in the Communication Services sector, with Nexstar Media Group, Inc., Class A up 29.0% and the Fund having avoided Index-positions World Wrestling Entertainment (down 3.1%) and Shenandoah Telecommunications Co. (down 12.9%). Selections in Consumer Staples were also additive to relative returns, with Calavo Growers, Inc. up 31.9%. In addition, the Fund did not hold WD 40 Co. (down 12.6%) and Usana Health Sciences, Inc. (down 32.5%).

From a sector allocation perspective, the Fund’s relative performance was hurt by an overweight to Consumer Staples, which was the lowest performing sector in the Index. An overweight to Financials also served as a detractor. Partially offsetting this underperformance were underweights to Consumer Discretionary and Energy.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in high-quality, smaller capitalization, dividend-paying stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)
John Bean Technologies Corp.		2.8
Chemed Corp.		2.7
CSG Systems International, Inc.		2.7
Kinsale Capital Group, Inc.		2.6
Calavo Growers, Inc.		2.5
Inter Parfums, Inc.		2.5
Pegasystems, Inc.		2.3
First Financial Bancorp		2.2
US Physical Therapy, Inc.		2.2
Federal Signal Corp.		2.1

Total Fund Holdings	71

Sector Allocation (% Equities)
Industrials		20.2
Information Technology		19.8
Health Care		17.4
Financials		12.6
Consumer Discretionary		9.9
Consumer Staples		8.4
Materials		3.8
Utilities		3.0
Communication Services		2.7
Real Estate		2.2

3

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Expense Examples

June 30, 2019 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Example is intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2019 through June 30, 2019.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

4

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Expense Example

June 30, 2019 (Unaudited)

American Beacon Bahl & Gaynor Small Cap Growth Fund

	Beginning Account Value 1/1/2019	Ending Account Value 6/30/2019	Expenses Paid During Period 1/1/2019-6/30/2019*
Institutional Class
Actual	$1,000.00	$1,164.40	$5.26
Hypothetical**	$1,000.00	$1,019.94	$4.91
Y Class
Actual	$1,000.00	$1,163.40	$5.79
Hypothetical**	$1,000.00	$1,019.44	$5.41
Investor Class
Actual	$1,000.00	$1,162.10	$7.29
Hypothetical**	$1,000.00	$1,018.05	$6.81
A Class
Actual	$1,000.00	$1,162.00	$7.40
Hypothetical**	$1,000.00	$1,017.95	$6.90
C Class
Actual	$1,000.00	$1,157.80	$11.40
Hypothetical**	$1,000.00	$1,014.23	$10.64

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.98%, 1.08%, 1.36%, 1.38%, and 2.13% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

5

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.99%

Communication Services - 2.70%

Entertainment - 0.40%
Cinemark Holdings, Inc.	4,865	$175,627

Media - 2.30%
Meredith Corp.	3,720	204,823
Nexstar Media Group, Inc., Class A	7,936	801,536

		1,006,359

Total Communication Services		1,181,986

Consumer Discretionary - 9.82%

Auto Components - 1.32%
LCI Industries	6,423	578,070

Automobiles - 0.96%
Thor Industries, Inc.	3,215	187,917
Winnebago Industries, Inc.	6,042	233,523

		421,440

Hotels, Restaurants & Leisure - 3.05%
Marriott Vacations Worldwide Corp.	5,523	532,417
Ruth’s Hospitality Group, Inc.	8,610	195,533
Texas Roadhouse, Inc.	11,291	605,988

		1,333,938

Household Durables - 0.26%
Hooker Furniture Corp.	5,627	116,029

Leisure Products - 2.93%
Brunswick Corp.	13,531	620,938
Johnson Outdoors, Inc., Class A	8,856	660,392

		1,281,330

Specialty Retail - 0.70%
Winmark Corp.	1,780	308,207

Textiles, Apparel & Luxury Goods - 0.60%
Superior Group of Cos., Inc.	15,396	263,733

Total Consumer Discretionary		4,302,747

Consumer Staples - 8.33%

Food Products - 5.81%
Calavo Growers, Inc.	11,320	1,095,097
J&J Snack Foods Corp.	5,532	890,376
Lancaster Colony Corp.	3,749	557,101

		2,542,574

Personal Products - 2.52%
Inter Parfums, Inc.	16,617	1,104,864

Total Consumer Staples		3,647,438

Financials - 12.45%

Banks - 6.21%
Chemical Financial Corp.	5,999	246,619
First Financial Bancorp	39,763	963,060
First Interstate BancSystem, Inc., Class A	20,655	818,144
Glacier Bancorp, Inc.	7,086	287,337

See accompanying notes

6

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.99% (continued)

Financials - 12.45% (continued)

Banks - 6.21% (continued)
S&T Bancorp, Inc.	10,854	$406,808

		2,721,968

Capital Markets - 1.80%
Evercore, Inc., Class A	8,905	788,716

Insurance - 4.44%
Horace Mann Educators Corp.	19,515	786,260
Kinsale Capital Group, Inc.	12,638	1,156,124

		1,942,384

Total Financials		5,453,068

Health Care - 17.23%

Health Care Equipment & Supplies - 8.08%
Atrion Corp.	657	560,250
Cantel Medical Corp.	7,881	635,524
CONMED Corp.	7,791	666,676
LeMaitre Vascular, Inc.	28,205	789,176
Mesa Laboratories, Inc.	3,627	886,221

		3,537,847

Health Care Providers & Services - 4.84%
Chemed Corp.	3,240	1,169,122
US Physical Therapy, Inc.	7,757	950,775

		2,119,897

Health Care Technology - 3.41%
Omnicell, Inc.A	7,438	639,891
Simulations Plus, Inc.	29,931	854,829

		1,494,720

Pharmaceuticals - 0.90%
Phibro Animal Health Corp., Class A	12,432	394,965

Total Health Care		7,547,429

Industrials - 19.95%

Aerospace & Defense - 2.01%
BWX Technologies, Inc.	16,914	881,219

Building Products - 4.17%
AAON, Inc.	8,856	444,394
Simpson Manufacturing Co., Inc.	12,622	838,858
Universal Forest Products, Inc.	14,248	542,279

		1,825,531

Commercial Services & Supplies - 6.35%
Healthcare Services Group, Inc.	22,888	693,964
MSA Safety, Inc.	8,059	849,338
Ritchie Bros Auctioneers, Inc.	17,483	580,786
Tetra Tech, Inc.	8,351	655,971

		2,780,059

See accompanying notes

7

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.99% (continued)

Industrials - 19.95% (continued)

Machinery - 4.87%
Federal Signal Corp.	33,680	$900,940
John Bean Technologies Corp.	10,169	1,231,771

		2,132,711

Professional Services - 1.19%
Barrett Business Services, Inc.	6,320	522,032

Road & Rail - 0.96%
Landstar System, Inc.	3,898	420,945

Trading Companies & Distributors - 0.40%
MSC Industrial Direct Co., Inc., Class A	2,359	175,179

Total Industrials		8,737,676

Information Technology - 19.60%

Electronic Equipment, Instruments & Components - 2.05%
Littelfuse, Inc.	1,913	338,429
SYNNEX Corp.	5,684	559,305

		897,734

IT Services - 5.04%
CSG Systems International, Inc.	23,795	1,161,910
Hackett Group, Inc.	33,800	567,502
ManTech International Corp., Class A	7,279	479,322

		2,208,734

Semiconductors & Semiconductor Equipment - 5.77%
Brooks Automation, Inc.	13,955	540,756
Cabot Microelectronics Corp.	2,069	227,756
Monolithic Power Systems, Inc.	4,511	612,504
Power Integrations, Inc.	6,130	491,503
Silicon Motion Technology Corp., ADR	14,700	652,386

		2,524,905

Software - 6.74%
Blackbaud, Inc.	7,634	637,439
LogMeIn, Inc.	3,483	256,627
Pegasystems, Inc.	14,346	1,021,579
Progress Software Corp.	17,070	744,593
QAD, Inc., Class A	7,300	293,533

		2,953,771

Total Information Technology		8,585,144

Materials - 3.79%

Chemicals - 3.79%
Balchem Corp.	8,000	799,760
PolyOne Corp.	9,918	311,326
Stepan Co.	6,003	551,736

		1,662,822

Total Materials		1,662,822

See accompanying notes

8

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.99% (continued)

Real Estate - 2.13%

Equity Real Estate Investment Trusts (REITs) - 1.63%
CoreSite Realty Corp.	6,192	$713,133

Real Estate Management & Development - 0.50%
RE/MAX Holdings, Inc., Class A	7,187	221,072

Total Real Estate		934,205

Utilities - 2.99%

Gas Utilities - 2.99%
Chesapeake Utilities Corp.	4,516	429,110
ONE Gas, Inc.	9,748	880,245

		1,309,355

Total Utilities		1,309,355

Total Common Stocks (Cost $38,064,748)		43,361,870

SHORT-TERM INVESTMENTS - 0.84% (Cost $367,907)

Investment Companies - 0.84%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.32%B C	367,907	367,907

TOTAL INVESTMENTS - 99.83% (Cost $38,432,655)		43,729,777
OTHER ASSETS, NET OF LIABILITIES - 0.17%		74,183

TOTAL NET ASSETS - 100.00%		$43,803,960

Percentages are stated as a percent of net assets.

A Non-income producing security.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

ADR - American Depositary Receipt.

Long Futures Contracts Open on June 30, 2019:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index Futures	4	September 2019	$306,656	$313,420	$6,764

			$306,656	$313,420	$6,764

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2019, the investments were classified as described below:

Bahl & Gaynor Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$43,361,870	$-	$-	$43,361,870
Short-Term Investments	367,907	-	-	367,907

Total Investments in Securities - Assets	$43,729,777	$-	$-	$43,729,777

Financial Derivative Instruments - Assets
Futures Contracts	$6,764	$-	$-	$6,764

Total Financial Derivative Instruments - Assets	$6,764	$-	$-	$6,764

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2019, there were no transfers into or out of Level 3.

See accompanying notes

9

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets:
Investments in unaffiliated securities, at fair value†	$43,361,870
Investments in affiliated securities, at fair value‡	367,907
Dividends and interest receivable	32,755
Deposits with broker for futures contracts	15,440
Receivable for fund shares sold	17,584
Receivable for expense reimbursement (Note 2)	9,603
Receivable for variation margin on open futures contracts (Note 5)	6,803
Prepaid expenses	62,413

Total assets	43,874,375

Liabilities:
Payable for fund shares redeemed	6,746
Management and sub-advisory fees payable (Note 2)	31,583
Service fees payable (Note 2)	697
Transfer agent fees payable (Note 2)	2,432
Custody and fund accounting fees payable	4,283
Professional fees payable	17,485
Trustee fees payable (Note 2)	3,293
Payable for prospectus and shareholder reports	3,618
Other liabilities	278

Total liabilities	70,415

Net assets	$43,803,960

Analysis of net assets:
Paid-in-capital	$40,056,895
Total distributable earnings (deficits)A	3,747,065

Net assets	$43,803,960

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	1,237,305

Y Class	1,600,455

Investor Class	233,373

A Class	159,897

C Class	22,955

Net assets:
Institutional Class	$16,745,351

Y Class	$21,546,751

Investor Class	$3,095,206

A Class	$2,121,975

C Class	$294,677

Net asset value, offering and redemption price per share:
Institutional Class	$13.53

Y Class	$13.46

Investor Class	$13.26

A Class	$13.27

A Class (offering price)	$14.08

C Class	$12.84

† Cost of investments in unaffiliated securities	$38,064,748
‡ Cost of investments in affiliated securities	$367,907

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

10

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Operations

For the period ended June 30, 2019 (Unaudited)

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$332,418
Dividend income from affiliated securities (Note 8)	6,027
Interest income	125

Total investment income	338,570

Expenses:
Management and sub-advisory fees (Note 2)	191,447
Transfer agent fees:
Institutional Class (Note 2)	3,158
Y Class (Note 2)	10,855
Investor Class	722
A Class	109
C Class	24
Custody and fund accounting fees	16,266
Professional fees	16,563
Registration fees and expenses	32,493
Service fees (Note 2):
Investor Class	3,768
A Class	1,516
C Class	145
Distribution fees (Note 2):
A Class	3,204
C Class	1,571
Prospectus and shareholder report expenses	8,267
Trustee fees (Note 2)	5,085
Other expenses	5,186

Total expenses	300,379

Net fees waived and expenses (reimbursed) (Note 2)	(62,542)

Net expenses	237,837

Net investment income	100,733

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	(489,932)
Futures contracts	58,419
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesB	6,630,367
Futures contracts	1,704

Net gain from investments	6,200,558

Net increase in net assets resulting from operations	$6,301,291

† Foreign taxes	$1,168

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.

B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

11

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Changes in Net Assets

	Six Months Ended June 30, 2019	Year Ended December 31, 2018
	(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$100,733	$152,139
Net realized gain (loss) from investments in unaffiliated securities and futures contracts	(431,513)	960,355
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities and futures contracts	6,632,071	(6,775,452)

Net increase (decrease) in net assets resulting from operations	6,301,291	(5,662,958)

Distributions to shareholders:
Total retained earnings:
Institutional Class	-	(804,590)
Y Class	-	(1,089,668)
Investor Class	-	(170,642)
A Class	-	(233,558)
C Class	-	(18,746)
Tax return of capital:
Institutional Class	-	(4,403)
Y Class	-	(5,963)
Investor Class	-	(934)
A Class	-	(1,312)
C Class	-	(111)

Net distributions to shareholders	-	(2,329,927)

Capital share transactions (Note 11):
Proceeds from sales of shares	7,214,049	25,901,810
Reinvestment of dividends and distributions	78	2,250,379
Cost of shares redeemed	(8,458,672)	(21,844,616)

Net increase (decrease) in net assets from capital share transactions	(1,244,545)	6,307,573

Net increase (decrease) in net assets	5,056,746	(1,685,312)

Net assets:
Beginning of period	38,747,214	40,432,526

End of period	$43,803,960	$38,747,214

See accompanying notes

12

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of June 30, 2019, the Trust consists of thirty-three active series, one of which is presented in this filing: American Beacon Bahl & Gaynor Small Cap Growth Fund (the “Fund”). The remaining thirty-two active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the period ended June 30, 2019, the Fund has chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

13

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For convertible securities, premiums attributable to the conversion feature are not amortized. Realized gains (losses) from securities sold are determined on the basis of specific lot identification. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed for non-accrual when the issuer resumes interest payments or when collectability of interest is probable. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates

14

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with the Bahl & Gaynor, Inc. (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $500 million	0.525%
Over $500 million	0.50%

The Management and Sub-Advisory Fees paid by the Fund for the period ended June 30, 2019 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.350%	$76,579
Sub-Advisor Fees	0.525%	114,868

Total	0.875%	$191,447

15

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Distribution Plans

The Fund, except for the A and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the period ended June 30, 2019, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Bahl & Gaynor Small Cap Growth	$13,361

As of June 30, 2019, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Bahl & Gaynor Small Cap Growth	$1,791

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to

16

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended June 30, 2019, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Bahl & Gaynor Small Cap Growth	$259	$27	$286

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended June 30, 2019, the Fund borrowed on average $388,405 for 6 days at an average interest rate of 3.07% with interest charges of $195. These amounts are recorded as “Other expenses” in the Statement of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the period ended June 30, 2019, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	1/1/2019 - 6/30/2019	Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
Bahl & Gaynor Small Cap Growth	Institutional	0.98%	$25,943	$-	2022
Bahl & Gaynor Small Cap Growth	Y	1.08%	30,081	-	2022
Bahl & Gaynor Small Cap Growth	Investor	1.36%	2,959	-	2022
Bahl & Gaynor Small Cap Growth	A	1.38%	3,193	-	2022
Bahl & Gaynor Small Cap Growth	C	2.13%	366	-	2022

Of these amounts, $9,603 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at June 30, 2019.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2022. The Fund did not

17

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

record a liability for potential reimbursement due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Bahl & Gaynor Small Cap Growth	$-	$99,554	$-	2019
Bahl & Gaynor Small Cap Growth	-	98,429	-	2020
Bahl & Gaynor Small Cap Growth	-	117,878	-	2021

Sales Commissions

The Fund’s Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers and it may be used to offset distribution related expenses. During the period ended June 30, 2019, there were no fees collected for Class A Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended June 30, 2019, CDSC fees of $83 were collected for Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended June 30, 2019, CDSC fees of $87 were collected for Class C Shares of the Fund.

Trustee Fees and Expenses

As compensation for their service to the Trusts, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chair receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The

18

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the

19

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Other investments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

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American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or

21

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended June 30, 2019, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended June 30, 2019
Bahl & Gaynor Small Cap Growth	6

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$–	$–	$–	$–	$6,764	$6,764

The effect of financial derivative instruments on the Statement of Operations as of June 30, 2019:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$58,419	$58,419

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$1,704	$1,704

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and

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American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2019.

Offsetting of Financial and Derivative Assets as of June 30, 2019:
	Assets	Liabilities
Futures Contracts	$6,764	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$6,764	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(6,764)	$-

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Dividend Risk

An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

23

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the United States government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced the federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

24

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

25

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2018 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of June 30, 2019 the tax cost for the Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bahl & Gaynor Small Cap Growth	$38,835,543	$6,152,813	$(1,258,579)	$4,894,234

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of December 31, 2018, the Fund did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended June 30, 2019 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Bahl & Gaynor Small Cap Growth	$11,815,784	$12,258,996

A summary of the Fund’s transactions in the USG Select Fund for the period ended June 30, 2019 were as follows:

Fund	Type of Transaction	December 31, 2018 Shares/Fair Value	Purchases	Sales	June 30, 2019 Shares/Fair Value	Dividend Income
Bahl & Gaynor Small Cap Growth	Direct	$361,200	$7,247,250	$7,240,543	$367,907	$6,027
Bahl & Gaynor Small Cap Growth	Securities Lending	177,337	4,157,738	4,335,075	-	N/A

26

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

The Fund did not have any securities on loan or hold any securities lending collateral as of the period ended June 30, 2019.

27

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

10.  Borrowing Arrangements

Effective November 15, 2018 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 14, 2019, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds will pay a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 14, 2019 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended June 30, 2019, the Fund did not utilize this facility.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	105,939	$1,312,663	329,292	$4,592,069
Reinvestment of dividends	-	-	71,089	808,993
Shares redeemed	(62,424)	(825,883)	(390,684)	(5,654,166)

Net increase (decrease) in shares outstanding	43,515	$486,780	9,697	$(253,104)

	Y Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	430,871	$5,358,557	984,130	$14,247,967
Reinvestment of dividends	-	-	90,866	1,028,605
Shares redeemed	(376,186)	(4,731,516)	(617,367)	(8,242,731)

Net increase in shares outstanding	54,685	$627,041	457,629	$7,033,841

28

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

	Investor Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	32,511	$415,514	334,760	$4,781,116
Reinvestment of dividends	7	78	15,351	171,479
Shares redeemed	(38,940)	(499,161)	(426,169)	(6,075,485)

Net (decrease) in shares outstanding	(6,422)	$(83,569)	(76,058)	$(1,122,890)

	A Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	9,080	$114,322	148,996	$2,119,325
Reinvestment of dividends	-	-	19,956	223,104
Shares redeemed	(195,732)	(2,340,729)	(110,139)	(1,534,614)

Net increase (decrease) in shares outstanding	(186,652)	$(2,226,407)	58,813	$807,815

	C Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,029	$12,993	11,307	$161,333
Reinvestment of dividends	-	-	1,676	18,198
Shares redeemed	(4,921)	(61,383)	(24,881)	(337,620)

Net (decrease) in shares outstanding	(3,892)	$(48,390)	(11,898)	$(158,089)

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

29

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30, 2019		Year Ended December 31,						July 15, 2014A to December 31, 2014
			2018		2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$11.62		$13.93		$12.77	$10.17	$10.71		$10.00

Income (loss) from investment operations:
Net investment income	0.04		0.07		0.04	0.03	0.08		0.02
Net gains (losses) on investments (both realized and unrealized)	1.87		(1.66)		1.71	2.60	(0.39)		0.71

Total income (loss) from investment operations	1.91		(1.59)		1.75	2.63	(0.31)		0.73

Less distributions:
Dividends from net investment income	-		(0.05)		(0.05)	(0.03)	(0.06)		(0.02)
Distributions from net realized gains	-		(0.67)		(0.54)	-	(0.16)		-
Tax return of capital	-		(0.00	)B	-	-	(0.01	)G	-

Total distributions	-		(0.72)		(0.59)	(0.03)	(0.23)		(0.02)

Net asset value, end of period	$13.53		$11.62		$13.93	$12.77	$10.17		$10.71

Total returnC	16.44	%D	(11.27)%		13.65%	25.88%	(2.96)%		7.28	%D

Ratios and supplemental data:
Net assets, end of period	$16,745,351		$13,875,243		$16,498,344	$7,563,970	$3,231,461		$3,102,721
Ratios to average net assets:
Expenses, before reimbursements	1.30	%E	1.26%		1.32%	1.85%	3.04%		8.98	%E
Expenses, net of reimbursements	0.98	%E	0.98%		0.98%	0.98%	0.98%		0.98	%E
Net investment income (loss), before expense reimbursements	0.25	%E	0.17%		0.18%	(0.30)%	(1.33)%		(7.51	)%E
Net investment income, net of reimbursements	0.57	%E	0.45%		0.52%	0.57%	0.72%		0.49	%E
Portfolio turnover rate	28	%D	42%		38%	23%	54%		12	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from July 15, 2014 through December 31, 2014 and is not annualized.
G	Tax return of capital is based on outstanding shares at the time of distribution.

See accompanying notes

30

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2019		Year Ended December 31,						July 15, 2014A to December 31, 2014
			2018		2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$11.57		$13.89		$12.75	$10.16	$10.71		$10.00

Income (loss) from investment operations:
Net investment income	0.03		0.05		0.05	0.04	0.06		0.01
Net gains (losses) on investments (both realized and unrealized)	1.86		(1.65)		1.68	2.58	(0.38)		0.72

Total income (loss) from investment operations	1.89		(1.60)		1.73	2.62	(0.32)		0.73

Less distributions:
Dividends from net investment income	-		(0.05)		(0.05)	(0.03)	(0.06)		(0.02)
Distributions from net realized gains	-		(0.67)		(0.54)	-	(0.16)		-
Tax return of capital	-		(0.00	)B	-	-	(0.01	)G	-

Total distributions	-		(0.72)		(0.59)	(0.03)	(0.23)		(0.02)

Net asset value, end of period	$13.46		$11.57		$13.89	$12.75	$10.16		$10.71

Total returnC	16.34	%D	(11.37)%		13.52%	25.80%	(3.05)%		7.28	%D

Ratios and supplemental data:
Net assets, end of period	$21,546,751		$17,879,581		$15,114,316	$6,856,954	$2,711,465		$387,622
Ratios to average net assets:
Expenses, before reimbursements	1.36	%E	1.34%		1.38%	1.98%	2.76%		11.71	%E
Expenses, net of reimbursements	1.08	%E	1.08%		1.08%	1.08%	1.08%		1.08	%E
Net investment income (loss), before expense reimbursements	0.19	%E	0.13%		0.12%	(0.43)%	(0.98)%		(10.06	)%E
Net investment income, net of reimbursements	0.47	%E	0.39%		0.42%	0.47%	0.70%		0.57	%E
Portfolio turnover rate	28	%D	42%		38%	23%	54%		12	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from July 15, 2014 through December 31, 2014 and is not annualized.
G	Tax return of capital is based on outstanding shares at the time of distribution.

See accompanying notes

31

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2019		Year Ended December 31,						July 15, 2014A to December 31, 2014
			2018		2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$11.41		$13.75		$12.65	$10.12	$10.69		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01		(0.00	)B	0.02	0.03	0.05		0.01
Net gains (losses) on investments (both realized and unrealized)	1.84		(1.62)		1.66	2.53	(0.39)		0.70

Total income (loss) from investment operations	1.85		(1.62)		1.68	2.56	(0.34)		0.71

Less distributions:
Dividends from net investment income	-		(0.05)		(0.04)	(0.03)	(0.06)		(0.02)
Distributions from net realized gains	-		(0.67)		(0.54)	-	(0.16)		-
Tax return of capital	-		(0.00	)B	-	-	(0.01	)G	-

Total distributions	-		(0.72)		(0.58)	(0.03)	(0.23)		(0.02)

Net asset value, end of period	$13.26		$11.41		$13.75	$12.65	$10.12		$10.69

Total returnC	16.21	%D	(11.64)%		13.23%	25.31%	(3.25)%		7.08	%D

Ratios and supplemental data:
Net assets, end of period	$3,095,206		$2,736,498		$4,344,476	$3,595,277	$498,128		$239,138
Ratios to average net assets:
Expenses, before reimbursements	1.56	%E	1.53%		1.57%	2.09%	3.19%		12.62	%E
Expenses, net of reimbursements	1.36	%E	1.36%		1.36%	1.36%	1.36%		1.36	%E
Net investment (loss), before expense reimbursements	(0.02	)%E	(0.14)%		(0.09)%	(0.51)%	(1.47)%		(11.12	)%E
Net investment income, net of reimbursements	0.18	%E	0.03%		0.12%	0.23%	0.35%		0.14	%E
Portfolio turnover rate	28	%D	42%		38%	23%	54%		12	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from July 15, 2014 through December 31, 2014 and is not annualized.
G	Tax return of capital is based on outstanding shares at the time of distribution.

See accompanying notes

32

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2019		Year Ended December 31,						July 15, 2014A to December 31, 2014
			2018		2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$11.42		$13.75		$12.64	$10.11	$10.69		$10.00

Income (loss) from investment operations:
Net investment income	0.01	B	0.02		0.03	0.04	0.03		0.00	C
Net gains (losses) on investments (both realized and unrealized)	1.84		(1.64)		1.65	2.52	(0.38)		0.71

Total income (loss) from investment operations	1.85		(1.62)		1.68	2.56	(0.35)		0.71

Less distributions:
Dividends from net investment income	-		(0.04)		(0.03)	(0.03)	(0.06)		(0.02)
Distributions from net realized gains	-		(0.67)		(0.54)	-	(0.16)		-
Tax return of capital	-		(0.00	)C	-	-	(0.01	)H	-

Total distributions	-		(0.71)		(0.57)	(0.03)	(0.23)		(0.02)

Net asset value, end of period	$13.27		$11.42		$13.75	$12.64	$10.11		$10.69

Total returnD	16.20	%E	(11.70)%		13.30%	25.34%	(3.34)%		7.08	%E

Ratios and supplemental data:
Net assets, end of period	$2,121,975		$3,958,224		$3,955,277	$2,321,426	$454,614		$163,704
Ratios to average net assets:
Expenses, before reimbursements	1.63	%F	1.61%		1.69%	2.18%	2.88%		13.84	%F
Expenses, net of reimbursements	1.38	%F	1.38%		1.38%	1.38%	1.38%		1.38	%F
Net investment (loss), before expense reimbursements	(0.13	)%F	(0.16)%		(0.20)%	(0.61)%	(1.08)%		(12.35	)%F
Net investment income, net of reimbursements	0.12	%F	0.07%		0.11%	0.18%	0.41%		0.10	%F
Portfolio turnover rate	28	%E	42%		38%	23%	54%		12	%G

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	Per share amounts have been calculated using the average shares method.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from July 15, 2014 through December 31, 2014 and is not annualized.
H	Tax return of capital is based on outstanding shares at the time of distribution.

See accompanying notes

33

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2019		Year Ended December 31,						July 15, 2014A to December 31, 2014
			2018		2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$11.09		$13.42		$12.42	$10.00	$10.65		$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.11)		(0.21)		(0.06)	(0.05)	(0.01)		(0.02)
Net gains (losses) on investments (both realized and unrealized)	1.86		(1.45)		1.60	2.49	(0.41)		0.69

Total income (loss) from investment operations	1.75		(1.66)		1.54	2.44	(0.42)		0.67

Less distributions:
Dividends from net investment income	-		-		-	(0.02)	(0.06)		(0.02)
Distributions from net realized gains	-		(0.67)		(0.54)	-	(0.16)		-
Tax return of capital	-		(0.00	)B	-	-	(0.01	)G	-

Total distributions	-		(0.67)		(0.54)	(0.02)	(0.23)		(0.02)

Net asset value, end of period	$12.84		$11.09		$13.42	$12.42	$10.00		$10.65

Total returnC	15.78	%D	(12.26)%		12.38%	24.35%	(4.01)%		6.68	%D

Ratios and supplemental data:
Net assets, end of period	$294,677		$297,668		$520,113	$412,390	$308,822		$142,469
Ratios to average net assets:
Expenses, before reimbursements	2.36	%E	2.35%		2.44%	3.09%	3.84%		13.72	%E
Expenses, net of reimbursements	2.13	%E	2.13%		2.13%	2.13%	2.13%		2.13	%E
Net investment (loss), before expense reimbursements	(0.83	)%E	(0.92)%		(0.96)%	(1.56)%	(2.09)%		(12.23	)%E
Net investment (loss), net of reimbursements	(0.60	)%E	(0.70)%		(0.65)%	(0.60)%	(0.38)%		(0.64	)%E
Portfolio turnover rate	28	%D	42%		38%	23%	54%		12	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from July 15, 2014 through December 31, 2014 and is not annualized.
G	Tax return of capital is based on outstanding shares at the time of distribution.

See accompanying notes

34

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2019 (Unaudited)

At in-person meetings held on May 9, 2019 and June 4-5, 2019 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 5, 2019 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Bahl & Gaynor Small Cap Growth Fund (“Fund”); and

(2) the Investment Advisory Agreement among the Manager, Bahl & Gaynor Investment Counsel, Inc. (the “subadvisor”), and the Trust, on behalf of the Fund.

The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Board received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Board’s process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

35

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2019 (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to renew the Agreements, the Board considered the Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Fund by the subadvisor, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisor. The Board also considered the subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting the Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of the Fund relative to the performance of the Fund’s benchmark index and a composite of similar accounts. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager sustaining a loss before and after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that,

36

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2019 (Unaudited)

among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Fund that were in place during the last fiscal year. The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by the subadvisor that the Manager has negotiated the lowest fee rate that the subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rate for the Fund.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. In addition, the Board noted that the subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made in comparison to the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile representing the bottom 20 percent of the universe based on performance. References below to the Fund’s Broadridge performance

37

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2019 (Unaudited)

universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made in comparison to the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense and the 5th Quintile representing the highest 20 percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Board also considered the Fund’s Morningstar fee level category. In reviewing expenses, the Board considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisor’s use of soft dollars was requested from the Manager and was considered by the Board.

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with the subadvisor for the Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Broadridge and Morningstar Performance Analysis (three-year period ended December 31, 2018)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	3rd Quintile

The Board also considered: (1) information provided by the subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages the Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

38

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40

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the first and third fiscal quarters. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Bahl & Gaynor Small Cap Growth Fund are service marks of American Beacon Advisors, Inc.

SAR 6/19

American Beacon® FUNDS

2019 SEMI-ANNUAL REPORT

June 30, 2019

BRIDGEWAY LARGE CAP GROWTH FUND

BRIDGEWAY LARGE CAP VALUE FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BRIDGEWAY LARGE CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. While the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

BRIDGEWAY LARGE CAP VALUE FUND

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. While the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2019

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we take our heritage as a fiduciary very seriously — and we apply that mindset to all aspects of our business as a fund manager. As a result, for more than 30 years, we have endeavored to:

▶   Identify, engage and oversee the best money managers. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style and market strategy we offer. We are committed to partnering with those we judge to be “the best of the best” when it comes to choosing sub-advisors for our mutual funds. Whether our due-diligence process results in the selection of one sub-advisor or multiple sub-advisors, we select those we believe show the greatest potential to help us meet the high standards you’ve come to expect.

▶

Offer a variety of innovative investment solutions. Our mutual funds — which span the domestic, international, global, frontier and emerging markets — are sub-advised by experienced money managers who employ distinctive, proprietary investment processes to manage assets through a variety of economic and market conditions. From offering some of the first multi-manager funds, one of the first retirement income funds and the first open-ended mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process in an effort to help you grow your assets while mitigating risk.

▶

Provide a solutions-based approach to achieving long-term investment goals. We seek to provide investment solutions that might enable you to benefit from taking a more disciplined approach to investing. Our mutual funds provide access to institutional-quality, research-intensive investment managers with diverse processes and styles. Over the long run, having such access and spending time in the market — rather than trying to time the market — may better position you to reach your long-term investment goals during market upswings and potentially insulate against market downswings.

Our management approach is more than a concept; it’s the cornerstone of American Beacon’s culture. And we strive to employ it at every turn as we seek to provide a well-diversified line of investment solutions to help our shareholders seek long-term rewards.

Thank you for your continued interest in American Beacon. For additional information about our mutual funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

June 30, 2019 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Growth Fund (the “Fund”) returned 21.04% for the six months ended June 30, 2019, compared to the Russell 1000® Growth Index (the “Index”) return of 21.49% for the same period.

Average Annual Total Returns for the Period ended June 30, 2019

	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
Institutional Class (1,8)	BRLGX	21.24%	5.76%	16.18%	11.94%	15.24%
Y Class (1,2,8)	BLYYX	21.22%	5.68%	16.07%	11.88%	15.21%
Investor Class (1,3,8)	BLYPX	21.04%	5.34%	15.73%	11.65%	15.09%
A without Sales Charge (1,4,8)	BLYAX	21.06%	5.36%	15.75%	11.68%	15.11%
A with Sales Charge (1,4,8)	BLYAX	14.11%	(0.70)%	13.49%	10.36%	14.43%
C without Sales Charge (1,5,8)	BLYCX	20.57%	4.55%	14.86%	11.09%	14.80%
C with Sales Charge (1,5,8)	BLYCX	19.57%	3.55%	14.86%	11.09%	14.80%
R6 Class (1,6,8)	BLYRX	21.32%	5.80%	16.20%	11.95%	15.25%

Russell 1000® Growth Index (7)		21.49%	11.56%	18.07%	13.39%	16.28%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of fees charged to the Institutional Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

2.

Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/09 up to 2/5/16, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 6/30/09. A portion of the fees charged to the Y Class has been waived since Class inception (February 5, 2016). Performance prior to waiving fees was lower than actual returns shown since inception.

3.

Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/09 up to 2/5/16, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/09. A portion of the fees charged to the Investor Class of the Fund has been waived since Class inception (February 5, 2016). Performance prior to waiving fees was higher than actual returns shown since inception.

4.

Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/09 through 2/5/16, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/09. A portion of the fees charged to the A Class of the Fund has been waived since Class inception (February 5, 2016). Performance prior to waiving fees was lower than actual returns shown since inception. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/09 through 2/5/16, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/09. A portion of fees charged to the C Class of the Fund was waived from Class inception (February 5, 2016) through 2017 and was partially recovered in 2018. Performance prior to waiving fees was lower than actual returns shown through 2017. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the three-year, five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/09 through 4/30/18, the inception date of the R6 Class and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than the Institutional Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 6/30/09. A portion of fees charged to the R6 Class of the Fund has been waived since Class inception (April 30, 2018). Performance prior to waiving fees was lower than actual returns shown since inception.

7.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights

2

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

June 30, 2019 (Unaudited)

related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C and R6 Class shares were 0.93%, 0.97%, 1.20%, 1.25%, 1.95% and 4.15%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund trailed the Index due to sector allocation, whereas security selection was additive to relative returns.

From a sector allocation perspective, the Fund was overweight Health Care, the lowest performing sector in the Index. An underweight to Information Technology, the top performing sector in the Index, also negatively impacted relative performance. This was slightly offset by the Fund’s underweight to Energy, as well as an overweight to Financials.

Most of the Fund’s performance related to security selection was attributable to holdings in the Consumer Discretionary, Communication Services and Industrials sectors. In Consumer Discretionary, Lululemon Athletica, Inc. (up 48.2%) and Wayfair, Inc., Class A (up 62.1%) contributed significantly to relative performance for the period. The Fund’s absence from Index-position Tesla, Inc., which was down 32.9%, also added relative value. Within the Communication Services sector, the Fund avoided the volatility of Alphabet Inc., while positions in Netflix, Inc., The Walt Disney Co. and Charter Communications, Inc., Class A were up 37.8%, 27.4%, and 32.1%, respectively, which benefited the Fund. In Industrials, The Boeing Co. was up 14.7% and United Rentals, Inc. was up 30.1%. The Fund also avoided Index-position 3M Co., which was down 7.6%.

In contrast, security selections in the Health Care and Materials sectors detracted from performance. Within Health Care, ABIOMED, Inc. was down 20.0%, Cigna Corp. was down 19.5% and Centene Corp. was down 9.0%. In Materials, the primary detractor was Westlake Chemical Corp., which was down 5.3% for the period.

The sub-advisor continues to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)
Amazon.com, Inc.		3.5
Apple, Inc.		3.2
Intuit, Inc.		3.2
Lululemon Athletica, Inc.		2.7
Netflix, Inc.		2.6
VeriSign, Inc.		2.4
Walt Disney Co.		2.3
Align Technology, Inc.		2.2
Micron Technology, Inc.		2.2
HCA Healthcare, Inc.		2.1

Total Fund Holdings	76

Sector Allocation (% Equities)
Information Technology		31.6
Consumer Discretionary		17.7
Health Care		13.6
Industrials		12.0
Communication Services		9.0
Financials		7.6
Consumer Staples		4.4
Real Estate		3.0
Materials		1.1

3

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

June 30, 2019 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Value Fund (the “Fund”) returned 15.68% for the six months ended June 30, 2019, compared to the Russell 1000® Value Index (the “Index”) return of 16.24% for the same period.

Total Returns for the Period ended June 30, 2019

	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
Institutional Class (1,8)	BRLGX	15.88%	1.27%	8.89%	7.05%	13.85%
Y Class (1,2,8)	BLYYX	15.84%	1.19%	8.80%	6.99%	13.80%
Investor Class (1,3,8)	BLYPX	15.68%	0.95%	8.52%	6.71%	13.58%
A without Sales Charge (1,4,8)	BLYAX	15.71%	0.90%	8.50%	6.68%	13.52%
A with Sales Charge (1,4,8)	BLYAX	9.04%	(4.89)%	6.37%	5.43%	12.85%
C without Sales Charge (1,5,8)	BLYCX	15.28%	0.18%	7.70%	5.88%	12.92%
C with Sales Charge (1,5,8)	BLYCX	14.28%	(0.82)%	7.70%	5.88%	12.92%
R6 Class (1,6,8)	BWLRX	15.94%	1.33%	8.90%	7.06%	13.86%

Russell 1000® Value Index (7)		16.24%	8.46%	10.19%	7.46%	13.19%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total returns based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the Institutional Class was waived from 2008 through 2013, partially recovered in 2014 and fully recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown through 2013. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

2.

Fund performance for the ten-year period represents the returns achieved by the Institutional Class from 6/30/09 up to 2/3/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 6/30/09. A portion of the fees charged to the Y Class was waived in 2012, partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for 2012.

3.

Fund performance for the ten-year period represents the returns achieved by the Institutional Class from 6/30/09 up to 2/3/12, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/09. A portion of the fees charged to the Investor Class was waived in 2012 and fully recovered in 2013. Performance prior to waiving fees was lower than the actual returns shown for 2012.

4.

Fund performance for the ten-year period represents the returns achieved by the Institutional Class from 6/30/09 through 2/3/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/09. A portion of the fees charged to the A Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for 2012 and 2013. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the ten-year period represents the returns achieved by the Institutional Class from 6/30/09 through 2/3/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/09. A portion of the fees charged to the C Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for 2012 and 2013. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the three-year, five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/09 through 4/28/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than the Institutional Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 6/30/09. A portion of the fees charged to the R6 Class of the Fund was waived in 2017, fully recovered in 2018 and waived in 2019. Performance prior to waiving fees was lower than actual returns shown for 2017 and 2019.

7.

The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner

4

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

June 30, 2019 (Unaudited)

of the trademarks, service marks and copyrights related to the Russell Indexes. RussellTM is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C and R6 Class shares were 0.72%, 0.79%, 1.05%, 1.07%, 1.79% and 0.70%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund trailed the Index due to stock selection, as sector allocation modestly contributed to relative returns.

Most of the Fund’s performance related to security selection was attributed to holdings in the Health Care, Consumer Staples, and Consumer Discretionary sectors. The Fund’s investments in Cigna Corp. (down 17.6%), Humana, Inc. (down 14.4%), and Amgen, Inc. (down 3.8%) were the primary drivers of underperformance in the Health Care sector. Within Consumer Staples, Walgreens Boots Alliance, Inc. was down 18.8%, while Kroger Co. was down 19.6%. In the Consumer Discretionary sector, Kohl’s Corp. was down 26.6% and Macy’s, Inc. was down 25.5% for the period.

The aforementioned performance was somewhat offset by security selection in the Financials sector. The Fund benefited from not holding Berkshire Hathaway, Inc., which ended the period up 4.4% after several months of volatility. Fund positions that performed well included Synchrony Financial and Ameriprise Financial Inc., up 49.7% and 41.6%, respectively.

The Fund’s underweight to Energy and overweight to Information Technology were additive to overall performance during the period. An underweight to Real Estate, however, detracted from relative returns. A slight overweight to Materials, one of the lowest performing sectors in the Index, also detracted from relative performance.

The sub-advisor continues to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)
HCA Healthcare, Inc.		1.9
Micron Technology, Inc.		1.8
Pfizer, Inc.		1.8
Procter & Gamble Co.		1.8
AT&T, Inc.		1.7
Intel Corp.		1.7
Merck & Co., Inc.		1.6
Norfolk Southern Corp.		1.6
American Electric Power Co., Inc.		1.5
Bank of America Corp.		1.5

Total Fund Holdings	98

Sector Allocation (% Equities)
Financials		26.4
Information Technology		12.1
Health Care		10.9
Consumer Discretionary		9.4
Industrials		7.6
Consumer Staples		7.4
Energy		6.9
Communication Services		6.8
Materials		5.1
Real Estate		4.2
Utilities		3.2

5

American Beacon FundsSM

Expense Examples

June 30, 2019 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2019 through June 30, 2019.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon FundsSM

Expense Examples

June 30, 2019 (Unaudited)

American Beacon Bridgeway Large Cap Growth Fund

	Beginning Account Value 1/1/2019	Ending Account Value 6/30/2019	Expenses Paid During Period 1/1/2019-6/30/2019*
Institutional Class
Actual	$1,000.00	$1,212.90	$4.44
Hypothetical**	$1,000.00	$1,020.78	$4.06
Y Class
Actual	$1,000.00	$1,212.20	$4.99
Hypothetical**	$1,000.00	$1,020.28	$4.56
Investor Class
Actual	$1,000.00	$1,210.40	$6.52
Hypothetical**	$1,000.00	$1,018.89	$5.96
A Class
Actual	$1,000.00	$1,210.60	$6.63
Hypothetical**	$1,000.00	$1,018.79	$6.06
C Class
Actual	$1,000.00	$1,205.70	$10.72
Hypothetical**	$1,000.00	$1,015.08	$9.79
R6 Class
Actual	$1,000.00	$1,213.20	$4.17
Hypothetical**	$1,000.00	$1,021.03	$3.81

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.81%, 0.91%, 1.19%, 1.21%, 1.96%, and 0.76% for the Institutional, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Bridgeway Large Cap Value Fund

	Beginning Account Value 1/1/2019	Ending Account Value 6/30/2019	Expenses Paid During Period 1/1/2019-6/30/2019*
Institutional Class
Actual	$1,000.00	$1,158.80	$3.96
Hypothetical**	$1,000.00	$1,021.13	$3.71
Y Class
Actual	$1,000.00	$1,158.40	$4.33
Hypothetical**	$1,000.00	$1,020.78	$4.06
Investor Class
Actual	$1,000.00	$1,157.30	$5.78
Hypothetical**	$1,000.00	$1,019.44	$5.41
A Class
Actual	$1,000.00	$1,157.10	$5.83
Hypothetical**	$1,000.00	$1,019.39	$5.46
C Class
Actual	$1,000.00	$1,152.80	$9.66
Hypothetical**	$1,000.00	$1,015.82	$9.05
R6 Class
Actual	$1,000.00	$1,159.40	$3.80
Hypothetical**	$1,000.00	$1,021.27	$3.56

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.74%, 0.81%, 1.08%, 1.09%, 1.81%, and 0.71% for the Institutional, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.33%

Communication Services - 8.75%

Entertainment - 4.93%
Netflix, Inc.A	14,100	$5,179,212
Walt Disney Co.	32,100	4,482,444

		9,661,656

Interactive Media & Services - 1.42%
Match Group, Inc.	14,100	948,507
TripAdvisor, Inc.A	39,500	1,828,455

		2,776,962

Media - 2.40%
Charter Communications, Inc., Class AA	9,500	3,754,210
Comcast Corp., Class A	22,300	942,844

		4,697,054

Total Communication Services		17,135,672

Consumer Discretionary - 17.21%

Auto Components - 0.54%
Lear Corp.	7,600	1,058,452

Hotels, Restaurants & Leisure - 1.54%
Starbucks Corp.	36,000	3,017,880

Internet & Direct Marketing Retail - 5.39%
Amazon.com, Inc.A	3,600	6,817,068
eBay, Inc.	50,200	1,982,900
Wayfair, Inc., Class AA	12,000	1,752,000

		10,551,968

Specialty Retail - 7.07%
AutoZone, Inc.A	1,700	1,869,099
Best Buy Co., Inc.	35,600	2,482,388
Burlington Stores, Inc.A	10,600	1,803,590
O’Reilly Automotive, Inc.A	10,100	3,730,132
TJX Cos., Inc.	36,000	1,903,680
Tractor Supply Co.	19,000	2,067,200

		13,856,089

Textiles, Apparel & Luxury Goods - 2.67%
Lululemon Athletica, Inc.A	29,000	5,226,090

Total Consumer Discretionary		33,710,479

Consumer Staples - 4.30%

Food & Staples Retailing - 1.07%
Costco Wholesale Corp.	7,900	2,087,654

Food Products - 1.83%
Hershey Co.	7,500	1,005,225
McCormick & Co., Inc.	16,700	2,588,667

		3,593,892

Household Products - 1.40%
Church & Dwight Co., Inc.	37,500	2,739,750

Total Consumer Staples		8,421,296

See accompanying notes

8

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.33% (continued)

Financials - 7.36%

Capital Markets - 2.16%
Charles Schwab Corp.	33,300	$1,338,327
Intercontinental Exchange, Inc.	12,300	1,057,062
S&P Global, Inc.	8,100	1,845,099

		4,240,488

Consumer Finance - 2.75%
Capital One Financial Corp.	19,100	1,733,134
Santander Consumer USA Holdings, Inc.	79,000	1,892,840
Synchrony Financial	50,600	1,754,302

		5,380,276

Diversified Financial Services - 1.04%
Berkshire Hathaway, Inc., Class BA	9,600	2,046,432

Insurance - 1.41%
Marsh & McLennan Cos., Inc.	17,500	1,745,625
Progressive Corp.	12,600	1,007,118

		2,752,743

Total Financials		14,419,939

Health Care - 13.26%

Biotechnology - 2.00%
Amgen, Inc.	9,100	1,676,948
Incyte Corp.A	26,500	2,251,440

		3,928,388

Health Care Equipment & Supplies - 3.17%
ABIOMED, Inc.A	7,000	1,823,430
Align Technology, Inc.A	16,000	4,379,200

		6,202,630

Health Care Providers & Services - 5.11%
Centene Corp.A	38,600	2,024,184
HCA Healthcare, Inc.	30,500	4,122,685
UnitedHealth Group, Inc.	15,800	3,855,358

		10,002,227

Pharmaceuticals - 2.98%
Eli Lilly & Co.	22,200	2,459,538
Merck & Co., Inc.	40,300	3,379,155

		5,838,693

Total Health Care		25,971,938

Industrials - 11.69%

Aerospace & Defense - 1.20%
HEICO Corp., Class A	22,800	2,356,836

Airlines - 3.81%
Delta Air Lines, Inc.	50,000	2,837,500
Southwest Airlines Co.	35,000	1,777,300
United Continental Holdings, Inc.A	32,500	2,845,375

		7,460,175

Commercial Services & Supplies - 1.86%
Waste Management, Inc.	31,600	3,645,692

See accompanying notes

9

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.33% (continued)

Industrials - 11.69% (continued)

Road & Rail - 3.07%
CSX Corp.	40,500	$3,133,485
Union Pacific Corp.	17,000	2,874,870

		6,008,355

Trading Companies & Distributors - 1.75%
United Rentals, Inc.A	13,400	1,777,242
WW Grainger, Inc.	6,200	1,663,026

		3,440,268

Total Industrials		22,911,326

Information Technology - 30.75%

Electronic Equipment, Instruments & Components - 0.86%
Zebra Technologies Corp., Class AA	8,000	1,675,920

IT Services - 6.45%
DXC Technology Co.	26,500	1,461,475
EPAM Systems, Inc.A	8,400	1,454,040
Fidelity National Information Services, Inc.	17,600	2,159,168
Fiserv, Inc.A	31,700	2,889,772
VeriSign, Inc.A	22,300	4,664,268

		12,628,723

Semiconductors & Semiconductor Equipment - 6.67%
Advanced Micro Devices, Inc.A	90,500	2,748,485
Micron Technology, Inc.A	110,900	4,279,631
NVIDIA Corp.	21,600	3,547,368
Xilinx, Inc.	21,200	2,499,904

		13,075,388

Software - 12.35%
Cadence Design Systems, Inc.A	48,400	3,427,204
Fortinet, Inc.A	21,300	1,636,479
Intuit, Inc.	23,700	6,193,521
Microsoft Corp.	14,200	1,902,232
Paycom Software, Inc.A	8,700	1,972,464
RingCentral, Inc., Class AA	7,700	884,884
ServiceNow, Inc.A	8,000	2,196,560
Tableau Software, Inc., Class AA	14,900	2,473,698
VMware, Inc., Class A	9,500	1,588,495
Zendesk, Inc.A	21,600	1,923,048

		24,198,585

Technology Hardware, Storage & Peripherals - 4.42%
Apple, Inc.	31,600	6,254,272
Dell Technologies, Inc., Class CA	47,253	2,400,453

		8,654,725

Total Information Technology		60,233,341

Materials - 1.06%

Chemicals - 0.56%
Westlake Chemical Corp.	15,800	1,097,468

See accompanying notes

10

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.33% (continued)

Materials - 1.06% (continued)

Containers & Packaging - 0.50%
Packaging Corp. of America	10,200	$972,264

Total Materials		2,069,732

Real Estate - 2.95%
Equity Real Estate Investment Trusts (REITs) - 2.95%
Alexandria Real Estate Equities, Inc.	14,300	2,017,587
Equity LifeStyle Properties, Inc.	15,100	1,832,234
Lamar Advertising Co., Class A	24,000	1,937,040

		5,786,861

Total Real Estate		5,786,861

Total Common Stocks (Cost $153,119,376)		190,660,584

SHORT-TERM INVESTMENTS - 1.25% (Cost $2,445,492)

Investment Companies - 1.25%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.32%B C	2,445,492	2,445,492

TOTAL INVESTMENTS - 98.58% (Cost $155,564,868)		193,106,076
OTHER ASSETS, NET OF LIABILITIES - 1.42%		2,780,849

TOTAL NET ASSETS - 100.00%		$195,886,925

Percentages are stated as a percent of net assets.

A Non-income producing security.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

Long Futures Contracts Open on June 30, 2019:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	16	September 2019	$2,316,861	$2,355,360	$38,499

			$2,316,861	$2,355,360	$38,499

Index Abbreviations:
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2019, the investments were classified as described below:

Bridgeway Large Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$190,660,584	$-	$-	$190,660,584
Short-Term Investments	2,445,492	-	-	2,445,492

Total Investments in Securities - Assets	$193,106,076	$-	$-	$193,106,076

Financial Derivative Instruments - Assets
Futures Contracts	$38,499	$-	$-	$38,499

Total Financial Derivative Instruments - Assets	$38,499	$-	$-	$38,499

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2019, there were no transfers into or out of Level 3.

See accompanying notes

11

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 99.11%

Communication Services - 6.74%

Diversified Telecommunication Services - 2.54%
AT&T, Inc.	2,154,000	$72,180,540
CenturyLink, Inc.	2,979,300	35,036,568

		107,217,108

Entertainment - 1.32%
Walt Disney Co.	400,000	55,856,000

Media - 2.88%
Charter Communications, Inc., Class AA	51,800	20,470,324
Comcast Corp., Class A	1,098,900	46,461,492
DISH Network Corp., Class AA	1,121,300	43,069,133
Liberty Broadband Corp., Class CA	115,122	11,998,015

		121,998,964

Total Communication Services		285,072,072

Consumer Discretionary - 9.25%

Auto Components - 1.00%
Lear Corp.	304,700	42,435,569

Automobiles - 1.61%
Ford Motor Co.	2,102,840	21,512,053
General Motors Co.	1,204,980	46,427,880

		67,939,933

Hotels, Restaurants & Leisure - 1.46%
McDonald’s Corp.	207,900	43,172,514
Yum! Brands, Inc.	168,600	18,658,962

		61,831,476

Household Durables - 0.76%
PulteGroup, Inc.	1,019,300	32,230,266

Internet & Direct Marketing Retail - 0.56%
eBay, Inc.	597,200	23,589,400

Multiline Retail - 1.49%
Kohl’s Corp.	695,200	33,056,760
Macy’s, Inc.	1,400,400	30,052,584

		63,109,344

Specialty Retail - 1.91%
AutoZone, Inc.A	37,000	40,680,390
Best Buy Co., Inc.	578,000	40,303,940

		80,984,330

Textiles, Apparel & Luxury Goods - 0.46%
Capri Holdings Ltd.A	555,600	19,268,208

Total Consumer Discretionary		391,388,526

Consumer Staples - 7.34%

Food & Staples Retailing - 1.62%
Kroger Co.	1,148,000	24,923,080
Walgreens Boots Alliance, Inc.	796,100	43,522,787

		68,445,867

See accompanying notes

12

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 99.11% (continued)

Consumer Staples - 7.34% (continued)

Food Products - 2.82%
Hershey Co.	275,100	$36,871,653
McCormick & Co., Inc.	337,200	52,269,372
Tyson Foods, Inc., Class A	375,400	30,309,796

		119,450,821

Household Products - 2.90%
Church & Dwight Co., Inc.	628,500	45,918,210
Procter & Gamble Co.	698,900	76,634,385

		122,552,595

Total Consumer Staples		310,449,283

Energy - 6.86%

Oil, Gas & Consumable Fuels - 6.86%
Anadarko Petroleum Corp.	773,700	54,592,272
ConocoPhillips	988,700	60,310,700
Devon Energy Corp.	962,400	27,447,648
HollyFrontier Corp.	729,700	33,770,516
Marathon Petroleum Corp.	1,100,800	61,512,704
Phillips 66	560,000	52,382,400

		290,016,240

Total Energy		290,016,240

Financials - 26.19%

Banks - 5.82%
Bank of America Corp.	2,235,800	64,838,200
Citigroup, Inc.	841,500	58,930,245
Fifth Third Bancorp	1,852,100	51,673,590
Regions Financial Corp.	3,100,900	46,327,446
SunTrust Banks, Inc.	389,800	24,498,930

		246,268,411

Capital Markets - 3.99%
Ameriprise Financial, Inc.	314,600	45,667,336
Franklin Resources, Inc.	1,340,800	46,659,840
Intercontinental Exchange, Inc.	300,000	25,782,000
Morgan Stanley	1,156,400	50,661,884

		168,771,060

Consumer Finance - 5.93%
Ally Financial, Inc.	1,144,100	35,455,659
American Express Co.	370,600	45,746,864
Capital One Financial Corp.	618,600	56,131,764
Discover Financial Services	715,836	55,541,715
Synchrony Financial	1,671,700	57,957,839

		250,833,841

Diversified Financial Services - 1.13%
Voya Financial, Inc.	864,500	47,806,850

Insurance - 9.32%
Aflac, Inc.	754,300	41,343,183
Allstate Corp.	476,800	48,485,792
American Financial Group, Inc.	258,800	26,519,236

See accompanying notes

13

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 99.11% (continued)

Financials - 26.19% (continued)

Insurance - 9.32% (continued)
Loews Corp.	706,200	$38,607,954
MetLife, Inc.	545,300	27,085,051
Principal Financial Group, Inc.	848,000	49,116,160
Prudential Financial, Inc.	476,900	48,166,900
Reinsurance Group of America, Inc.	211,200	32,953,536
Travelers Cos., Inc.	385,100	57,580,152
Unum Group	729,900	24,488,145

		394,346,109

Total Financials		1,108,026,271

Health Care - 10.82%

Biotechnology - 2.19%
Amgen, Inc.	272,400	50,197,872
Biogen, Inc.A	181,400	42,424,018

		92,621,890

Health Care Equipment & Supplies - 0.80%
Boston Scientific Corp.A	783,500	33,674,830

Health Care Providers & Services - 1.94%
HCA Healthcare, Inc.	608,300	82,223,911

Life Sciences Tools & Services - 0.44%
Waters Corp.A	87,300	18,790,452

Pharmaceuticals - 5.45%
Eli Lilly & Co.	400,000	44,316,000
Jazz Pharmaceuticals PLCA	321,000	45,761,760
Merck & Co., Inc.	787,000	65,989,950
Pfizer, Inc.	1,722,200	74,605,704

		230,673,414

Total Health Care		457,984,497

Industrials - 7.56%

Airlines - 2.15%
American Airlines Group, Inc.	811,852	26,474,494
Delta Air Lines, Inc.	369,100	20,946,425
United Continental Holdings, Inc.A	497,800	43,582,390

		91,003,309

Commercial Services & Supplies - 2.47%
Republic Services, Inc.	723,100	62,649,384
Waste Management, Inc.	362,300	41,798,551

		104,447,935

Road & Rail - 2.94%
Norfolk Southern Corp.	344,700	68,709,051
Union Pacific Corp.	329,900	55,789,389

		124,498,440

Total Industrials		319,949,684

See accompanying notes

14

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 99.11% (continued)

Information Technology - 11.96%

Communications Equipment - 1.31%
Cisco Systems, Inc.	602,400	$32,969,352
Juniper Networks, Inc.	838,800	22,337,244

		55,306,596

Electronic Equipment, Instruments & Components - 1.46%
Corning, Inc.	1,857,800	61,734,694

IT Services - 1.99%
Amdocs Ltd.	712,600	44,245,334
DXC Technology Co.	349,300	19,263,895
Fidelity National Information Services, Inc.	167,900	20,597,972

		84,107,201

Semiconductors & Semiconductor Equipment - 4.75%
Intel Corp.	1,516,200	72,580,494
Micron Technology, Inc.A	1,991,500	76,851,985
QUALCOMM, Inc.	681,300	51,826,491

		201,258,970

Software - 0.86%
Oracle Corp.	637,900	36,341,163

Technology Hardware, Storage & Peripherals - 1.59%
Hewlett Packard Enterprise Co.	1,924,900	28,777,255
Western Digital Corp.	807,000	38,372,850

		67,150,105

Total Information Technology		505,898,729

Materials - 5.08%

Chemicals - 3.43%
Air Products & Chemicals, Inc.	267,500	60,553,975
LyondellBasell Industries N.V., Class A	689,300	59,369,409
Westlake Chemical Corp.	363,600	25,255,656

		145,179,040

Containers & Packaging - 0.63%
Ball Corp.	381,600	26,708,184

Metals & Mining - 1.02%
Freeport-McMoRan, Inc.	3,721,200	43,203,132

Total Materials		215,090,356

Real Estate - 4.12%

Equity Real Estate Investment Trusts (REITs) - 4.12%
Alexandria Real Estate Equities, Inc.	400,500	56,506,545
Prologis, Inc.	594,800	47,643,480
Realty Income Corp.	586,700	40,464,699
Sun Communities, Inc.	232,500	29,804,175

		174,418,899

Total Real Estate		174,418,899

See accompanying notes

15

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 99.11% (continued)

Utilities - 3.19%

Electric Utilities - 1.53%
American Electric Power Co., Inc.	732,800	$64,493,728

Independent Power & Renewable Electricity Producers - 0.25%
AES Corp.	641,400	10,749,864

Multi-Utilities - 1.41%
Ameren Corp.	244,000	18,326,840
CenterPoint Energy, Inc.	1,442,200	41,290,186

		59,617,026

Total Utilities		134,860,618

Total Common Stocks (Cost $3,751,735,886)		4,193,155,175

SHORT-TERM INVESTMENTS - 0.82% (Cost $34,813,449)

Investment Companies - 0.82%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.32%B C	34,813,449	34,813,449

TOTAL INVESTMENTS - 99.93% (Cost $3,786,549,335)		4,227,968,624
OTHER ASSETS, NET OF LIABILITIES - 0.07%		3,060,474

TOTAL NET ASSETS - 100.00%		$4,231,029,098

Percentages are stated as a percent of net assets.

A Non-income producing security.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

PLC - Public Limited Company.

Long Futures Contracts Open on June 30, 2019:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	211	September 2019	$31,117,664	$31,061,310	$(56,354)

			$31,117,664	$31,061,310	$(56,354)

Index Abbreviations:
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2019, the investments were classified as described below:

Bridgeway Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$4,193,155,175	$-	$-	$4,193,155,175
Short-Term Investments	34,813,449	-	-	34,813,449

Total Investments in Securities - Assets	$4,227,968,624	$-	$-	$4,227,968,624

Financial Derivative Instruments - Liabilities
Futures Contracts	$(56,354)	$-	$-	$(56,354)

Total Financial Derivative Instruments - Liabilities	$(56,354)	$-	$-	$(56,354)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2019, there were no transfers into or out of Level 3.

See accompanying notes

16

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2019 (Unaudited)

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Assets:
Investments in unaffiliated securities, at fair value†	$190,660,584	$4,193,155,175
Investments in affiliated securities, at fair value‡	2,445,492	34,813,449
Dividends and interest receivable	84,024	5,098,117
Deposits with broker for futures contracts	72,905	1,577,952
Receivable for investments sold	5,063,209	19,542,329
Receivable for fund shares sold	105,254	4,570,680
Receivable for expense reimbursement (Note 2)	147,931	6,542
Receivable for variation margin on open futures contracts (Note 5)	38,555	–
Prepaid expenses	51,302	168,979

Total assets	198,669,256	4,258,933,223

Liabilities:
Payable for investments purchased	2,418,453	20,337,025
Payable for fund shares redeemed	163,367	4,319,224
Cash due to broker	–	32
Management and sub-advisory fees payable (Note 2)	69,503	2,167,223
Service fees payable (Note 2)	1,229	308,768
Transfer agent fees payable (Note 2)	15,614	186,530
Custody and fund accounting fees payable	7,711	94,713
Professional fees payable	46,730	17,417
Trustee fees payable (Note 2)	18,975	356,006
Payable for prospectus and shareholder reports	2,428	42,037
Payable for variation margin from open futures contracts (Note 5)	–	55,866
Other liabilities	38,321	19,284

Total liabilities	2,782,331	27,904,125

Net assets	$195,886,925	$4,231,029,098

Analysis of net assets:
Paid-in-capital	$144,466,356	$3,791,806,379
Total distributable earnings (deficits)A	51,420,569	439,222,719

Net assets	$195,886,925	$4,231,029,098

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	3,840,779	57,818,867

Y Class	91,504	56,229,814

Investor Class	2,383,905	34,787,334

A Class	62,385	2,785,726

C Class	36,253	2,765,890

R6 Class	3,597	7,638,776

Net assets:
Institutional Class	$117,731,193	$1,514,895,472

Y Class	$2,796,263	$1,468,435,275

Investor Class	$72,278,891	$905,740,992

A Class	$1,897,019	$72,227,502

C Class	$1,073,234	$69,702,791

R6 Class	$110,325	$200,027,066

Net asset value, offering and redemption price per share:
Institutional Class	$30.65	$26.20

Y Class	$30.56	$26.11

Investor Class	$30.32	$26.04

A Class	$30.41	$25.93

A Class (offering price)	$32.27	$27.51

C Class	$29.60	$25.20

R6 Class	$30.67	$26.19

† Cost of investments in unaffiliated securities	$153,119,376	$3,751,735,886
‡ Cost of investments in affiliated securities	$2,445,492	$34,813,449

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

17

American Beacon FundsSM

Statements of Operations

For the period ended June 30, 2019 (Unaudited)

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Investment income:
Dividend income from unaffiliated securities	$1,089,443	$53,129,019
Dividend income from affiliated securities (Note 8)	42,963	537,297
Interest income	454	12,255
Income derived from securities lending (Note 9)	12,198	214,279

Total investment income	1,145,058	53,892,850

Expenses:
Management and sub-advisory fees (Note 2)	749,223	14,064,310
Transfer agent fees:
Institutional Class (Note 2)	37,107	207,679
Y Class (Note 2)	1,303	737,028
Investor Class	3,711	17,683
A Class	54	4,200
C Class	10	4,533
R6 Class	548	2,010
Custody and fund accounting fees	23,272	225,898
Professional fees	19,962	115,656
Registration fees and expenses	55,535	99,479
Service fees (Note 2):
Investor Class	125,409	1,653,743
A Class	1,228	48,564
C Class	415	32,627
Distribution fees (Note 2):
A Class	2,340	99,541
C Class	4,907	374,965
Prospectus and shareholder report expenses	9,469	126,017
Trustee fees (Note 2)	27,536	531,727
Other expenses	18,362	133,868

Total expenses	1,080,391	18,479,528

Net fees waived and expenses (reimbursed) (Note 2)	(104,744)	(4,871)

Net expenses	975,647	18,474,657

Net investment income	169,411	35,418,193

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	13,723,098	(9,673,695)
Futures contracts	721,944	9,330,130
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	28,420,177	600,646,852
Futures contracts	(11,142)	(1,056,124)

Net gain from investments	42,854,077	599,247,163

Net increase in net assets resulting from operations	$43,023,488	$634,665,356

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

18

American Beacon FundsSM

Statements of Changes in Net Assets

	Bridgeway Large Cap Growth Fund		Bridgeway Large Cap Value Fund
	Six Months Ended June 30, 2019	Year Ended December 31, 2018	Six Months Ended June 30, 2019	Year Ended December 31, 2018
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$169,411	$705,556	$35,418,193	$74,081,875
Net realized gain (loss) from investments in unaffiliated securities and futures contracts	14,445,042	15,861,210	(343,565)	169,733,284
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities and futures contracts	28,409,035	(29,789,870)	599,590,728	(926,602,905)

Net increase (decrease) in net assets resulting from operations	43,023,488	(13,223,104)	634,665,356	(682,787,746)

Distributions to shareholders:
Total retained earnings:
Institutional Class	–	(15,182,919)	–	(126,509,744)
Y Class	–	(222,964)	–	(134,207,073)
Investor Class	–	(6,341,212)	–	(75,566,771)
A Class	–	(162,842)	–	(6,632,802)
C Class	–	(64,536)	–	(6,082,752)
R6 ClassA	–	(8,892)	–	(12,669,411)

Net distributions to shareholders	–	(21,983,365)	–	(361,668,553)

Capital share transactions (Note 11):
Proceeds from sales of shares	7,395,655	51,470,483	571,978,872	1,693,099,714
Reinvestment of dividends and distributions	–	21,667,625	–	346,742,403
Cost of shares redeemed	(76,461,094)	(72,750,374)	(1,109,445,946)	(1,634,032,413)

Net increase (decrease) in net assets from capital share transactions	(69,065,439)	387,734	(537,467,074)	405,809,704

Net increase (decrease) in net assets	(26,041,951)	(34,818,735)	97,198,282	(638,646,595)

Net assets:
Beginning of period	221,928,876	256,747,611	4,133,830,816	4,772,477,411

End of period	$195,886,925	$221,928,876	$4,231,029,098	$4,133,830,816

A Class commenced operations April 30, 2018 in the Bridgeway Large Cap Growth Fund (Note 1).

See accompanying notes

19

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of June 30, 2019, the Trust consists of thirty-three active series, two of which are presented in this filing: American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the period ended June 30, 2019, the Funds have chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

20

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Class	Eligible Investors	Minimum Initial Investments
C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

21

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreements with Bridgeway Capital Management, Inc. (the “Sub-Advisor”) pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedule:

First $250 million	0.40%
Next $250 million	0.35%
Over $500 million	0.30%

The Management and Sub-Advisory Fees paid by the Funds for the period ended June 30, 2019 were as follows:

Bridgeway Large Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$359,922
Sub-Advisor Fees	0.40%	389,301

Total	0.75%	$749,223

22

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Bridgeway Large Cap Value Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$7,537,839
Sub-Advisor Fees	0.30%	6,526,471

Total	0.65%	$14,064,310

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the period ended June 30, 2019, the Manager received securities lending fees of $1,338 and $23,807 for the securities lending activities of the Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the

23

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the period ended June 30, 2019, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$28,821
Bridgeway Large Cap Value	861,616

As of June 30, 2019, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$3,971
Bridgeway Large Cap Value	142,623

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended June 30, 2019, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Bridgeway Large Cap Growth	$1,849	$101	$1,950
Bridgeway Large Cap Value	23,132	1,087	24,219

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended June 30, 2019, the Bridgeway Large Cap Growth Fund borrowed on average $22,641,543 for 4 days at an average interest rate of 3.02% with interest charges of $7,493 and the Bridgeway Large Cap Value Fund borrowed on average $11,462,268 for 1 day at an average interest rate of 3.06% with interest charges of $961. These amounts are recorded as “Other expenses” in the Statements of Operations.

24

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the period ended June 30, 2019, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	1/1/2019 - 6/30/2019	Reimbursed Expenses	(Recouped) Expenses
Bridgeway Large Cap Growth	Institutional	0.81%	$82,501	$–	2022
Bridgeway Large Cap Growth	Y	0.91%	915	–	2022
Bridgeway Large Cap Growth	Investor	1.19%	20,142	–	2022
Bridgeway Large Cap Growth	A	1.21%	538	–	2022
Bridgeway Large Cap Growth	C	1.96%	37	–	2022
Bridgeway Large Cap Growth	R6	0.76%	611	–	2022
Bridgeway Large Cap Value	R6	0.70%	4,871	–	2022

Of these amounts, $147,931 and $6,542 were disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at June 30, 2019 for the Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2022. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are unlikely. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Bridgeway Large Cap Growth	$–	$238,079	$–	2019
Bridgeway Large Cap Growth	–	375,714	–	2020
Bridgeway Large Cap Growth	–	241,324	–	2021

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers and it may be used to offset distribution related expenses. During the period ended June 30, 2019, RID collected $74 and $3,760 for Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended June 30, 2019, CDSC fees of $1,354 were collected for Class A Shares of the Bridgeway Large Cap Value Fund. During the period ended June 30, 2019, there were no CDSC fees collected for Class A Shares of the Bridgeway Large Cap Growth Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended June 30, 2019, CDSC fees of $123 and $5,970 were collected for the Class C Shares of Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively.

25

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Trustee Fees and Expenses

As compensation for their service to the Trusts, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chair receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also

26

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

27

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including money market funds. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to a Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, a Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. A Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund’s investment may decline, adversely affecting a Fund’s performance. To the extent a Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or that track an index, the Fund would be subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily

28

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended June 30, 2019, the Funds entered into futures contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended June 30, 2019
Bridgeway Large Cap Growth	33
Bridgeway Large Cap Value	299

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Bridgeway Large Cap Growth Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$–	$–	$–	$–	$38,499	$38,499

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2019:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$721,944	$721,944

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$(11,142)	$(11,142)

29

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Bridgeway Large Cap Value Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$–	$–	$–	$–	$(56,354)	$(56,354)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2019:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$9,330,130	$9,330,130

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$(1,056,124)	$(1,056,124)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2019.

Bridgeway Large Cap Growth Fund

Offsetting of Financial and Derivative Assets as of June 30, 2019:
	Assets	Liabilities
Futures Contracts	$38,499	$-

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$38,499	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(38,499)	$-

Bridgeway Large Cap Value Fund

Offsetting of Financial and Derivative Assets as of June 30, 2019:
	Assets	Liabilities
Futures Contracts	$-	$56,354

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$-	$56,354

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(56,354)

30

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Equity Investments Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many

31

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the United States government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced the federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject

32

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment will decline, adversely affecting the Funds’ performance. To the extent the Funds invest in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2018 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of June 30, 2019 the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bridgeway Large Cap Growth	$155,563,376	$41,156,069	$(3,613,369)	$37,542,700
Bridgeway Large Cap Value	3,786,549,335	646,066,241	(204,646,952)	441,419,289

33

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of December 31, 2018, the Funds did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended June 30, 2019 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Bridgeway Large Cap Growth	$66,371,374	$133,615,869
Bridgeway Large Cap Value	860,968,851	1,319,445,828

A summary of the Funds’ transactions in the USG Select Fund for the period ended June 30, 2019 are as follows:

Fund	Type of Transaction	December 31, 2018 Shares/Fair Value	Purchases	Sales	June 30, 2019 Shares/Fair Value	Dividend Income
Bridgeway Large Cap Growth	Direct	$4,647,290	$52,786,366	$54,988,164	$2,445,492	$42,963
Bridgeway Large Cap Growth	Securities Lending	-	7,383,082	7,383,082	-	N/A
Bridgeway Large Cap Value	Direct	41,766,144	900,181,369	907,134,064	34,813,449	537,297
Bridgeway Large Cap Value	Securities Lending	-	49,208,750	49,208,750	-	N/A

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities,

34

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

The Funds did not have any securities on loan or hold any securities lending collateral as of the period ended June 30, 2019.

10.  Borrowing Arrangements

Effective November 15, 2018 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 14, 2019, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds will pay a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 14, 2019 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended June 30, 2019, the Funds did not utilize this facility.

35

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares		Amount
Shares sold	196,915	$5,579,640	1,040,789		$33,050,110
Reinvestment of dividends	–	–	601,438		14,867,540
Shares redeemed	(2,336,883)	(67,638,289)	(1,621,619)		(51,081,982)

Net increase (decrease) in shares outstanding	(2,139,968)	$(62,058,649)	20,608		$(3,164,332)

	Y Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares		Amount
Shares sold	29,272	$850,107	148,641		$4,689,413
Reinvestment of dividends	–	–	9,042		222,964
Shares redeemed	(29,282)	(845,814)	(133,776)		(4,247,166)

Net increase (decrease) in shares outstanding	(10)	$4,293	23,907		$665,211

	Investor Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares		Amount
Shares sold	26,920	$782,941	325,619		$10,564,180
Reinvestment of dividends	–	–	258,809		6,340,851
Shares redeemed	(272,883)	(7,741,360)	(358,159)		(11,243,187)

Net increase (decrease) in shares outstanding	(245,963)	$(6,958,419)	226,269		$5,661,844

	A Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares		Amount
Shares sold	849	$24,070	79,808		$2,553,888
Reinvestment of dividends	–	–	6,628		162,842
Shares redeemed	(6,141)	(177,174)	(174,526)		(5,758,888)

Net (decrease) in shares outstanding	(5,292)	$(153,104)	(88,090)		$(3,042,158)

	C Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares		Amount
Shares sold	5,741	$158,897	17,572		$512,892
Reinvestment of dividends	–	–	2,686		64,536
Shares redeemed	(2,008)	(58,457)	(14,005)		(419,151)

Net increase in shares outstanding	3,733	$100,440	6,253		$158,277

	R6 Class
	Six Months Ended June 30, 2019		April 30, 2018A to December 31, 2018
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares		Amount
Shares sold	–	$–	3,237	B	$100,000	B
Reinvestment of dividends	–	–	360		8,892

Net increase in shares outstanding	–	$–	3,597		$108,892

36

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

	Institutional Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	7,844,708	$194,551,614	20,154,772	$566,575,933
Reinvestment of dividends	–	–	5,392,771	119,827,368
Shares redeemed	(13,840,997)	(346,915,265)	(15,913,378)	(436,185,153)

Net increase (decrease) in shares outstanding	(5,996,289)	$(152,363,651)	9,634,165	$250,218,148

	Y Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	8,544,534	$211,886,728	26,074,553	$741,021,782
Reinvestment of dividends	–	–	5,731,412	126,950,769
Shares redeemed	(18,967,401)	(474,208,571)	(19,465,093)	(524,126,128)

Net increase (decrease) in shares outstanding	(10,422,867)	$(262,321,843)	12,340,872	$343,846,423

	Investor Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	4,258,401	$105,501,906	7,915,359	$225,754,431
Reinvestment of dividends	–	–	3,409,029	75,407,714
Shares redeemed	(8,865,955)	(218,761,716)	(20,764,261)	(577,282,060)

Net (decrease) in shares outstanding	(4,607,554)	$(113,259,810)	(9,439,873)	$(276,119,915)

	A Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	392,972	$9,558,092	1,278,825	$36,372,119
Reinvestment of dividends	–	–	294,620	6,490,474
Shares redeemed	(1,159,319)	(28,729,077)	(1,419,507)	(39,139,055)

Net increase (decrease) in shares outstanding	(766,347)	$(19,170,985)	153,938	$3,723,538

	C Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	81,780	$1,954,196	549,320	$14,941,345
Reinvestment of dividends	–	–	251,124	5,396,667
Shares redeemed	(757,124)	(18,443,682)	(1,071,380)	(27,748,192)

Net (decrease) in shares outstanding	(675,344)	$(16,489,486)	(270,936)	$(7,410,180)

	R6 Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	2,014,328	$48,526,336	3,785,688	$108,434,104
Reinvestment of dividends	–	–	570,694	12,669,411
Shares redeemed	(887,131)	(22,387,635)	(1,050,587)	(29,551,825)

Net increase in shares outstanding	1,127,197	$26,138,701	3,305,795	$91,551,690

A	Commencement of operations.
B	Seed capital was received on April 30, 2018 in the amount of $100,000 for the R6 Class. As a result, shares were issued in the amount of 3,237 for R6 Class.

37

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

38

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional ClassA
	Six Months Ended June 30,		Year Ended December 31,	Year EndedB December 31,	Six Months Ended December 31,		Year Ended June 30,

	2019		2018	2017	2016		2016	2015		2014

	(unaudited)
Net asset value, beginning of period	$25.27		$29.88	$24.47	$22.77		$23.71	$20.51		$16.18

Income (loss) from investment operations:
Net investment income	0.07	C	0.13	0.10	0.04		0.07	0.17	D	0.13	D
Net gains (losses) on investments (both realized and unrealized)	5.31		(1.99)	6.56	1.82		(0.90)	3.14		4.29

Total income (loss) from investment operations	5.38		(1.86)	6.66	1.86		(0.83)	3.31		4.42

Less distributions:
Dividends from net investment income	-		(0.11)	(0.08)	(0.16)		(0.11)	(0.11)		(0.09)
Distributions from net realized gains	-		(2.64)	(1.17)	-		-	-		-

Total distributions	-		(2.75)	(1.25)	(0.16)		(0.11)	(0.11)		(0.09)

Net asset value, end of period	$30.65		$25.27	$29.88	$24.47		$22.77	$23.71		$20.51

Total returnE	21.29	%F	(6.03)%	27.21%	8.15	%F	(3.52)%	16.19%		27.41	%G

Ratios and supplemental data:
Net assets, end of period	$117,731,193		$151,163,119	$178,062,388	$133,638,400		$136,460,611	$156,493,513		$56,343,594
Ratios to average net assets:
Expenses, before reimbursements	0.94	%H	0.93%	1.06%	1.02	%H	0.89%	0.81%		0.87%
Expenses, net of reimbursements	0.81	%H	0.81%	0.81%	0.81	%H	0.83%	0.81%		0.84%
Net investment income, before expense reimbursements	0.18	%H	0.26%	0.15%	0.12	%H	0.30%	0.75%		0.70%
Net investment income, net of reimbursements	0.31	%H	0.38%	0.40%	0.33	%H	0.35%	0.75%		0.70%
Portfolio turnover rate	33	%F	60%	78%	40	%F	100%	48%		74%

A	Prior to the reorganization on February 5, 2016, the Institutional Class was known as Class N.
B

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

C	Net investment income includes a significant dividend payment from Progressive Corp. amounting to $0.0207.
D	Per share amounts have been calculated using the average shares method.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Total return would have been lower had various fees not been waived during the period.
H	Annualized.

See accompanying notes

39

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018	Year EndedA December 31, 2017	Six Months Ended December 31, 2016		February 5, 2016B to June 30, 2016

	(unaudited)
Net asset value, beginning of period	$25.21		$29.82	$24.45	$22.77		$20.46

Income (loss) from investment operations:
Net investment income	0.03	C	0.12	0.05	0.03		0.03
Net gains (losses) on investments (both realized and unrealized)	5.32		(1.98)	6.57	1.81		2.28

Total income (loss) from investment operations	5.35		(1.86)	6.62	1.84		2.31

Less distributions:
Dividends from net investment income	-		(0.11)	(0.08)	(0.16)		-
Distributions from net realized gains	-		(2.64)	(1.17)	-		-

Total distributions	-		(2.75)	(1.25)	(0.16)		-

Net asset value, end of period	$30.56		$25.21	$29.82	$24.45		$22.77

Total returnD	21.22	%E	(6.04)%	27.06%	8.06	%E	11.29	%E

Ratios and supplemental data:
Net assets, end of period	$2,796,263		$2,306,982	$2,016,161	$669,530		$401,220
Ratios to average net assets:
Expenses, before reimbursements	0.98	%F	0.97%	1.13%	1.09	%F	4.00	%F
Expenses, net of reimbursements	0.91	%F	0.91%	0.91%	0.91	%F	0.91	%F
Net investment income (loss), before expense reimbursements	0.13	%F	0.27%	0.08%	0.11	%F	(2.69	)%F
Net investment income, net of reimbursements	0.20	%F	0.33%	0.30%	0.28	%F	0.40	%F
Portfolio turnover rate	33	%E	60%	78%	40	%E	100	%G

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C	Net investment income includes a significant dividend payment from Progressive Corp. amounting to $0.0126.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from February 5, 2016 through June 30, 2016 and is not annualized.

See accompanying notes

40

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018		Year EndedA December 31, 2017	Six Months Ended December 31, 2016		February 5, 2016B to June 30, 2016

	(unaudited)
Net asset value, beginning of period	$25.05		$29.65		$24.38	$22.74		$20.46

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)C	0.01		(0.01)	(0.01)		0.01
Net gains (losses) on investments (both realized and unrealized)	5.29		(1.94)		6.53	1.81		2.27

Total income (loss) from investment operations	5.27		(1.93)		6.52	1.80		2.28

Less distributions:
Dividends from net investment income	-		(0.03)		(0.08)	(0.16)		-
Distributions from net realized gains	-		(2.64)		(1.17)	-		-

Total distributions	-		(2.67)		(1.25)	(0.16)		-

Net asset value, end of period	$30.32		$25.05		$29.65	$24.38		$22.74

Total returnD	21.04	%E	(6.33)%		26.72%	7.90	%E	11.14	%E

Ratios and supplemental data:
Net assets, end of period	$72,278,891		$65,869,325		$71,273,896	$399,798		$133,696
Ratios to average net assets:
Expenses, before reimbursements	1.25	%F	1.20%		1.40%	1.55	%F	8.43	%F
Expenses, net of reimbursements	1.19	%F	1.19%		1.19%	1.19	%F	1.18	%F
Net investment (loss), before expense reimbursements	(0.13	)%F	(0.01)%		(0.66)%	(0.35	)%F	(7.08	)%F
Net investment income (loss), net of reimbursements	(0.07	)%F	0.00	%G	(0.45)%	0.02	%F	0.17	%F
Portfolio turnover rate	33	%E	60%		78%	40	%E	100	%H

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C	Net investment income includes a significant dividend payment from Progressive Corp. amounting to $0.0144.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Amount represents less than 0.005% of average net assets.
H	Portfolio turnover rate is for the period from February 5, 2016 through June 30, 2016 and is not annualized.

See accompanying notes

41

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018	Year EndedA December 31, 2017		Six Months Ended December 31, 2016		February 5, 2016B to June 30, 2016

	(unaudited)
Net asset value, beginning of period	$25.12		$29.70	$24.39		$22.74		$20.46

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)C	(0.11)	0.00	D	0.00	D	0.00	D
Net gains (losses) on investments (both realized and unrealized)	5.32		(1.83)	6.54		1.81		2.28

Total income (loss) from investment operations	5.29		(1.94)	6.54		1.81		2.28

Less distributions:
Dividends from net investment income	-		-	(0.06)		(0.16)		-
Distributions from net realized gains	-		(2.64)	(1.17)		-		-

Total distributions	-		(2.64)	(1.23)		(0.16)		-

Net asset value, end of period	$30.41		$25.12	$29.70		$24.39		$22.74

Total returnE	21.06	%F	(6.35)%	26.79%		7.94	%F	11.14	%F

Ratios and supplemental data:
Net assets, end of period	$1,897,019		$1,700,188	$4,625,607		$135,710		$159,744
Ratios to average net assets:
Expenses, before reimbursements	1.27	%G	1.25%	1.44%		1.43	%G	5.25	%G
Expenses, net of reimbursements	1.21	%G	1.21%	1.21%		1.21	%G	1.21	%G
Net investment (loss), before expense reimbursements	(0.15	)%G	(0.09)%	(0.23)%		(0.26	)%G	(4.01	)%G
Net investment income (loss), net of reimbursements	(0.09	)%G	(0.05)%	0.00	%H	(0.05	)%G	0.02	%G
Portfolio turnover rate	33	%F	60%	78%		40	%F	100	%I

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C	Net investment income includes a significant dividend payment from Progressive Corp. amounting to $0.0143.
D	Amount represents less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H	Amount rounds to less than 0.005%.
I	Portfolio turnover rate is for the period from February 5, 2016 through June 30, 2016 and is not annualized.

See accompanying notes

42

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018	Year EndedA December 31, 2017	Six Months Ended December 31, 2016		February 5, 2016B to June 30, 2016

	(unaudited)
Net asset value, beginning of period	$24.55		$29.30	$24.22	$22.67		$20.46

Income (loss) from investment operations:
Net investment (loss)	(0.09	)C	(0.17)	(0.10)	(0.13)		(0.04)
Net gains (losses) on investments (both realized and unrealized)	5.14		(1.94)	6.35	1.84		2.25

Total income (loss) from investment operations	5.05		(2.11)	6.25	1.71		2.21

Less distributions:
Dividends from net investment income	-		-	-	(0.16)		-
Distributions from net realized gains	-		(2.64)	(1.17)	-		-

Total distributions	-		(2.64)	(1.17)	(0.16)		-

Net asset value, end of period	$29.60		$24.55	$29.30	$24.22		$22.67

Total returnD	20.57	%E	(7.02)%	25.78%	7.52	%E	10.80	%E

Ratios and supplemental data:
Net assets, end of period	$1,073,234		$798,319	$769,559	$175,907		$244,146
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.97	%F	1.95%	2.09%	2.18	%F	7.33	%F
Expenses, net of reimbursements	1.96	%F	1.96%	1.96%	1.96	%F	1.96	%F
Net investment (loss), before expense reimbursements	(0.84	)%F	(0.76)%	(0.90)%	(1.04	)%F	(5.98	)%F
Net investment (loss), net of reimbursements or recoupments	(0.83	)%F	(0.77)%	(0.77)%	(0.81	)%F	(0.62	)%F
Portfolio turnover rate	33	%E	60%	78%	40	%E	100	%G

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C	Net investment income includes a significant dividend payment from Progressive Corp. amounting to $0.0125.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from February 5, 2016 through June 30, 2016 and is not annualized.

See accompanying notes

43

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months Ended June 30, 2019		April 30, 2018A to December 31, 2018

	(unaudited)
Net asset value, beginning of period	$25.28		$30.89

Income from investment operations:
Net investment income	0.05	B	0.12
Net gains (losses) on investments (both realized and unrealized)	5.34		(2.98)

Total income (loss) from investment operations	5.39		(2.86)

Less distributions:
Dividends from net investment income	-		(0.11)
Distributions from net realized gains	-		(2.64)

Total distributions	-		(2.75)

Net asset value, end of period	$30.67		$25.28

Total returnC	21.32	%D	(9.07	)%D

Ratios and supplemental data:
Net assets, end of period	$110,325		$90,943
Ratios to average net assets:
Expenses, before reimbursements	1.94	%E	4.15	%E
Expenses, net of reimbursements	0.76	%E	0.76	%E
Net investment (loss), before expense reimbursements	(0.82	)%E	(2.85	)%E
Net investment income, net of reimbursements	0.36	%E	0.54	%E
Portfolio turnover rate	33	%D	60	%F

A	Commencement of operations.
B	Net investment income includes a significant dividend payment from Progressive Corp. amounting to $0.0133.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from April 30, 2018 through December 31, 2018 and is not annualized.

See accompanying notes

44

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30, 2019		Year Ended December 31,

			2018	2017	2016	2015		2014

	(unaudited)
Net asset value, beginning of period	$22.61		$28.57	$26.08	$22.75	$23.89		$21.39

Income (loss) from investment operations:
Net investment income	0.23		0.45	0.37	0.38	0.28		0.10
Net gains (losses) on investments (both realized and unrealized)	3.36		(4.28)	3.78	3.32	(0.58)		2.94

Total income (loss) from investment operations	3.59		(3.83)	4.15	3.70	(0.30)		3.04

Less distributions:
Dividends from net investment income	-		(0.47)	(0.39)	(0.35)	(0.29)		(0.17)
Distributions from net realized gains	-		(1.66)	(1.27)	(0.02)	(0.55)		(0.37)
Tax return of capital	-		-	-	-	(0.00	)A	-

Total distributions	-		(2.13)	(1.66)	(0.37)	(0.84)		(0.54)

Net asset value, end of period	$26.20		$22.61	$28.57	$26.08	$22.75		$23.89

Total returnB	15.88	%C	(13.28)%	15.88%	16.24%	(1.23)%		14.18%

Ratios and supplemental data:
Net assets, end of period	$1,514,895,472		$1,442,789,043	$1,547,760,278	$1,185,013,905	$682,849,171		$313,660,568
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.74	%D	0.72%	0.72%	0.73%	0.75%		0.79%
Expenses, net of reimbursements	0.74	%D	0.72%	0.72%	0.73%	0.79%		0.84%
Net investment income, before expense reimbursements	1.77	%D	1.63%	1.41%	1.69%	1.61%		1.08%
Net investment income, net of reimbursements or recoupments	1.77	%D	1.63%	1.41%	1.69%	1.57%		1.04%
Portfolio turnover rate	20	%C	49%	48%	56%	43%		31%

A	Tax return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

45

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2019		Year Ended December 31,

			2018	2017	2016	2015		2014

	(unaudited)
Net asset value, beginning of period	$22.54		$28.49	$26.01	$22.69	$23.84		$21.35

Income (loss) from investment operations:
Net investment income	0.22		0.44	0.33	0.32	0.27		0.13
Net gains (losses) on investments (both realized and unrealized)	3.35		(4.28)	3.79	3.35	(0.57)		2.90

Total income (loss) from investment operations	3.57		(3.84)	4.12	3.67	(0.30)		3.03

Less distributions:
Dividends from net investment income	-		(0.45)	(0.37)	(0.33)	(0.30)		(0.17)
Distributions from net realized gains	-		(1.66)	(1.27)	(0.02)	(0.55)		(0.37)
Tax return of capital	-		-	-	-	(0.00	)A	-

Total distributions	-		(2.11)	(1.64)	(0.35)	(0.85)		(0.54)

Net asset value, end of period	$26.11		$22.54	$28.49	$26.01	$22.69		$23.84

Total returnB	15.84	%C	(13.35)%	15.82%	16.17%	(1.26)%		14.15%

Ratios and supplemental data:
Net assets, end of period	$1,468,435,275		$1,502,519,807	$1,547,228,114	$879,852,983	$414,585,125		$119,162,044
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.81	%D	0.79%	0.79%	0.80%	0.81%		0.84%
Expenses, net of reimbursements	0.81	%D	0.79%	0.79%	0.80%	0.81%		0.85%
Net investment income, before expense reimbursements	1.70	%D	1.57%	1.35%	1.63%	1.55%		1.03%
Net investment income, net of reimbursements or recoupments	1.70	%D	1.57%	1.35%	1.63%	1.55%		1.03%
Portfolio turnover rate	20	%C	49%	48%	56%	43%		31%

A	Tax return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

46

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2019		Year Ended December 31,

			2018	2017	2016	2015		2014

	(unaudited)
Net asset value, beginning of period	$22.50		$28.41	$25.93	$22.64	$23.77		$21.28

Income (loss) from investment operations:
Net investment income	0.20		0.43	0.32	0.27	0.25		0.14
Net gains (losses) on investments (both realized and unrealized)	3.34		(4.33)	3.71	3.31	(0.61)		2.82

Total income (loss) from investment operations	3.54		(3.90)	4.03	3.58	(0.36)		2.96

Less distributions:
Dividends from net investment income	-		(0.35)	(0.28)	(0.27)	(0.22)		(0.10)
Distributions from net realized gains	-		(1.66)	(1.27)	(0.02)	(0.55)		(0.37)
Tax return of capital	-		-	-	-	(0.00	)A	-

Total distributions	-		(2.01)	(1.55)	(0.29)	(0.77)		(0.47)

Net asset value, end of period	$26.04		$22.50	$28.41	$25.93	$22.64		$23.77

Total returnB	15.73	%C	(13.60)%	15.52%	15.81%	(1.51)%		13.89%

Ratios and supplemental data:
Net assets, end of period	$905,740,992		$886,572,501	$1,387,184,369	$1,583,853,257	$977,719,149		$668,659,150
Ratios to average net assets:
Expenses, before reimbursements	1.08	%D	1.05%	1.06%	1.08%	1.09%		1.11%
Expenses, net of reimbursements	1.08	%D	1.05%	1.06%	1.08%	1.09%		1.11%
Net investment income, before expense reimbursements	1.43	%D	1.26%	1.04%	1.35%	1.28%		0.76%
Net investment income, net of reimbursements	1.43	%D	1.26%	1.04%	1.35%	1.28%		0.76%
Portfolio turnover rate	20	%C	49%	48%	56%	43%		31%

A	Tax return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

47

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2019		Year Ended December 31,

			2018	2017	2016	2015		2014

	(unaudited)
Net asset value, beginning of period	$22.41		$28.32	$25.82	$22.53	$23.66		$21.22

Income (loss) from investment operations:
Net investment income	0.26		0.36	0.42	0.32	0.27		0.09
Net gains (losses) on investments (both realized and unrealized)	3.26		(4.25)	3.58	3.24	(0.64)		2.84

Total income (loss) from investment operations	3.52		(3.89)	4.00	3.56	(0.37)		2.93

Less distributions:
Dividends from net investment income	-		(0.36)	(0.23)	(0.25)	(0.21)		(0.12)
Distributions from net realized gains	-		(1.66)	(1.27)	(0.02)	(0.55)		(0.37)
Tax return of capital	-		-	-	-	(0.00	)A	-

Total distributions	-		(2.02)	(1.50)	(0.27)	(0.76)		(0.49)

Net asset value, end of period	$25.93		$22.41	$28.32	$25.82	$22.53		$23.66

Total returnB	15.71	%C	(13.60)%	15.46%	15.79%	(1.56)%		13.76%

Ratios and supplemental data:
Net assets, end of period	$72,227,502		$79,610,028	$96,229,248	$152,520,884	$147,394,607		$103,716,652
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.09	%D	1.07%	1.08%	1.12%	1.12%		1.19%
Expenses, net of reimbursements	1.09	%D	1.07%	1.08%	1.12%	1.12%		1.21%
Net investment income, before expense reimbursements	1.42	%D	1.28%	1.01%	1.31%	1.25%		0.69%
Net investment income, net of reimbursements or recoupments	1.42	%D	1.28%	1.01%	1.31%	1.25%		0.67%
Portfolio turnover rate	20	%C	49%	48%	56%	43%		31%

A	Tax return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

48

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2019		Year Ended December 31,

			2018	2017	2016	2015		2014

	(unaudited)
Net asset value, beginning of period	$21.86		$27.63	$25.27	$22.08	$23.27		$21.00

Income (loss) from investment operations:
Net investment income	0.10		0.16	0.08	0.13	0.13		0.02
Net gains (losses) on investments (both realized and unrealized)	3.24		(4.12)	3.62	3.16	(0.66)		2.69

Total income (loss) from investment operations	3.34		(3.96)	3.70	3.29	(0.53)		2.71

Less distributions:
Dividends from net investment income	-		(0.15)	(0.07)	(0.08)	(0.11)		(0.07)
Distributions from net realized gains	-		(1.66)	(1.27)	(0.02)	(0.55)		(0.37)
Tax return of capital	-		-	-	-	(0.00	)A	-

Total distributions	-		(1.81)	(1.34)	(0.10)	(0.66)		(0.44)

Net asset value, end of period	$25.20		$21.86	$27.63	$25.27	$22.08		$23.27

Total returnB	15.28	%C	(14.23)%	14.62%	14.91%	(2.27)%		12.88%

Ratios and supplemental data:
Net assets, end of period	$69,702,791		$75,231,917	$102,553,616	$100,447,531	$84,411,378		$33,536,254
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.81	%D	1.79%	1.83%	1.86%	1.87%		1.92%
Expenses, net of reimbursements	1.81	%D	1.79%	1.83%	1.86%	1.87%		1.94%
Net investment income (loss), before expense reimbursements	0.69	%D	0.54%	0.28%	0.57%	0.48%		(0.05)%
Net investment income (loss), net of reimbursements or recoupments	0.69	%D	0.54%	0.28%	0.57%	0.48%		(0.08)%
Portfolio turnover rate	20	%C	49%	48%	56%	43%		31%

A	Tax return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

49

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018	April 28, 2017A to December 31, 2017

	(unaudited)
Net asset value, beginning of period	$22.59		$28.55	$26.73

Income from investment operations:
Net investment income	0.26		0.54	0.11
Net gains (losses) on investments (both realized and unrealized)	3.34		(4.37)	3.37

Total income (loss) from investment operations	3.60		(3.83)	3.48

Less distributions:
Dividends from net investment income	-		(0.47)	(0.39)
Distributions from net realized gains	-		(1.66)	(1.27)

Total distributions	-		(2.13)	(1.66)

Net asset value, end of period	$26.19		$22.59	$28.55

Total returnB	15.94	%C	(13.27)%	13.01	%C

Ratios and supplemental data:
Net assets, end of period	$200,027,066		$147,107,520	$91,521,786
Ratios to average net assets:
Expenses, before reimbursements	0.71	%D	0.70%	0.75	%D
Expenses, net of reimbursements	0.71	%D	0.70%	0.71	%D
Net investment income, before expense reimbursements	1.81	%D	1.69%	1.44	%D
Net investment income, net of reimbursements	1.82	%D	1.69%	1.48	%D
Portfolio turnover rate	20	%C	49%	48	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 28, 2017 through December 31, 2017 and is not annualized.

See accompanying notes

50

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2019 (Unaudited)

At in-person meetings held on May 9, 2019 and June 4-5, 2019 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 5, 2019 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Bridgeway Large Cap Growth Fund (“LCG Fund”) and the American Beacon Bridgeway Large Cap Value Fund (“LCV Fund”) (each, a “Fund” and collectively, the “Funds”); and

(2) the Investment Advisory Agreement among the Manager, Bridgeway Capital Management, Inc. (the “subadvisor”), and the Trust, on behalf of the Funds.

The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Board received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Board’s process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

51

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2019 (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to renew the Agreements, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from their relationships with the Funds.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Funds by the subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisor. The Board also considered the subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting each Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for a Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of each Fund relative to the performance of other comparable investment accounts managed by the subadvisor, the Fund’s benchmark index and an appropriate peer group for the Fund. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager for each Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that,

52

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2019 (Unaudited)

among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the LCG Fund that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of the Funds. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Funds, the Board considered representations made by the subadvisor that, with respect to the LCG Fund, the subadvisor does not manage any comparable client accounts and therefore could not provide fee schedules for comparable investment accounts managed by the subadvisor, and, with respect to the LCV Fund, the subadvisory fee rate schedule was generally favorable compared to other comparable client accounts. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rate for the Funds.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or the subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. The Board also considered that the Manager may invest the Funds’ cash balances and cash collateral provided by the borrowers of the Funds’ securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made in comparison to each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile representing the bottom 20 percent of the universe based on performance. References below to each Fund’s Broadridge performance

53

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2019 (Unaudited)

universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made in comparison to each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense and the 5th Quintile representing the highest 20 percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Board also considered each Fund’s Morningstar fee level category. In reviewing expenses, the Board considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisor’s use of soft dollars was requested from the Manager and was considered by the Board.

Additional Considerations and Conclusions with Respect to the American Beacon Bridgeway Large Cap Growth Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with the subadvisor for the LCG Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Above Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2018)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	2nd Quintile

The Board also considered: (1) that the LCG Fund acquired all of the assets of the Bridgeway Large Cap Growth Fund (“Acquired Fund”), a series of Bridgeway Funds, Inc., on February 5, 2016, and the LCG Fund’s performance prior to that date is the performance of the Acquired Fund; (2) the Bridgeway Large Cap Growth II Fund assets were merged with the LCG Fund on December 15, 2017; (3) the subadvisor’s representation that it has no other comparable accounts in the same strategy as the subadvisor manages the LCG Fund; and (4) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the LCG Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the LCG Fund.

54

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2019 (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon Bridgeway Large Cap Value Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with the subadvisor for the LCV Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2018)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	2nd Quintile

The Board also considered: (1) information provided by the subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages the LCV Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the LCV Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the LCV Fund.

55

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56

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the first and third fiscal quarters. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Bridgeway Large Cap Growth Fund, and American Beacon Bridgeway Large Cap Value Fund are service marks of American Beacon Advisors, Inc.

SAR 6/19

American Beacon®
FUNDS

2019 SEMI-ANNUAL REPORT

June 30, 2019

STEPHENS MID-CAP GROWTH FUND

STEPHENS SMALL CAP GROWTH FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ''Quick Links" and then ''Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

STEPHENS MID-CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

STEPHENS SMALL CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2019

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we take our heritage as a fiduciary very seriously — and we apply that mindset to all aspects of our business as a fund manager. As a result, for more than 30 years, we have endeavored to:

▶   Identify, engage and oversee the best money managers. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style and market strategy we offer. We are committed to partnering with those we judge to be “the best of the best” when it comes to choosing sub-advisors for our mutual funds. Whether our due-diligence process results in the selection of one sub-advisor or multiple sub-advisors, we select those we believe show the greatest potential to help us meet the high standards you’ve come to expect.

▶

Offer a variety of innovative investment solutions. Our mutual funds — which span the domestic, international, global, frontier and emerging markets — are sub-advised by experienced money managers who employ distinctive, proprietary investment processes to manage assets through a variety of economic and market conditions. From offering some of the first multi-manager funds, one of the first retirement income funds and the first open-ended mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process in an effort to help you grow your assets while mitigating risk.

▶

Provide a solutions-based approach to achieving long-term investment goals. We seek to provide investment solutions that might enable you to benefit from taking a more disciplined approach to investing. Our mutual funds provide access to institutional-quality, research-intensive investment managers with diverse processes and styles. Over the long run, having such access and spending time in the market — rather than trying to time the market — may better position you to reach your long-term investment goals during market upswings and potentially insulate against market downswings.

Our management approach is more than a concept; it’s the cornerstone of American Beacon’s culture. And we strive to employ it at every turn as we seek to provide a well-diversified line of investment solutions to help our shareholders seek long-term rewards.

Thank you for your continued interest in American Beacon. For additional information about our mutual funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

June 30, 2019 (Unaudited)

The Investor Class of the American Beacon Stephens Mid-Cap Growth Fund (the “Fund”) returned 26.12% for the six months ended June 30, 2019. The Fund outperformed the Russell Midcap® Growth Index (the “Index”) return of 26.08% for the same period.

Average Annual Total Returns for the Period ended June 30, 2019

	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
Institutional Class (1,2,8)	SFMIX	26.38%	14.30%	21.28%	12.03%	16.29%
Y Class (1,3,8)	SMFYX	26.32%	14.17%	21.17%	11.91%	16.14%
Investor Class (1,8)	STMGX	26.12%	13.90%	20.90%	11.63%	15.90%
A Class without Sales Charge (1,4,8)	SMFAX	26.14%	13.86%	20.84%	11.59%	15.86%
A Class with Sales Charge (1,4,8)	SMFAX	18.89%	7.33%	18.48%	10.28%	15.17%
C Class without Sales Charge (1,5,8)	SMFCX	25.68%	13.04%	19.93%	10.76%	15.23%
C Class with Sales Charge (1,5,8)	SMFCX	24.68%	12.04%	19.93%	10.76%	15.23%
R6 Class (1,6,8)	SFMRX	26.42%	14.34%	21.30%	12.03%	16.29%

Russell Midcap® Growth Index (7)		26.08%	13.94%	16.49%	11.10%	16.02%
S&P 500 Index (7)		18.54%	10.42%	14.19%	10.71%	14.70%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-9687-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to the Investor Class was waived from 2007 through 2013, partially recovered in 2014, fully recovered in 2015, and waived in 2018 and 2019. Performance prior to waiving fees was lower than the actual returns shown for 2007 through 2013 and for 2018 through 2019.

2.	A portion of the fees charged to the Institutional Class has been waived since 2009. Performance prior to waiving fees was lower than the actual returns shown since 2009.

3.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/09 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 6/30/09. A portion of the fees charged to the Y Class was waived in 2012 and 2013, partially recovered in 2014, fully recovered in 2015, and waived in 2017 through 2019. Performance prior to waiving fees was lower than the actual returns shown in 2012, 2013, and 2017 through 2019.

4.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/09 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/09. A portion of the fees charged to the A Class was waived in 2012 and 2013, fully recovered in 2015, and waived in 2016, 2018 and 2019. Performance prior to waiving fees was lower than the actual returns shown in 2012, 2013, 2016, 2018 and 2019. A Class has a maximum sales charge of 5.75%.

5.

Fund performance for the one-year, three-year, five-year and ten-year periods represents the returns achieved by the Investor Class from 6/30/09 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/09. A portion of the fees charged to the C Class was waived from 2012 through 2014, fully recovered in 2015, and waived in 2016 through 2019. Performance prior to waiving fees was lower than actual returns shown for 2012 through 2014 and for 2016 through 2019. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the ten-year period represents the returns achieved by the Institutional Class from 6/30/09 up to 12/31/18, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the Institutional Class. Therefore, total returns shown may be lower than they would have been had the R6 Class been in existence since 6/30/09. A portion of the fees charged to the R6 Class has been waived since Class inception.

7.

The Russell Midcap® Growth Index is an unmanaged index of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Index,

2

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

June 30, 2019 (Unaudited)

Russell Midcap Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/ or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (“SPDJI”) and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The American Beacon Stephens Mid-Cap Growth Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C and R6 Class shares were 1.03%, 1.07%, 1.27%, 1.32%, 2.06% and 0.98%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index due to stock selection, as sector allocation detracted from relative performance.

Most of the Fund’s outperformance related to security selection was attributable to holdings in the Industrials and Information Technology sectors. Within Industrials, CoStar Group, Inc. was up 63.5%, HEICO Corp., Class A was up 66.9% and Copart, Inc. was up 56.4%. In the Information Technology sector, Shopify, Inc., Class A was up 116.3%, Euronet Worldwide, Inc. was up 63.0%, Cadence Design Systems, Inc. was up 62.9% and Aspen Technology, Inc. was up 49.3%.

Detracting from relative performance, however, were holdings in the Health Care sector, in which ABIOMED, Inc. was down 20.2% and Covetrus, Inc. was down 42.1%. Selection within Energy also lagged during the period, with Range Resources Corp. down 26.7% and Core Laboratories N.V. down 11.5%.

From a sector allocation perspective, the Fund’s overweights to Energy and Health Care detracted from relative performance. Conversely, the Fund held underweights to both Consumer Staples and Materials during the period which was helpful.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in medium capitalization stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)
IDEXX Laboratories, Inc.		2.2
CoStar Group, Inc.		2.0
Aspen Technology, Inc.		1.9
Illumina, Inc.		1.9
Verisk Analytics, Inc.		1.9
Cadence Design Systems, Inc.		1.8
Live Nation Entertainment, Inc.		1.8
MarketAxess Holdings, Inc.		1.8
Copart, Inc.		1.7
Global Payments, Inc.		1.7

Total Fund Holdings	95

Sector Allocation (% Equities)
Information Technology		32.6
Health Care		22.0
Consumer Discretionary		15.1
Industrials		14.7
Communication Services		5.7
Financials		5.2
Energy		2.4
Consumer Staples		2.3

3

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

June 30, 2019 (Unaudited)

The Investor Class of the American Beacon Stephens Small Cap Growth Fund (the “Fund”) returned 22.98% for the six months ended June 30, 2019, outperforming the Russell 2000® Growth Index (the “Index”) return of 20.36% for the same period.

Average Annual Total Returns for the Period ended June 30, 2019

	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
Institutional Class (1,2,8)	STSIX	23.14%	7.62%	18.26%	9.67%	14.70%
Y Class (1,3,8)	SPWYX	23.12%	7.53%	18.18%	9.58%	14.57%
Investor Class (1,8)	STSGX	22.98%	7.32%	17.96%	9.36%	14.41%
A Class without Sales Charge (1,4,8)	SPWAX	22.89%	7.28%	17.89%	9.29%	14.31%
A Class with Sales Charge (1,4,8)	SPWAX	15.84%	1.10%	15.58%	8.01%	13.63%
C Class without Sales Charge (1,5,8)	SPWCX	22.55%	6.52%	17.01%	8.47%	13.68%
C Class with Sales Charge (1,5,8)	SPWCX	21.55%	5.52%	17.01%	8.47%	13.68%
R6 Class (1,6,8)	STSRX	23.21%	7.68%	18.28%	9.68%	14.71%

Russell 2000® Growth Index (7)		20.36%	(0.49)%	14.69%	8.63%	14.41%
S&P 500 Index (7)		18.54%	10.42%	14.19%	10.71%	14.70%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to the Investor Class was waived from 2005 through 2013, fully recovered in 2014, waived in 2015, partially recovered in 2017 and fully recovered in 2018. Performance prior to waiving fees was lower than actual returns shown for 2005 through 2013 and for 2015.

2.

A portion of the fees charged to the Institutional Class was waived from 2009 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than actual returns shown for 2009 through 2013.

3.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/09 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 6/30/09. A portion of the fees charged to the Y Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than actual returns shown for 2012 and 2013.

4.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/09 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/09. A portion of the fees charged to the A Class was waived in 2012, partially recovered in 2013 and 2014, and fully recovered in 2015. Performance prior to waiving fees was lower than actual returns shown for 2012. A Class has a maximum sales charge of 5.75%.

5.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/09 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/09. A portion of the fees charged to the C Class was waived in 2012, partially recovered in 2013 and 2014, and fully recovered in 2015. Performance prior to waiving fees was lower than actual returns shown for 2012. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance represents the returns achieved by the Institutional Class from 6/30/09 up to 4/30/19, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the Institutional Class. Therefore, total returns shown may be lower than they would have been had the R6 Class been in existence since 6/30/09.

7.

The Russell 2000® Growth Index is an unmanaged index of those stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index is an unmanaged index of approximately 2000 smaller-capitalization stocks from various industrial sectors. Russell 2000 Index and Russell 2000 Growth Index are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without

4

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

June 30, 2019 (Unaudited)

Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (“SPDJI”) and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The American Beacon Stephens Small Cap Growth Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C and R6 Class shares were 1.09%, 1.15%, 1.38%, 1.38%, 2.15% and 1.10%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index due to both security selection and sector allocation.

As it relates to security selection, the drivers of performance were holdings in the Information Technology, Industrials, and Consumer Discretionary sectors. Companies within Information Technology contributing to performance included PROS Holdings, Inc. (up 101.3%), Euronet Worldwide, Inc. (up 64.3%), Globant S.A. (up 79.1%) and Israel Cyberark Software Ltd. (up 71.4%). Within Industrials, the Fund’s position in HEICO Corp., Class A was up 63.9%, CoStar Group, Inc. was up 65.8%, Kornit Digital Ltd. was up 69.1%, and Kratos Defense & Security Solutions, Inc. was up 62.9% for the period. Further boosts to relative performance included Boot Barn Holdings, Inc. (up 121.9%), Aaron’s, Inc. (up 46.2%) and Wingstop, Inc. (up 52.2%) in the Consumer Discretionary sector.

This positive performance was somewhat offset by security selection in the Communication Services and Energy sectors. Within Communication Services, ANGI Homeservices, Inc., Class A and Boingo Wireless, Inc. were down 19.1% and 12.5%, respectively. The Fund did not hold Sinclair Broadcast Group, which was up 105.5% in the Index. In the Energy sector, Range Resources Corp. was down 26.7% and RigNet, Inc. was down 20.3%.

From a sector allocation perspective, a sizeable overweight to Information Technology, which was the top performing sector in the Index, was a driver of outperformance. An underweight to Health Care also added value for the period. In contrast, the Fund’s cash position served as a drag on relative performance, as did an overweight to Financials.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in smaller capitalization stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)
ICON PLC		2.0
Aaron’s, Inc.		1.9
Euronet Worldwide, Inc.		1.9
PROS Holdings, Inc.		1.9
Aspen Technology, Inc.		1.8
HEICO Corp., Class A		1.8
Ollie’s Bargain Outlet Holdings, Inc.		1.6
Omnicell, Inc.		1.6
Q2 Holdings, Inc.		1.6
FirstCash, Inc.		1.5

Total Fund Holdings	103

Sector Allocation (% Equities)
Information Technology		32.2
Health Care		20.6
Industrials		16.3
Consumer Discretionary		13.7
Financials		9.1
Consumer Staples		3.1
Communication Services		2.4
Energy		1.6
Materials		1.0

5

American Beacon FundsSM

Expense Examples

June 30, 2019 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2019 through June 30, 2019.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon FundsSM

Expense Examples

June 30, 2019 (Unaudited)

American Beacon Stephens Mid-Cap Growth Fund

	Beginning Account Value 1/1/2019	Ending Account Value 6/30/2019	Expenses Paid During Period 1/1/2019-6/30/2019*
Institutional Class
Actual	$1,000.00	$1,263.80	$5.00
Hypothetical**	$1,000.00	$1,020.38	$4.46
Y Class
Actual	$1,000.00	$1,263.20	$5.56
Hypothetical**	$1,000.00	$1,019.89	$4.96
Investor Class
Actual	$1,000.00	$1,261.20	$7.06
Hypothetical**	$1,000.00	$1,018.55	$6.31
A Class
Actual	$1,000.00	$1,261.40	$7.29
Hypothetical**	$1,000.00	$1,018.35	$6.51
C Class
Actual	$1,000.00	$1,256.80	$11.42
Hypothetical**	$1,000.00	$1,014.68	$10.19
R6 Class***
Actual	$1,000.00	$1,264.20	$4.72
Hypothetical**	$1,000.00	$1,020.63	$4.21

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.99%, 1.25%, 1.29%, 2.04%, and 0.84% for the Institutional, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.
***

American Beacon Stephens Mid-Cap Growth Fund’s R6 Class commenced operations on December 31, 2018. Expenses are equal to the fund’s annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by the number of days since inception (181), then divided by the number of days in the year (365) to reflect the period. The Ending Account Value is derived from the fund’s share class actual return since inception. The Hypothetical 5% Annual Return information reflects the (181) day period for the six months ended June 30, 2019 to allow for comparability.

American Beacon Stephens Small Cap Growth Fund

	Beginning Account Value 1/1/2019	Ending Account Value 6/30/2019	Expenses Paid During Period 1/1/2019-6/30/2019*
Institutional Class
Actual	$1,000.00	$1,231.40	$6.14
Hypothetical**	$1,000.00	$1,019.29	$5.56
Y Class
Actual	$1,000.00	$1,231.20	$6.53
Hypothetical**	$1,000.00	$1,018.94	$5.91
Investor Class
Actual	$1,000.00	$1,229.80	$7.91
Hypothetical**	$1,000.00	$1,017.70	$7.15
A Class
Actual	$1,000.00	$1,228.90	$7.74
Hypothetical**	$1,000.00	$1,017.85	$7.00
C Class
Actual	$1,000.00	$1,225.50	$12.03
Hypothetical**	$1,000.00	$1,013.98	$10.89
R6 Class***
Actual	$1,000.00	$1,007.70	$1.76
Hypothetical**	$1,000.00	$1,019.59	$5.26

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.11%, 1.18%, 1.43%, 1.40%, 2.18%, and 1.05% for the Institutional, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.
***

American Beacon Stephens Small Cap Growth Fund’s R6 Class commenced operations on April 30, 2019. Expenses are equal to the fund’s annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by the number of days since inception (61), then divided by the number of days in the year (365) to reflect the period. The Ending Account Value is derived from the fund’s share class actual return since inception. The Hypothetical 5% Annual Return information reflects the (181) day period for the six months ended June 30, 2019 to allow for comparability.

7

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.36%

Communication Services - 5.50%

Entertainment - 4.33%
Electronic Arts, Inc.A	18,748	$1,898,423
Live Nation Entertainment, Inc.A	63,061	4,177,791
Spotify Technology S.A.A	14,194	2,075,447
Take-Two Interactive Software, Inc.A	16,795	1,906,736

		10,058,397

Interactive Media & Services - 1.17%
IAC/InterActiveCorp.A	12,530	2,725,651

Total Communication Services		12,784,048

Consumer Discretionary - 14.71%

Diversified Consumer Services - 1.43%
Bright Horizons Family Solutions, Inc.A	21,973	3,315,066

Hotels, Restaurants & Leisure - 2.12%
Domino’s Pizza, Inc.	11,111	3,091,969
MGM Resorts International	64,266	1,836,080

		4,928,049

Internet & Direct Marketing Retail - 2.51%
GrubHub, Inc.A	30,729	2,396,555
MercadoLibre, Inc.A	5,612	3,433,253

		5,829,808

Multiline Retail - 0.79%
Ollie’s Bargain Outlet Holdings, Inc.A	21,147	1,842,115

Specialty Retail - 5.77%
Aaron’s, Inc.	36,059	2,214,383
Burlington Stores, Inc.A	21,550	3,666,732
Five Below, Inc.A	9,833	1,180,157
Ross Stores, Inc.	25,473	2,524,884
Ulta Salon Cosmetics & Fragrance, Inc.A	11,021	3,823,075

		13,409,231

Textiles, Apparel & Luxury Goods - 2.09%
Canada Goose Holdings, Inc.A B	37,054	1,435,101
Lululemon Athletica, Inc.A	18,886	3,403,446

		4,838,547

Total Consumer Discretionary		34,162,816

Consumer Staples - 2.26%

Beverages - 2.26%
Brown-Forman Corp., Class B	37,620	2,085,277
Monster Beverage Corp.A	49,564	3,163,670

		5,248,947

Total Consumer Staples		5,248,947

Energy - 2.33%

Energy Equipment & Services - 0.34%
Core Laboratories N.V.	14,923	780,175

See accompanying notes

8

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.36% (continued)

Energy - 2.33% (continued)

Oil, Gas & Consumable Fuels - 1.99%
Cabot Oil & Gas Corp.	85,314	$1,958,809
Parsley Energy, Inc., Class AA	29,677	564,160
Pioneer Natural Resources Co.	9,843	1,514,444
Range Resources Corp.B	84,088	586,934

		4,624,347

Total Energy		5,404,522

Financials - 5.04%

Banks - 1.49%
East West Bancorp, Inc.	16,907	790,741
SVB Financial GroupA	11,902	2,673,070

		3,463,811

Capital Markets - 2.69%
MarketAxess Holdings, Inc.	13,116	4,215,745
Tradeweb Markets, Inc., Class A	46,298	2,028,315

		6,244,060

Consumer Finance - 0.86%
FirstCash, Inc.	20,067	2,007,101

Total Financials		11,714,972

Health Care - 21.47%

Biotechnology - 1.14%
Alexion Pharmaceuticals, Inc.A	11,090	1,452,568
Exelixis, Inc.A	55,540	1,186,890

		2,639,458

Health Care Equipment & Supplies - 9.58%
ABIOMED, Inc.A	9,167	2,387,912
Align Technology, Inc.A	6,364	1,741,827
DexCom, Inc.A	20,379	3,053,589
Hologic, Inc.A	45,935	2,205,799
IDEXX Laboratories, Inc.A	18,507	5,095,532
Intuitive Surgical, Inc.A	5,752	3,017,212
ResMed, Inc.	28,584	3,488,105
Varian Medical Systems, Inc.A	9,356	1,273,632

		22,263,608

Health Care Providers & Services - 1.90%
Acadia Healthcare Co., Inc.A	45,631	1,594,804
Covetrus, Inc.A	35,065	857,690
Henry Schein, Inc.A	28,206	1,971,599

		4,424,093

Health Care Technology - 3.33%
Cerner Corp.	39,759	2,914,335
Medidata Solutions, Inc.A	28,045	2,538,353
Veeva Systems, Inc., Class AA	14,037	2,275,538

		7,728,226

Life Sciences Tools & Services - 5.05%
ICON PLCA	20,451	3,148,841
Illumina, Inc.A	11,973	4,407,860
PRA Health Sciences, Inc.A	21,008	2,082,943
QIAGEN N.V.A	51,511	2,088,771

		11,728,415

See accompanying notes

9

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.36% (continued)

Health Care - 21.47% (continued)

Pharmaceuticals - 0.47%
Pacira BioSciences, Inc.A	25,039	$1,088,946

Total Health Care		49,872,746

Industrials - 14.34%

Aerospace & Defense - 2.74%
HEICO Corp., Class A	30,038	3,105,028
L3 Harris Technologies, Inc.	17,231	3,258,899

		6,363,927

Air Freight & Logistics - 0.43%
CH Robinson Worldwide, Inc.	11,971	1,009,754

Commercial Services & Supplies - 1.74%
Copart, Inc.A	53,960	4,032,970

Electrical Equipment - 1.38%
Rockwell Automation, Inc.	11,208	1,836,207
Sensata Technologies Holding PLCA	27,799	1,362,151

		3,198,358

Industrial Conglomerates - 1.05%
Roper Technologies, Inc.	6,660	2,439,291

Machinery - 0.65%
Middleby Corp.A	11,063	1,501,249

Professional Services - 4.84%
CoStar Group, Inc.A	8,281	4,588,171
IHS Markit Ltd.A	36,702	2,338,651
Verisk Analytics, Inc.	29,414	4,307,975

		11,234,797

Road & Rail - 0.74%
JB Hunt Transport Services, Inc.	18,883	1,726,095

Trading Companies & Distributors - 0.77%
Fastenal Co.	55,268	1,801,184

Total Industrials		33,307,625

Information Technology - 31.71%

Electronic Equipment, Instruments & Components - 5.02%
Cognex Corp.	48,346	2,319,641
FLIR Systems, Inc.	65,470	3,541,927
IPG Photonics Corp.A	13,208	2,037,334
Keysight Technologies, Inc.A	24,850	2,231,779
National Instruments Corp.	36,609	1,537,212

		11,667,893

IT Services - 8.22%
Euronet Worldwide, Inc.A	22,700	3,819,048
Fiserv, Inc.A	27,289	2,487,665
Global Payments, Inc.	24,533	3,928,469
Shopify, Inc., Class AA	8,953	2,687,243
Square, Inc., Class AA	40,708	2,952,551
WEX, Inc.A	15,514	3,228,464

		19,103,440

See accompanying notes

10

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.36% (continued)

Information Technology - 31.71% (continued)

Semiconductors & Semiconductor Equipment - 3.73%
Microchip Technology, Inc.	34,586	$2,998,606
NXP Semiconductors N.V.	9,407	918,217
ON Semiconductor Corp.A	49,916	1,008,803
Xilinx, Inc.	31,652	3,732,404

		8,658,030

Software - 14.74%
2U, Inc.A	17,811	670,406
ANSYS, Inc.A	9,204	1,885,163
Aspen Technology, Inc.A	35,154	4,368,939
Autodesk, Inc.A	20,679	3,368,609
Cadence Design Systems, Inc.A	59,749	4,230,827
DocuSign, Inc.A	34,019	1,691,084
Dropbox, Inc., Class AA	59,305	1,485,590
Fortinet, Inc.A	22,431	1,723,374
Guidewire Software, Inc.A	8,370	848,551
Palo Alto Networks, Inc.A	10,270	2,092,615
Proofpoint, Inc.A	14,912	1,793,168
PTC, Inc.A	22,069	1,980,913
RingCentral, Inc., Class AA	13,565	1,558,890
Splunk, Inc.A	19,489	2,450,742
Tableau Software, Inc., Class AA	16,528	2,743,979
Tyler Technologies, Inc.A	6,220	1,343,644

		34,236,494

Total Information Technology		73,665,857

Total Common Stocks (Cost $174,209,417)		226,161,533

SHORT-TERM INVESTMENTS - 4.49% (Cost $10,432,899)

Investment Companies - 4.49%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.32%C D	10,432,899	10,432,899

SECURITIES LENDING COLLATERAL - 0.57% (Cost $1,315,416)

Investment Companies - 0.57%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.32%C D	1,315,416	1,315,416

TOTAL INVESTMENTS - 102.42% (Cost $185,957,732)		237,909,848
LIABILITIES, NET OF OTHER ASSETS - (2.42%)		(5,618,465)

TOTAL NET ASSETS - 100.00%		$232,291,383

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan at June 30, 2019.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2019, the investments were classified as described below:

Stephens Mid-Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$226,161,533	$-	$-	$226,161,533
Short-Term Investments	10,432,899	-	-	10,432,899
Securities Lending Collateral	1,315,416	-	-	1,315,416

Total Investments in Securities - Assets	$237,909,848	$-	$-	$237,909,848

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2019, there were no transfers into or out of Level 3.

See accompanying notes

11

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.37%

Communication Services - 2.36%

Entertainment - 0.94%
Rosetta Stone, Inc.A	79,411	$1,816,924
Take-Two Interactive Software, Inc.A	19,588	2,223,825

		4,040,749

Interactive Media & Services - 0.74%
ANGI Homeservices, Inc., Class AA	247,108	3,214,875

Wireless Telecommunication Services - 0.68%
Boingo Wireless, Inc.A	162,285	2,916,262

Total Communication Services		10,171,886

Consumer Discretionary - 13.43%

Diversified Consumer Services - 3.59%
Bright Horizons Family Solutions, Inc.A	41,263	6,225,349
Chegg, Inc.A	148,630	5,735,631
Grand Canyon Education, Inc.A	30,290	3,544,536

		15,505,516

Hotels, Restaurants & Leisure - 1.13%
Wingstop, Inc.	51,470	4,876,783

Internet & Direct Marketing Retail - 0.67%
GrubHub, Inc.A	37,035	2,888,360

Leisure Products - 0.53%
Sturm Ruger & Co., Inc.	41,844	2,279,661

Multiline Retail - 1.64%
Ollie’s Bargain Outlet Holdings, Inc.A	81,241	7,076,904

Specialty Retail - 5.11%
Aaron’s, Inc.	134,039	8,231,335
Boot Barn Holdings, Inc.A	84,805	3,022,450
Five Below, Inc.A	22,733	2,728,415
Floor & Decor Holdings, Inc.A	57,107	2,392,783
Monro, Inc.	49,822	4,249,817
Sportsman’s Warehouse Holdings, Inc.A	375,925	1,420,996

		22,045,796

Textiles, Apparel & Luxury Goods - 0.76%
Canada Goose Holdings, Inc.A B	85,395	3,307,348

Total Consumer Discretionary		57,980,368

Consumer Staples - 3.06%

Beverages - 0.92%
MGP Ingredients, Inc.B	59,555	3,949,092

Food Products - 2.14%
Calavo Growers, Inc.	66,129	6,397,319
Limoneira Co.	142,308	2,837,622

		9,234,941

Total Consumer Staples		13,184,033

See accompanying notes

12

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.37% (continued)

Energy - 1.54%

Energy Equipment & Services - 0.45%
Core Laboratories N.V.	18,142	$948,464
RigNet, Inc.A	98,805	995,954

		1,944,418

Oil, Gas & Consumable Fuels - 1.09%
Callon Petroleum Co.A	265,167	1,747,451
Carrizo Oil & Gas, Inc.A	80,870	810,317
PDC Energy, Inc.A	34,665	1,250,020
Range Resources Corp.	129,972	907,205

		4,714,993

Total Energy		6,659,411

Financials - 8.98%

Banks - 1.46%
Ameris Bancorp	89,327	3,500,725
Veritex Holdings, Inc.	108,493	2,815,393

		6,316,118

Capital Markets - 1.34%
MarketAxess Holdings, Inc.	17,990	5,782,346

Consumer Finance - 6.18%
Encore Capital Group, Inc.A	162,816	5,514,578
EZCORP, Inc., Class AA	474,323	4,491,839
FirstCash, Inc.	66,397	6,641,028
Green Dot Corp., Class AA	103,311	5,051,908
PRA Group, Inc.A	176,783	4,974,673

		26,674,026

Total Financials		38,772,490

Health Care - 20.26%

Biotechnology - 2.65%
Ligand Pharmaceuticals, Inc.A	42,600	4,862,790
Repligen Corp.A	76,712	6,593,396

		11,456,186

Health Care Equipment & Supplies - 4.79%
ABIOMED, Inc.A	8,857	2,307,160
Insulet Corp.A	34,651	4,136,637
Neogen Corp.A	55,916	3,472,943
NuVasive, Inc.A	66,758	3,908,013
Penumbra, Inc.A	30,593	4,894,880
Tandem Diabetes Care, Inc.A	30,139	1,944,568

		20,664,201

Health Care Providers & Services - 2.52%
Acadia Healthcare Co., Inc.A	104,488	3,651,856
BioTelemetry, Inc.A	59,667	2,872,966
Covetrus, Inc.A	64,998	1,589,851
HealthEquity, Inc.A	42,151	2,756,675

		10,871,348

See accompanying notes

13

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.37% (continued)

Health Care - 20.26% (continued)

Health Care Technology - 4.74%
HealthStream, Inc.A	100,197	$2,591,094
HMS Holdings Corp.A	162,420	5,260,784
Medidata Solutions, Inc.A	64,392	5,828,120
Omnicell, Inc.A	78,637	6,765,141

		20,445,139

Life Sciences Tools & Services - 3.93%
Bio-Techne Corp.	21,034	4,385,379
ICON PLCA	55,646	8,567,815
PRA Health Sciences, Inc.A	40,677	4,033,124

		16,986,318

Pharmaceuticals - 1.63%
Pacira BioSciences, Inc.A	107,990	4,696,485
Supernus Pharmaceuticals, Inc.A	70,737	2,340,688

		7,037,173

Total Health Care		87,460,365

Industrials - 16.02%

Aerospace & Defense - 6.31%
Aerovironment, Inc.A	64,046	3,635,891
Axon Enterprise, Inc.A	81,782	5,251,222
HEICO Corp., Class A	73,356	7,582,810
Kratos Defense & Security Solutions, Inc.A	240,784	5,511,546
Mercury Systems, Inc.A	74,673	5,253,246

		27,234,715

Air Freight & Logistics - 1.15%
Echo Global Logistics, Inc.A	108,564	2,265,731
Hub Group, Inc., Class AA	64,107	2,691,212

		4,956,943

Building Products - 1.34%
Trex Co., Inc.A	80,749	5,789,703

Machinery - 4.39%
Kornit Digital Ltd.A B	173,955	5,507,415
Lindsay Corp.B	22,357	1,837,969
Proto Labs, Inc.A	50,167	5,820,375
RBC Bearings, Inc.A	34,648	5,779,633

		18,945,392

Professional Services - 0.97%
CoStar Group, Inc.A	7,565	4,191,464

Trading Companies & Distributors - 1.86%
Beacon Roofing Supply, Inc.A	94,908	3,485,022
SiteOne Landscape Supply, Inc.A	65,574	4,544,278

		8,029,300

Total Industrials		69,147,517

See accompanying notes

14

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.37% (continued)

Information Technology - 31.73%

Electronic Equipment, Instruments & Components - 3.24%
Cognex Corp.	68,938	$3,307,645
FLIR Systems, Inc.	105,527	5,709,011
National Instruments Corp.	61,321	2,574,869
nLight, Inc.A	123,446	2,370,163

		13,961,688

IT Services - 3.50%
Euronet Worldwide, Inc.A	47,552	8,000,149
MAXIMUS, Inc.	31,933	2,316,420
WEX, Inc.A	23,103	4,807,734

		15,124,303

Semiconductors & Semiconductor Equipment - 3.65%
CyberOptics Corp.A	52,047	844,723
Inphi Corp.A	58,901	2,950,940
Power Integrations, Inc.	30,614	2,454,631
Semtech Corp.A	108,690	5,222,554
Silicon Laboratories, Inc.A	41,515	4,292,651

		15,765,499

Software - 21.34%
2U, Inc.A	54,066	2,035,044
8x8, Inc.A	188,250	4,536,825
Aspen Technology, Inc.A	62,050	7,711,574
Cornerstone OnDemand, Inc.A	65,363	3,786,479
CyberArk Software Ltd.A	32,001	4,091,008
Envestnet, Inc.A	82,967	5,672,454
FireEye, Inc.A	211,304	3,129,412
Five9, Inc.A	126,447	6,485,467
Globant S.A.A	59,719	6,034,605
Guidewire Software, Inc.A	32,458	3,290,592
Manhattan Associates, Inc.A	80,434	5,576,489
Mimecast Ltd.A	82,362	3,847,129
Proofpoint, Inc.A	54,496	6,553,144
PROS Holdings, Inc.A	130,298	8,242,651
Q2 Holdings, Inc.A	87,821	6,706,012
Qualys, Inc.A	55,128	4,800,546
Rapid7, Inc.A	42,349	2,449,466
SPS Commerce, Inc.A	32,955	3,368,330
Tyler Technologies, Inc.A	17,402	3,759,180

		92,076,407

Total Information Technology		136,927,897

Materials - 0.99%

Chemicals - 0.99%
Balchem Corp.	42,588	4,257,522

Total Common Stocks (Cost $251,109,093)		424,561,489

SHORT-TERM INVESTMENTS - 1.52% (Cost $6,571,474)

Investment Companies - 1.52%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.32%C D	6,571,474	6,571,474

See accompanying notes

15

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Fair Value

SECURITIES LENDING COLLATERAL - 1.46% (Cost $6,294,174)

Investment Companies - 1.46%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.32%C D	6,294,174	$6,294,174

TOTAL INVESTMENTS - 101.35% (Cost $263,974,741)		437,427,137
LIABILITIES, NET OF OTHER ASSETS - (1.35%)		(5,837,865)

TOTAL NET ASSETS - 100.00%		$431,589,272

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan at June 30, 2019.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2019, the investments were classified as described below:

Stephens Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$424,561,489	$-	$-	$424,561,489
Short-Term Investments	6,571,474	-	-	6,571,474
Securities Lending Collateral	6,294,174	-	-	6,294,174

Total Investments in Securities - Assets	$437,427,137	$-	$-	$437,427,137

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2019, there were no transfers into or out of Level 3.

See accompanying notes

16

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2019 (Unaudited)

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$226,161,533	$424,561,489
Investments in affiliated securities, at fair value‡	11,748,315	12,865,648
Dividends and interest receivable	35,608	34,557
Receivable for investments sold	236,484	1,075,949
Receivable for fund shares sold	1,340,606	501,955
Receivable for expense reimbursement (Note 2)	10,572	30
Prepaid expenses	55,010	64,869

Total assets	239,588,128	439,104,497

Liabilities:
Payable for investments purchased	5,756,537	247,321
Payable for fund shares redeemed	37,426	541,814
Management and sub-advisory fees payable (Note 2)	138,865	332,048
Service fees payable (Note 2)	4,963	14,024
Transfer agent fees payable (Note 2)	12,473	17,731
Payable upon return of securities loaned (Note 8)§	1,315,416	6,294,174
Custody and fund accounting fees payable	3,819	13,791
Professional fees payable	15,763	4,458
Trustee fees payable (Note 2)	9,469	34,160
Payable for prospectus and shareholder reports	-	15,250
Other liabilities	2,014	454

Total liabilities	7,296,745	7,515,225

Net assets	$232,291,383	$431,589,272

Analysis of net assets:
Paid-in-capital	$169,836,223	$231,419,833
Total distributable earnings (deficits)A	62,455,160	200,169,439

Net assets	$232,291,383	$431,589,272

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	6,189,516	18,019,876

Y Class	1,012,190	3,895,309

Investor Class	668,548	3,411,365

A Class	274,559	361,272

C Class	158,458	69,907

R6 ClassB C	550,882	5,914

Net assets:
Institutional Class	$166,092,624	$306,904,396

Y Class	$26,967,990	$65,761,073

Investor Class	$15,010,412	$52,384,159

A Class	$6,133,161	$5,470,279

C Class	$3,303,563	$968,620

R6 ClassB C	$14,783,633	$100,745

Net asset value, offering and redemption price per share:
Institutional Class	$26.83	$17.03

Y Class	$26.64	$16.88

Investor Class	$22.45	$15.36

A Class	$22.34	$15.14

A Class (offering price)	$23.70	$16.06

C Class	$20.85	$13.86

R6 ClassB C	$26.84	$17.04

† Cost of investments in unaffiliated securities	$174,209,417	$251,109,093
‡ Cost of investments in affiliated securities	$11,748,315	$12,865,648
§ Fair value of securities on loan	$1,298,872	$6,335,120

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.
B Class launched on December 31, 2018 and commenced operations on January 2, 2019 in the Stephens Mid-Cap Growth Fund (Note 1).
C Class launched on May 1, 2019 and commenced operations on April 30, 2019 in the Stephens Small Cap Growth Fund (Note 1).

See accompanying notes

17

American Beacon FundsSM

Statements of Operations

For the period ended June 30, 2019 (Unaudited)

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$317,441	$404,128
Dividend income from affiliated securities (Note 7)	73,328	111,984
Income derived from securities lending (Note 8)	2,443	13,110

Total investment income	393,212	529,222

Expenses:
Management and sub-advisory fees (Note 2)	674,367	2,008,972
Transfer agent fees:
Institutional Class (Note 2)	37,680	57,506
Y Class (Note 2)	7,146	30,773
Investor Class	1,111	1,658
A Class	204	184
C Class	100	39
R6 ClassA B	1,887	61
Custody and fund accounting fees	17,857	31,054
Professional fees	28,203	39,608
Registration fees and expenses	60,265	42,774
Service fees (Note 2):
Investor Class	24,926	95,120
A Class	5,083	2,131
C Class	1,149	552
Distribution fees (Note 2):
A Class	14,411	7,063
C Class	14,813	5,564
Prospectus and shareholder report expenses	6,683	19,223
Trustee fees (Note 2)	16,003	50,824
Other expenses	5,727	16,822

Total expenses	917,615	2,409,928

Net fees waived and expenses (reimbursed) (Note 2)	(87,405)	(67)

Net expenses	830,210	2,409,861

Net investment (loss)	(436,998)	(1,880,639)

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesC	2,969,273	22,356,010
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesD	34,259,588	62,504,431

Net gain from investments	37,228,861	84,860,441

Net increase in net assets resulting from operations	$36,791,863	$82,979,802

† Foreign taxes	$2,303	$2,993

A Class launched on December 31, 2018 and commenced operations on January 2, 2019 in the Stephens Mid-Cap Growth Fund (Note 1).
B Class launched on April 30, 2019 and commenced operations on May 1, 2019 in the Stephens Small Cap Growth Fund (Note 1).
C The Funds did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
D The Funds’ investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

18

American Beacon FundsSM

Statements of Changes in Net Assets

	Stephens Mid-Cap Growth Fund		Stephens Small Cap Growth Fund
	Six Months Ended June 30, 2019	Year Ended December 31, 2018	Six Months Ended June 30, 2019	Year Ended December 31, 2018
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment (loss)	$(436,998)	$(803,062)	$(1,880,639)	$(4,305,985)
Net realized gain from investments in unaffiliated securities	2,969,273	15,570,916	22,356,010	111,127,480
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities	34,259,588	(16,821,873)	62,504,431	(66,227,807)

Net increase (decrease) in net assets resulting from operations	36,791,863	(2,054,019)	82,979,802	40,593,688

Distributions to shareholders:
Total retained earnings:
Institutional Class	-	(5,425,780)	-	(76,595,283)
Y Class	-	(757,041)	-	(18,278,992)
Investor Class	-	(1,251,731)	-	(16,618,636)
A Class	(79)	(1,124,545)	-	(1,689,188)
C Class	-	(144,407)	-	(366,743)
R6 Class*†	-	-	-	–

Net distributions to shareholders	(79)	(8,703,504)	-	(113,548,842)

Capital share transactions (Note 10):
Proceeds from sales of shares	124,440,163	78,079,866	58,196,907	138,657,979
Reinvestment of dividends and distributions	79	8,387,775	-	100,058,452
Cost of shares redeemed	(42,935,909)	(58,755,155)	(62,160,549)	(387,151,403)

Net increase (decrease) in net assets from capital share transactions	81,504,333	27,712,486	(3,963,642)	(148,434,972)

Net increase (decrease) in net assets	118,296,117	16,954,963	79,016,160	(221,390,126)

Net assets:
Beginning of period	113,995,266	97,040,303	352,573,112	573,963,238

End of period	$232,291,383	$113,995,266	$431,589,272	$352,573,112

* Class launched on December 31, 2018 and commenced operations on January 2, 2019 in the Stephens Mid-Cap Growth Fund (Note 1).
† Class launched on May 1, 2019 and commenced operations on April 30, 2019 in the Stephens Small Cap Growth Fund (Note 1).

See accompanying notes

19

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of June 30, 2019, the Trust consists of thirty-three active series, two of which are presented in this filing: American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the period ended June 30, 2019, the Funds have chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

Class Disclosure

On April 30, 2019, the Stephens Small Cap Growth Fund created the R6 Class, a new class made available for sale to provide third party intermediaries an investment option for the large 401(K) plans that does not charge 12b-1 or sub-transfer agency fees pursuant to the Fund’s registration statement filed with the United States Securities and Exchange Commission. Refer to the Funds Prospectus for more details.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

20

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Class	Eligible Investors	Minimum Initial Investments

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	1,000

R6 Class	All investors participating in retirement plan directly or through intermediary organizations.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

21

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with Stephens Investment Management Group LLC (the “Sub-Advisor”) pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedule:

Stephens Mid-Cap Growth Fund

First $100 million	0.50%
Over $100 million	0.45%

Stephens Small Cap Growth

First $200 million	0.65%
Over $200 million	0.60%

The Management and Sub-Advisory Fees paid by the Funds for the period ended June 30, 2019 were as follows:

Stephens Mid-Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$295,189
Sub-Advisor Fees	0.45%	379,178

Total	0.80%	$674,367

22

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Stephens Small Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$722,798
Sub-Advisor Fees	0.62%	1,286,174

Total	0.97%	$2,008,972

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the period ended June 30, 2019, the Manager received securities lending fees of $312 and $1,451 for the securities lending activities of the Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plans that obligates the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y

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Notes to Financial Statements

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Classes on an annual basis. During the period ended June 30, 2019, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Stephens Mid-Cap Growth	$42,909
Stephens Small Cap Growth	81,958

As of June 30, 2019, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Stephens Mid-Cap Growth	$11,073
Stephens Small Cap Growth	14,044

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended June 30, 2019, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Stephens Mid-Cap Growth	$3,156	$771	$3,927
Stephens Small Cap Growth	4,818	4,009	8,827

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended June 30, 2019, the Stephens Small Cap Growth Fund borrowed on average $6,619,657 for 2 days at an average interest rate of 3.29% with interest charges of $1,200. These amounts are recorded as “Other expenses” in the Statements of Operations. For the period ended June 30, 2019, the Stephens Mid-Cap Value Fund did not utilize the credit facility.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the period ended June 30, 2019, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	1/1/2019 - 6/30/2019	Reimbursed Expenses	(Recouped) Expenses
Stephens Mid-Cap Growth	Institutional	0.89%	$82,520	$-	2022
Stephens Mid-Cap Growth	Y	0.99%	4,972	-	2022
Stephens Mid-Cap Growth	Investor	1.25%	4,028	-	2022
Stephens Mid-Cap Growth	A	1.29%	1,154	-	2022
Stephens Mid-Cap Growth	C	2.04%	123	-	2022
Stephens Mid-Cap Growth	R6	0.84%	2,436	-	2022
Stephens Small Cap Growth	R6	1.05%	67	-	2022

Of these amounts, $10,572 and $30 were disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at June 30, 2019 for the Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2022. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are unlikely. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Stephens Mid-Cap Growth	$-	$54,783	$-	2019
Stephens Mid-Cap Growth	-	47,661	-	2020
Stephens Mid-Cap Growth	-	103,756	-	2021

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers and it may be used to offset distribution related expenses. During the period ended June 30, 2019, CDSC fees of $2,492 and $43 were collected for the Class A Shares of Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended June 30, 2019, there were no CDSC fees collected for Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended June 30, 2019, CDSC fees of $220 and $100 were collected for the Class C Shares of Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Trustee Fees and Expenses

As compensation for their service to the Trusts, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chair receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding of the Fund or class.

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.   Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Equity Investments Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Investment Risk

An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the United States government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

significant degree. The U.S. government has recently reduced the federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds, exchange-traded funds (“ETFs”). To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment may decline, adversely affecting the Funds’ performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees.

Sector Risk

Sector risk is the risk associated with a Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase.

To the extent a Fund invests substantially in the information technology sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as a greater degree of market risk and sharp price fluctuations than other types of securities. The value of a Fund’s shares could experience significantly greater volatility than investment companies investing more broadly.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2019.

Stephens Mid-Cap Growth Fund

	Remaining Contractual Maturity of the Agreements As of June 30, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,315,416	$-	$-	$-	$1,315,416

Total Borrowings	$1,315,416	$-	$-	$-	$1,315,416

Gross amount of recognized liabilities for securities lending transactions					$1,315,416

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

Stephens Small Cap Growth Fund

	Remaining Contractual Maturity of the Agreements As of June 30, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$6,294,174	$-	$-	$-	$6,294,174

Total Borrowings	$6,294,174	$-	$-	$-	$6,294,174

Gross amount of recognized liabilities for securities lending transactions					$6,294,174

6.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2018 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of June 30, 2019 the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Stephens Mid-Cap Growth	$187,141,923	$54,413,481	$(3,645,556)	$50,767,925
Stephens Small Cap Growth	267,936,910	184,340,418	(14,850,191)	169,490,227

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

During the year ended December 31, 2018, the Funds did not have any capital loss carryforwards.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended June 30, 2019 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Stephens Mid-Cap Growth	$91,359,362	$14,450,931
Stephens Small Cap Growth	34,448,416	53,107,419

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

A summary of the Funds’ transactions in the USG Select Fund for the period ended June 30, 2019 are as follows:

Fund	Type of Transaction	December 31, 2018 Shares/Fair Value	Purchases	Sales	June 30, 2019 Shares/Fair Value	Dividend Income
Stephens Mid-Cap Growth	Direct	$1,239,434	$71,216,923	$62,023,458	$10,432,899	$73,328
Stephens Mid-Cap Growth	Securities Lending	1,055,421	12,701,597	12,441,602	1,315,416	N/A
Stephens Small Cap Growth	Direct	-	43,287,990	36,716,516	6,571,474	111,984
Stephens Small Cap Growth	Securities Lending	11,354,466	38,101,074	43,161,366	6,294,174	N/A

8.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

As of June 30, 2019, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Stephens Mid-Cap Growth	$1,298,872	$1,315,416	$-	$1,315,416
Stephens Small Cap Growth	6,335,120	6,294,174	-	6,294,174

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

9.  Borrowing Arrangements

Effective November 15, 2018 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 14, 2019, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds will pay a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 14, 2019 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended June 30, 2019, the Funds did not utilize this facility.

33

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	3,717,644	$92,302,260	2,358,949	$58,811,049
Reinvestment of dividends	-	-	250,100	5,174,568
Shares redeemed	(1,041,713)	(26,816,350)	(1,809,263)	(42,838,051)

Net increase in shares outstanding	2,675,931	$65,485,910	799,786	$21,147,566

	Y Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	553,686	$14,286,833	299,355	$7,427,070
Reinvestment of dividends	-	-	36,061	741,056
Shares redeemed	(27,578)	(687,195)	(101,782)	(2,476,639)

Net increase in shares outstanding	526,108	$13,599,638	233,634	$5,691,487

	Investor Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	122,275	$2,552,213	438,488	$9,927,938
Reinvestment of dividends	-	-	69,860	1,211,364
Shares redeemed	(258,899)	(5,521,734)	(473,243)	(10,248,837)

Net increase (decrease) in shares outstanding	(136,624)	$(2,969,521)	35,105	$890,465

	A Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	16,089	$327,316	33,452	$726,471
Reinvestment of dividends	5	79	64,851	1,119,326
Shares redeemed	(435,774)	(9,554,839)	(130,372)	(2,604,564)

Net (decrease) in shares outstanding	(419,680)	$(9,227,444)	(32,069)	$(758,767)

	C Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	30,622	$606,911	63,297	$1,087,338
Reinvestment of dividends	-	-	8,748	141,461
Shares redeemed	(17,686)	(354,729)	(29,360)	(587,064)

Net increase in shares outstanding	12,936	$252,182	42,685	$641,735

34

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

	R6 Class
	Six Months Ended June 30, 2019		Period Ended December 31, 2018A
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	546,212	$14,364,630	4,710	$100,000
Shares redeemed	(40)	(1,062)	-	-

Net (decrease) in shares outstanding	546,172	$14,363,568	4,710	$100,000

	Institutional Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	2,461,026	$38,104,354	3,867,303	$82,471,413
Reinvestment of dividends	-	-	4,704,001	63,362,893
Shares redeemed	(2,286,884)	(36,690,595)	(13,532,203)	(291,145,177)

Net increase (decrease) in shares outstanding	174,142	$1,413,759	(4,960,899)	$(145,310,871)

	Y Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,016,975	$15,997,163	882,266	$18,176,645
Reinvestment of dividends	-	-	1,361,228	18,172,394
Shares redeemed	(548,415)	(8,788,615)	(3,157,113)	(57,685,578)

Net increase (decrease) in shares outstanding	468,560	$7,208,548	(913,619)	$(21,336,539)

	Investor Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	273,986	$3,952,933	1,652,665	$34,553,602
Reinvestment of dividends	-	-	1,355,706	16,485,380
Shares redeemed	(1,054,267)	(15,313,445)	(1,734,700)	(34,493,228)

Net increase (decrease) in shares outstanding	(780,281)	$(11,360,512)	1,273,671	$16,545,754

	A Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	632	$8,957	140,666	$2,978,897
Reinvestment of dividends	-	-	140,687	1,686,836
Shares redeemed	(69,206)	(1,000,150)	(167,136)	(3,468,914)

Net increase (decrease) in shares outstanding	(68,574)	$(991,193)	114,217	$1,196,819

	C Class
	Six Months Ended June 30, 2019		Year Ended December 31, 2018
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	2,514	$33,500	26,426	$477,422
Reinvestment of dividends	-	-	31,847	350,949
Shares redeemed	(27,723)	(367,744)	(21,527)	(358,506)

Net increase (decrease) in shares outstanding	(25,209)	$(334,244)	36,746	$469,865

35

American Beacon FundsSM

Notes to Financial Statements

June 30, 2019 (Unaudited)

	R6 Class
	Period Ended June 30, 2019B
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount
Shares sold	5,914	$100,000

Net (decrease) in shares outstanding	5,914	$100,000

A Class launched on December 31, 2018 and commenced operations on January 2, 2019 (Note 1).

B Class launched on April 30, 2019 and commenced operations on May 1, 2019 (Note 1).

11.  Subsequent Events

On August 20, 2019, The Board approved: (i) an amendment to the existing investment advisory agreement among the Manager, Stephens Investment Management Group, LLC (“Stephens”) and the Trust, on behalf of the American Beacon Stephens Small Cap Growth Fund (the “Fund”), whereby the fee rate payable to Stephens by the Fund with respect to the first $200 million in assets under management will be 0.60% and thereafter the fee rate payable to Stephens by the Fund will be 0.55%, effective on or about September 1, 2019; (ii) the addition of contractual expense ratio caps for the Fund’s A Class, C Class, Y Class, Institutional Class and Investor Class shares amounting to 1.28%, 2.06%, 1.06%, 0.99, and 1.31%, respectively, effective on or about September 1, 2019; and (iii) the lowering of the contractual expense ratio cap for the Fund’s R6 Class shares to 0.95%, effective on or about September 1, 2019.

36

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30, 2019		Year Ended December 31,
			2018		2017	2016	2015	2014

	(unaudited)
Net asset value, beginning of period	$21.23		$22.45		$18.29	$18.11	$19.24	$19.76

Income (loss) from investment operations:
Net investment (loss)	(0.05	)A	(0.12	)A	(0.07)	(0.26)	(0.13)	(0.04)
Net gains (losses) on investments (both realized and unrealized)	5.65		0.57		5.26	1.49	(0.11)	0.72

Total income (loss) from investment operations	5.60		0.45		5.19	1.23	(0.24)	0.68

Less distributions:
Dividends from net investment income	-		-		-	-	-	-
Distributions from net realized gains	-		(1.67)		(1.03)	(1.05)	(0.89)	(1.20)

Total distributions	-		(1.67)		(1.03)	(1.05)	(0.89)	(1.20)

Net asset value, end of period	$26.83		$21.23		$22.45	$18.29	$18.11	$19.24

Total returnB	26.38	%C	2.20%		28.38%	6.76%	(1.23)%	3.41%

Ratios and supplemental data:
Net assets, end of period	$166,092,624		$74,603,963		$60,933,913	$50,451,447	$76,666,136	$87,620,400
Ratios to average net assets:
Expenses, before reimbursements	1.02	%D	1.04%		1.07%	1.09%	1.01%	1.05%
Expenses, net of reimbursementsE	0.89	%D	0.94	%F	0.99%	1.00%	0.99%	1.00%
Net investment (loss), before expense reimbursements	(0.55	)%D	(0.60)%		(0.36)%	(0.60)%	(0.54)%	(0.53)%
Net investment (loss), net of reimbursements	(0.42	)%D	(0.50)%		(0.28)%	(0.51)%	(0.53)%	(0.48)%
Portfolio turnover rate	9	%C	38%		24%	22%	19%	37%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
F	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

37

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2019		Year Ended December 31,
			2018		2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$21.09		$22.34		$18.22	$18.06	$19.22

Income (loss) from investment operations:
Net investment income (loss)	(0.06	)A	(0.15)		0.12	(0.10)	(0.15)
Net gains (losses) on investments (both realized and unrealized)	5.61		0.57		5.03	1.31	(0.12)

Total income (loss) from investment operations	5.55		0.42		5.15	1.21	(0.27)

Less distributions:
Dividends from net investment income	-		-		-	-	-
Distributions from net realized gains	-		(1.67)		(1.03)	(1.05)	(0.89)

Total distributions	-		(1.67)		(1.03)	(1.05)	(0.89)

Redemption fees added to beneficial interests	-		-		-	-	-

Net asset value, end of period	$26.64		$21.09		$22.34	$18.22	$18.06

Total returnB	26.32	%C	2.08%		28.27%	6.67%	(1.39)%

Ratios and supplemental data:
Net assets, end of period	$26,967,990		$10,252,661		$5,639,207	$2,510,649	$2,479,918
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.05	%D	1.08%		1.11%	1.12%	1.06%
Expenses, net of reimbursementsE	0.99	%D	1.03	%F	1.09%	1.12%	1.09%
Net investment (loss), before expense reimbursements	(0.57	)%D	(0.64)%		(0.42)%	(0.63)%	(0.60)%
Net investment (loss), net of reimbursements or recoupments	(0.52	)%D	(0.59)%		(0.40)%	(0.63)%	(0.63)%
Portfolio turnover rate	9	%C	38%		24%	22%	19%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
F	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

38

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2019		Year Ended December 31,
			2018		2017	2016	2015	2014

	(unaudited)
Net asset value, beginning of period	$17.80		$19.15		$15.77	$15.80	$16.97	$17.64

Income (loss) from investment operations:
Net investment (loss)	(0.42)		(0.12)		(0.21)	(0.27)	(0.32)	(0.36)
Net gains on investments (both realized and unrealized)	5.07		0.44		4.62	1.29	0.04	0.89

Total income (loss) from investment operations	4.65		0.32		4.41	1.02	(0.28)	0.53

Less distributions:
Dividends from net investment income	-		-		-	-	-	-
Distributions from net realized gains	-		(1.67)		(1.03)	(1.05)	(0.89)	(1.20)

Total distributions	-		(1.67)		(1.03)	(1.05)	(0.89)	(1.20)

Net asset value, end of period	$22.45		$17.80		$19.15	$15.77	$15.80	$16.97

Total returnA	26.12	%B	1.91%		27.97%	6.42%	(1.63)%	2.97%

Ratios and supplemental data:
Net assets, end of period	$15,010,412		$14,330,547		$14,749,984	$13,078,292	$14,814,940	$19,551,562
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.29	%C	1.28%		1.29%	1.38%	1.32%	1.27%
Expenses, net of reimbursementsD	1.25	%C	1.25	%E	1.29%	1.38%	1.35%	1.38%
Net investment (loss), before expense reimbursements	(0.84	)%C	(0.86)%		(0.58)%	(0.89)%	(0.85)%	(0.77)%
Net investment (loss), net of reimbursements or recoupments	(0.80	)%C	(0.83)%		(0.58)%	(0.89)%	(0.89)%	(0.88)%
Portfolio turnover rate	9	%B	38%		24%	22%	19%	37%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.
D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
E	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

39

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2019		Year Ended December 31,
			2018		2017	2016	2015	2014

	(unaudited)
Net asset value, beginning of period	$17.71		$19.08		$15.72	$15.77	$16.94	$17.61

Income (loss) from investment operations:
Net investment (loss)	(2.00)		(0.24)		(0.28)	(0.14)	(0.20)	(0.19)
Net gains (losses) on investments (both realized and unrealized)	6.63		0.54		4.67	1.14	(0.08)	0.72

Total income (loss) from investment operations	4.63		0.30		4.39	1.00	(0.28)	0.53

Less distributions:
Dividends from net investment income	(0.00	)E	-		-	-	-	-
Distributions from net realized gains	-		(1.67)		(1.03)	(1.05)	(0.89)	(1.20)

Total distributions	-		(1.67)		(1.03)	(1.05)	(0.89)	(1.20)

Net asset value, end of period	$22.34		$17.71		$19.08	$15.72	$15.77	$16.94

Total returnA	26.14	%B	1.81%		27.93%	6.30%	(1.63)%	2.97%

Ratios and supplemental data:
Net assets, end of period	$6,133,161		$12,293,695		$13,854,727	$13,886,296	$13,907,563	$16,505,844
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.30	%C	1.33%		1.39%	1.42%	1.36%	1.45%
Expenses, net of reimbursementsD	1.30	%C	1.31	%F	1.39%	1.41%	1.39%	1.45%
Net investment (loss), before expense reimbursements	(0.86	)%C	(0.91)%		(0.67)%	(0.92)%	(0.90)%	(0.94)%
Net investment (loss), net of reimbursements or recoupments	(0.86	)%C	(0.89)%		(0.67)%	(0.92)%	(0.93)%	(0.94)%
Portfolio turnover rate	9	%B	38%		24%	22%	19%	37%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.
D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
E	Amount represents less than $0.01 per share.
F	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

40

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2019		Year Ended December 31,
			2018		2017	2016	2015	2014

	(unaudited)
Net asset value, beginning of period	$16.59		$18.11		$15.08	$15.28	$16.57	$17.38

Income (loss) from investment operations:
Net investment (loss)	(0.05)		(0.33	)A	(0.11)	(0.60)	(0.17)	(0.27)
Net gains (losses) on investments (both realized and unrealized)	4.31		0.48		4.17	1.45	(0.23)	0.66

Total income (loss) from investment operations	4.26		0.15		4.06	0.85	(0.40)	0.39

Less distributions:
Dividends from net investment income	-		-		-	-	-	-
Distributions from net realized gains	-		(1.67)		(1.03)	(1.05)	(0.89)	(1.20)

Total distributions	-		(1.67)		(1.03)	(1.05)	(0.89)	(1.20)

Net asset value, end of period	$20.85		$16.59		$18.11	$15.08	$15.28	$16.57

Total returnB	25.68	%C	1.07%		26.93%	5.52%	(2.39)%	2.21%

Ratios and supplemental data:
Net assets, end of period	$3,303,563		$2,414,400		$1,862,472	$1,389,526	$2,123,334	$1,901,906
Ratios to average net assets:
Expenses, before reimbursements or recoupments	2.04	%D	2.07%		2.11%	2.19%	2.11%	2.22%
Expenses, net of reimbursementsE	2.04	%D	2.06	%F	2.11%	2.18%	2.14%	2.20%
Net investment (loss), before expense reimbursements	(1.58	)%D	(1.64)%		(1.40)%	(1.70)%	(1.65)%	(1.69)%
Net investment (loss), net of reimbursements or recoupments	(1.58	)%D	(1.63)%		(1.39)%	(1.69)%	(1.68)%	(1.68)%
Portfolio turnover rate	9	%C	38%		24%	22%	19%	37%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
F	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

41

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	December 31, 2018 to June 30, 2019		Period EndedA December 31, 2018

	(unaudited)
Net asset value, beginning of period	$21.23		$21.23

Income from investment operations:
Net investment income	(0.00	)B	-
Net gains on investments (both realized and unrealized)	5.61		-

Total income from investment operations	5.61		-

Less distributions:
Dividends from net investment income	-		-

Net asset value, end of period	$26.84		$21.23

Total return	26.42	%C	0.00%

Ratios and supplemental data:
Net assets, end of period	$14,783,633		$100,000
Ratios to average net assets:
Expenses, before reimbursements	2.16	%D	0.00%
Expenses, net of reimbursementsE	0.84	%D	0.00%
Net investment income (loss), before expense reimbursements	(1.85	)%D	0.00%
Net investment income (loss), net of reimbursements	(0.53	)%D	0.00%
Portfolio turnover rate	9	%C	38	%C

A	Class launched on December 31, 2018 and commenced operations on January 2, 2019 (Note 1).
B	Amount represents less than $0.01 per share.
C	Not annualized.
D	Annualized.
E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

42

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30, 2019		Year Ended December 31,
			2018		2017		2016		2015	2014

	(unaudited)
Net asset value, beginning of period	$13.83		$19.01		$16.45		$15.08		$16.57	$17.83

Income (loss) from investment operations:
Net investment income (loss)	(0.06)		(0.33	)A	(0.23)		0.00	B	(0.13)	(0.07)
Net gains (losses) on investments (both realized and unrealized)	3.26		0.80		3.44		1.51		(0.65)	(0.49)

Total income (loss) from investment operations	3.20		0.47		3.21		1.51		(0.78)	(0.56)

Less distributions:
Dividends from net investment income	-		-		-		-		-	-
Distributions from net realized gains	-		(5.65)		(0.65)		(0.14)		(0.71)	(0.70)
Tax return of capitalC	-		-		(0.00	)C	-		-	-

Total distributions	-		(5.65)		(0.65)		(0.14)		(0.71)	(0.70)

Net asset value, end of period	$17.03		$13.83		$19.01		$16.45		$15.08	$16.57

Total returnD	23.14	%E	3.26%		19.52%		9.98%		(4.69)%	(3.14)%

Ratios and supplemental data:
Net assets, end of period	$306,904,396		$246,845,478		$433,520,624		$450,286,537		$300,919,215	$359,958,471
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.11	%F	1.09%		1.08%		1.09%		1.08%	1.08%
Expenses, net of reimbursementsG	1.11	%F	1.09%		1.08%		1.09%		1.08%	1.10%
Net investment (loss), before expense reimbursements	(0.85	)%F	(0.76)%		(0.79)%		(0.78)%		(0.67)%	(0.59)%
Net investment (loss), net of reimbursements or recoupments	(0.85	)%F	(0.76)%		(0.79)%		(0.78)%		(0.67)%	(0.61)%
Portfolio turnover rate	9	%F	16%		22%		40%		25%	46%

A	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.36).
B	Amount represents less than $0.01 per share.
C	Tax return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

43

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2019		Year Ended December 31,
			2018		2017		2016	2015

	(unaudited)
Net asset value, beginning of period	$13.72		$18.91		$16.38		$15.02	$16.54

Income (loss) from investment operations:
Net investment (loss)	(0.07	)A	(0.49	)B	(0.28)		(0.52)	(0.14)
Net gains (losses) on investments (both realized and unrealized)	3.23		0.95		3.46		2.02	(0.67)

Total income (loss) from investment operations	3.16		0.46		3.18		1.50	(0.81)

Less distributions:
Dividends from net investment income	-		-		-		-	-
Distributions from net realized gains	-		(5.65)		(0.65)		(0.14)	(0.71)
Tax return of capitalC	-		-		(0.00	)C	-	-

Total distributions	-		(5.65)		(0.65)		(0.14)	(0.71)

Redemption fees added to beneficial interests	-		-		-		-	-

Net asset value, end of period	$16.88		$13.72		$18.91		$16.38	$15.02

Total returnD	23.03	%E	3.25%		19.42%		9.96%	(4.88)%

Ratios and supplemental data:
Net assets, end of period	$65,761,073		$46,998,050		$82,072,563		$81,069,652	$142,980,166
Ratios to average net assets:
Expenses, before reimbursements	1.18	%F	1.15%		1.14%		1.15%	1.14%
Expenses, net of reimbursementsG	1.18	%F	1.15%		1.14%		1.15%	1.14%
Net investment (loss), before expense reimbursements	(0.92	)%F	(0.83)%		(0.85)%		(0.81)%	(0.74)%
Net investment (loss), net of reimbursements	(0.92	)%F	(0.83)%		(0.85)%		(0.81)%	(0.74)%
Portfolio turnover rate	9	%E	16%		22%		40%	25%

A	Per share amounts have been calculated using the average shares method.
B	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.52).
C	Tax return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

44

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2019		Year Ended December 31,
			2018		2017		2016	2015	2014

	(unaudited)
Net asset value, beginning of period	$12.49		$17.77		$15.45		$14.20	$15.71	$16.98

Income (loss) from investment operations:
Net investment (loss)	(0.44)		(0.21	)A B	(0.37)		(0.41)	(0.82)	(0.16)
Net gains (losses) on investments (both realized and unrealized)	3.31		0.58		3.34		1.80	0.02	(0.41)

Total income (loss) from investment operations	2.87		0.37		2.97		1.39	(0.80)	(0.57)

Less distributions:
Dividends from net investment income	-		-		-		-	-	-
Distributions from net realized gains	-		(5.65)		(0.65)		(0.14)	(0.71)	(0.70)
Tax return of capitalC	-		-		(0.00	)C	-	-	-

Total distributions	-		(5.65)		(0.65)		(0.14)	(0.71)	(0.70)

Net asset value, end of period	$15.36		$12.49		$17.77		$15.45	$14.20	$15.71

Total returnD	22.98	%E	2.93%		19.23%		9.76%	(5.08)%	(3.35)%

Ratios and supplemental data:
Net assets, end of period	$52,384,159		$52,359,859		$51,839,469		$50,544,287	$55,921,959	$147,227,308
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.43	%F	1.38%		1.29%		1.35%	1.40%	1.31%
Expenses, net of reimbursementsG	1.43	%F	1.38%		1.31%		1.35%	1.39%	1.37%
Net investment (loss), before expense reimbursements	(1.17	)%F	(1.05)%		(1.01)%		(1.02)%	(1.01)%	(0.81)%
Net investment (loss), net of reimbursements or recoupments	(1.17	)%F	(1.05)%		(1.03)%		(1.02)%	(1.00)%	(0.88)%
Portfolio turnover rate	9	%E	16%		22%		40%	25%	46%

A	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.24).
B	Per share amounts have been calculated using the average shares method.
C	Tax return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

45

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2019		Year Ended December 31,
			2018		2017		2016		2015	2014

	(unaudited)
Net asset value, beginning of period	$12.32		$17.59		$15.32		$14.10		$15.61	$16.91

Income (loss) from investment operations:
Net investment (loss)	(0.32)		(0.22	)A B	(0.62)		(0.31)		(0.19)	(0.18)
Net gains (losses) on investments (both realized and unrealized)	3.14		0.60		3.54		1.67		(0.61)	(0.42)

Total income (loss) from investment operations	2.82		0.38		2.92		1.36		(0.80)	(0.60)

Less distributions:
Dividends from net investment income	-		-		-		(0.00	)C	-	-
Distributions from net realized gains	-		(5.65)		(0.65)		(0.14)		(0.71)	(0.70)
Tax return of capitalD	-		-		(0.00	)C	-		-	-

Total distributions	-		(5.65)		(0.65)		(0.14)		(0.71)	(0.70)

Net asset value, end of period	$15.14		$12.32		$17.59		$15.32		$14.10	$15.61

Total returnE	22.89	%F	3.03%		19.06%		9.61%		(5.11)%	(3.54)%

Ratios and supplemental data:
Net assets, end of period	$5,470,279		$5,293,719		$5,553,261		$7,029,682		$8,197,136	$9,701,510
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.40	%G	1.38%		1.40%		1.46%		1.44%	1.51%
Expenses, net of reimbursementsH	1.40	%G	1.38%		1.40%		1.46%		1.48%	1.52%
Net investment (loss), before expense reimbursements	(1.14	)%G	(1.09)%		(1.11)%		(1.14)%		(1.03)%	(1.02)%
Net investment (loss), net of reimbursements or recoupments	(1.14	)%G	(1.09)%		(1.11)%		(1.14)%		(1.08)%	(1.03)%
Portfolio turnover rate	9	%F	16%		22%		40%		25%	46%

A	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.25).
B	Per share amounts have been calculated using the average shares method.
C	Amount represents less than $0.01 per share.
D	Tax return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

46

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2019		Year Ended December 31,
			2018		2017	2016		2015	2014

	(unaudited)
Net asset value, beginning of period	$11.31		$16.74		$14.71	$13.65		$15.26	$16.66

Income (loss) from investment operations:
Net investment (loss)	(0.91)		(0.35	)A B	(1.25)	(1.08)		(0.31)	(0.24)
Net gains (losses) on investments (both realized and unrealized)	3.46		0.57		3.93	2.28		(0.59)	(0.46)

Total income (loss) from investment operations	2.55		0.22		2.68	1.20		(0.90)	(0.70)

Less distributions:
Dividends from net investment income	-		-		-	-		-	-
Distributions from net realized gains	-		(5.65)		(0.65)	(0.14)		(0.71)	(0.70)
Tax return of capitalC	-		-		-	(0.00	)C	-	-

Total distributions	-		(5.65)		(0.65)	(0.14)		(0.71)	(0.70)

Net asset value, end of period	$13.86		$11.31		$16.74	$14.71		$13.65	$15.26

Total returnD	22.55	%E	2.19%		18.22%	8.76%		(5.89)%	(4.20)%

Ratios and supplemental data:
Net assets, end of period	$968,620		$1,076,006		$977,321	$1,280,971		$2,348,424	$2,771,316
Ratios to average net assets:
Expenses, before reimbursements or recoupments	2.18	%F	2.15%		2.14%	2.23%		2.19%	2.26%
Expenses, net of reimbursementsG	2.18	%F	2.15%		2.14%	2.23%		2.26%	2.27%
Net investment (loss), before expense reimbursements	(1.92	)%F	(1.84)%		(1.86)%	(1.91)%		(1.79)%	(1.76)%
Net investment (loss), net of reimbursements or recoupments	(1.92	)%F	(1.84)%		(1.86)%	(1.91)%		(1.85)%	(1.77)%
Portfolio turnover rate	9	%E	16%		22%	40%		25%	46%

A	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.38).
B	Per share amounts have been calculated using the average shares method.
C	Tax return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

47

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months EndedA June 30, 2019

	(unaudited)
Net asset value, beginning of period	$16.91

Income from investment operations:
Net investment income (loss)	(0.02)
Net gains on investments (both realized and unrealized)	0.15

Total income from investment operations	0.13

Less distributions:
Dividends from net investment income	-

Net asset value, end of period	$17.04

Total returnB	0.77	%C

Ratios and supplemental data:
Net assets, end of period	$100,745
Ratios to average net assets:
Expenses, before reimbursements	1.47	%D
Expenses, net of reimbursementsE	1.05	%D
Net investment income (loss), before expense reimbursements	(1.19	)%D
Net investment income (loss), net of reimbursements	(0.77	)%D
Portfolio turnover rate	9	%C

A	Class launched on May 1, 2019 and commenced operations on April 30, 2019 (Note 1).
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

48

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2019 (Unaudited)

At in-person meetings held on May 9, 2019 and June 4-5, 2019 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 5, 2019 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Stephens Mid-Cap Growth Fund (“MCG Fund”) and the American Beacon Stephens Small Cap Growth Fund (“SCG Fund”) (each, a “Fund” and collectively, the “Funds”); and

(2) the Investment Advisory Agreement among the Manager, Stephens Investment Management Group, LLC (the “subadvisor”), and the Trust, on behalf of the Funds.

The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Board received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Board’s process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

49

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2019 (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to renew the Agreements, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from their relationships with the Funds.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Funds by the subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisor. The Board also considered the subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting each Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for a Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of each Fund relative to the performance of other comparable investment accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager for the SCG Fund, and earning a profit before the payment of distribution-related and sustaining a loss after the payment of distribution-related expenses by the Manager for the MCG Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly

50

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2019 (Unaudited)

available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the SCG Fund’s R6 Class shares and for the MCG Fund that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of the Funds. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Funds, the Board considered representations made by the subadvisor that the Manager has negotiated the lowest fee rate that the subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rate for the SCG Fund. The Board also considered the subadvisor’s representation that it believes that its fee reflects economies of scale for the benefit of the MCG Fund’s shareholders.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or the subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. The Board also considered that the Manager may invest the Funds’ cash balances and cash collateral provided by the borrowers of the Funds’ securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. In addition, the Board noted that the subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Funds appear to be fair and reasonable.

51

Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2019 (Unaudited)

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made in comparison to each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile representing the bottom 20 percent of the universe based on performance. References below to each Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made in comparison to each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense and the 5th Quintile representing the highest 20 percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Board also considered each Fund’s Morningstar fee level category. In reviewing expenses, the Board considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisor’s use of soft dollars was requested from the Manager and was considered by the Board.

Additional Considerations and Conclusions with Respect to the American Beacon Stephens Mid-Cap Growth Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with the subadvisor for the MCG Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2018)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	2nd Quintile

The Board also considered: (1) that the MCG Fund’s expenses are above the median of its Broadridge expense universe and below the median of its Broadridge expense group; (2) that the MCG Fund’s investment advisory fee rate and contractual expense limitation were reduced, effective July 1, 2018; (3) information provided by the subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages the MCG Fund; and (4) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the MCG Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the MCG Fund.

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Disclosure Regarding Renewal and Approval of Management and Investment Advisory Agreement

June 30, 2019 (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon Stephens Small Cap Growth Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with the subadvisor for the SCG Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	5th Quintile
Compared to Broadridge Expense Universe	5th Quintile
Morningstar Fee Level Ranking – Institutional Class	Above Average Expense Ratio

Broadridge Fund Performance Analysis (five-year period ended December 31, 2018)

Compared to Broadridge Performance Universe	4th Quintile
Compared to Morningstar Category	4th Quintile

The Board also considered: (1) that the subadvisor’s investment process focuses on higher-quality, lower-valuation companies, which may cause the SCG Fund to underperform its benchmark index, Broadridge performance universe and Morningstar category in markets that favor lower-quality, higher-valuation issuers; (2) the subadvisor’s improved recent short-term performance; (3) the subadvisor’s longer-term performance, consistent process and consistent team; (4) information provided by the subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages the SCG Fund; (5) that the SCG Fund employs a limited-capacity strategy as the subadvisor invests primarily in small-capitalization equities; and (6) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations the Board: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the SCG Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the SCG Fund.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the first and third fiscal quarters. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund are service marks of American Beacon Advisors, Inc.

SAR 6/19

ITEM 2.	CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code August 19, 2019 to disclose the addition of the American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Sound Point Alternative Lending Fund and to disclose a change to limit the value of gifts received by the principal officer or financial officer to $100. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Ms. Brenda A. Cline and Gilbert G. Alvarado, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Ms. Brenda Cline and Mr. Gilbert Alvarado are “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not Applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Not Applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: September 5, 2019

By /s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Funds

Date: September 5, 2019